Exhibit 10.4
EXECUTION VERSION

Dated as of June 16, 2026

INCREF 2026-FL2 LLC,
as Issuer
INVESCO COMMERCIAL REAL ESTATE FINANCE INVESTMENTS, LP,
as Advancing Agent
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Trustee
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Note Administrator and
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Custodian

INDENTURE

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TABLE OF CONTENTS
Page
ARTICLE 1 DEFINITIONS    3
Section 1.1    Definitions    3
Section 1.2    Interest Calculation Convention    58
Section 1.3    Rounding Convention    58
Section 1.4    Interpretation    58
ARTICLE 2 THE NOTES    58
Section 2.1    Forms Generally    58
Section 2.2    Forms of Notes and Certificate of Authentication    59
Section 2.3    Authorized Amount; Stated Maturity Date; and Denominations.    61
Section 2.4    Execution, Authentication, Delivery and Dating    61
Section 2.5    Registration, Registration of Transfer and Exchange.    62
Section 2.6    Mutilated, Defaced, Destroyed, Lost or Stolen Note    73
Section 2.7    Payment of Principal and Interest and Other Amounts; Principal and Interest Rights Preserved.    74
Section 2.8    Persons Deemed Owners    78
Section 2.9    Cancellation    78
Section 2.10    Global Notes; Definitive Notes; Temporary Notes    78
Section 2.11    U.S. Tax Treatment of Notes and the Issuer.    80
Section 2.12    Authenticating Agents    81
Section 2.13    Forced Sale on Failure to Comply with Restrictions.    81
Section 2.14    No Gross Up    82
Section 2.15    Credit Risk Retention    82
Section 2.16    Benchmark Transition Event    82
Section 2.17    Subdivision of Income Notes    83
ARTICLE 3 CONDITIONS PRECEDENT; PLEDGED COLLATERAL INTERESTS    84
Section 3.1    General Provisions    84
Section 3.2    Security for Notes    86
Section 3.3    Transfer of Collateral.    88
ARTICLE 4 SATISFACTION AND DISCHARGE    99
Section 4.1    Satisfaction and Discharge of Indenture    99
Section 4.2    Application of Amounts held in Trust    100
Section 4.3    Repayment of Amounts Held by Paying Agent    100

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Section 4.4    Limitation on Obligation to Incur Company Administrative Expenses    100
ARTICLE 5 REMEDIES    101
Section 5.1    Events of Default.    101
Section 5.2    Acceleration of Maturity; Rescission and Annulment.    103
Section 5.3    Collection of Indebtedness and Suits for Enforcement by Trustee. 105 Section 5.4    Remedies.    108
Section 5.5    Preservation of Collateral.    110
Section 5.6    Trustee May Enforce Claims Without Possession of Notes    111
Section 5.7    Application of Amounts Collected    111
Section 5.8    Limitation on Suits    111
Section 5.9    Unconditional Rights of Noteholders to Receive Principal and Interest    112
Section 5.10    Restoration of Rights and Remedies    112
Section 5.11    Rights and Remedies Cumulative    112
Section 5.12    Delay or Omission Not Waiver    113
Section 5.13    Control by the Controlling Class    113
Section 5.14    Waiver of Past Defaults    113
Section 5.15    Undertaking for Costs    114
Section 5.16    Waiver of Stay or Extension Laws    114
Section 5.17    Sale of Collateral    114
Section 5.18    Action on the Notes    115
ARTICLE 6 THE TRUSTEE AND NOTE ADMINISTRATOR    115
Section 6.1    Certain Duties and Responsibilities    115
Section 6.2    Notice of Default    118
Section 6.3    Certain Rights of Trustee and Note Administrator    118
Section 6.4    Not Responsible for Recitals or Issuance of Notes    121
Section 6.5    May Hold Notes    121
Section 6.6    Amounts Held in Trust    121
Section 6.7    Compensation and Reimbursement    121
Section 6.8    Corporate Trustee Required; Eligibility    122
Section 6.9    Resignation and Removal; Appointment of Successor    123
Section 6.10    Acceptance of Appointment by Successor    125

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Section 6.11    Merger, Conversion, Consolidation or Succession to Business of Trustee and Note Administrator    125

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Section 6.12    Co-Trustees and Separate Trustee    126
Section 6.13    Direction to enter into the Servicing Agreement    127
Section 6.14    Representations and Warranties of the Trustee    127
Section 6.15    Representations and Warranties of the Note Administrator    128
Section 6.16    Requests for Consents    128
Section 6.17    Withholding    129
ARTICLE 7 COVENANTS    129
Section 7.1    Payment of Principal and Interest    129
Section 7.2    Maintenance of Office or Agency    129
Section 7.3    Amounts for Note Payments to be Held in Trust.    130
Section 7.4    Existence of the Issuer.    132
Section 7.5    Protection of Collateral.    133
Section 7.6    Notice of Any Amendments    135
Section 7.7    Performance of Obligations    135
Section 7.8    Negative Covenants.    136
Section 7.9    Statement as to Compliance    138
Section 7.10    Issuer May Consolidate or Merge Only on Certain Terms    138
Section 7.11    Successor Substituted    140
Section 7.12    No Other Business    140
Section 7.13    Reporting    140
Section 7.14    Calculation Agent    141
Section 7.15    REIT Status    141
Section 7.16    Permitted Subsidiaries    141
Section 7.17    Repurchase Requests    142
Section 7.18    Servicing of Loans and Control of Servicing Decisions    143
Section 7.19    ABS Due Diligence Services    143
Section 7.20    Designated Transaction Representative    143
ARTICLE 8 SUPPLEMENTAL INDENTURES    145
Section 8.1    Supplemental Indentures Without Consent of Noteholders.    145
Section 8.2    Supplemental Indentures with Consent of Noteholders    148
Section 8.3    Execution of Supplemental Indentures    150
Section 8.4    Effect of Supplemental Indentures    152
Section 8.5    Reference in Notes to Supplemental Indentures    152

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ARTICLE 9 REDEMPTION OF NOTES; REDEMPTION PROCEDURES    152

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Section 9.1    Clean-up Call; Tax Redemption; Optional Redemption; and Auction Call Redemption.    152
Section 9.2    Notice of Redemption.    154
Section 9.3    Notice of Redemption or Maturity    154
Section 9.4    Notes Payable on Redemption Date    155
Section 9.5    Mandatory Redemption    155
ARTICLE 10 ACCOUNTS, ACCOUNTINGS AND RELEASES    156
Section 10.1    Collection of Amounts; Custodial Account.    156
Section 10.2    Reinvestment Account.    156
Section 10.3    Payment Account.    157
Section 10.4    Unused Proceeds Account    158
Section 10.5    Expense Reserve Account    159
Section 10.6    [Reserved].    160
Section 10.7    Interest Advances    160
Section 10.8    Reports by Parties    164
Section 10.9    Reports; Accountings    164
Section 10.10    Release of Collateral Interests; Release of Collateral.    167
Section 10.11    [Reserved]    169
Section 10.12    Information Available Electronically    169
Section 10.13    Investor Q&A Forum; Investor Registry.    172
Section 10.14    Certain Procedures.    174
ARTICLE 11 APPLICATION OF FUNDS    175
Section 11.1    Disbursements of Amounts from Payment Account.    175
Section 11.2    Securities Accounts    180
ARTICLE 12 SALE OF COLLATERAL INTERESTS; THE DELAYED COLLATERAL INTEREST; REINVESTMENT COLLATERAL INTERESTS; FUTURE FUNDING ESTIMATES.    181
Section 12.1    Sales of Collateral Interests.    181
Section 12.2    Reinvestment Collateral Interests.    185
Section 12.3    Conditions Applicable to all Transactions Involving Sale or Grant.
.    186
Section 12.4    Modifications to Note Protection Tests    187
Section 12.5    Future Funding Agreement    188
Section 12.6    Acquisition of the Delayed Collateral Interest.    188

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ARTICLE 13 NOTEHOLDERS’ RELATIONS    189

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Section 13.1    Subordination.    189
Section 13.2    Standard of Conduct    192
ARTICLE 14 MISCELLANEOUS    192
Section 14.1    Form of Documents Delivered to the Trustee and Note Administrator
.    192
Section 14.2    Acts of Noteholders.    193
Section 14.3    Notices, etc., to the Trustee, the Note Administrator, the Issuer, the Advancing Agent, the Servicer, the Special Servicer, the Placement Agents, the Collateral Manager and the Rating Agencies    194
Section 14.4    Notices to Noteholders; Waiver    197
Section 14.5    Effect of Headings and Table of Contents    197
Section 14.6    Successors and Assigns    197
Section 14.7    Severability    197
Section 14.8    Benefits of Indenture    197
Section 14.9    Governing Law; Waiver of Jury Trial    198
Section 14.10    Submission to Jurisdiction    198
Section 14.11    Counterparts    198
Section 14.12    [Reserved]    199
Section 14.13    17g-5 Information    199
Section 14.14    Rating Agency Condition    201
Section 14.15    Patriot Act Compliance    201
ARTICLE 15 ASSIGNMENT OF COLLATERAL INTEREST PURCHASE AGREEMENTS AND COLLATERAL MANAGEMENT AGREEMENT    202
Section 15.1    Assignment of the Collateral Interest Purchase Agreements and the Collateral Management Agreement.    202
ARTICLE 16 CURE RIGHTS; PURCHASE RIGHTS; COLLATERAL INTERESTS ACQUIRED AFTER THE CLOSING DATE    204
Section 16.1    [Reserved]    204
Section 16.2    Collateral Interest Purchase Agreements    204
Section 16.3    Representations and Warranties Related to Collateral Interests Acquired after the Closing Date    204
Section 16.4    Operating Advisor    205
Section 16.5    Purchase Right    205
ARTICLE 17 ADVANCING AGENT    206

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Section 17.1    Liability of the Advancing Agent    206
Section 17.2    Merger or Consolidation of the Advancing Agent    206

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Section 17.3    Limitation on Liability of the Advancing Agent and Others    206
Section 17.4    Representations and Warranties of the Advancing Agent    207
Section 17.5    Resignation and Removal; Appointment of Successor.    208
Section 17.6    Acceptance of Appointment by Successor Advancing Agent.    209
Section 17.7    Removal and Replacement of Successor Advancing Agent    209

SCHEDULES
Schedule A    Schedule of Collateral Interests Schedule B    Benchmark
Schedule C    List of Authorized Officers of Collateral Manager EXHIBITS
Exhibit A-1    Form of Global Offered Note Exhibit A-2    Form of Global Non-Offered Note
Exhibit A-3     Form of Rule 144A Global Income Note Exhibit B-1     Form of Definitive Offered Note Exhibit B-2    Form of Definitive Non-Offered Note Exhibit B-3    Form of Definitive Income Note
Exhibit C-1    Form of Transfer Certificate for Transfer From a Rule 144A Global Note or Definitive Note to a Temporary Regulation S Global Note or Regulation S Global Note
Exhibit C-2    Form of Transfer Certificate for Transfer From a Temporary Regulation S Global Note, Regulation S Global Note or Definitive Note to a Rule 144A Global Note
Exhibit C-3    Form of Transfer Certificate for Transfer From a Regulation S Global Note, Rule 144A Global Note or Definitive Note to a Definitive Note
Exhibit C-4-A    Form of Transferor Certificate for Rule 144A Global Note to Temporary Regulation S Global Note
Exhibit C-4-B    Form of Transferor Certificate for Rule 144A Global Note to Regulation S Global Note
Exhibit C-5    Form of Transferor Certificate for Temporary Regulation S Global Note to Rule 144A Global Note During Restricted Period
Exhibit C-6-A    Form of Transferor Certificate for Definitive Note to Temporary Regulation S Global Note
Exhibit C-6-B    Form of Transferor Certificate for Definitive Note to Regulation S Global Note
Exhibit C-7    Form of Certification to Be Given by Beneficial Owner of Temporary Regulation S Global Note

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Exhibit D    Form of Custodian Receipt Exhibit E     Form of Request for Release

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Exhibit F    Form of Auction Call Procedure Exhibit G    Form of NRSRO Certification
Exhibit H    Form of Note Administrator’s Monthly Report
Exhibit I-1    Form of Investor Certification (for Non-Borrower Affiliates) Exhibit I-2    Form of Investor Certification (for Borrower Affiliates) Exhibit J    Form of Online Market Data Provider Certification
Exhibit K    Form of Officer’s Certificate of the Collateral Manager with Respect to the Acquisition of Delayed Collateral Interests and Subsequent Collateral Interests.

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INDENTURE, dated as of June 16, 2026, by and among INCREF 2026-FL2 LLC, a Delaware limited liability company (the “Issuer”), WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association, as trustee (together with its permitted successors and assigns in the trusts hereunder, the “Trustee”), COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as note administrator, paying agent, calculation agent, transfer agent, authenticating agent, securities intermediary, notes registrar and backup advancing agent (in all of the foregoing capacities, together with its permitted successors and assigns, the “Note Administrator”), COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, as custodian (together with its permitted successors and assigns, the “Custodian”), and INVESCO COMMERCIAL REAL ESTATE FINANCE INVESTMENTS,
LP, a Delaware limited partnership (including any successor by merger, “INCREF Investments”), as advancing agent (herein, together with its permitted successors and assigns in the trusts hereunder, the “Advancing Agent”).
PRELIMINARY STATEMENT
The Issuer is duly authorized to execute and deliver this Indenture to provide for the Notes issuable as provided in this Indenture. All covenants and agreements made by the Issuer herein are for the benefit and security of the Secured Parties. The Issuer, the Note Administrator, in all of its capacities hereunder, the Custodian, the Trustee and the Advancing Agent are entering into this Indenture, and the Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.
All things necessary to make this Indenture a valid agreement of the Issuer in accordance with this Indenture’s terms have been done.
GRANTING CLAUSE
The Issuer hereby Grants to the Trustee, for the benefit and security of the Secured Parties, all of its right, title and interest in, to and under, in each case, whether now owned or existing, or hereafter acquired or arising out of (in each case, to the extent of the Issuer’s interest therein and specifically excluding any interest of any related Companion Interest Holder therein):
(a)the Closing Date Collateral Interests listed on Schedule A hereto which the Issuer purchases on the Closing Date and causes to be delivered to the Trustee (directly or through the Custodian) herewith, including all payments thereon or with respect thereto, and all Collateral Interests which are delivered to the Trustee (directly or through the Custodian) after the Closing Date pursuant to the terms hereof (including all Collateral Interests acquired by the Issuer after the Closing Date) and all payments thereon or with respect thereto, in each case, other than Retained Interests, if any, under, and as defined in, the applicable Collateral Interest Purchase Agreement;
(b)the Servicing Accounts, the Indenture Accounts and the related security entitlements and all income from the investment of funds in any of the foregoing at any time credited to any of the foregoing accounts;

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(c)the Eligible Investments;

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(d)the rights of the Issuer under the Collateral Management Agreement, the Collateral Interest Purchase Agreement and the Servicing Agreement;
(e)all amounts delivered to the Note Administrator (or its bailee directly or through a securities intermediary);
(f)all other investment property, instruments and general intangibles in which the Issuer has an interest;
(g)the Issuer’s ownership interest in, and rights to, all Issuer Subsidiaries; and
(h)all proceeds with respect to the foregoing clauses (a) through (g).
The collateral described in the foregoing clauses (a) through (h) is referred to herein as the “Collateral.” Such Grants are made to secure the Secured Notes equally and ratably without prejudice, priority or distinction between any Secured Note and any other Secured Note for any reason, except as expressly provided in this Indenture (including the Priority of Payments) and to secure (i) the payment of all amounts due on and in respect of the Secured Notes in accordance with their terms, (ii) the payment of all other sums payable under this Indenture and
(iii) compliance with the provisions of this Indenture, all as provided in this Indenture. The foregoing Grant shall, for the purpose of determining the property subject to the lien of this Indenture, be deemed to include any securities and any investments granted by or on behalf of the Issuer to the Trustee for the benefit of the Secured Parties, whether or not such securities or such investments satisfy the criteria set forth in the definitions of “Collateral Interest” or “Eligible Investment,” as the case may be.
Except to the extent otherwise provided in this Indenture, this Indenture shall constitute a security agreement under the laws of the State of New York applicable to agreements made and to be performed therein, for the benefit of the Noteholders. Upon the occurrence and during the continuation of any Event of Default hereunder, and in addition to any other rights available under this Indenture or any other Collateral held for the benefit and security of the Noteholders or otherwise available at law or in equity but subject to the terms hereof, the Trustee shall have all rights and remedies of a secured party under the laws of the State of New York and other applicable law to enforce the assignments and security interests contained herein and, in addition, shall have the right, subject to compliance with any mandatory requirements of applicable law and the terms of this Indenture, to exercise, sell or apply any rights and other interests assigned or pledged hereby in accordance with the terms hereof at public and private sale.
The Trustee acknowledges such Grants, accepts the trusts hereunder in accordance with the provisions hereof, and agrees to perform the duties herein in accordance with, and subject to, the terms hereof, in order that the interests of the Secured Parties may be adequately and effectively protected in accordance with this Indenture.
Notwithstanding anything in this Indenture to the contrary, for all purposes hereunder, no holder of Income Notes shall be a secured party for purposes of the Grant by virtue of holding such Notes.

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ARTICLE 1 DEFINITIONS
Section 1.1 Definitions. Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms and to the masculine, feminine and neuter genders of such terms. The word “including” and its variations shall mean “including without limitation.” Whenever any reference is made to an amount the determination of which is governed by Section 1.2 hereof, the provisions of Section 1.2 shall be applicable to such determination or calculation, whether or not reference is specifically made to Section 1.2, unless some other method of calculation or determination is expressly specified in the particular provision. All references in this Indenture to designated “Articles,” “Sections,” “Subsections” and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this Indenture as originally executed. The words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision.
“17g-5 Information”: The meaning specified in Section 14.13(a) hereof.
“17g-5 Information Provider”: The meaning specified in Section 14.13(a) hereof.
“17g-5 Website”: A password-protected internet website maintained by the 17g-5 Information Provider, which shall initially be located at www.ctslink.com, under the “NRSRO” tab for this transaction. Any change of the 17g-5 Website shall only occur after notice has been delivered by the 17g-5 Information Provider to the Issuer, the Note Administrator, the Trustee, the Collateral Manager, the Placement Agents and the Rating Agencies, which notice shall set forth the date of change and new location of the 17g-5 Website.
“1940 Act”: Investment Company Act of 1940, as amended.
“A Note”: A Collateral Interest that is a Pari Passu Note, a Senior Note or a Senior Pari Passu Note.
“Accepted Loan Servicer”: Any commercial real estate loan master or primary servicer that (1) is engaged in the business of servicing commercial real estate loans (with a minimum servicing portfolio of U.S.$100,000,000) that are comparable to the Collateral Interests owned or to be owned by the Issuer, (2) within the prior 12 month period, has acted as a servicer in a commercial mortgage backed securities transaction rated by Moody’s and as to which Moody’s has not cited servicing concerns of such servicer as the sole or material factor in any downgrade or withdrawal of the ratings (or placement on “watch status” in contemplation of a ratings downgrade or withdrawal) of securities in any commercial mortgage backed securities transaction serviced by such servicer prior to the time of determination and (3) within the prior 12 month period, has acted as a servicer in a commercial mortgage backed securities transaction rated by Fitch and as to which Fitch has not cited servicing concerns of such servicer as the sole or material factor in any downgrade or withdrawal of the ratings (or placement on “watch status” in

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contemplation of a ratings downgrade or withdrawal) of securities in any commercial mortgage backed securities transaction serviced by such servicer prior to the time of determination.
“Access Termination Notice”: The meaning specified in the Future Funding Agreement. “Account”: Any of the Servicing Accounts and the Indenture Accounts.
“Accountants’ Report”: A report of a firm of Independent certified public accountants of recognized national reputation.
“Acquisition and Disposition Requirements”: With respect to any acquisition (whether by purchase, exchange or otherwise) or disposition of a Collateral Interest, satisfaction of each of the following conditions: (a) such Collateral Interest is being acquired or disposed of in accordance with the terms and conditions set forth in this Indenture; (b) the acquisition or disposition of such Collateral Interest does not result in a reduction or withdrawal of the then current rating issued by Moody’s or Fitch on any Class of Notes then outstanding; and (c) such Collateral Interest is not being acquired or disposed of for the primary purpose of recognizing gains or decreasing losses resulting from market value changes.
“Acquisition Criteria”: The meaning specified in Section 12.2(a) hereof. “Act” or “Act of Noteholders”: The meaning specified in Section 14.2 hereof.
“Administrative Modification”: The meaning specified in the Servicing Agreement. “Advance Rate”: The meaning specified in the Servicing Agreement.
“Advancing Agent”: INCREF Investments, a Delaware limited partnership, solely in its capacity as advancing agent hereunder, unless a successor Person shall have become the Advancing Agent pursuant to the applicable provisions of this Indenture, and thereafter “Advancing Agent” shall mean such successor Person.
“Advancing Agent Fee”: The fee payable monthly in arrears on each Payment Date to the Advancing Agent, Backup Advancing Agent or Trustee, as applicable, in accordance with the Priority of Payments, equal to 0.02% per annum (calculated based on the actual number of days in the applicable month divided by three hundred and sixty (360)) on the Aggregate Outstanding Amount of the Class A Notes, the Class A-S Notes and the Class B Notes on such Payment Date prior to giving effect to distributions with respect to such Payment Date; which fee is hereby waived by the Advancing Agent for so long as (i) INCREF Investments (or any of its Affiliates) is the Advancing Agent and (ii) the Retention Holder (or any of its Affiliates) owns the Income Notes.
“Advisers Act”: The Investment Advisers Act of 1940, as amended.
“Advisory Committee”:    The meaning specified in the Collateral Management Agreement.

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“Affiliate”: With respect to a Person, (i) any other Person who, directly or indirectly, is in control of, or controlled by, or is under common control with, such Person or (ii) any other Person who is a director, Officer or employee (a) of such Person, (b) of any subsidiary or parent company of such Person or (c) of any Person described in clause (i) above. For the purposes of this definition, control of a Person shall mean the power, direct or indirect, (i) to vote more than 50% of the securities having ordinary voting power for the election of directors of such Person, or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise. The Note Administrator, the Servicer and the Trustee may rely on certifications of any Holder or party hereto regarding such Person’s affiliations.
“Agent Members”: Members of, or participants in, the Depository, Clearstream, Luxembourg or Euroclear.
“Age-Restricted Property”: A Multi-Family Property as to which the majority of the underwritten revenue is from age-restricted housing where units are restricted for lease to tenants over a specific age. An Age-Restricted Property is a sub-type of Multi-family Property.
“Aggregate Outstanding Amount”: With respect to any Class or Classes of the Notes as of any date of determination, the aggregate Principal Balance of such Class or Classes of Notes Outstanding as of such date of determination plus (i) in the case of the Class C Notes, any Class C Deferred Interest, (ii) in the case of the Class D Notes, any Class D Deferred Interest, (iii) in the case of the Class E Notes, any Class E Deferred Interest, (iv) in the case of the Class F Notes, any Class F Deferred Interest or (v) in the case of the Class G Notes, any Class G Deferred Interest.
“Aggregate Outstanding Portfolio Balance”: On the date of determination thereof, the sum (without duplication) of (i) the aggregate Principal Balance of the Collateral Interests, (ii) the aggregate Principal Balance of all Principal Proceeds held as Cash or Eligible Investments, and
(iii) all Cash and Eligible Investments held in the Reinvestment Account and the Unused Proceeds Account.
“Anticipated Takeout Evidence”: An executed letter of commitment or term sheet provided by an institutional lender, letter of intent, signed purchase and sale agreement, or other evidence of anticipated refinancing or sale in accordance with market practices governing the purchase, sale and financing of commercial real estate loans and commercial real estate properties.
“Appraisal”: The meaning specified in the Servicing Agreement.
“Appraisal Reduction Amount”: For (1) any Serviced Loan with respect to which an Appraisal Reduction Event has occurred, an amount calculated by the Special Servicer as of the first Determination Date that is at least ten (10) Business Days following the date on which the Special Servicer receives an Updated Appraisal pursuant to Section 3.10 of the Servicing Agreement, equal to the excess, if any, of (a) the Principal Balance thereof, plus all other amounts due and unpaid with respect thereto, over (b) the sum of (i) an amount equal to 90% of the aggregate appraised value of the related Mortgaged Property or Mortgaged Properties related to such Loan (net of any liens senior to the

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lien of the related Mortgage Loan) as determined by an Updated Appraisal on each such underlying Mortgaged Property or Mortgaged Properties related to such Loan, plus (ii) the aggregate amount of all reserves, letters of credit and escrows held in

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connection therewith (other than escrows and reserves for unpaid real estate taxes and assessments and insurance premiums), plus (iii) all insurance and casualty proceeds and condemnation awards that constitute collateral therefor (whether paid or then payable by any insurance company or government authority) and (2) any Non-Serviced Loan, the “Appraisal Reduction Amount” (or similar term) under the related Non-Serviced Servicing Agreement or Non-Serviced Indenture, as applicable. With respect to any Partitioned Collateral Interest, any Appraisal Reduction Amount will be allocated to such Partitioned Collateral Interest as provided under the applicable Partition Agreement; provided that, if such allocation is not provided for under the applicable Partition Agreement, any Appraisal Reduction Amount shall be deemed allocated in reverse sequential order (if applicable) and on a pro rata and pari passu basis among the related Partitioned Collateral Interest and any related Companion Interests of the same seniority (based on the outstanding principal balance thereof). For the avoidance of doubt, with respect to any Combined Loan, any Appraisal Reduction Amount will be calculated as, and allocated to, the Combined Loan as a whole.
“Appraisal Reduction Event”: (1) With respect to any Collateral Interest related to a Serviced Loan, the occurrence of any of the following events: (i) the 90th day following the occurrence of any uncured delinquency in any monthly payment; (ii) receipt of notice that the related Obligor has filed a bankruptcy petition or the date on which a receiver is appointed and continues in such capacity or the 90th day after the related Obligor becomes the subject of involuntary bankruptcy proceedings and such proceedings are not dismissed in respect of the related Mortgaged Property; (iii) the date on which any related Mortgaged Property becomes an REO Property as set forth pursuant to the Servicing Agreement; (iv) the date on which such Collateral Interest becomes a Modified Collateral Interest; or (v) a payment default occurs with respect to a balloon payment due on such Collateral Interest; provided, however, that if (a) (1) the related Obligor is diligently seeking a refinancing commitment or sale (and delivers a statement to that effect to the Special Servicer within 30 days after the default, who shall promptly deliver a copy to the Servicer and the Collateral Manager) or (2) a mezzanine lender, subordinate lender or Companion Interest Holder has notified the Servicer, the Special Servicer or the Collateral Manager of its intent to exercise its cure or purchase option with respect to such related Collateral Interest in accordance with the related Loan Documents, (b) the related Obligor, mezzanine lender, subordinate lender or Companion Interest Holder continues to make the Obligor’s assumed scheduled payments, (c) no other Appraisal Reduction Event has occurred with respect to such Collateral Interest, and (d) the Collateral Manager consents, then an Appraisal Reduction Event with respect to this clause (v) shall be deemed not to occur on or before (1) with respect to clause (a)(1), the 60th day after the maturity date (inclusive of all extension options that the related Obligor had the right to elect and did so elect pursuant to the related Loan Documents) of such Collateral Interest or (2) with respect to clause (a)(2), the expiration of the applicable cure or purchase option (unless otherwise extended by the Special Servicer in accordance with this Indenture and the Servicing Agreement); and provided, further, that if the related Obligor has delivered to the Special Servicer, on or before the 60th day after the maturity date, Anticipated Takeout Evidence reasonably acceptable to the Special Servicer, and the Obligor continues to make its assumed scheduled payments and no other Appraisal Reduction Event has occurred with respect to such Collateral Interest, then an Appraisal Reduction Event will be deemed not to occur with respect to this clause (v) until the earlier of (A) 90 days following the original maturity date (or extended maturity) of such Collateral Interest and (B) termination or expiration of the Anticipated Takeout Evidence; and (2) with respect to any Non-Serviced Loan, an “Appraisal

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Reduction Event” (or similar term) under the related Non-Serviced Servicing Agreement or Non-Serviced Indenture, as applicable.
“Article 15 Agreement”: The meaning specified in Section 15.1(a) hereof.
“As-Stabilized LTV”: With respect to any Collateral Interest, as of any date of determination, the ratio, expressed as a percentage, as calculated by the Collateral Manager in accordance with the Collateral Management Standard, of the Principal Balance of such Collateral Interest to the value estimate of the related Mortgaged Property as reflected in an Appraisal that was obtained not more than 12 months prior to the date of determination (or, if originated by the Seller of an Affiliate thereof, not more than three months prior to the date of origination), which value is based on the Appraisal or portion of an Appraisal that states an “as-stabilized” value and/or “as-renovated” value for such property, which may be based on the assumption that certain events will occur, including without limitation, with respect to the re-tenanting, renovation or other repositioning of such property and, may be based on the capitalization rate reflected in such Appraisal; provided, further, that if the Appraisal was not obtained within three months prior to the date of determination, the Collateral Manager may adjust such capitalization rate in its reasonable good faith judgment executed in accordance with the Collateral Management Standard. In determining As-Stabilized LTV for any Collateral Interest that is a Participation, the calculation of As-Stabilized LTV shall take into account the outstanding Principal Balance of the Participation being acquired by the Issuer and related pari passu Non-Acquired Participation(s) (assuming that all future advance amounts are fully funded) but excluding the principal balance of any mezzanine loan(s) or Companion Interest(s) also secured (directly or indirectly) by the related Mortgaged Property that is subordinate in right to the Partitioned Collateral Interest) as of such date of determination. In determining the As-Stabilized LTV for any Collateral Interest that is cross-collateralized with one or more other Collateral Interests, the As-Stabilized LTV shall be calculated with respect to the cross-collateralized group in the aggregate.
“Auction Call Redemption”: The meaning specified in Section 9.1(d) hereof. “Authenticating Agent”: With respect to the Notes or a Class of the Notes, the Person designated by the Note Administrator to authenticate such Notes on behalf of the Note Administrator pursuant to Section 2.12 hereof. The Note Administrator shall be the initial Authenticating Agent.
“Authorized Officer”: With respect to the Issuer, any Officer (or attorney-in-fact appointed by the Issuer) who is authorized to act for the Issuer in matters relating to, and binding upon, the Issuer. With respect to the Collateral Manager, the Persons listed on Schedule C attached hereto or such other Person or Persons specified by the Collateral Manager by written notice to the other parties hereto. With respect to the Servicer, a “Responsible Officer” of the Servicer as set forth in the Servicing Agreement. With respect to the Note Administrator or the Trustee or any other bank or trust company acting as trustee of an express trust, a Trust Officer. Each party may receive and accept a certification of the authority of any other party as conclusive evidence of the authority of any Person to act, and such certification may be considered as in full force and effect until receipt by such other party of written notice to the contrary.

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“Backup Advancing Agent”: The Note Administrator, solely in its capacity as Backup Advancing Agent hereunder, or any successor Backup Advancing Agent (other than the Trustee acting as successor backup advancing agent pursuant to Section 10.7); provided that any such successor Backup Advancing Agent must be a financial institution having (1) a long-term senior unsecured debt rating at least equal to “A2” by Moody’s and “A” by Fitch and (2) a short-term debt rating at least equal to “P-1” by Moody’s and “F1” by Fitch.
“Bankruptcy Code”: The federal Bankruptcy Code, Title 11 of the United States Code, as amended from time to time.
“Barclays”: Barclays Capital Inc.
“Benchmark”: The reference rate used to determine the rate at which interest shall accrue on a Class of Notes, which (1) initially shall be Term SOFR and (2) from and after the occurrence of a Benchmark Transition Event and its related Benchmark Replacement Date with respect to the then-current Benchmark, shall be the applicable Benchmark Replacement.
“Benchmark Determination Date”: With respect to (i) the initial Interest Accrual Period, the second SOFR Business Day preceding June 15, 2026 or (ii) any subsequent Interest Accrual Period, (a) if the Benchmark is Term SOFR, the second SOFR Business Day preceding the 15th day of the month in which such Interest Accrual Period begins and (b) if the Benchmark is not Term SOFR, the time determined by the Designated Transaction Representative in accordance with the Benchmark Replacement Conforming Changes; provided, however, that notwithstanding the occurrence of a Benchmark Replacement Date, until a Benchmark Replacement has been selected in accordance with the provisions of this Indenture, the then-current Benchmark will remain in effect.
“Benchmark Replacement”: The first alternative set forth in the order below that the Designated Transaction Representative determines is able to be implemented as of the related Benchmark Replacement Date:
(a)the sum of: (i) the alternate rate of interest that has been selected, endorsed or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (ii) the Benchmark Replacement Adjustment;
(b)the sum of: (i) the ISDA Fallback Rate and (ii) the Benchmark Replacement Adjustment; and
(c)the sum of: (i) the alternate rate of interest that has been selected by the Designated Transaction Representative as the replacement for the then-current Benchmark for the applicable Corresponding Tenor, giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated securitizations at such time and (ii) the Benchmark Replacement Adjustment.

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Notwithstanding the foregoing, in no event may the Benchmark Replacement be less than zero.

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“Benchmark Replacement Adjustment”: With respect to any Benchmark Replacement, the first alternative set forth in the order below that the Designated Transaction Representative determines is able to be implemented with respect to such Benchmark Replacement as of the related Benchmark Replacement Date:
(i)the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected, endorsed or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;
(ii)if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment; and
(iii)the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Designated Transaction Representative giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar denominated securitization transactions at such time.
“Benchmark Replacement Conforming Changes”: With respect to any Benchmark Replacement, any technical, administrative or operational changes (including, but not limited to, changes to the definition of “Interest Accrual Period,” setting an applicable Benchmark Determination Date and Reference Time, the timing and frequency of determining rates and making payments of interest, the method for calculating the Benchmark Replacement and other administrative matters, which may, for the avoidance of doubt, have a material economic impact on the Notes) that the Designated Transaction Representative decides may be appropriate to reflect the adoption of such Benchmark Replacement, in a manner substantially consistent with market practice (or, if the Designated Transaction Representative decides that adoption of any portion of such market practice is not administratively feasible or if the Designated Transaction Representative determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Designated Transaction Representative determines is reasonably necessary).
“Benchmark Replacement Date”: With respect to any Benchmark and any related Benchmark Transition Event, the earliest to occur of the following events:
(a)in the case of clause (i) or (ii) of the definition of “Benchmark Transition Event,” the later of (1) the 60th calendar day following the date of the public statement or publication of information referenced therein and (2) the date on which the administrator of the relevant Benchmark permanently or indefinitely ceases to provide such Benchmark, or in the case of clause (iii) of the definition of “Benchmark Transition Event,” the 60th calendar day following the date of the public statement or publication of information;

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provided, however, that, other than in the case of clause (a)(2) above, on or after the 60th day preceding the date on which such Benchmark Replacement Date would otherwise occur (if applicable), the Designated Transaction Representative may give written notice to the Issuer, the Advancing Agent, the Servicer, the Special Servicer, the Note Administrator, the Trustee, the Calculation Agent (if different from the Note Administrator), the Collateral Manager (if different from the Designated Transaction Representative) and the 17g-5 Information Provider (who will be required to promptly post such notice to the 17g-5 Website) in which the Designated Transaction Representative designates an earlier date (but not earlier than the 30th day following such notice) and represents that such earlier date will facilitate an orderly transition of the transaction to the Benchmark Replacement, in which case such earlier date shall be the Benchmark Replacement Date. In the case of clause (a)(2) above, the Designated Transaction Representative will be required to provide written notice to the Issuer, the Advancing Agent, the Servicer, the Special Servicer, the Trustee, the Note Administrator, the Calculation Agent (if different from the Note Administrator), the Collateral Manager (if different from the Designated Transaction Representative) and the 17g-5 Information Provider (who will be required to promptly post such notice to the 17g-5 Website) at least 30 days prior to the Benchmark Replacement Date, selected by the Designated Transaction Representative.
For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.
“Benchmark Transition Event”: The occurrence of one or more of the following events with respect to the then-current Benchmark:
(i)a public statement or publication of information by or on behalf of the administrator of the Benchmark officially announcing that the administrator has ceased or will cease to provide the Benchmark permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;
(ii)a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or
(iii)a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

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“B Note”: With respect to a Mortgage Loan, a promissory note that is junior to one or more other promissory notes evidencing such Mortgage Loan.

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“BMO Capital Markets”: BMO Capital Markets Corp.
“Board Resolution”: A resolution or unanimous written consent of the Issuer Managers or the sole member of the Issuer.
“Build-to-Rent Property”: A Multi-Family Property that (A) consists primarily of one or more parcels improved with (i) detached or semi-detached single-family or duplex rental residences, (ii) rental townhomes, or (iii) any combination of the foregoing, (B) was designed and constructed with the intent that its residential units be operated as rental units, and (C) was designed to provide tenants with an experience comparable to single-family residential living.
“Business Day”: Any day other than (i) a Saturday or Sunday or (ii) a day on which commercial banks are authorized or required by applicable law, regulation or executive order to close in New York, New York, any state in which any of the principal offices of the Servicer, the Special Servicer or the Servicer’s or the Special Servicer’s Collection Account or REO account are located or the location of the Corporate Trust Office of the Note Administrator or the Trustee, or (iii) days when the New York Stock Exchange or the Federal Reserve Bank of New York are closed.
“Calculation Agent”: The meaning specified in Section 7.14(a) hereof. “Calculation Amount”: With respect to:
(a)any Modified Collateral Interest that is, or is related to, a Serviced Loan, the Principal Balance thereof minus any related Appraisal Reduction Amounts; provided, that, if an Appraisal Reduction Amount based on an Updated Appraisal (or, when permitted by the terms of the Servicing Agreement, an existing Appraisal that is less than 12 months old) is not determined with respect to such Modified Collateral Interest within 60 days after it becomes a Modified Collateral Interest (or, if an Appraisal has not been obtained but has been ordered within such 60 day period, within 120 days after it becomes a Modified Collateral Interest), the Calculation Amount with respect to such Modified Collateral Interest will be determined in accordance with clause (b) below until an Appraisal Reduction Amount based on an Updated Appraisal (or, when permitted by the terms of the Servicing Agreement, an existing appraisal that is less than 12 months old) is determined;
(b)any Defaulted Collateral Interest, the lowest of (i) the Moody’s Recovery Rate of such Collateral Interest multiplied by the Principal Balance of such Collateral Interest, (ii) the market value of such Collateral Interest, as determined by the Collateral Manager in accordance with the Collateral Management Standard based upon, among other things, a recent Appraisal and information from one or more third party commercial real estate brokers and such other information as the Collateral Manager deems appropriate and (iii) the Principal Balance of such Collateral Interest minus any applicable Appraisal Reduction Amounts; and
any Non-Serviced Collateral Interest that is a Defaulted Collateral Interest or a Modified Collateral Interest, the “Calculation Amount” (or similar term) allocable to such

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Collateral Interest pursuant to the related Non-Serviced Servicing Agreement or Non-Serviced Indenture, as applicable.

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“Capital One Securities”: Capital One Securities, Inc.
“Cash”: Such coin or currency of the United States of America as at the time shall be legal tender for payment of all public and private debts.
“Certificate of Authentication”: The meaning specified in Section 2.1 hereof. “Certificated Security”: A “certificated security” as defined in Section 8-102(a)(4) of the
UCC.
“Citigroup”: Citigroup Global Markets Inc.
“Class”: The Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes,
the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes or the Income Notes, as applicable.
“Class A Defaulted Interest Amount”: With respect to the Class A Notes as of each Payment Date, the accrued and unpaid amount due to Holders of the Class A Notes on account of any shortfalls in the payment of the Class A Interest Distribution Amount with respect to any preceding Payment Date or Payment Dates, together with interest accrued thereon (to the extent lawful) at the Class A Rate.
“Class A Interest Distribution Amount”: On each Payment Date, the amount due to Holders of the Class A Notes on account of interest equal to the product of (i) the Aggregate Outstanding Amount of the Class A Notes after giving effect to payments made to reduce the Aggregate Outstanding Amount of such Class of Notes on the preceding Payment Date, (ii) the actual number of days in such Interest Accrual Period divided by three hundred and sixty (360) and (iii) the Class A Rate.
“Class A Notes”: The Class A Senior Secured Floating Rate Notes due 2043, issued by the Issuer pursuant to this Indenture.
“Class A Rate”: With respect to any Class A Note, the per annum rate at which interest accrues on such Note for any Interest Accrual Period, which shall be equal to (a) the Benchmark for the related Interest Accrual Period plus (b)1.45% plus (c) on and after the Payment Date in December 2031, 0.25%.
“Class A-S Defaulted Interest Amount”: With respect to the Class A-S Notes as of each Payment Date, the accrued and unpaid amount due to holders of the Class A-S Notes on account of any shortfalls in the payment of the Class A-S Interest Distribution Amount with respect to any preceding Payment Date or Payment Dates, together with interest accrued thereon (to the extent lawful) at the Class A-S Rate.
“Class A-S Interest Distribution Amount”: On each Payment Date, the amount due to Holders of the Class A-S Notes on account of interest equal to the product of (i) the Aggregate Outstanding Amount of

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the Class A-S Notes after giving effect to payments made to reduce the Aggregate Outstanding Amount of such Class of Notes on the preceding Payment Date, (ii) the

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actual number of days in such Interest Accrual Period divided by three hundred and sixty (360) and (iii) the Class A-S Rate.
“Class A-S Notes”: The Class A-S Second Priority Secured Floating Rate Notes due 2043, issued by the Issuer pursuant to this Indenture.
“Class A-S Rate”: With respect to any Class A-S Note, the per annum rate at which interest accrues on such Note for any Interest Accrual Period, which shall be equal to (a) the Benchmark for the related Interest Accrual Period plus (b) 1.70% plus (c) on and after the Payment Date in December 2031, 0.25%.
“Class B Defaulted Interest Amount”: With respect to the Class B Notes as of each Payment Date, the accrued and unpaid amount due to Holders of the Class B Notes on account of any shortfalls in the payment of the Class B Interest Distribution Amount with respect to any preceding Payment Date or Payment Dates, together with interest accrued thereon (to the extent lawful) at the Class B Rate.
“Class B Interest Distribution Amount”: On each Payment Date, the amount due to Holders of the Class B Notes on account of interest equal to the product of (i) the Aggregate Outstanding Amount of the Class B Notes after giving effect to payments made to reduce the Aggregate Outstanding Amount of such Class of Notes on the preceding Payment Date, (ii) the actual number of days in such Interest Accrual Period divided by three hundred and sixty (360) and (iii) the Class B Rate.
“Class B Notes”: The Class B Third Priority Secured Floating Rate Notes due 2043, issued by the Issuer pursuant to this Indenture.
“Class B Rate”: With respect to any Class B Note, the per annum rate at which interest accrues on such Note for any Interest Accrual Period, which shall be equal to (a) the Benchmark for the related Interest Accrual Period plus (b) 1.95% plus (c) on and after the Payment Date in December 2031, 0.50%.
“Class C Defaulted Interest Amount”: With respect to the Class C Notes as of each Payment Date for which no Class A Note, Class A-S Note or Class B Note is Outstanding, the accrued and unpaid amount due to Holders of the Class C Notes on account of any shortfalls in the payment of the Class C Interest Distribution Amount with respect to any preceding Payment Date or Payment Dates, together with interest accrued thereon (to the extent lawful) at the Class C Rate.
“Class C Deferred Interest”: Any interest due on the Class C Notes that is not paid as a result of the operation of the Priority of Payments on any Payment Date on which any of the Class A Notes, the Class A-S Notes, or the Class B Notes are outstanding.
“Class C Interest Distribution Amount”: On each Payment Date, the amount due to Holders of the Class C Notes on account of interest equal to the product of (i) the Aggregate Outstanding Amount of the Class C Notes after giving effect to payments made to reduce the Aggregate Outstanding Amount of

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such Class of Notes on the preceding Payment Date, (ii) the actual number of days in such Interest Accrual Period divided by three hundred and sixty (360) and (iii) the Class C Rate.

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“Class C Notes”: The Class C Fourth Priority Secured Floating Rate Notes due 2043, issued by the Issuer pursuant to this Indenture.
“Class C Rate”: With respect to any Class C Note, the per annum rate at which interest accrues on such Note for any Interest Accrual Period, which shall be equal to (a) the Benchmark for the related Interest Accrual Period plus (b) 2.15% plus (c) on and after the Payment Date December 2031, 0.50%.
“Class D Defaulted Interest Amount”: With respect to the Class D Notes as of each Payment Date for which no Class A Note, Class A-S Note, Class B Note or Class C Note is Outstanding, the accrued and unpaid amount due to holders of the Class D Notes on account of any shortfalls in the payment of the Class D Interest Distribution Amount with respect to any preceding Payment Date or Payment Dates, together with interest accrued thereon (to the extent lawful) at the Class D Rate.
“Class D Deferred Interest”: Any interest due on the Class D Notes that is not paid as a result of the operation of the Priority of Payments on any Payment Date on which any of the Class A Notes, the Class A-S Notes, the Class B Notes, or the Class C Notes are outstanding.
“Class D Interest Distribution Amount”: On each Payment Date, the amount due to Holders of the Class D Notes on account of interest equal to the product of (i) the Aggregate Outstanding Amount of the Class D Notes after giving effect to payments made to reduce the Aggregate Outstanding Amount of such Class of Notes on the preceding Payment Date, (ii) the actual number of days in such Interest Accrual Period divided by three hundred and sixty (360) and (iii) the Class D Rate.
“Class D Notes”: The Class D Fifth Priority Secured Floating Rate Notes due 2043, issued by the Issuer pursuant to this Indenture.
“Class D Rate”: With respect to any Class D Note, the per annum rate at which interest accrues on such Note for any Interest Accrual Period, which shall be equal to (a) the Benchmark for the related Interest Accrual Period plus (b) 2.60% plus (c) on and after the Payment Date in December 2031, 0.50%.
“Class E Defaulted Interest Amount”: With respect to the Class E Notes as of each Payment Date for which no Class A Note, Class A-S Note, Class B Note, Class C Note or Class D Note is Outstanding, the accrued and unpaid amount due to holders of the Class E Notes on account of any shortfalls in the payment of the Class E Interest Distribution Amount with respect to any preceding Payment Date or Payment Dates, together with interest accrued thereon (to the extent lawful) at the Class E Rate.
“Class E Deferred Interest”: Any interest due on the Class E Notes that is not paid as a result of the operation of the Priority of Payments on any Payment Date on which any of the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, or the Class D Notes are outstanding.

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“Class E Interest Distribution Amount”: On each Payment Date, the amount due to Holders of the Class E Notes on account of interest equal to the product of (i) the Aggregate

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Outstanding Amount of the Class E Notes after giving effect to payments made to reduce the Aggregate Outstanding Amount of such Class of Notes on the preceding Payment Date, (ii) the actual number of days in such Interest Accrual Period divided by three hundred and sixty (360) and (iii) the Class E Rate.
“Class E Notes”: The Class E Sixth Priority Secured Floating Rate Notes due 2043, issued by the Issuer pursuant to this Indenture.
“Class E Rate”: With respect to any Class E Note, the per annum rate at which interest accrues on such Note for any Interest Accrual Period, which shall be equal to (a) the Benchmark for the related Interest Accrual Period plus (b) 3.15% plus (c) on and after the Payment Date in December 2031, 0.50%.
“Class F Defaulted Interest Amount”: With respect to the Class F Notes as of each Payment Date for which no Class A Note, Class A-S Note, Class B Note, Class C Note, Class D Note or Class E Note is Outstanding, the accrued and unpaid amount due to holders of the Class F Notes on account of any shortfalls in the payment of the Class F Interest Distribution Amount with respect to any preceding Payment Date or Payment Dates, together with interest accrued thereon (to the extent lawful) at the Class F Rate.
“Class F Deferred Interest”: Any interest due on the Class F Notes that is not paid as a result of the operation of the Priority of Payments on any Payment Date on which any of the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes or the Class E Notes are outstanding.
“Class F Interest Distribution Amount”: On each Payment Date, the amount due to Holders of the Class F Notes on account of interest equal to the product of (i) the Aggregate Outstanding Amount of the Class F Notes after giving effect to payments made to reduce the Aggregate Outstanding Amount of such Class of Notes on the preceding Payment Date, (ii) the actual number of days in such Interest Accrual Period divided by three hundred and sixty (360) and (iii) the Class F Rate.
“Class F Notes”: The Class F Seventh Priority Secured Floating Rate Notes due 2043, issued by the Issuer pursuant to this Indenture.
“Class F Rate”: With respect to any Class F Note, the per annum rate at which interest accrues on such Note for any Interest Accrual Period, which shall be equal to (a) the Benchmark for the related Interest Accrual Period plus (b) 4.15%.
“Class G Defaulted Interest Amount”: With respect to the Class G Notes as of each Payment Date for which no Class A Note, Class A-S Note, Class B Note, Class C Note, Class D Note, Class E Note or Class F Note is Outstanding, the accrued and unpaid amount due to holders of the Class G Notes on account of any shortfalls in the payment of the Class G Interest Distribution Amount with respect to any preceding Payment Date or Payment Dates, together with interest accrued thereon (to the extent lawful) at the Class G Rate.

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“Class G Deferred Interest”: Any interest due on the Class G Notes that is not paid as a result of the operation of the Priority of Payments on any Payment Date on which any of the

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Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes or the Class F Notes are outstanding.
“Class G Interest Distribution Amount”: On each Payment Date, the amount due to Holders of the Class G Notes on account of interest equal to the product of (i) the Aggregate Outstanding Amount of the Class G Notes after giving effect to payments made to reduce the Aggregate Outstanding Amount of such Class of Notes on the preceding Payment Date, (ii) the actual number of days in such Interest Accrual Period divided by three hundred and sixty (360) and (iii) the Class G Rate.
“Class G Notes”: The Class G Eighth Priority Secured Floating Rate Notes due 2043, issued by the Issuer pursuant to this Indenture.
“Class G Rate”: With respect to any Class G Note, the per annum rate at which interest accrues on such Note for any Interest Accrual Period, which shall be equal to (a) the Benchmark for the related Interest Accrual Period plus (b) 5.15%.
“Class P Component”: The meaning specified in Section 2.17(a) hereof.
“Class P Component Note Balance”: The meaning specified in Section 2.17(a) hereof. “Class R Component”: The meaning specified in Section 2.17(a) hereof.
“Class X Component”: The meaning specified in Section 2.17(a) hereof.
“Class X Component Reference Amount”: The meaning specified in Section 2.17(a)
hereof.
“Clean-up Call”: The meaning specified in Section 9.1(a) hereof.
“Clearing Agency”:    An organization registered as a “clearing agency” pursuant to
Section 17A of the Exchange Act.
“Clearstream, Luxembourg”: Clearstream Banking, société anonyme, a limited liability company organized under the laws of the Grand Duchy of Luxembourg.
“Closing Date”: June 16, 2026.
“Closing Date Collateral Interests”: The Cut-off Date Collateral Interests excluding any Delayed Collateral Interests.
“Closing Date Deposit”: In connection with the sale of the Closing Date Collateral Interests to the Issuer, a one-time deposit made by the Issuer on the Closing Date of cash contributed by the Retention Holder into the Payment Account in an amount that, together with other Issuer funds, is sufficient to enable the Issuer to make required payments of Note interest on the first Payment Date.

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“Co-Lender Agreement”: With respect to each Split Loan, a co-lender or similar agreement governing the rights and obligations of the holders of the related Partitioned Collateral Interest and each related Companion Interest.
“Code”: The United States Internal Revenue Code of 1986, as amended.
“Collateral”: The meaning specified in the first paragraph of the Granting Clause of this Indenture.
“Collateral Interest”: Each of the Mortgage Loans, Combined Loans and Partitioned Collateral Interests acquired by the Issuer.
“Collateral Interest File”: The meaning specified in Section 3.3(e) hereof.
“Collateral Interest Purchase Agreement”: (A) The collateral interest purchase agreement entered into between the Issuer, the Seller and INCREF Investments on or about the Closing Date relating to the acquisition of Collateral Interests by the Issuer on the Closing Date, as may be amended from time to time, and (B) each collateral interest purchase agreement substantially the same as such initial collateral interest purchase agreement entered into between the Issuer and the Seller or INCREF Sub-REIT in connection with the acquisition of a Collateral Interest after the Closing Date and each subsequent transfer instrument entered into pursuant to the initial collateral interest purchase agreement in connection with the acquisition of a Collateral Interest after the Closing Date, which agreements are assigned to the Trustee on behalf of the Issuer pursuant to this Indenture.
“Collateral Management Agreement”: The Collateral Management Agreement, dated as of the Closing Date, by and between the Issuer and the Collateral Manager, as amended, supplemented or otherwise modified from time to time in accordance with its terms.
“Collateral Management Standard”: The meaning specified in the Collateral Management Agreement.
“Collateral Manager”: Invesco Advisers, Inc., each of Invesco Advisers, Inc.’s permitted successors and assigns or any successor Person that shall have become the Collateral Manager pursuant to the provisions of the Collateral Management Agreement and thereafter “Collateral Manager” shall mean such successor Person.
“Collateral Manager Fee”: The meaning specified in the Collateral Management Agreement.
“Collection Account”: The meaning specified in the Servicing Agreement.
“Combined Loan”: Collectively, any Mortgage Loan and a related Mezzanine Loan. “Combined Loan Repurchase Event”: With respect to any Combined Loan, an event that

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shall occur if the Mortgage Loan portion thereof is repaid in full, but the Mezzanine Loan portion thereof remains outstanding.

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“Companion Interest”: A Companion Note or a Companion Participation, as applicable. “Companion Interest Holder”: The holder of any Companion Interest.
“Companion Note”: With respect to each A Note, the related companion split loan interest in the related Split Loan that will not be held by the Issuer unless such Companion Note is later acquired, in whole or in part, by the Issuer pursuant to the applicable provisions of this Indenture.
“Companion Participation”: With respect to each Participation, the related companion participation interest in the related Participated Loan that will not be held by the Issuer unless such Companion Participation is later acquired, in whole or in part, by the Issuer pursuant to the applicable provisions of this Indenture.
“Company Administrative Expenses”: All fees, expenses and other amounts due or accrued with respect to any Payment Date and payable by the Issuer or any Issuer Subsidiary (including legal fees and expenses) to (i) the Note Administrator, the Custodian, the Trustee and the Designated Transaction Representative pursuant to this Indenture or any co-trustee appointed pursuant to Section 6.7 hereof (including amounts payable by the Issuer as indemnification pursuant to this Indenture), (ii) the Issuer Managers (including indemnification), (iii) independent accountants, agents and counsel of the Issuer for reasonable fees and expenses (including amounts payable in connection with the preparation of tax forms on behalf of the Issuer), and any registered office and government filing fees, in each case, payable in the order in which invoices are received by the Issuer, (iv) a Rating Agency for fees and expenses in connection with any rating (including the annual fee payable with respect to the monitoring of any rating) of the Notes, including fees and expenses due or accrued in connection with any credit assessment or rating of the Collateral Interests, (v) the Collateral Manager under this Indenture and the Collateral Management Agreement (including amounts payable by the Issuer as indemnification pursuant to this Indenture or the Collateral Management Agreement), (vi) other Persons as indemnification pursuant to the Collateral Management Agreement, (vii) the Advancing Agent or other Persons as indemnification pursuant to the provisions pertaining to the Advancing Agent in this Indenture, (viii) the Servicer or the Special Servicer as indemnification or reimbursement of expenses pursuant to the Servicing Agreement, (ix) the CREFC® Intellectual Property Royalty License Fee, (x) each member of the Advisory Committee (including amounts payable as indemnification) under each agreement between such Advisory Committee member, the Collateral Manager and the Issuer (and the amounts payable by the Issuer to each member of the Advisory Committee as indemnification pursuant to each such agreement), (xi) any other Person in respect of any governmental fee, charge or tax in relation to the Issuer or any Issuer Subsidiary (in each case as certified by an Authorized Officer of the Issuer to the Note Administrator), in each case, payable in the order in which invoices are received by the Issuer, (xii) the Designated Transaction Representative pursuant to this Indenture, (xiii) each EU Reporting Administrator, pursuant to its agreement with the Issuer in respect of the EU Transparency Requirements, (xiv) each of INCREF Investments and the Note Administrator, in reimbursement of costs incurred in performing their respective obligations under the Servicing Agreement in connection with the Issuer’s obligations in respect of the EU Transparency Requirements, and (xv) any other Person in respect of any other fees or expenses (including indemnifications) permitted under this Indenture (including, without limitation, any costs or expenses incurred in connection with certain modeling

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systems and services) and the documents delivered pursuant to or in connection with this Indenture and the Notes and any

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amendment or other modification of any such documentation, in each case unless expressly prohibited under this Indenture (including, without limitation, the payment of all transaction fees and all legal and other fees and expenses required in connection with the purchase of any Collateral Interests or any other transaction authorized by this Indenture), in each case, payable in the order in which invoices are received by the Issuer; provided that Company Administrative Expenses shall not include (a) amounts payable in respect of the Notes and (b) any Collateral Manager Fee payable pursuant to the Collateral Management Agreement.
“Contribution Collateral Interest”: Any Collateral Interest contributed by the Retention Holder, or an Affiliate that is wholly owned by INCREF Sub-REIT and is a disregarded entity for
U.S. federal income tax purposes that holds 100% of the Retained Notes, pursuant to Section 12.2(c).
“Controlled Collateral Interest”: Each Collateral Interest that is not a Non-Controlled Collateral Interest. As of the Closing Date, each of the Closing Date Collateral Interests identified on Schedule A as “Controlled” will be a Controlled Collateral Interest.
“Controlling Class”: The Class A Notes, so long as any Class A Notes are Outstanding, then the Class A-S Notes, so long as any Class A-S Notes are Outstanding, then the Class B Notes, so long as any Class B Notes are Outstanding, then the Class C Notes, so long as any Class C Notes are Outstanding, then the Class D Notes, so long as any Class D Notes are Outstanding, then the Class E Notes, so long as any Class E Notes are Outstanding, then the Class F Notes, so long as any Class F Notes are Outstanding, then the Class G Notes, so long as any Class G Notes are Outstanding and then the Income Notes, so long as any Income Notes are Outstanding.
“Corporate Trust Office”: The designated corporate trust office of the Trustee and Note Administrator, currently located at: (a) for Note transfer purposes and presentment of the Notes for final payment thereon, 1505 Energy Park Drive, St. Paul, MN 55108, Attn: Note Transfers–INCREF 2026-FL2; (b) for the delivery of the Loan Documents, 1055 10th Avenue SE, Minneapolis, Minnesota, 55414, Attn: INCREF 2026-FL2; (c) with respect to the Trustee, 1100 North Market Street, Wilmington, Delaware 19890, Attention: CMBS Trustee INCREF 2026-FL2 and (d) for all other purposes, 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attn: Computershare Corporate Trust – INCREF 2026-FL2 LLC, or such other address as the Note Administrator, the Custodian or Trustee, as applicable, may designate from time to time by notice to the Noteholders, the Collateral Manager, the 17g-5 Information Provider and the parties hereto.
“Corresponding Tenor”: With respect to a Benchmark Replacement, a tenor having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current Benchmark.
“Credit Risk Collateral Interest”: Any Collateral Interest that, in the Collateral Manager’s reasonable business judgment, has a significant risk of becoming a Defaulted Collateral Interest within 120 days.

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“Credit Risk/Defaulted Collateral Interest Cash Purchase”: The meaning specified in Section 12.1(b) hereof.

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“Credit Risk Exchange Limitation”: With respect to exchanges of Credit Risk Collateral Interests (other than those that are Defaulted Collateral Interests) after the Reinvestment Period, the condition that will be satisfied if, immediately after giving effect to any such exchange, the aggregate Principal Balance of Credit Risk Collateral Interests (other than those that are Defaulted Collateral Interests including each such Collateral Interest that would be a Defaulted Collateral Interest but for non-lapse of the 60-day period (or 120-day period, as applicable) included in the definition thereof) that have been exchanged by the Issuer in exchanges to the Collateral Manager or its affiliates after the Reinvestment Period does not exceed 10.0% of the Aggregate Outstanding Portfolio Balance as of the Closing Date.
“CREFC® Intellectual Property Royalty License Fee”: With respect to each Collateral Interest and for any Payment Date, an amount accrued during the related Interest Accrual Period at the CREFC® Intellectual Property Royalty License Fee Rate on the Principal Balance of such Collateral Interest as of the close of business on the Determination Date in such Interest Accrual Period. Such amounts shall be computed for the same period and on the same interest accrual basis respecting which any related interest payment due or deemed due on the related Collateral Interest is computed and shall be prorated for partial periods.
“CREFC® Intellectual Property Royalty License Fee Rate”: With respect to each Collateral Interest, a rate equal to 0.0005% per annum.
“CRS”: The OECD Standard for Automatic Exchange of Financial Account information – Common Reporting Standard.
“Custodial Account”: An account at the Securities Intermediary established pursuant to Section 10.1(b) hereof.
“Custodian”: The meaning specified in Section 3.3(a) hereof.
“Cut-off Date”: With respect to (i) each Closing Date Collateral Interest, June 9, 2026 and (ii) each Collateral Interest acquired after the Closing Date, the date specified as such in the related Collateral Interest Purchase Agreement.
“Cut-off Date Collateral Interests”: The Mortgage Loans, Combined Loans and Participations listed as Cut-off Date Collateral Interests on Schedule A attached hereto.
“Default”: Any Event of Default or any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.
“Defaulted Collateral Interest”: Any Collateral Interest for which the related Loan is a Defaulted Loan.
“Defaulted Loan”: Any Loan for which there has occurred and is continuing for more than 60 days (or 120 days to the extent Anticipated Takeout Evidence has been received and has not expired or been terminated) either (x) a payment default or (y) a material non-monetary event of default that is known to the Special Servicer, in each case, after giving effect to any applicable grace period but without giving

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effect to any waiver; provided, however, that any Collateral Interest as to which an Appraisal Reduction Event has not occurred due to the circumstances

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specified in clause (v) of the definition thereof and which is not otherwise a Defaulted Loan will be deemed not to be a Defaulted Loan for purposes of determining the Calculation Amount for the Par Value Test. If a Defaulted Loan is the subject of a work-out, modification or otherwise has cured the default such that the subject Defaulted Loan is no longer in default pursuant to its terms (as such terms may have been modified), such Collateral Interest will no longer be treated as a Defaulted Loan.
“Deferred Interest”: The Class C Deferred Interest, the Class D Deferred Interest, the Class E Deferred Interest, the Class F Deferred Interest and the Class G Deferred Interest.
“Definitive Notes”: The meaning specified in Section 2.2(b) hereof.
“Delayed Acquisition Conditions”: Conditions that will be satisfied with respect to a Delayed Collateral Interest if (a) such Delayed Collateral Interest is acquired by the Issuer on or prior to such Purchase Termination Date, and (b) either (i) the terms of the Loan Documents evidencing such Collateral Interest have not been updated or changed in a material way and no material term under the related Loan Documents is modified subsequent to the date of the Preliminary Offering Memorandum, or (ii) both (1) the collateral, tenor and general credit features of such Delayed Collateral Interest are substantially as described on Annex A to the Preliminary Offering Memorandum and (2) the Rating Agency Condition is satisfied with respect to each Rating Agency.
“Delayed Collateral Interest”: A Delayed Close Collateral Interest or Delayed Funding Companion Participation, as the context may require.
“Delayed Close Collateral Interest”: Any Collateral Interest identified on Schedule A as “Delayed Close” will be a Delayed Close Collateral Interest.
“Delayed Funding Companion Participation”: Any Collateral Interest identified on Schedule A as “Delayed Funding” will be a Delayed Funding Companion Participation.
“Depository” or “DTC”: The Depository Trust Company, its nominees, and their respective successors.
“Designated Transaction Representative”: The Collateral Manager or such other person appointed by the Collateral Manager in connection with the Benchmark replacement process.
“Determination Date”: The 11th day of the month (or if such day is not a Business Day, the next succeeding Business Day) in which such Payment Date occurs, commencing in July 2026.
“Disqualified Transferee”: The meaning specified in Section 2.5(l) hereof. “Dissolution Expenses”: The amount of expenses reasonably likely to be incurred in

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connection with the discharge of this Indenture, the liquidation of the Collateral and the dissolution of the Issuer, as reasonably certified by the Collateral Manager or the Issuer, based in part on expenses incurred by the Trustee, custodian and Note Administrator and reported to the Collateral Manager.

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“Dodd-Frank”: The Dodd Frank Wall Street Reform and Consumer Protection Act, as amended from time to time.
“Dollar”, “U.S. $” or “$”: A U.S. dollar or other equivalent unit in Cash.
“Due Period”: With respect to any Payment Date, the period commencing on the day immediately succeeding the second preceding Determination Date (or commencing on and excluding the Closing Date, in the case of the Due Period relating to the first Payment Date) and ending on and including the Determination Date immediately preceding such Payment Date.
“EHRI”: Any interest in the Issuer that satisfies the definition of “eligible horizontal residual interest” in the U.S. Credit Risk Retention Rules. As of the Closing Date, the Income Notes shall constitute the EHRI.
“Eligibility Criteria”: The criteria set forth below with respect to any Collateral Interest acquired by the Issuer after the Closing Date, compliance with which is required immediately after giving effect to such acquisition and shall be evidenced by an Officer’s Certificate of the Issuer (or the Collateral Manager on its behalf) delivered to the Trustee and Note Administrator as of the date of such acquisition:
(i)it is a Mortgage Loan, a Combined Loan, an A Note or a Senior Participation in a Mortgage Loan, a Combined Loan or an A Note, that is secured by a Multi-Family Property (including any Student Housing Property or Age-Restricted Property but excluding any Build-to-Rent Property), Industrial Property (including any Industrial Outdoor Storage Property) Self-Storage Property, Retail Property, Office Property or Mixed-Use Property;
(ii)(A) the aggregate Principal Balance of the Collateral Interests secured by properties that are of the following types are subject to limitations as follows: (a) Industrial Properties (excluding any Industrial Outdoor Storage Properties) does not exceed 65.0% of the Aggregate Outstanding Portfolio Balance, (b) Industrial Outdoor Storage Properties does not exceed 10.0% of the Aggregate Outstanding Portfolio Balance, (c) Student Housing Properties does not exceed 10.0% of the Aggregate Outstanding Portfolio Balance, (d) Self-Storage Properties does not exceed 10.0% of the Aggregate Outstanding Portfolio Balance, (e) Retail Properties does not exceed 10.0% of the Aggregate Outstanding Portfolio Balance, (f) Office Properties does not exceed 10.0% of the Aggregate Outstanding Portfolio Balance, (g) Mixed-Use Properties does not exceed 10.0% of the Aggregate Outstanding Portfolio Balance and (h) Age-Restricted Properties does not exceed 5.0% of the Aggregate Outstanding Portfolio Balance;
(B) the aggregate Principal Balance of all Principal Proceeds held as cash and Eligible Investments and all cash and Eligible Investments held in the Reinvestment Account and the Unused Proceeds Account plus the aggregate Principal Balance of all Collateral Interests secured by Multifamily Properties (excluding Student Housing Properties) does not make up less than 35.0% of the Aggregate Outstanding Portfolio Balance; and

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(C) the aggregate Principal Balance of all Principal Proceeds held as cash and Eligible Investments and all cash and Eligible Investments held in the Reinvestment Account and the Unused Proceeds Account plus the aggregate Principal Balance of all Collateral Interests secured by Multifamily Properties (excluding Student Housing Properties) or Industrial Properties (excluding Industrial Outdoor Storage Properties) does not make up less than 60.0% of the Aggregate Outstanding Portfolio Balance;
(iii)the obligor is incorporated or organized under the laws of, and the Collateral Interest is secured by property located in, the United States;
(iv)it provides for monthly payments of interest at a floating rate that is (a) a SOFR-based rate, (b) materially consistent with the ARRC fallback language or (c) acceptable to the Rating Agencies;
(v)it has a Moody’s Rating;
(vi)it has a maturity date, assuming the exercise of all extension options (if any) that are exercisable at the option of the related borrower under the terms of such Collateral Interest, that is not more than five years from the date of acquisition (which, in the case of newly originated loans, will be calculated without regard to the initial stub interest period);
(vii)it is not an Equity Interest;
(viii)the Collateral Manager has determined that it has an As-Stabilized LTV that is not greater than (i) in the case of Collateral Interests secured by Multi-Family Properties, other than Student Housing Properties, 80.0%, (ii) in the case of Collateral Interests secured by Student Housing Properties, Industrial Properties, Self-Storage Properties, Retail Properties or Mixed-Use Properties, 75.0% and (iii) in the case of Collateral Interests secured by Office Properties, 70.0%;
(ix)the Collateral Manager has determined that it has an U/W Stabilized NCF Debt Yield that is not less than (i) in the case of Collateral Interests secured by Multi-Family Properties (other than Student Housing Properties), 7.0%, (ii) in the case of Collateral Interests secured by Industrial Properties or Student Housing Properties, 7.5%,
(iii) in the case of Collateral Interests secured by Self-Storage Properties, Retail Properties or Mixed-Use Properties, 8.0% and (iv) in the case of Collateral Interests secured by Office Properties, 11.0%;
(x)the Principal Balance of such Collateral Interest (plus any previously-acquired participation interests or A notes in the same underlying Loan, excluding any participation interests or A notes that were included as part of the Cut-off Date Collateral Interests) is not greater than 10.0% of the Aggregate Outstanding Portfolio Balance as of the Closing Date;
(A) the Weighted Average Life of the Collateral Interests, assuming the exercise of all contractual extension options (if any) that are exercisable by the borrower under each Collateral Interest, is less than or equal to 5.5 years from the Closing Date (for the avoidance of

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doubt, such threshold will be reduced by the time that has passed from the Closing Date to such Measurement Date);

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(B)the Weighted Average Spread of the Collateral Interests is not less than 2.35%;
(C)the aggregate Principal Balance of Collateral Interests secured by
Mortgaged Properties located in (a) California, New York, Texas or Florida is (in each case) no more than 40.0% of the Aggregate Outstanding Portfolio Balance and (b) any other state is (in each case) no more than 25.0% of the Aggregate Outstanding Portfolio Balance; and
(D)the Herfindahl Score is greater than or equal to 14.0;
(xi)the weighted average Moody’s Rating Factor (weighted by Principal Balance of the Collateral Interests) for all Collateral Interests immediately after giving effect to such acquisition is not greater than 5,000;
(xii)a No Downgrade Confirmation has been received from Fitch with respect to the acquisition of such Collateral Interest except that such confirmation will not be required with respect to the acquisition of a Participation or an A Note if (a) the Issuer already owns a Partitioned Collateral Interest in the same underlying Partitioned Loan, and
(b) the principal balance of the Participation or A Note being acquired is $1,000,000 or less;
(xiii)the sum of the Principal Balance of such Collateral Interest and the Principal Balance of all Collateral Interests that have the same guarantor or an affiliated guarantor does not exceed 20.0% of the Aggregate Outstanding Portfolio Balance;
(xiv)it will not require the Issuer to make any future payments after the Issuer’s purchase thereof unless the aggregate amount of such future funding obligations is deposited into a segregated account established and held by the Issuer;
(xv)if it is a Collateral Interest with a related Future Funding Participation:
(A)the Future Funding Indemnitor has Segregated Liquidity (evidenced by a certification) in an amount at least equal to the greater of (i) the Largest One Quarter Future Advance Estimate and (ii) the Two Quarter Future Advance Estimate for the immediately following two calendar quarters (based on the Future Funding Amounts for all outstanding Future Funding Participations related to the Collateral Interests);
(B)except with respect to the Collateral Interests identified on Annex A as Ares Student Housing Portfolio Crossed Loans and Triten IOS Portfolio, or any similarly structured Loan, the maximum principal amount of all Future Funding Participations with respect to all Collateral Interests does not exceed 25.0% of the Aggregate Outstanding Portfolio Balance; and
except with respect to the Collateral Interests identified on Annex A as Ares Student Housing Portfolio Crossed Loans and Triten IOS Portfolio, or any similarly structured Loan, the maximum principal amount of the related Future Funding Participation does not

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exceed 35.0% of the maximum commitment amount (including all related funded and unfunded senior Companion Interests) of the related Loan;

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(xvi)if it is a Combined Loan or a Partitioned Collateral Interest that is an interest in a Combined Loan, (a) the related Mortgage Loan contains a requirement that any principal repayment of the Mortgage Loan must be accompanied by a pro rata principal repayment (based on Principal Balance) of the related Mezzanine Loan, (b) the related Mortgage Loan and the related Mezzanine Loan are cross-defaulted and (c) the related Mortgage Loan does not permit the related borrower to incur additional debt secured by the related Mortgaged Property or the equity in the related borrower;
(xvii)it is not prohibited under its Loan Documents from being purchased by the Issuer and pledged to the Trustee;
(xviii)it is not currently, and has not recently been, the subject of any request by the borrower to amend, modify or waive any provision of any of the related Loan Documents in such a manner that would adversely affect the performance of such Loan;
(xix)it is not a Credit Risk Collateral Interest;
(xx)it is not a Defaulted Collateral Interest (as determined by the Collateral Manager after reasonable inquiry);
(xxi)it is not a ground up construction loan;
(xxii)it is Dollar denominated and may not be converted into an obligation payable in any other currencies;
(xxiii)if such Collateral Interest is a Senior Participation or an A Note, it does not have “buy/sell” rights as a dispute resolution mechanism;
(xxiv)it provides for the repayment of principal at not less than par no later than upon its maturity or upon redemption, acceleration or its full prepayment;
(xxv)it is serviced pursuant to the Servicing Agreement or it is serviced by an Accepted Loan Servicer pursuant to a commercial mortgage servicing arrangement that includes the servicing provisions substantially similar to those that are standard in commercial mortgage-backed securities transactions;
(xxvi)(a) it is purchased from the Seller, the Sponsor, or a wholly-owned subsidiary of the Sponsor, and (b) the requirements set forth in this Indenture regarding the representations and warranties with respect to such Collateral Interest and the underlying mortgaged property (as applicable) have been met (subject to such exceptions as are reasonably acceptable to the Collateral Manager);
(xxvii)if it is a participation interest, the related Participating Institution is (and any “qualified transferee” is required to be) any of (1) a “special-purpose entity” or a “qualified institutional lender” as such terms are typically defined in the Loan Documents related to participations; (2) an entity (or a wholly-owned subsidiary of an entity) that has
(y) a long-term unsecured debt rating from Moody’s of “A3” or higher, and (z) a long-term unsecured debt rating from Fitch of “A-” or higher (3) a securitization trust, a collateralized loan obligation issuer or a similar securitization vehicle, or (4) a special purpose entity that is 100% directly or indirectly

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owned by the Sponsor, for so long as the separateness provisions of its organizational documents have not been amended (unless the Rating

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Agency Condition was satisfied in connection with such amendment), and if any Participating Institution is not the Issuer, the related Loan Documents will be held by a third party custodian;
(xxviii)its acquisition will be in compliance with Section 206 of the Advisers Act;
(xxix)its acquisition, ownership, enforcement and disposition will not cause the Issuer to fail to be a Qualified REIT Subsidiary or other disregarded entity of a REIT;
(xxx)its acquisition would not cause the Issuer or the pool of Collateral Interests to be required to register as an investment company under the 1940 Act; and if the borrowers with respect to the Collateral Interest are excepted from the definition of an “investment company” solely by reason of Section 3(c)(1) of the 1940 Act, then either
(x) such Collateral Interest does not constitute a “voting security” for purposes of the 1940 Act or (y) the aggregate amount of such Collateral Interest held by the Issuer is less than 10% of the entire issue of such Collateral Interest;
(xxxi)it does not provide for any payments which are or will be subject to deduction or withholding for or on account of any withholding or similar tax (other than withholding on amendment, modification and waiver fees, late payment fees, commitment fees, exit fees, extension fees or similar fees), unless the borrower under such Collateral Interest is required to make “gross up” payments that ensure that the net amount actually received by the Issuer (free and clear of taxes) will equal the full amount that the Issuer would have received had no such deduction or withholding been required;
(xxxii)after giving effect to its acquisition, together with the acquisition of any other Collateral Interests to be acquired (or as to which a binding commitment to acquire was entered into) on the same date, the aggregate Principal Balance of Collateral Interests held by the Issuer that are EU/UK Retention Holder Originated Collateral Interests is in excess of 50.0% of the aggregate Principal Balance of Collateral Interests held by the Issuer; and
(xxxiii)it is not acquired for the primary purpose of recognizing gains or decreasing losses resulting from market value changes;
provided, however, that (a) any Funded Companion Participation or Pari Passu Companion Note related to a Collateral Interest that is already owned by the Issuer will not be required to satisfy clauses (viii) and (ix) above, (b) for purposes of clauses (ii), (xi), (xii), (xiv) and (xvi)(B) above, if the acquisition of such Collateral Interest would maintain or improve compliance with the applicable concentration limits after giving effect to such acquisition, then such Eligibility Criteria will be deemed to have been satisfied, and (c) any determination of a percentage pursuant to the Eligibility Criteria (except for the Weighted Average Spread of all Collateral Interests) will be rounded to the nearest 1/10th of one percent.
“Eligible Account”: Either (a) an account or accounts maintained (i) with a federal or state chartered depository institution or trust company or an account or (ii) accounts maintained with the Securities Intermediary, for so long as such federal or state chartered depository institution, or the clearing entity used by the Securities Intermediary with respect to such account or accounts, in each case, has (1) long-

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term senior unsecured debt obligations rated at least “Aa3” by Moody’s and “A” by Fitch and (2) short-term debt obligations rated at least equal to “P-1” by

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Moody’s and “F1” by Fitch or, in the case of (1) and (2), such other rating as confirmed by a No Downgrade Confirmation by the Rating Agencies; (b) an account maintained by or with KeyBank National Association so long as (x) KeyBank National Association’s long-term senior unsecured debt obligations, deposits, or commercial paper rating is at least (1) “A2” by Moody’s, in the case of accounts in which funds are held for more than thirty (30) days, and “BBB+” by Fitch (if then rated by Fitch, or if not rated by Fitch, an equivalent (or higher) rating by any two other NRSROs (which may include Moody’s)) and (y) KeyBank National Association’s short-term senior unsecured debt obligations, deposits or commercial paper rating is at least “P-1” by Moody’s in the case of accounts in which funds are held for thirty (30) days or less; or (c) a segregated trust account maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity; provided that (i) any such institution or trust company has long-term senior unsecured debt obligations rated at least “Baa1” by Moody’s and “BBB+” by Fitch or such other rating as confirmed by a No Downgrade Confirmation by the Rating Agencies, and a capital surplus of at least U.S.$200,000,000 and (ii) any such account is subject to fiduciary funds on deposit regulations (or internal guidelines) substantially similar to 12
C.F.R. § 9.10(b).
“Eligible Investments”: Any Dollar-denominated investment, the maturity for which corresponds to the Issuer’s expected or potential need for funds, that, at the time it is Granted to the Trustee (directly or through a Securities Intermediary or bailee) is Registered and is one or more of the following obligations or securities:
(i)direct obligations of, and obligations the timely payment of principal of and interest on which is fully and expressly guaranteed by, the United States, or any agency or instrumentality of the United States, the obligations of which are expressly backed by the full faith and credit of the United States;
(ii)demand and time deposits in, certificates of deposit of, bankers’ acceptances issued by, or federal funds sold by, any depository institution or trust company incorporated under the laws of the United States or any state thereof or the District of Columbia (including the Note Administrator or the commercial department of any successor Note Administrator, as the case may be; provided that such successor otherwise meets the criteria specified herein) and subject to supervision and examination by federal and/or state banking authorities so long as the commercial paper and/or the debt obligations of such depositary institution or trust company (or, in the case of the principal depositary institution in a holding company system, the commercial paper or debt obligations of such holding company) at the time of such investment or contractual commitment providing for such investment has (1) in the case of long-term senior unsecured debt obligations, a long-term senior unsecured debt rating of not less than “Aa3” by Moody’s and “A” by Fitch and
(2) in the case of short-term debt obligations, a short-term debt rating of not less than (x) “P-1” by Moody’s and (y) “F1” by Fitch for maturities less than 90 days or “F1+” for maturities greater than 90 days;

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unleveraged repurchase or forward purchase obligations with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii) above (including the Note Administrator or the commercial department of any successor Note Administrator, as the case may

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be; provided that such Person otherwise meets the criteria specified herein) or entered into with a corporation (acting as principal) that has (1) in the case of long-term senior unsecured debt obligations, a long-term senior unsecured debt rating of not less than “Aa3” by Moody’s and “A” by Fitch and (2) in the case of short-term debt obligations, a short-term debt rating of not less than
(x) “P-1” by Moody’s and (y) “F1” by Fitch for maturities less than 90 days or “F1+” for maturities greater than 90 days;
(iii)a reinvestment agreement issued by any bank (if treated as a deposit by such bank) that has a short-term credit rating of not less than “P-1” by Moody’s; provided that the issuer thereof must also have at the time of such investment (1) in the case of long-term senior unsecured debt obligations, a long-term senior unsecured debt rating of not less than “Aa3” by Moody’s and “A” by Fitch and (2) in the case of short-term debt obligations, a short-term debt rating of not less than (x) “P-1” by Moody’s and (y) “F1” by Fitch for maturities less than 90 days or “F1+” for maturities greater than 90 days;
(iv)any money market fund and those managed or advised by the Note Administrator or its Affiliates that maintain a constant asset value and that are rated “Aaa-mf” by Moody’s (or if not rated by Moody’s, an equivalent rating by at least two NRSROs, which may include Fitch) and “AAAmmf” by Fitch (or, if not rated by Fitch, an equivalent rating by any two other NRSROs (which may include Moody’s); and
(v)any other investment similar to those described in clauses (i) through (v) above that
(1) Moody’s has confirmed may be included in the portfolio of Collateral Interests as an Eligible Investment without adversely affecting its then-current ratings on the Notes and (2) has (A) in the case of long-term senior unsecured debt obligations, a long-term senior unsecured debt rating of not less than “Aa3” by Moody’s and “A” by Fitch and (B) in the case of short-term debt obligations, a short-term debt rating of not less than (x) “P-1” by Moody’s and (y) “F1” by Fitch for maturities less than 90 days or “F1+” for maturities greater than 90 days;
provided that mortgage-backed securities and interest only securities shall not constitute Eligible Investments; provided, further, that (a) Eligible Investments acquired with funds in the Collection Account shall include only such obligations or securities as mature no later than three
(3) Business Days prior to the next Payment Date succeeding the acquisition of such obligations or securities, (b) Eligible Investments shall not include obligations bearing interest at inverse floating rates, (c) Eligible Investments shall be treated as indebtedness for U.S. federal income tax purposes and such investment shall not cause the Issuer to fail to be treated as a Qualified REIT Subsidiary or other disregarded entity of a REIT for U.S. federal income tax purposes, (d) Eligible Investments shall not be subject to deduction or withholding for or on account of any withholding or similar tax, unless the payor is required to make “gross up” payments that ensure that the net amount actually received by the Issuer (free and clear of taxes, whether assessed against such obligor or the Issuer) will equal the full amount that the Issuer would have received had no such deduction or withholding been required, (e) Eligible Investments shall not be purchased for a price in excess of par and (f) Eligible Investments shall not include margin stock. Eligible Investments may be purchased from the Trustee and its Affiliates so long as the Trustee has a capital and surplus of at least U.S.$ 200,000,000 and has a long-term senior

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unsecured credit rating of at least “Baa1” by Moody’s, and may include obligations for which the Trustee or an Affiliate thereof receives compensation for providing services.

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“Entitlement Order”: The meaning specified in Section 8-102(a)(8) of the UCC.
“Equity Interest”: A security or other interest that does not entitle the holder thereof to receive periodic payments of interest and one or more installments of principal, including (i) any bond or note or similar instrument that is by its terms convertible into or exchangeable for an equity interest, (ii) any bond or note or similar instrument that includes warrants or other interests that entitle its holder to acquire an equity interest, or (iii) any other similar instrument that would not entitle its holder to receive periodic payments of interest or a return of a residual value.
“ERISA”: The United States Employee Retirement Income Security Act of 1974, as amended.
“EU Reporting Administrator”: The meaning specified in the Servicing Agreement. “EU Securitization Rules”: The meaning specified in the EU/UK Risk Retention Letter. “EU Transparency Requirements”: The meaning specified in the Servicing Agreement. “EU/UK Retention Holder”: INCREF Investments, in its capacity as such under the
EU/UK Risk Retention Letter.
“EU/UK Retention Holder Originated Collateral Interest”: The meaning specified in the EU/UK Risk Retention Letter.
“EU/UK Risk Retention Letter”: That certain risk retention letter delivered by INCREF Investments and the Retention Holder to the Issuer, Trustee, the Note Administrator, the Collateral Manager and the Placement Agents, dated June 16, 2026.
“Euroclear”: Euroclear Bank S.A./N.V., as operator of the Euroclear system. “Event of Default”: The meaning specified in Section 5.1 hereof. “Exchange Act”: The Securities Exchange Act of 1934, as amended.
“Exchange Collateral Interest”: The meaning specified in Section 12.1(b)(ii) hereof.
“Expected Principal Balance”: With respect to a Delayed Collateral Interest, the amount set forth in the column marked “Collateral Interest Cut-off Date Balance or Expected Principal Balance ($)” on Schedule A.
“Expense Reserve Account”: The account established pursuant to Section 10.5(a) hereof. “Expense Year”: (i) For the first year, the period commencing on the Closing Date and ending on the next January Payment Date and (ii) thereafter, each 12-month period commencing

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on the Business Day following a January Payment Date and ending on the following January Payment Date.

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“FATCA”: Sections 1471 through 1474 of the Code, the treasury regulations promulgated thereunder, and any related provisions of law, court decisions, administrative guidance or agreements with any taxing authority (or laws thereof) in respect thereof.
“Financial Asset”: The meaning specified in Section 8-102(a)(9) of the UCC. “Financing Statements”: Financing statements relating to the Collateral naming the
Issuer, as debtor, and the Trustee, on behalf of the Secured Parties, as secured party. “Fitch”: Fitch Ratings, Inc. or any successor in interest thereto.
“Funded Companion Participation”: With respect to each Collateral Interest that is a Participation, each related fully funded participation or companion note which is not an asset of the Issuer and is not part of the Collateral.
“Future Funding Agreement”: The meaning specified in the Servicing Agreement. “Future Funding Amount”: With respect to any Future Funding Participation, the amount of the unfunded portion thereof.
“Future Funding Indemnitor”: INCREF Investments, and its successors in interest. “Future Funding Participation”: With respect to each Collateral Interest that is a
Participation, the related unfunded future funding participation, which is not owned by the Issuer. “Future Funding Reserve Account”: The meaning specified in the Servicing Agreement. “GAAP”: The meaning specified in Section 6.3(k) hereof.
“General Intangible”: The meaning specified in Section 9-102(a)(42) of the UCC.
“Global Notes”: The Rule 144A Global Notes, Temporary Regulation S Global Notes and the Regulation S Global Notes.
“Governing Documents”: With respect to (i) the Issuer, the limited liability company agreement of the Issuer, as amended and restated and/or supplemented and in effect from time to time and (ii) all other Persons, the articles of incorporation, certificate of incorporation, by-laws, certificate of limited partnership, limited partnership agreement, limited liability company agreement, certificate of formation, articles of association and similar charter documents, as applicable to any such Person.
“Government Items”: A security (other than a security issued by the Government National Mortgage Association) issued or guaranteed by the United States of America or an agency or instrumentality thereof representing a full faith and credit obligation of the United States of America and, with respect to each of the foregoing, that is maintained in book-entry form on the records of a Federal Reserve Bank.

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“Grant”: To grant, bargain, sell, warrant, alienate, remise, demise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of setoff against, deposit, set over and confirm. A Grant of the Collateral or of any other security or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including without limitation the immediate continuing right to claim, collect, receive and take receipt for principal and interest payments in respect of the Collateral (or any other security or instrument), and all other amounts payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.
“Herfindahl Score”: On any date of determination, the quotient of (i) one divided by
(ii)the sum of the series of products obtained for each Collateral Interest and Principal Proceeds (whether held as cash or Eligible Investments), determined by squaring the quotient of (x) the Principal Balance of each such Collateral Interest (or in the case of Principal Proceeds in increments of $10,000,000) divided by (y) the Aggregate Outstanding Portfolio Balance.
“Holder” or “Noteholder”: With respect to any Note, the Person in whose name such Note is registered in the Notes Register.
“IAI”: An institution that is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under Regulation D under the Securities Act or an entity in which all of the equity owners are such “accredited investors.”
“Income Note Components”: The meaning specified in Section 2.17(a) hereof. “Income Noteholder”: Any holder of any amount of the Income Notes.
“Income Notes”: The Income Notes due 2043, issued by the Issuer pursuant to this Indenture.
“INCREF Investments”: Invesco Commercial Real Estate Finance Investments, LP, a Delaware limited partnership.
“INCREF Sub-REIT”: INCREF Sub-REIT, LLC, a Delaware limited liability company that is a real estate investment trust.
“Indenture”: This instrument as originally executed and, if from time to time supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, as so supplemented or amended.
“Indenture Accounts”: The Payment Account, the Reinvestment Account, the Unused Proceeds Account, the Expense Reserve Account and the Custodial Account.

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“Independent”: As to any Person, any other Person (including, in the case of an accountant, or lawyer, a firm of accountants or lawyers and any member thereof or an investment bank and any member thereof) who (i) does not have and is not committed to acquire any material

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direct or any material indirect financial interest in such Person or in any Affiliate of such Person, and (ii) is not connected with such Person as an Officer, employee, promoter, underwriter, voting trustee, partner, director or Person performing similar functions. “Independent” when used with respect to any accountant may include an accountant who audits the books of such Person if in addition to satisfying the criteria set forth above the accountant is independent with respect to such Person within the meaning of Rule 101 of the Code of Ethics of the American Institute of Certified Public Accountants.
Whenever any Independent Person’s opinion or certificate is to be furnished to the Trustee or Note Administrator such opinion or certificate shall state, or shall be deemed to state, that the signer has read this definition and that the signer is Independent within the meaning hereof.
“Industrial Outdoor Storage Property”: An Industrial Property as to which the majority of the underwritten revenue is from industrial outdoor storage space consisting of open-air parcels of land used for storage or parking. An Industrial Outdoor Storage Property is a sub-type of Industrial Property.
“Industrial Property”: A real property comprised (wholly or partially) of industrial space (including a Mixed-Use Property) as to which the majority of the underwritten revenue is from industrial space.
“Initial Principal Proceeds Deposit”: The meaning specified in the Collateral Interest Purchase Agreement.
“Inquiry”: The meaning specified in Section 10.13(a) hereof. “Instrument”: The meaning specified in Section 9-102(a)(47) of the UCC.
“Interest Accrual Period”: With respect to the Notes and (i) the first Payment Date, the period from and including the Closing Date to and including July 18, 2026 and (ii) with respect to each successive Payment Date, the period commencing on (and including) the nineteenth (19th) day of each calendar month prior to such Payment Date and ending on (and including) the eighteenth (18th) day of the calendar month in which such Payment Date occurs.
“Interest Advance”: The meaning specified in Section 10.7(a) hereof.
“Interest Coverage Ratio”: As of any Measurement Date, the number (expressed as a percentage) calculated by dividing:
(i) the sum of (A) the expected scheduled interest payments due (in each case regardless of whether the due date for any such interest payment has yet occurred) in the Due Period in which such Measurement Date occurs on (x) the Collateral Interests (excluding, subject to clause (3) of the last paragraph in this definition, accrued and unpaid interest on Defaulted Collateral Interests and any REO Proceeds allocated to interest); provided that no interest (or dividends or other distributions) will be included with respect to any Collateral Interest to the extent that such Collateral Interest does not provide for the scheduled payment of interest (or

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dividends or other distributions) in Cash and (y) the Eligible Investments held in the Accounts (whether purchased with Interest Proceeds or Principal Proceeds), plus (B) Interest Advances, if

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any, advanced by the Advancing Agent, the Backup Advancing Agent or the Trustee, with respect to the related Payment Date, plus (C) during the Reinvestment Period, any cash and Eligible Investments contributed by the Retention Holder, as holder of 100% of the Income Notes (and designated as “Interest Proceeds”), up to an amount equal to the sum of (1) an amount that would provide for interest on the Principal Balance of any cash and Eligible Investments held in the Reinvestment Account at a rate equal to the Benchmark plus a spread of 2.35% and (2) solely with respect to any Collateral Interest that is not more than 31 days delinquent, an amount that would provide for interest on such Collateral Interest that is excluded due to clause (3) of the next paragraph, but which the Collateral Manager has determined in its reasonable judgment will be made in cash or received within 30 days of the related due date, pursuant to the terms of this Indenture, plus (D) the Closing Date Deposit, minus (ii) any amounts scheduled to be paid pursuant to Section 11.1(a)(i)(1) through (4) (other than any Collateral Manager Fees that the Collateral Manager has agreed to waive in accordance with this Indenture and the Collateral Management Agreement); by
(a)the sum of (i) the scheduled interest on the Class A Notes payable on the Payment Date immediately following such Measurement Date, plus (ii) any Class A Defaulted Interest Amount payable on the Payment Date immediately following such Measurement Date, plus
(iii)the scheduled interest on the Class A-S Notes payable on the Payment Date immediately following such Measurement Date, plus (iv) any Class A-S Defaulted Interest Amount payable on the Payment Date immediately following such Measurement Date, plus (v) the scheduled interest on the Class B Notes payable on the Payment Date immediately following such Measurement Date, plus (vi) any Class B Defaulted Interest Amount payable on the Payment Date immediately following such Measurement Date, plus (vii) the scheduled interest on the Class C Notes payable on the Payment Date immediately following such Measurement Date, plus (viii) any Class C Defaulted Interest Amount payable on the Payment Date immediately following such Measurement Date, plus (ix) any Class C Deferred Interest payable on the Payment Date immediately following such Measurement Date, plus (x) the scheduled interest on the Class D Notes payable on the Payment Date immediately following such Measurement Date, plus (xi) any Class D Defaulted Interest Amount payable on the Payment Date immediately following such Measurement Date, plus (xii) any Class D Deferred Interest payable on the Payment Date immediately following such Measurement Date, plus (xiii) the scheduled interest on the Class E Notes payable on the Payment Date immediately following such Measurement Date, plus (xiv) any Class E Defaulted Interest Amount payable on the Payment Date immediately following such Measurement Date, plus (xv) any Class E Deferred Interest payable on the Payment Date immediately following such Measurement Date.
For purposes of calculating any Interest Coverage Ratio, (1) the expected interest income on the Collateral Interests and Eligible Investments and the expected interest payable on the Offered Notes shall be calculated using the interest rates applicable thereto on the applicable Measurement Date, (2) accrued original issue discount on Eligible Investments shall be deemed to be a scheduled interest payment thereon due on the date such original issue discount is scheduled to be paid, (3) there shall be excluded all scheduled or deferred payments of interest on or principal of Collateral Interests and any payment that the Collateral Manager has determined in its reasonable judgment will not be made in Cash or received when due and (4) with respect to any Collateral Interest as to which any interest or other

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payment thereon is subject to withholding tax of any relevant jurisdiction, each payment thereon shall be deemed to be payable net of such

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withholding tax unless the related borrower is required to make additional payments to fully compensate the Issuer for such withholding taxes (including in respect of any such additional payments).
“Interest Coverage Test”: A test that will be satisfied (i) prior to the Purchase Termination Date, as of any Measurement Date and (ii) after the Purchase Termination Date, as of any Measurement Date on which any Offered Notes remain Outstanding if the Interest Coverage Ratio as of such Measurement Date is equal to or greater than 120.00%.
“Interest Distribution Amount”: Each of the Class A Interest Distribution Amount, the Class A-S Interest Distribution Amount, the Class B Interest Distribution Amount, the Class C Interest Distribution Amount, the Class D Interest Distribution Amount, the Class E Interest Distribution Amount, the Class F Interest Distribution Amount and the Class G Interest Distribution Amount.
“Interest Proceeds”: With respect to any Payment Date, (A) the sum (without duplication)
of:
(1)all Cash payments of interest (including any deferred interest and any amount representing the accreted portion of a discount from the face amount of a Collateral Interest or an Eligible Investment) or other distributions (excluding Principal Proceeds) received during the related Due Period on all Collateral Interests other than (i) Defaulted Collateral Interests and (ii) REO Properties (net of any fees and other compensation and reimbursement of expenses and Servicing Advances and interest thereon (but not net of amounts payable pursuant to any indemnification provisions)) to which the Servicer or the Special Servicer are entitled pursuant to the terms of the Servicing Agreement (and, (x) net of any amounts advanced by a holder of a Companion Interest pursuant to the terms of the related Partition Agreement to which the holder of such Companion Interest is entitled to reimbursement and (y) with respect to each Non-Serviced Loan, net of amounts payable to the related Non-Serviced Servicer and Non-Serviced Special Servicer) and Eligible Investments, including, in the Collateral Manager’s commercially reasonable discretion (exercised as of the trade date), the accrued interest received in connection with a sale of such Collateral Interests or Eligible Investments (to the extent such accrued interest was not applied to the purchase of Subsequent Collateral Interests), in each case, excluding any accrued interest included in Principal Proceeds pursuant to clause (3) or (4) of the definition of Principal Proceeds and excluding any origination fees, which will be retained by the Seller and will not be assigned to the Issuer;
(2)all make whole premiums, spread maintenance, yield maintenance or prepayment premiums or any interest amount paid in excess of the stated interest amount of a Collateral Interest received during the related Due Period;
all amendment, modification and waiver fees, late payment fees (in each case, to the extent not paid to the Servicer or the Special Servicer as additional servicing compensation), extension fees and other fees and commissions received by the Issuer during such Due Period in connection with such Collateral Interests and Eligible Investments;

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(3)those funds in the Expense Reserve Account designated as Interest Proceeds by the Issuer (or the Collateral Manager on its behalf) pursuant to Section 10.5(a);
(4)all funds remaining on deposit in the Expense Reserve Account upon the redemption of the Notes in whole;
(5)Interest Advances, if any, advanced by the Advancing Agent, the Backup Advancing Agent or the Trustee;
(6)all Cash payments corresponding to accrued original issue discount on Eligible Investments;
(7)any interest payments received in Cash by the Issuer during the related Due Period on any asset held by an Issuer Subsidiary that is not a Defaulted Collateral Interest;
(8)all payments of principal on Eligible Investments purchased with any other Interest Proceeds;
(9)Cash and Eligible Investments contributed by the Retention Holder or an affiliate thereof, so long as the Retention Holder or an Affiliate that is 100% owned by INCREF Sub-REIT and a “disregarded entity” for U.S. federal income tax purposes continues to hold 100% of the Income Notes and 100% of the Membership Interests, pursuant to the terms of this Indenture and designated as “Interest Proceeds” by the Collateral Manager;
(10)all other cash payments received with respect to the Collateral Interests to the extent such proceeds are designated “Interest Proceeds” by the Collateral Manager in its sole discretion with notice evidenced by an Officer’s Certificate to the Trustee and the Note Administrator on or before the related Determination Date; and
(11)for the first Payment Date only, cash contributed by the Retention Holder constituting the Closing Date Deposit;
minus (B) the aggregate amount of any Nonrecoverable Interest Advances that were previously reimbursed to the Advancing Agent, the Backup Advancing Agent or the Trustee;
provided that Interest Proceeds will in no event include any payment or proceeds specifically defined as “Principal Proceeds” in the definition thereof.
“Interest Shortfall”: The meaning specified in Section 10.7(a) hereof.
“Interested Person”: The Servicer, the Special Servicer, the Collateral Manager (including any entity managed by the Collateral Manager), any independent contractor engaged by the Special Servicer or the Collateral Manager, or, in connection with any individual Loan, the borrower, the manager of the related Mortgaged Property, the holder of a related mezzanine loan, companion participation or subordinated mortgage loan, or any affiliate of any of the foregoing entities.

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“Investor Certification”: A certificate, substantially in the form of Exhibit I-1 or Exhibit I-2 hereto, representing that such Person executing the certificate is a Noteholder, a beneficial owner of a Note or a prospective purchaser of a Note and that either (a) such Person is not an agent of, or an investment advisor to, any borrower or Affiliate of any borrower under a Mortgage Loan, in which case such person will have access to all the reports and information made available to Noteholders under this Indenture, or (b) such Person is an agent or Affiliate of, or an investment advisor to, any borrower under a Mortgage Loan, in which case such person will only receive access to the Monthly Report (and to any documents, reports and information posted pursuant to the Servicing Agreement in connection with the EU Transparency Requirements to which it has access in accordance with the Servicing Agreement). The Investor Certification may be submitted electronically by means of the Note Administrator’s Website.
“Investor Q&A Forum”: The meaning specified in Section 10.13(a) hereof.
“ISDA Definitions”: The 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.
“ISDA Fallback Adjustment”: The spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.
“ISDA Fallback Rate”: The rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.
“Issuer”: INCREF 2026-FL2 LLC, a limited liability company formed under the laws of the State of Delaware, until a successor Person shall have become the Issuer pursuant to the applicable provisions of this Indenture, and thereafter “Issuer” shall mean such successor Person.
“Issuer Managers”: The managers of the Issuer duly appointed by the sole member of the Issuer or otherwise (or, if there is only one manager of the Issuer so duly appointed, such sole manager).
“Issuer Order” and “Issuer Request”: A written order or request (which may be in the form of a standing order or request) dated and signed in the name of the Issuer by an Authorized Officer of the Issuer, or by an Authorized Officer of the Collateral Manager on behalf of the Issuer. For the avoidance of doubt, an order or request provided in an email (or other electronic communication) sent by an Authorized Officer of the Issuer or Collateral Manager, as applicable, shall constitute an Issuer Order, in each case except to the extent that the Trustee or Note Administrator reasonably requests otherwise.
“Issuer Subsidiary”: A Permitted Subsidiary or an REO Subsidiary.

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“Junior Companion Interest”: A Junior Companion Note or Junior Companion Participation, as applicable.

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“Junior Companion Note”: With respect to an A Note, any related promissory note that is subordinate to such A Note, is made to the related Obligor pursuant to the same loan agreement and is secured by the same mortgage as such A Note.
“Junior Companion Participation”: With respect to any Participation, any related Companion Participation that is junior to such Participation.
“Junior Participations”: Any junior participation interests (or B Notes) in a Mortgage Loan in which a related Senior Participation is a Collateral Interest that has been acquired by the Issuer.
“Largest One Quarter Future Advance Estimate”: The meaning specified in the Servicing Agreement.
“Liquidation Fee”: The meaning specified in the Servicing Agreement.
“Loan Documents”: The indenture, loan agreement, note, mortgage, intercreditor agreement, participation agreement, co-lender agreement or other agreement pursuant to which a Collateral Interest or an Eligible Investment has been issued or created and each other agreement that governs the terms of or secures the obligations represented by such Collateral Interest or an Eligible Investment or of which holders of such Collateral Interest or an Eligible Investment are the beneficiaries.
“Loans”: All of the Mortgage Loans and Combined Loans.
“Loss Value Payment”: The meaning specified in the Collateral Interest Purchase Agreement.
“Majority”: (A) With respect to any Class of Notes, the Holders of more than 50% of the Aggregate Outstanding Amount of the Notes of such Class and (B) with respect to all the Notes, the Holders of more than 50% of the Aggregate Outstanding Amount of all of the Notes.
“Majority Income Noteholder”: The holders of at least a majority of the aggregate liquidation preference of outstanding Income Notes.
“Material Breach”: With respect to each Collateral Interest, the meaning specified in the Collateral Interest Purchase Agreement.
“Material Document Defect”: With respect to each Collateral Interest, the meaning specified in the Collateral Interest Purchase Agreement.
“Maturity”: With respect to any Note, the date on which the unpaid principal of such Note becomes due and payable as therein or herein provided, whether at the Stated Maturity Date or by declaration of acceleration or otherwise.
“Measurement Date”: Any of the following: (i) the Closing Date, (ii) the date of acquisition or disposition of any Collateral Interest, (iii) any date on which any Collateral Interest becomes a Defaulted Collateral Interest, (iv) each Determination Date and (v) with reasonable

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notice to the Issuer, the Collateral Manager and the Note Administrator, any other Business Day that any Rating Agency or the Holders of at least 66-⅔% of the Aggregate Outstanding Amount of any Class of Notes requests be a “Measurement Date”; provided that if any such date would otherwise fall on a day that is not a Business Day, the relevant Measurement Date will be the immediately preceding Business Day.
“Membership Interests”: The limited liability company interests of the Issuer. “Mezzanine Loan”: A loan that is subordinate in right of payment to the Collateral Interest or Mortgage Loan and is secured by the equity interests in the borrower that owns the Mortgaged Property.
“Minnesota Collateral”: The meaning specified in Section 3.3(b)(iii) hereof.
“Mixed-Use Property”: A real property with five or more residential units (including mixed-use, multi-family/office and multi-family/retail, and student housing properties), office space, industrial space, retail space, hospitality space, and/or self-storage space as to which no such property type represents a majority of the underwritten revenue.

“Modified Collateral Interest”: Any Collateral Interest for which the related Loan is a Modified Loan.
“Modified Loan”: (i) A Serviced Loan that has been modified, other than pursuant to an Administrative Modification or a Criteria-Based Modification, by the Special Servicer pursuant to the Servicing Agreement in a manner that:
(a)except as expressly contemplated by the related Loan Documents, reduces or delays in a material and adverse manner the amount or timing of any payment of principal or interest due thereon (other than, or in addition to, bringing current monthly payments with respect to such Loan);
(b)except as expressly contemplated by the related Loan Documents, or except for releases of unimproved parcels that were not attributed material credit in connection with underwriting at origination, results in a release of the lien of the Mortgage on any material portion of the related Mortgaged Property without a corresponding principal prepayment in an amount not less than the fair market value (as is), as determined by an appraisal or an Updated Appraisal delivered to the Special Servicer (at the expense of the related borrower and upon which the Special Servicer may conclusively rely), of the property to be released; or
(c)in the reasonable good faith judgment of the Special Servicer, otherwise materially impairs the value of the security for such Loan or reduces the likelihood of timely payment of amounts due thereon; and

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(ii) a Non-Serviced Loan that is a “Modified Loan” (or similar term) under the related Non-Serviced Servicing Agreement.
“Monthly Report”: The meaning specified in Section 10.9(a) hereof.

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“Moody’s”: Moody’s Investors Service, Inc., and its successor in interest.
“Moody’s Rating”: With respect to any Collateral Interest, the private credit assessment assigned to such Collateral Interest by Moody’s for the Issuer.
“Moody’s Rating Factor”: With respect to any Collateral Interest, the number set forth in the table below opposite the Moody’s Rating of such Collateral Interest:

Moody’s Rating	Moody’s Rating Factor	Moody’s Rating	Moody’s Rating Factor
Aaa	1	Ba1	940
Aa1	10	Ba2	1,350
Aa2	20	Ba3	1,766
Aa3	40	B1	2,220
A1	70	B2	2,720
A2	120	B3	3,490
A3	180	Caa1	4,770
Baa1	260	Caa2	6,500
Baa2	360	Caa3	8,070
Baa3	610	Ca or lower	10,000
“Moody’s Recovery Rate”: With respect to each Collateral Interest, the rate specified in the table set forth below with respect to the property type of the related Mortgaged Property or Mortgaged Properties:

Property Type	Moody’s Recovery Rate
Multifamily (including Student Housing and Age-Restricted properties), Industrial (including Industrial Outdoor Storage properties) and Anchored Retail properties	60%
Office, Self-Storage and Unanchored Retail properties	55%
All other Properties	40%

“Morgan Stanley”: Morgan Stanley & Co. LLC.
“Mortgage Loan”: Any whole loan (but not a participation interest in a mortgage loan) secured by a first mortgage lien on a commercial property or multi-family property.
“Mortgaged Property”: With respect to any Mortgage Loan, the commercial and/or multi-family mortgaged property or properties securing such Mortgage Loan.
“Multi-Family Property”: A real property comprised of five (5) or more residential rental units (including mixed-use multi-family/office and multi-family/retail properties and student housing properties) as to which the majority of the underwritten revenue is from residential rental units.

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“Net Outstanding Portfolio Balance”: On any Measurement Date, the sum (without duplication) of:
(i)the aggregate Principal Balance of the Collateral Interests (other than Modified Collateral Interests and Defaulted Collateral Interests);
(ii)the aggregate Principal Balance of all Principal Proceeds held as Cash or Eligible Investments and all Cash and Eligible Investments held in the Reinvestment Account and the Unused Proceeds Account; and
(iii)with respect to each Defaulted Collateral Interest or Modified Collateral Interest, the Calculation Amount of such Collateral Interest;
provided, however, that (a) with respect to each Collateral Interest acquired at a purchase price that is less than 95% of the outstanding Principal Balance of such Collateral Interest, the “Principal Balance” of such Collateral Interest will be the lesser of the purchase price and the amount determined pursuant to clause (iii) above, if applicable, for purposes of computing the Net Outstanding Portfolio Balance, (b) with respect to each Defaulted Collateral Interest that has been owned by the Issuer for more than three years after becoming a Defaulted Collateral Interest, the Principal Balance of such Defaulted Collateral Interest will be zero for purposes of computing the Net Outstanding Portfolio Balance, (c) in the case of a Collateral Interest subject to a Credit Risk/Defaulted Collateral Interest Cash Purchase or an exchange for an Exchange Collateral Interest, the Collateral Manager will have 45 days to exercise such purchase or exchange and during such period such Collateral Interest will not be treated as a Defaulted Collateral Interest for purposes of computing the Net Outstanding Portfolio Balance and (d) any Collateral Interest with respect to which the related Mortgaged Property has become an REO Property shall be treated as a Defaulted Collateral Interest for purposes of computing the Net Outstanding Portfolio Balance.
“No Downgrade Confirmation”: A confirmation from a Rating Agency that any proposed action, or failure to act or other specified event will not, in and of itself, result in the downgrade or withdrawal of the then-current rating assigned to any Class of Rated Notes then rated by such Rating Agency; provided that if the Requesting Party receives a written waiver or acknowledgment indicating its decision not to review the matter for which the No Downgrade Confirmation is sought, then the requirement to receive a No Downgrade Confirmation from the Rating Agency with respect to such matter shall not apply. For the purposes of this definition, any confirmation, waiver, request, acknowledgment or approval which is required to be in writing may be in the form of electronic mail. Notwithstanding anything to the contrary set forth in this Indenture, at any time during which the Notes are no longer rated by a Rating Agency, no Downgrade Confirmation shall be required from such Rating Agency under this Indenture.
“No Entity-Level Tax Opinion”: An opinion of Sidley Austin LLP or another nationally recognized tax counsel experienced in such matters that the Issuer will not fail to be treated as a Qualified REIT Subsidiary or other disregarded entity of a REIT for U.S. federal income tax purposes.
“Nomura”: Nomura Securities International, Inc.

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“Non-Acquired Participation”: Any Future Funding Participation or Funded Companion Participation that is not acquired by the Issuer.
“Non-Call Period”: The period from the Closing Date to and including the Business Day immediately preceding the Payment Date in December 2028 during which no Optional Redemption is permitted to occur.
“Non-Controlled Collateral Interest”: A Partitioned Collateral Interest as to which the related controlling Companion Interest is not owned by the Issuer. If a related controlling Companion Interest is acquired in its entirety by the Issuer, the Collateral Interest (together with the related controlling Companion Interest) will become a Controlled Collateral Interest. A Collateral Interest will not be considered a Non-Controlled Collateral Interest, however, (i) solely as a result of the holder of the Partitioned Collateral Interest being required to obtain the consent of the holder of a Companion Interest in order to exercise rights to such effective control over remedies or (ii) solely as a result of the holders of the Partitioned Collateral Interest sharing joint control. As of the Closing Date, the Closing Date Collateral Interests identified on Schedule A as “Non-Controlled” will be Non-Controlled Collateral Interests.
“Non-Permitted Holder”: The meaning specified in Section 2.13(b) hereof.
“Non-Serviced Collateral Interest”: The meaning specified in the Servicing Agreement. “Non-Serviced Indenture”: The indenture relating to any securities issued by the holder of any Companion Interest in connection with the related Non-Serviced Servicing Agreement.
“Non-Serviced Loans”: The Loans that are serviced and administered pursuant to a servicing agreement other than the Servicing Agreement. As of the Closing Date, each of the Closing Date Collateral Interests identified on Schedule A as “Non-Serviced” is a Loan, or an interest in a Loan, that is a Non-Serviced Loan.
“Non-Serviced Servicer”: With respect to any Non-Serviced Loan, the servicer under the related Non-Serviced Servicing Agreement.
“Non-Serviced Servicing Agreement”: With respect to any Non-Serviced Loan, the servicing agreement governing the servicing of such Non-Serviced Loan.
“Non-Serviced Special Servicer”: With respect to any Non-Serviced Loan, the special servicer under the related Non-Serviced Servicing Agreement.
“Nonrecoverable Interest Advance”: Any Interest Advance previously made or proposed to be made pursuant to Section 10.7 hereof that the Advancing Agent, the Backup Advancing Agent or the Trustee, as applicable, has determined in its sole discretion, exercised in good faith, that the amount so advanced or proposed to be advanced plus interest expected to accrue thereon, will not be ultimately recoverable from subsequent payments or collections with respect to the Collateral Interests.

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“Note Administrator”: Computershare Trust Company, National Association, a national banking association, solely in its capacity as note administrator hereunder, unless a successor

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Person shall have become the Note Administrator pursuant to the applicable provisions of this Indenture, and thereafter “Note Administrator” shall mean such successor Person. Computershare Trust Company, National Association, will perform its duties as Note Administrator through its Computershare Corporate Trust division (including, as applicable, any agents or affiliates utilized thereby).
“Note Administrator’s Website”: Initially, www.ctslink.com; provided that such address may change upon notice by the Note Administrator to the parties hereto, the 17g-5 Information Provider and Noteholders.
“Note Interest Rate”: With respect to the Class A Notes, the Class A Rate, with respect to the Class A-S Notes, the Class A-S Rate, with respect to the Class B Notes, the Class B Rate, with respect to the Class C Notes, the Class C Rate, with respect to the Class D Notes, the Class D Rate, with respect to the Class E Notes, the Class E Rate, with respect to the Class F Notes, the Class F Rate and with respect to the Class G Notes, the Class G Rate.
“Note Protection Tests”: The Par Value Test and the Interest Coverage Test.
“Notes”: The Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes and the Income Notes, collectively, authorized by, and authenticated and delivered under, this Indenture.
“Notes Register” and “Notes Registrar”: The respective meanings specified in Section 2.5(a) hereof.
“NRSRO”: Any nationally recognized statistical rating organization, including the Rating Agencies.
“NRSRO Certification”: A certification (a) executed by a NRSRO in favor of the 17g-5 Information Provider substantially in the form attached hereto as Exhibit G or (b) provided electronically and executed by an NRSRO by means of a click-through confirmation on the 17g-5 Website.
“Offered Notes”: The Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes, collectively, authorized by, and authenticated and delivered under, this Indenture.
“Offering Memorandum”: The Offering Memorandum, dated May 29, 2026, relating to the offering of the Offered Notes.
“Office Property”: A real property comprised of office space (including a Mixed-Use Property) as to which the majority of the underwritten revenue is from office space.
“Officer”: With respect to any company, corporation or limited liability company, including the Issuer and the Collateral Manager, any Director, Manager, the Chairman of the Board of Directors, the President, any Senior Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer or General Partner of such entity; and

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with respect to the Trustee or Note Administrator, any Trust Officer; and with respect to the Servicer or the Special Servicer, a “Responsible Officer” (as defined in the Servicing Agreement).
“Officer’s Certificate”: With respect to the Issuer, the Collateral Manager, Servicer and the Special Servicer, any certificate executed by an Authorized Officer thereof.
“Opinion of Counsel”: A written opinion addressed to the Trustee and the Note Administrator and, if required by the terms hereof, the Rating Agencies (each, a “Recipient”) in form and substance reasonably satisfactory to each Recipient, of an outside third party counsel of national recognition, which attorney may, except as otherwise expressly provided in this Indenture, be counsel for the Issuer, and which attorney shall be reasonably satisfactory to the Trustee and the Note Administrator. Whenever an Opinion of Counsel is required hereunder, such Opinion of Counsel may rely on opinions of other counsel who are so admitted and so satisfactory which opinions of other counsel shall accompany such Opinion of Counsel and shall either be addressed to each Recipient or shall state that each Recipient shall each be entitled to rely thereon.
“Optional Redemption”: The meaning specified in Section 9.1(c) hereof. “Outstanding”: With respect to the Notes, as of any date of determination, all of the Notes or any Class of Notes, as the case may be, theretofore authenticated and delivered under this Indenture except:
(i)Notes theretofore canceled by the Notes Registrar or delivered to the Notes Registrar for cancellation;
(ii)Notes or portions thereof for whose payment or redemption funds in the necessary amount have been theretofore irrevocably deposited with the Note Administrator or the Paying Agent in trust for the Holders of such Notes pursuant to Section 4.1(a)(ii); provided that, if such Notes or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture;
(iii)Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, unless proof satisfactory to the Note Administrator is presented that any such Notes are held by a Holder in due course; and
(iv)Notes alleged to have been mutilated, destroyed, lost or stolen for which replacement Notes have been issued as provided in Section 2.6;
provided that in determining whether the Noteholders of the requisite Aggregate Outstanding Amount have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (x) Notes owned by the Issuer or any Affiliate thereof shall be disregarded and deemed not to be Outstanding, (y) Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Notes and

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that the pledgee is not the Issuer, the Collateral Manager or any other obligor upon the Notes or any Affiliate of the Issuer, the Collateral Manager or such other obligor and (z) in relation to (i) the exercise by the Noteholders of their right, in connection with certain Events of Default, to accelerate amounts due under the Notes and (ii) any amendment or other modification of, or assignment or termination of, any of the express rights or obligations of

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the Collateral Manager under the Collateral Management Agreement or this Indenture, Notes owned by the Collateral Manager or any of its Affiliates, or by any accounts managed by them, will be disregarded and deemed not to be Outstanding. The Note Administrator and the Trustee will be entitled to rely on certificates from Noteholders to determine any such affiliations and shall be protected in so relying, except to the extent that a Trust Officer of the Trustee or Note Administrator, as applicable, has actual knowledge of any such affiliation.
“Par Purchase Price”: With respect to a Collateral Interest, the sum of (A) the Outstanding Principal Balance of such Collateral Interest as of date of purchase; plus (B) all accrued and unpaid interest on such Collateral Interest at the related interest rate to but not including date of purchase; plus (C)(1) with respect to any Serviced Collateral Interest, all related unreimbursed Servicing Advances and accrued and unpaid interest on such Servicing Advances at the Advance Rate and (2) with respect to any Non-Serviced Collateral Interest, all related unreimbursed servicing advances and accrued and unpaid interest on such servicing advances at the applicable advance rate set forth in the related Non-Serviced Servicing Agreement with respect to such Collateral Interest; plus (D)(1) with respect to any Serviced Collateral Interest all Special Servicing Fees and either Workout Fees or Liquidation Fees (but not both) allocable to such Collateral Interest and (2) with respect to any Non-Serviced Collateral Interest, all special servicing fees and other related fees payable to the related special servicer pursuant to the related Non-Serviced Servicing Agreement allocable to such Collateral Interest; plus (E) all unreimbursed expenses incurred by the Issuer (and if applicable, the Seller), the Trustee, the Servicer and the Special Servicer in connection with such Collateral Interest.
“Par Value Ratio”: As of any Measurement Date, the number (expressed as a percentage) calculated by dividing (a) the Net Outstanding Portfolio Balance on such Measurement Date by
(b) the sum of the Aggregate Outstanding Amount of the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes and the amount of any unreimbursed Interest Advances.
“Par Value Test”: A test that will be satisfied as of any Measurement Date on which any Offered Notes remain outstanding if the Par Value Ratio on such Measurement Date is equal to or greater than 111.52%.
“Pari Passu Companion Interest”: A Pari Passu Companion Note or Pari Passu Companion Participation, as applicable.
“Pari Passu Companion Note”: With respect to an A Note, any related promissory note that is pari passu with such A Note, is made to the related Obligor pursuant to the same loan agreement and is secured by the same mortgage as such A Note.
“Pari Passu Companion Participation”: With respect to any Participation, any related Companion Participation that is pari passu with such Participation.
“Pari Passu Note”: An A Note with one or more related Pari Passu Companion Notes and no related Junior Companion Notes.

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“Pari Passu Participation”: A Participation with one or more related Pari Passu Companion Participations and no related Junior Companion Participations.

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“Participated Loan”: Any Mortgage Loan, a Combined Loan or an A Note of which a Participation represents an interest.
“Participating Institution”: With respect to any Participation, the entity that holds legal title to the participated asset.
“Participation”: Any Senior Participation or Junior Participation.
“Participation Agreement”: With respect to each Participated Loan, the participation agreement that governs the rights and obligations of the holders of the related Participation, each related Future Funding Participation and/or each related Funded Companion Participation.
“Partition Agreement”: Any Co-Lender Agreement or any Participation Agreement, as the context may require.
“Partitioned Collateral Interest”: A Collateral Interest which is a Participation or an A

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Note.

“Partitioned Loan”: A Participated Loan or a Split Loan, as applicable.
“Partitioned Loan Collection Account”:    The meaning specified in the Servicing
Agreement.
“Paying Agent”: The Note Administrator, in its capacity as Paying Agent hereunder, authorized by the Issuer to pay the principal of or interest on any Notes on behalf of the Issuer as specified in Section 7.2 hereof.
“Payment Account”: The payment account established by the Note Administrator pursuant to Section 10.3 hereof.
“Payment Date”: The 6th Business Day following each Determination Date of each month, commencing in July 2026 and ending on the Stated Maturity Date unless the Notes are redeemed or repaid prior thereto.
“Permitted Subsidiary”: Any one or more single purpose entities that are wholly-owned by the Issuer and are established exclusively for the purpose of taking title to any one or more Sensitive Assets in connection, in each case, with the exercise of remedies or otherwise which, in each case, may be a “taxable REIT subsidiary,” as defined in Section 856(1) of the Code.
“Person”: An individual, corporation (including a business trust), partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated association or government or any agency or political subdivision thereof.
“Placement Agents”: Citigroup, Morgan Stanley, Capital One Securities, Wells Fargo Securities, Barclays, Nomura and BMO Capital Markets.
“Placement Agreement”: The placement agreement relating to the Notes dated as of May 29, 2026 by and among the Issuer, INCREF Investments and the Placement Agents.

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“Pledged Collateral Interest”: On any date of determination, any Collateral Interest that has been Granted to the Trustee and not been released from the lien of this Indenture pursuant to Section 10.10 hereof.
“Principal Balance” or “par”: With respect to any Loan, Collateral Interest, Companion Interest or Eligible Investment, as of any date of determination, the outstanding principal amount of such Loan, Collateral Interest or Companion Interest (in each case, as reduced by all payments or other collections of principal received or deemed received, and any principal forgiven by the Special Servicer and other principal losses realized, on such Collateral Interest during the related collection period) or Eligible Investment; provided that the Principal Balance of any Eligible Investment that does not pay Cash interest on a current basis will be the accreted value thereof.
“Principal Proceeds”: With respect to any Payment Date, (A) the sum (without duplication) of:
(1)all principal payments (including Unscheduled Principal Payments and any casualty or condemnation proceeds and any proceeds from the exercise of remedies (including liquidation proceeds)) received during the related Due Period in respect of (a) Eligible Investments (other than Eligible Investments purchased with Interest Proceeds, Eligible Investments in the Expense Reserve Account and any amount representing the accreted portion of a discount from the face amount of a Collateral Interest or an Eligible Investment) and (b) Collateral Interests as a result of (i) a maturity, scheduled amortization or mandatory prepayment on a Collateral Interest,
(ii) optional prepayments made at the option of the related borrower, (iii) recoveries on Defaulted Collateral Interests and Credit Risk Collateral Interests, or (iv) any other principal payments received with respect to Collateral Interests;
(2)any Initial Principal Proceeds Deposit;
(3)Sale Proceeds during such Due Period received in respect of sales in accordance with the Transaction Documents and excluding (i) accrued interest included in Sale Proceeds,
(ii) any reimbursement of expenses included in such Sale Proceeds and (iii) any portion of such Sale Proceeds that are in excess of the outstanding Principal Balance of the related Collateral Interest or Eligible Investment;
(4)any interest received during such Due Period on such Collateral Interests or Eligible Investments to the extent such interest constitutes proceeds from accrued interest purchased with Principal Proceeds other than accrued interest purchased by the Issuer on or prior to the Closing Date;
(5)all Cash payments of interest received during such Due Period on Defaulted Collateral Interests;
(6)any principal payments received in cash by the Issuer during the related Due Period on any asset held by an Issuer Subsidiary;
any Loss Value Payment received by the Issuer from the Seller;

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(7)Cash and Eligible Investments contributed by the Retention Holder or an Affiliate thereof, so long as the Retention Holder or an Affiliate that is 100% owned by INCREF Sub-REIT and a “disregarded entity” for U.S. federal income tax purposes continues to hold 100% of the Income Notes and 100% of the Membership Interests, pursuant to the terms of this Indenture and designated as “Principal Proceeds” by the Collateral Manager; and
(8)Cash and Eligible Investments transferred from the Unused Proceeds Account or Reinvestment Account to the Payment Account pursuant to Section 10.2;
minus (B) the aggregate amount of (1) any Nonrecoverable Interest Advances that were not previously reimbursed to the Advancing Agent, the Backup Advancing Agent or the Trustee from Interest Proceeds, (2) any amounts paid to the Servicer or Special Servicer pursuant to the terms of the Servicing Agreement out of amounts that would otherwise be Principal Proceeds or (3) the portion of the amounts set forth in clause (1) above that represent Principal Proceeds that were deposited by the Issuer (at the direction of the Collateral Manager) into the Reinvestment Account for the acquisition of Subsequent Collateral Interests prior to the related Payment Date.
“Priority of Payments”: The meaning specified in Section 11.1(a) hereof.
“Privileged Person”: Any of the following: the Placement Agents, the Servicer, the Special Servicer, the Trustee, the Paying Agent, the Note Administrator, the Seller, the Collateral Manager, the Advancing Agent, the Issuer, each EU Reporting Administrator, any Person who provides the Note Administrator with an Investor Certification and any Rating Agency or other NRSRO that delivers an NRSRO certification to the Note Administrator (which Investor Certification and NRSRO certification may be submitted electronically by means of the Note Administrator’s website).
“Proceeding”: Any suit in equity, action at law or other judicial or administrative proceeding.
“Purchase Termination Date”: The date that is 90 days after the Closing Date (unless an earlier date is designated by the Collateral Manager).
“QIB”: A “qualified institutional buyer” as defined in Rule 144A.
“Qualified Purchaser”: A “qualified purchaser” within the meaning of Section 2(a)(51) of the 1940 Act or an entity owned exclusively by one or more such “qualified purchasers.”
“Qualified REIT Subsidiary”: A corporation that, for U.S. federal income tax purposes, is wholly-owned by a real estate investment trust under Section 856(i)(2) of the Code.
“Rated Notes”: The Class A Notes, Class A-S Notes, Class B Notes, Class C Notes, Class D Notes, Class E Notes, Class F Notes and Class G Notes.
“Rating Agencies”: Moody’s and Fitch and any successor thereto, or, with respect to the Collateral generally, if at any time Moody’s or Fitch or any such successor ceases to provide rating services with respect to the Notes or certificates similar to the Notes, any other NRSRO selected by the Issuer and reasonably satisfactory to a Majority of the Notes voting as a single Class.

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“Rating Agency Condition”: A condition that is satisfied if:
(a)the party required to satisfy the Rating Agency Condition (the “Requesting Party”) has made a written request to a Rating Agency for a No Downgrade Confirmation; and
(b)any one of the following has occurred:
(i)a No Downgrade Confirmation has been received; or
(ii)(A) within ten (10) Business Days of such request being sent to such Rating Agency, such Rating Agency has not replied to such request or has responded in a manner that indicates that such Rating Agency is neither reviewing such request nor waiving the requirement for confirmation;
(B)the Requesting Party has confirmed that such Rating Agency has received the confirmation request;
(C)the Requesting Party promptly requests the No Downgrade Confirmation a second time; and
(D)there is no response to either confirmation request within five
(5) Business Days of such second request.
“Rating Agency Test Modification”: The meaning specified in Section 12.4 hereof. “Record Date”: With respect to any Holder and any Payment Date, the close of business on the Business Day immediately preceding such Payment Date.
“Redemption Date”: Any Payment Date specified for a redemption of the Notes pursuant to Section 9.1 hereof.
“Redemption Date Statement”: The meaning specified in Section 10.9(d) hereof. “Redemption Price”: The Redemption Price of each Class of Notes on a Redemption
Date will be calculated as follows:
Class A Notes. The redemption price for the Class A Notes will be calculated on the related Determination Date and will equal the Aggregate Outstanding Amount of the Class A Notes to be redeemed, together with the Class A Interest Distribution Amount (plus any Class A Defaulted Interest Amount) due on the applicable Redemption Date;
Class A-S Notes. The redemption price for the Class A-S Notes will be calculated on the related Determination Date and will equal the Aggregate Outstanding Amount of the Class A-S Notes to be redeemed, together with the Class A-S Interest Distribution Amount (plus any Class A-S Defaulted Interest Amount) due on the applicable Redemption Date.

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Class B Notes. The redemption price for the Class B Notes will be calculated on the related Determination Date and will equal the Aggregate Outstanding Amount of the Class B Notes to be

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redeemed, together with the Class B Interest Distribution Amount (plus any Class B Defaulted Interest Amount) due on the applicable Redemption Date;
Class C Notes. The redemption price for the Class C Notes will be calculated on the related Determination Date and will equal the Aggregate Outstanding Amount of the Class C Notes (including any Class C Deferred Interest) to be redeemed, together with the Class C Interest Distribution Amount (plus any Class C Defaulted Interest Amount) due on the applicable Redemption Date;
Class D Notes. The redemption price for the Class D Notes will be calculated on the related Determination Date and will equal the Aggregate Outstanding Amount of the Class D Notes (including any Class D Deferred Interest) to be redeemed, together with the Class D Interest Distribution Amount (plus any Class D Defaulted Interest Amount) due on the applicable Redemption Date;
Class E Notes. The redemption price for the Class E Notes will be calculated on the related Determination Date and will equal the Aggregate Outstanding Amount of the Class E Notes (including any Class E Deferred Interest) to be redeemed, together with the Class E Interest Distribution Amount (plus any Class E Defaulted Interest Amount) due on the applicable Redemption Date;
Class F Notes. The redemption price for the Class F Notes will be calculated on the related Determination Date and will equal the Aggregate Outstanding Amount of the Class F Notes (including any Class F Deferred Interest) to be redeemed, together with the Class F Interest Distribution Amount (plus any Class F Defaulted Interest Amount) due on the applicable Redemption Date;
Class G Notes. The redemption price for the Class G Notes will be calculated on the related Determination Date and will equal the Aggregate Outstanding Amount of the Class G Notes (including any Class G Deferred Interest) to be redeemed, together with the Class G Interest Distribution Amount (plus any Class G Defaulted Interest Amount) due on the applicable Redemption Date; and
Income Notes. The redemption price for the Income Notes will be calculated on the related Determination Date and will be equal to the sum of all net proceeds from the sale of the Collateral in accordance with Article 12 hereof and Cash, if any, remaining after payment of all amounts and expenses, including payments made in respect of the Notes (other than the Income Notes), described under clauses (1) through (20) of Section 11.1(a)(i) and clauses (1) through (17) of Section 11.1(a)(ii); provided that if there are no such net proceeds or Cash remaining, the redemption price for the Income Notes shall be equal to U.S.$0.
“Reference Time”: With respect to any determination of the Benchmark, (i) if the Benchmark is Term SOFR, 6:00 a.m. (New York time) on the Benchmark Determination Date and

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(ii) if the Benchmark is not Term SOFR, the time determined by the Designated Transaction Representative in accordance with the Benchmark Replacement Conforming Changes on the Benchmark Determination Date.

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“Registered”: With respect to any debt obligation, a debt obligation that is issued after July 18, 1984, and that is in registered form for purposes of the Code.
“Regulation S”: Regulation S under the Securities Act.
“Regulation S Global Note”: The meaning specified in Section 2.2(b)(iii) hereof. “Reimbursement Interest”: Interest accrued on the amount of any Interest Advance made by the Advancing Agent, the Backup Advancing Agent or the Trustee for so long as it is outstanding, at the Reimbursement Rate, which Reimbursement Interest is hereby waived by the Advancing Agent for so long as (i) the Advancing Agent is INCREF Investments or any of its Affiliates and (ii) any of INCREF Investments or any of its Affiliates owns the Income Notes.
“Reimbursement Rate”: A rate per annum equal to the “prime rate” as published in the “Money Rates” section of The Wall Street Journal, as such “prime rate” may change from time to time. If more than one “prime rate” is published in The Wall Street Journal for a day, the average of such “prime rates” will be used, and such average will be rounded up to the nearest one-eighth of one percent (0.125%). If the “prime rate” contained in The Wall Street Journal is not readily ascertainable, the Collateral Manager will select an equivalent publication that publishes such “prime rate,” and if such “prime rates” are no longer generally published or are limited, regulated or administered by a governmental authority or quasigovernmental body, then the Collateral Manager will select, in its reasonable discretion, a comparable interest rate index.
“Reinvestment Account”: The account established by the Note Administrator pursuant to Section 10.2 hereof.
“Reinvestment Collateral Interest”: Any Mortgage Loan or Participation that is acquired during the Reinvestment Period with Principal Proceeds from the Collateral Interests (or any cash
(i) contributed by the Income Noteholders to the Issuer or (ii) transferred from the Unused Proceeds Account to the Reinvestment Account in accordance with the Priority of Payments and Section 12.2 hereof).
“Reinvestment Period”: The period beginning on the Closing Date and ending on and including the first to occur of any of the following events or dates: (i) the Payment Date occurring in December 2028; provided, however, that solely with respect to the acquisition of a proposed Reinvestment Collateral Interest pursuant to a binding commitment entered into on or before, and using Principal Proceeds received on or before, the Payment Date in December 2028, the Reinvestment Period will be deemed to include the 60-day period following the Payment Date in December 2028; (ii) the Payment Date on which all of the Notes are redeemed as described herein under Section 9.1; and (iii) the date on which the Notes are accelerated following the occurrence and continuance of an Event of Default.
“REIT”: A “real estate investment trust” under the Code.

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“Relevant Governmental Body”: The Board of Governors of the Federal Reserve System and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by any of the foregoing or any successor thereto.

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“Remittance Date”: The meaning specified in the Servicing Agreement. “REO Proceeds”: The meaning specified in the Servicing Agreement. “REO Property”: The meaning specified in the Servicing Agreement. “REO Subsidiary”: The meaning specified in the Servicing Agreement. “Repurchase Request”: The meaning specified in Section 7.17 hereof.
“Retail Property”: A real property comprised of retail space (including a Mixed-Use Property) as to which the majority of the underwritten revenue is from retail space.
“Retained Interest”: The meaning specified in the applicable Collateral Interest Purchase Agreement.
“Retained Notes”: 100% of the Class F Notes, the Class G Notes and the Income Notes. “Retention Holder”:    INCREF 2026-FL2 Retention Holder LLC, a wholly-owned
subsidiary of INCREF Sub-REIT.
“Rule 144A”: Rule 144A under the Securities Act.
“Rule 144A Global Note”: The meaning specified in Section 2.2(b)(i) hereof. “Rule 144A Information”: The meaning specified in Section 7.13 hereof. “Rule 17g-5”: The meaning specified in Section 14.13(a) hereof.
“Sale”: The meaning specified in Section 5.17(a) hereof.
“Sale Proceeds”: All proceeds (including accrued interest) received with respect to Collateral Interests, Eligible Investments and REO Properties as a result of sales of such Collateral Interests, Eligible Investments and REO Properties in accordance with this Indenture, sales in connection with the exercise of a purchase option by a mezzanine lender, and sales in connection with a repurchase or substitution for a Material Breach, a Material Document Defect or a Combined Loan Repurchase Event, in each case, net of any reasonable out-of-pocket expenses of the Collateral Manager, the Servicer, the Note Administrator, custodian or the Trustee in connection with any such sale.
“SEC”: The Securities and Exchange Commission.
“Secured Notes”: The Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes and the Class G Notes, collectively, authorized by, and authenticated and delivered under, this Indenture.

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“Secured Parties”: Collectively, the Collateral Manager, the Trustee, the Custodian, the Note Administrator, the Holders of the Secured Notes, each as their interests appear in applicable Transaction Documents.

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“Securities Account”: The meaning specified in Section 8-501(a) of the UCC.
“Securities Account Control Agreement (Future Funding Reserve Account)”: That certain Securities Account Control Agreement, dated as of the date hereof, by and among the Seller, as pledgor, the Trustee, as trustee, and the Securities Intermediary, as securities intermediary, relating to the Future Funding Reserve Account, as amended, restated, supplemented or otherwise modified from time to time.
“Securities Account Control Agreement (Indenture Accounts)”: The meaning specified in Section 3.3(b) hereof.
“Securities Account Control Agreements”: The Securities Account Control Agreement (Indenture Accounts) and the Securities Account Control Agreement (Future Funding Reserve Account), individually or collectively as the context may require.
“Securities Act”: The Securities Act of 1933, as amended.
“Securities Intermediary”: The meaning specified in Section 3.3(b) hereof. “Securitization Sponsor”: INCREF Investments.
“Security Entitlement”: The meaning specified in Section 8-102(a)(17) of the UCC. “Segregated Liquidity”: The meaning specified in the Servicing Agreement.
“Self-Storage Property”: A real property comprised (wholly or partially) of self-storage space (including a Mixed-Use Property) as to which the majority of the underwritten revenue is from self-storage space.
“Seller”: INCREF CLO Seller LLC, a Delaware limited liability company, and its successors in interest, solely in its capacity as Seller.
“Senior AB Pari Passu Participation”: A participation interest (or an A Note) in a Mortgage Loan pursuant to a participation agreement (or intercreditor agreement) in which the interest acquired by the Issuer is senior to one or more Junior Participations but is pari passu with one or more other senior pari passu participation interests (or promissory notes) that are each Non-Acquired Participations and which (together with the interest acquired by the Issuer) are each the senior-most interest in such Mortgage Loan.
“Senior AB Participation”: A participation interest (or an A Note) in a Mortgage Loan pursuant to a participation agreement (or intercreditor agreement) in which the interest acquired by the Issuer is senior to one or more Junior Participations.
“Senior Note”: Any A Note with one or more related Junior Companion Notes and no related Pari Passu Companion Notes.
“Senior Pari Passu Note”: Any A Note with one or more related Junior Companion Notes and one or more related Pari Passu Companion Notes.

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“Senior Pari Passu Participation”: A participation interest (or an A Note) in a Mortgage Loan pursuant to a participation agreement (or intercreditor agreement) in which the interest acquired by the Issuer is pari passu with one or more other senior pari passu participation interests (or promissory notes) that are each Non-Acquired Participations and which (together with the interest acquired by the Issuer) are each the senior-most interest in such Mortgage Loan.
“Senior Participation”: A Senior AB Participation, a Senior AB Pari Passu Participation or a Senior Pari Passu Participation.
“Sensitive Asset”: (i) A Collateral Interest, or a portion thereof, or (ii) a real property or other interest (including, without limitation, an interest in real property) resulting from the conversion, exchange, other modification or exercise of remedies with respect to a Collateral Interest or portion thereof, in either case, as to which the Collateral Manager has determined, based on the advice of nationally recognized counsel (independent of the Collateral Manager) that could give rise to a material liability of the Issuer (including liability for taxes) if held directly by the Issuer.
“Serviced Loans”: The meaning specified in the Servicing Agreement. As of the Closing Date, each of the Closing Date Collateral Interests identified on Schedule A as “Serviced” is a Loan, or an interest in a Loan, that is a Serviced Loan.
“Servicer”: KeyBank National Association, a national banking association, solely in its capacity as servicer under the Servicing Agreement, together with its permitted successors and assigns or any successor Person that shall have become the servicer pursuant to the appropriate provisions of the Servicing Agreement.
“Servicing Accounts”: The meaning specified in the Servicing Agreement. “Servicing Advances”: The meaning specified in the Servicing Agreement.
“Servicing Agreement”: The Servicing Agreement, dated as of the Closing Date, by and among the Issuer, the Trustee, the Collateral Manager, the Note Administrator, the Servicer, the Special Servicer and the Advancing Agent, as amended, supplemented or otherwise modified from time to time in accordance with its terms.
“Servicing File”: The meaning specified in the Servicing Agreement.
“Servicing Shift Collateral Interest”: The meaning specified in the Servicing Agreement.
“Servicing Shift Date”: The meaning specified in the Servicing Agreement. “Servicing Shift Lead Interest”: The meaning specified in the Servicing Agreement.
“Servicing Shift Loan”: The meaning specified in the Servicing Agreement. As of the Closing Date, each of the Closing Date Collateral Interests identified on Schedule A as “Servicing Shift” is a Participation in a Loan that is a Servicing Shift Loan.

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“Servicing Shift Servicing Agreement”: The meaning specified in the Servicing Agreement.
“Servicing Standard”: The meaning specified in the Servicing Agreement. “Signature Law”: The meaning specified in Section 14.11 hereof.
“SOFR”: With respect to any calendar day, the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator), on the Federal Reserve Bank of New York’s website.
“SOFR Business Day”: Any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.
“Special Servicer”: Bellwether Asset Services, LLC, a California limited liability company, solely in its capacity as special servicer under the Servicing Agreement, together with its permitted successors and assigns or any successor Person that shall have become the special servicer pursuant to the appropriate provisions of the Servicing Agreement.
“Special Servicing Fee”: The meaning specified in the Servicing Agreement. “Specially Serviced Loan”: The meaning specified in the Servicing Agreement. “Specified Person”: The meaning specified in Section 2.6 hereof.
“Split Loan”: Any Mortgage Loan in which an A Note represents an interest. “Stated Maturity Date”: The Payment Date in December 2043.
“Student Housing Property”: A Multi-family Property as to which the majority of the underwritten revenue is from student housing. A Student Housing Property is a sub-type of Multi-family Property.
“Subsequent Collateral Interest”: Any Collateral Interest acquired by the Issuer after the Closing Date (other than any Delayed Collateral Interest acquired on or prior to the Purchase Termination Date and which satisfies the Delayed Acquisition Conditions), including any Reinvestment Collateral Interest, Exchange Collateral Interest, Substitute Collateral Interest and Contribution Collateral Interest.
“Subsequent Transfer Instrument”: The meaning specified in Section 12.6(d) hereof. “Substitute Collateral Interest”: The meaning specified in Section 12.1(l) hereof. “Successful Auction”: Either (i) an auction that is conducted in accordance with the provisions specified in this Indenture and the Servicing Agreement, which includes the requirement that the aggregate cash purchase price for all the Collateral Interests, together with the

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balance of all Eligible Investments and cash in the Payment Account, will be at least equal to the Total Redemption Price or (ii) the purchase of all of the Collateral Interests by the Majority Income Noteholder for a price that, together with the balance of all Eligible Investments and cash in the Payment Account, is at least equal to the Total Redemption Price.
“Supermajority”: With respect to any Class of Notes, the Holders of at least 66⅔% of the Aggregate Outstanding Amount of the Notes of such Class.
“Target Collateral Interest Balance”: U.S.$1,238,910,911.
“Tax Event”: (i) Any borrower is, or on the next scheduled payment date under any Collateral Interest, will be, required to deduct or withhold from any payment under any Collateral Interest to the Issuer for or on account of any tax for whatever reason and such borrower is not required to pay to the Issuer such additional amount as is necessary to ensure that the net amount actually received by the Issuer (free and clear of taxes, whether assessed against such borrower or the Issuer) will equal the full amount that the Issuer would have received had no such deduction or withholding been required, (ii) any jurisdiction imposes net income, profits, or similar tax on the Issuer or (iii) the Issuer fails to maintain its status as a Qualified REIT Subsidiary or other disregarded entity of a REIT for U.S. federal income tax purposes.
“Tax Materiality Condition”: The condition that will be satisfied if either (i) as a result of the occurrence of a Tax Event, a tax or taxes are imposed on the Issuer or withheld from payments to the Issuer and with respect to which the Issuer receives less than the full amount that the Issuer would have received had no such deduction occurred and such amount exceeds, in the aggregate, $1,000,000 during any twelve (12)-month period or (ii) the Issuer fails to maintain its status as a Qualified REIT Subsidiary or other disregarded entity of a REIT for U.S. federal income tax purposes.
“Tax Redemption”: The meaning specified in Section 9.1(b) hereof.
“Temporary Regulation S Global Note”: The meaning specified in Section 2.2(b)(iii)
hereof.
“Term SOFR”: The forward-looking term rate for the applicable Corresponding Tenor based on SOFR that has been selected or recommended by the Relevant Governmental Body.
“Term SOFR Administrator”: CME Group Benchmark Administration Limited or a successor administrator of the rate currently identified as “1 Month CME Term SOFR,” as applicable.
“Term SOFR Source”: CME Market Data Platform (or any alternative source designated by the Term SOFR Administrator, from time to time) for the rate currently identified as “1 Month CME Term SOFR.”
“Total Redemption Price”: The amount equal to funds sufficient to pay all amounts and expenses described under clauses (1) through (4) of Section 11.1(a)(i) (without regard to any cap contained

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therein) and to redeem all Notes at their applicable Redemption Prices and to pay all administrative expenses of the Issuer (without regard to any cap).

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“Transaction Documents”: This Indenture, the Collateral Management Agreement, the Placement Agreement, the Collateral Interest Purchase Agreement, the EU/UK Risk Retention Letter, the Participation Agreements, the Securities Account Control Agreements, the Future Funding Agreement and the Servicing Agreement.
“Transfer Agent”: The Person or Persons, which may be the Issuer, authorized by the Issuer to exchange or register the transfer of Notes in its capacity as Transfer Agent.
“Treasury Regulations”: Temporary or final regulations promulgated under the Code by the United States Treasury Department.
“Trust Officer”: When used with respect to (i) the Trustee, any officer of the Corporate Trust Office of the Trustee with direct responsibility for the administration of this Indenture and also, with respect to a particular matter, any other officer to whom such matter is referred because such officer’s knowledge of and familiarity with the particular subject and (ii) the Note Administrator, any officer of the Computershare Corporate Trust group of the Note Administrator with direct responsibility for the administration of this Indenture and also, with respect to a particular matter, any other officer to whom a particular matter is referred because of such officer’s knowledge of and familiarity with the particular subject.
“Trustee”: Wilmington Trust, National Association, solely in its capacity as trustee hereunder, unless a successor Person shall have become the Trustee pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean such successor Person.
“Two Quarter Future Advance Estimate”: The meaning specified in the Servicing Agreement.
“UCC”: The applicable Uniform Commercial Code.
“UK Securitization Rules”: The meaning specified in the EU/UK Risk Retention Letter. “Unadjusted Benchmark Replacement”: With respect to the Benchmark Replacement, excluding the applicable Benchmark Replacement Adjustment.
“United States” and “U.S.”: The United States of America, including any state and any territory or possession administered thereby.
“Unscheduled Principal Payments”: Any proceeds received by the Issuer from an unscheduled prepayment or redemption (in whole but not in part) by the obligor of a Collateral Interest prior to the stated maturity date of such Collateral Interest.
“Unused Proceeds Account”: The trust account established pursuant to Section 10.4(a)
hereof.
“Updated Appraisal”: The meaning specified in the Servicing Agreement.

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“U.S. Credit Risk Retention Rules”: Regulation RR (17 C.F.R. Part 246), as such rule may be amended from time to time, and subject to such clarification and interpretation as have

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been provided by the Department of Treasury, the Federal Reserve System, the Federal Deposit Insurance Corporation, the Federal Housing Finance Agency, the Securities and Exchange Commission and the Department of Housing and Urban Development in the adopting release (79 F.R. 77601 et seq.) or by the staff of any such agency, or as may be provided by any such agency or its staff from time to time, in each case, as effective from time to time.
“U.S. Person”: The meaning specified in Regulation S.
“U/W Stabilized NCF Debt Yield”: With respect to any Collateral Interest, as of any date of determination, the ratio, expressed as a percentage, as calculated by the Collateral Manager in accordance with the Collateral Management Standard, of (a) the “stabilized” annual net cash flow generated from the related Mortgaged Property before interest, depreciation and amortization, based on the stabilized underwriting, which may include the completion of certain proposed capital expenditures and the realization of stabilized occupancy and/or rents to (b) the Principal Balance of the related Loan (including the principal balance of the Partitioned Collateral Interest and any related Companion Interests, as applicable (assuming that all future advance amounts are fully funded) also secured by the Mortgaged Property that is senior or pari passu in right to the Partitioned Collateral Interest, but excluding the principal balance of any mezzanine loan(s) or Companion Interest(s) also secured (directly or indirectly) by the related Mortgaged Property that is subordinate in right to the Partitioned Collateral Interest). In determining the U/W Stabilized NCF Debt Yield for any Collateral Interest that is cross-collateralized with one or more other Collateral Interests, the U/W Stabilized NCF Debt Yield will be calculated with respect to the cross-collateralized group in the aggregate.
“Weighted Average Life”: As of any Measurement Date with respect to the Collateral Interests (other than Defaulted Collateral Interests), the number obtained by (i) summing the products obtained by multiplying (a) the Average Life at such time of each Collateral Interest (other than Defaulted Collateral Interests) by (b) the outstanding Principal Balance of such Collateral Interest and (ii) dividing such sum by the aggregate Principal Balance at such time of all Collateral Interests (other than Defaulted Collateral Interests), where “Average Life” means, on any Measurement Date with respect to any Collateral Interest (other than a Defaulted Collateral Interest), the quotient obtained by the Collateral Manager by dividing (i) the sum of the products of (a) the number of years (rounded to the nearest one tenth thereof) from such Measurement Date to the respective dates of each successive expected distribution of principal of such Collateral Interest and (b) the respective amounts of such expected distributions of principal by (ii) the sum of all successive expected distributions of principal on such Collateral Interest.
“Weighted Average Spread”: As of any date of determination, the number obtained (rounded up to the next 0.001%), by (i) summing the products obtained by multiplying (a) with respect to any Collateral Interest (other than a Defaulted Collateral Interests), the greater of (x) the current stated spread above the Benchmark (net of any servicing fees and expenses) at which interest accrues on each such Collateral Interest and (y) if such Collateral Interest provides for a minimum interest rate payable thereunder, the excess, if any, of the minimum interest rate applicable to such Collateral Interest (net of any servicing fees and expenses) over the Benchmark by (b) the Principal Balance of such Collateral Interest as of such date, and (ii) dividing such sum by the aggregate Principal Balance of all Collateral Interests (excluding all Defaulted Collateral Interests).

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“Wells Fargo Securities”: Wells Fargo Securities, LLC
Section 1.2 Interest Calculation Convention. All calculations of interest hereunder that are made with respect to the Notes shall be made on the basis of the actual number of days during the related Interest Accrual Period divided by 360.
Section 1.3 Rounding Convention. Unless otherwise specified herein, test calculations that are evaluated as a percentage will be rounded to the nearest ten thousandth of a percentage point and test calculations that are evaluated as a number or decimal will be rounded to the nearest one hundredth of a percentage point.
Section 1.4 Interpretation. This Section 1.4 applies if the Calculation Agent, the Trustee or the Note Administrator (a “Relevant Agent”) believes that (i) any ambiguity or uncertainty exists in the interpretation of any definition or other term in this Indenture relating to a calculation of interest on any Notes, (ii) there is any inconsistency between any such terms, or
(iii) more than one methodology can be used in any such calculation. Such belief may be, but need not be, based on any perceived changes in market or industry practices relating to any such calculation.
In any such event, the Relevant Agent shall have the right to request direction in writing from the Collateral Manager (on behalf of the Issuer) as to (i) the resolution of such ambiguity or uncertainty, (ii) the resolution of such inconsistency or (iii) the methodology that should be used. Any such request may be with respect to a particular instance of a calculation or on a standing basis with respect to more than one instance in the present and the future. If there is more than one Relevant Agent, they may make joint requests.
If the Collateral Manager determines that it is able and willing to give such direction, it shall give such direction promptly to each Relevant Agent. Any such direction may be based in whole or in part on legal, financial or other professional advice provided to the Collateral Manager, on behalf of the Issuer, that it believes in good faith to be relevant and reasonable.
Each Relevant Agent shall be entitled to conclusively rely on, and shall be protected and held harmless in acting on, such direction. The preceding sentence shall be in addition to any other protection provided by this Indenture or any other Transaction Document, including, as applicable to the identity of the Relevant Agent, Article 6 (as to the Trustee or the Note Administrator) or Section 7.14 (as to the Calculation Agent). Any action taken in reliance on such direction shall be binding on all Holders.
No Supplemental Indenture shall be required for the implementation of any such direction, and no notice to Holders shall be required in connection with any such request or direction.
ARTICLE 2 THE NOTES

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Section 2.1    Forms Generally. The Notes and the Authenticating Agent’s certificate of authentication thereon (the “Certificate of Authentication”) shall be in substantially the forms required by this Article 2, with such appropriate insertions, omissions, substitutions and other

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variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be consistent herewith, determined by the Authorized Officers of the Issuer, executing such Notes as evidenced by their execution of such Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.
Section 2.2    Forms of Notes and Certificate of Authentication.
(a)Form. The form of each Class of the Notes, including the Certificate of Authentication, shall be substantially as set forth in Exhibits A-1, A-2, A-3, B-1, B-2 and B-3 hereto.
(b)Global Notes and Definitive Notes.
(i)The Notes (other than the Income Notes) initially offered and sold in the United States to (or to U.S. Persons who are) QIBs may be represented by one or more permanent global notes in definitive, fully registered form without interest coupons with the applicable legend set forth in Exhibits A-1, A-2 and A-3 hereto added to the form of such Notes (each, a “Rule 144A Global Note”), which shall be registered in the name of Cede & Co., as the nominee of the Depository and deposited with the Note Administrator, as custodian for the Depository, duly executed by the Issuer and authenticated by the Authenticating Agent as hereinafter provided. The aggregate principal amount of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Note Administrator or the Depository or its nominee, as the case may be, as hereinafter provided.
(ii)The Notes initially offered and sold in the United States to (or to U.S. Persons who are) IAIs shall be, and the Notes offered and sold in the United States to (or to U.S. Persons who are) QIBs may be, issued in definitive form, registered in the name of the legal or beneficial owner thereof attached without interest coupons with the applicable legend set forth in Exhibits B-1, B-2 and B-3 hereto added to the form of such Notes (each, a “Definitive Note”), which shall be duly executed by the Issuer and authenticated by the Authenticating Agent as hereinafter provided. The aggregate principal amount of the Definitive Notes may from time to time be increased or decreased by adjustments made on the records of the Note Administrator or the Depository or its nominee, as the case may be, as hereinafter provided.
The Notes initially sold in offshore transactions in reliance on Regulation S shall be represented by one or more temporary global notes in definitive, fully registered form without interest coupons with the applicable legend set forth in Exhibits A-1 and A-2 hereto added to the form of such Notes (each, a “Temporary Regulation S Global Note”), which shall be deposited on behalf of the subscribers for such Notes represented thereby with the Note Administrator as custodian for the Depository and registered in the name of a nominee of the Depository for the respective accounts of Euroclear and Clearstream or their respective depositories, duly executed by the Issuer and authenticated by the Authenticating Agent as hereinafter provided.

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(1)Prior to the expiration of the Restricted Period, beneficial interests in each Temporary Regulation S Global Note may be held only through Euroclear or Clearstream.
(2)During the Restricted Period, distributions due in respect of a beneficial interest in a Temporary Regulation S Global Note shall only be made upon delivery to the Notes Registrar by Euroclear or Clearstream, as applicable, of a Non-U.S. Beneficial Ownership Certification.
(3)After the expiration of the Restricted Period, a beneficial interest in a Temporary Regulation S Global Note may be exchanged for an interest in the related permanent global note of the same Class (each, a “Regulation S Global Note”) in the applicable form set forth on Exhibits A-1 and A-2 hereto in accordance with the procedures set forth in Section 2.5(e)(v).
(4)After the expiration of the Restricted Period, distributions due in respect of any beneficial interests in a Temporary Regulation S Global Note shall not be made to the holders of such beneficial interests unless an exchange for a beneficial interest in the Regulation S Global Note of the same Class is improperly withheld or refused.
The aggregate principal amount of the Regulation S Global Notes and Temporary Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Note Administrator or the Depository or its nominee, as the case may be, as hereinafter provided.
(c)Book-Entry Provisions. This Section 2.2(c) shall apply only to Global Notes deposited with or on behalf of the Depository.
The Issuer shall execute and the Authenticating Agent shall, in accordance with this Section 2.2(c), authenticate and deliver initially one or more Global Notes that shall be
(i) registered in the name of the nominee of the Depository for such Global Note or Global Notes and (ii) delivered by the Note Administrator to such Depository or pursuant to such Depository’s instructions or held by the Note Administrator’s agent as custodian for the Depository.
Agent Members shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Note Administrator, as custodian for the Depository or under the Global Note, and the Depository may be treated by the Issuer, the Trustee, the Note Administrator, the Servicer and the Special Servicer and any of their respective agents as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee, the Note Administrator, the Servicer and the Special Servicer or any of their respective agents, from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Global Note.

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(d)Delivery of Definitive Notes in Lieu of Global Notes. Except as provided in Section 2.10 hereof, owners of beneficial interests in a Class of Global Notes shall not be entitled to receive physical delivery of a Definitive Note.
Section 2.3    Authorized Amount; Stated Maturity Date; and Denominations.
(a)The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is limited to U.S.$1,238,910,910, except for (i) Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 2.5, Section 2.6 or Section 8.5 hereof and (ii) any Deferred Interest.
Such Notes shall be divided into nine (9) Classes having designations and original principal amounts as follows:

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Designation

Original Principal
Amount
Class A Senior Secured Floating Rate Notes Due 2043 ...............................     U.S.$743,346,000 Class A-S Second Priority Secured Floating Rate Notes Due 2043 .............    U.S.$119,245,000 Class B Third Priority Secured Floating Rate Notes Due 2043 ...................         U.S.$91,370,000 Class C Fourth Priority Secured Floating Rate Notes Due 2043..................         U.S.$71,237,000 Class D Fifth Priority Secured Floating Rate Notes Due 2043 ....................         U.S.$41,814,000 Class E Sixth Priority Secured Floating Rate Notes Due 2043 ....................         U.S.$21,680,000 Class F Seventh Priority Secured Floating Rate Notes Due 2043 ................         U.S.$38,716,000 Class G Eighth Priority Secured Floating Rate Notes Due 2043 .................         U.S.$26,327,000 Income Notes Due 2043 ...............................................................................        U.S.$85,175,910

(b)The Notes shall be issuable in minimum denominations of U.S.$100,000 and integral multiples of U.S.$1 in excess thereof (plus any residual amount).
Section 2.4 Execution, Authentication, Delivery and Dating. The Notes shall be executed on behalf of the Issuer by an Authorized Officer of the Issuer. The signature of such Authorized Officers on the Notes may be manual or facsimile.
Notes bearing the manual or facsimile signatures of individuals who were at any time the Authorized Officers of the Issuer shall bind the Issuer, notwithstanding the fact that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of issuance of such Notes.
At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer to the Authenticating Agent for authentication and the Authenticating Agent, upon Issuer Order, shall authenticate and deliver such Notes as provided in this Indenture and not otherwise.
Each Note authenticated and delivered by the Authenticating Agent upon Issuer Order on the Closing Date shall be dated as of the Closing Date. All other Notes that are authenticated after the Closing Date for any other purpose under this Indenture shall be dated the date of their authentication.

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Notes issued upon transfer, exchange or replacement of other Notes shall be issued in authorized denominations reflecting the original aggregate principal amount of the Notes so transferred, exchanged or replaced, but shall represent only the current outstanding principal amount of the Notes so transferred, exchanged or replaced. In the event that any Note is divided into more than one Note in accordance with this Article 2, the original principal amount of such Note shall be proportionately divided among the Notes delivered in exchange therefor and shall be deemed to be the original aggregate principal amount of such subsequently issued Notes.
No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a Certificate of Authentication, substantially in the form provided for herein, executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.
Section 2.5    Registration, Registration of Transfer and Exchange.
(a)The Issuer shall cause to be kept a register (the “Notes Register”) in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers and exchanges of Notes. The Note Administrator is hereby initially appointed “Notes Registrar” for the purpose of maintaining the Notes Registrar and registering Notes and transfers and exchanges of such Notes with respect to the Notes Register kept in the United States as herein provided. Upon any resignation or removal of the Notes Registrar, the Issuer shall promptly appoint a successor or, in the absence of such appointment, assume the duties of Notes Registrar.
If a Person other than the Note Administrator is appointed by the Issuer as Notes Registrar, the Issuer shall give the Note Administrator prompt written notice of the appointment of a successor Notes Registrar and of the location, and any change in the location, of the Notes Register, and the Note Administrator shall have the right to inspect the Notes Register at all reasonable times and to obtain copies thereof and the Note Administrator shall have the right to rely upon a certificate executed on behalf of the Notes Registrar by an Authorized Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and numbers of such Notes. In addition, the Notes Registrar shall be required, within one (1) Business Day of each Record Date, to provide the Note Administrator with a copy of the Notes Registrar in the format required by, and with all accompanying information regarding the Noteholders as may reasonably be required by the Note Administrator.
Subject to this Section 2.5, upon surrender for registration of transfer of any Notes at the office or agency of the Issuer to be maintained as provided in Section 7.2, the Issuer shall execute, and the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denomination and of a like aggregate principal amount.
At the option of the Holder, Notes may be exchanged for Notes of like terms, in any authorized denominations and of like aggregate principal amount, upon surrender of the Notes to be exchanged at the office or agency of the Issuer to be maintained as provided in Section 7.2.

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Whenever any Note is surrendered for exchange, the Issuer shall execute, and the Authenticating Agent shall authenticate and deliver, the Notes that the Holder making the exchange is entitled to receive.
All Notes issued and authenticated upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.
Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Notes Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.
No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
Neither the Notes Registrar nor the Issuer shall be required (i) to issue, register the transfer of or exchange any Note during a period beginning at the opening of business 15 days before any selection of Notes to be redeemed and ending at the close of business on the day of the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Note so selected for redemption.
(b)No Note may be sold or transferred (including, without limitation, by pledge or hypothecation) unless such sale or transfer is exempt from the registration requirements of the Securities Act and is exempt from the registration requirements under applicable securities laws of any state or other jurisdiction.
(c)No Note may be offered, sold, resold or delivered, within the United States or to, or for the benefit of, U.S. Persons except in accordance with Section 2.5(e) below and in accordance with Rule 144A to QIBs or, solely with respect to Definitive Notes, IAIs or QIBs, in each case, who are also Qualified Purchasers purchasing for their own account or for the accounts of one or more QIBs or IAIs who are also Qualified Purchasers for which the purchaser is acting as fiduciary or agent. The Notes may be offered, sold, resold or delivered, as the case may be, in offshore transactions to institutions that are both non-U.S. Persons in reliance on Regulation S and Qualified Purchasers. None of the Issuer, the Note Administrator, the Trustee or any other Person may register the Notes under the Securities Act or the securities laws of any state or other jurisdiction.
(d)Upon final payment due on the Stated Maturity Date of a Note, the Holder thereof shall present and surrender such Note at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent (outside the United States if then required by applicable law in the case of a Note in definitive form issued in exchange for a beneficial interest in a Regulation S Global Note pursuant to Section 2.10).

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Transfers of Global Notes. Notwithstanding any provision to the contrary herein, so long as a Global Note remains outstanding and is held by or on behalf of the Depository,

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transfers of a Global Note, in whole or in part, shall be made only in accordance with Section 2.2(c) and this Section 2.5(e).
(i)Except as otherwise set forth below, transfers of a Global Note shall be limited to transfers of such Global Note in whole, but not in part, to nominees of the Depository or to a successor of the Depository or such successor’s nominee. Transfers of a Global Note to a Definitive Note may only be made in accordance with Section 2.10.
(ii)Rule 144A Global Note to Temporary Regulation S Global Note. If a holder of a beneficial interest in a Rule 144A Global Note that is a Secured Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the corresponding Temporary Regulation S Global Note, or to transfer its interest in such Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of an interest in the corresponding Temporary Regulation S Global Note, such holder, provided such holder or, in the case of a transfer, the transferee is (A) not a U.S. Person and is acquiring such interest in an offshore transaction and (B) with respect to the Secured Notes that are Retained Notes, is a QIB or an IAI, may, subject to the immediately succeeding sentence and the rules and procedures of DTC, exchange or transfer, or cause the exchange or transfer of, such interest for an equivalent beneficial interest in the corresponding Temporary Regulation S Global Note. Upon receipt by the Note Administrator or the Notes Registrar of:
(1)instructions given in accordance with DTC’s procedures from an Agent Member directing the Note Administrator or the Notes Registrar to credit or cause to be credited a beneficial interest in the corresponding Temporary Regulation S Global Note, but not less than the minimum denomination applicable to such holder’s Notes, in an amount equal to the beneficial interest in the Rule 144A Global Note to be exchanged or transferred;
(2)a written order given in accordance with DTC’s procedures containing information regarding the Euroclear or Clearstream account to be credited with such increase; and
(3)a duly completed certificate in the form of Exhibit C-3
hereto,
then the Note Administrator or the Notes Registrar shall approve the instructions at DTC to reduce the principal amount of the Rule 144A Global Note and to increase the principal amount of the Temporary Regulation S Global Note by the aggregate principal amount of the beneficial interest in the Rule 144A Global Note to be exchanged or transferred, and to credit or cause to be credited to the securities account of the Person specified in such instructions (which shall be the agent member of Euroclear or Clearstream, or both) a beneficial interest in the

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corresponding Temporary Regulation S Global Note equal to the reduction in the principal amount of the Rule 144A Global Note.
(iii)Rule 144A Global Note to Regulation S Global Note. If a holder of a beneficial interest in a Rule 144A Global Note that is a Secured Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the corresponding Regulation S Global Note, or to transfer its interest in such Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of an interest in the corresponding Regulation S Global Note, such holder, provided such holder or, in the case of a transfer, the transferee is (A) not a U.S. Person and is acquiring such interest in an offshore transaction in reliance on Regulation S and
(B) with respect to the Secured Notes that are Retained Notes, is a QIB or an IAI, may, subject to the immediately succeeding sentence and the rules and procedures of DTC, exchange or transfer, or cause the exchange or transfer of, such interest for an equivalent beneficial interest in the corresponding Regulation S Global Note. Upon receipt by the Note Administrator or the Notes Registrar of:
(1)instructions given in accordance with DTC’s procedures from an Agent Member directing the Note Administrator or the Notes Registrar to credit or cause to be credited a beneficial interest in the corresponding Regulation S Global Note, but not less than the minimum denomination applicable to such holder’s Notes, in an amount equal to the beneficial interest in the Rule 144A Global Note to be exchanged or transferred;
(2)a written order given in accordance with DTC’s procedures containing information regarding the participant account of DTC to be credited with such increase; and
(3)a duly completed certificate in the form of Exhibit C-3
hereto,
then the Note Administrator or the Notes Registrar shall approve the instructions at DTC to reduce the principal amount of the Rule 144A Global Note and to increase the principal amount of the Temporary Regulation S Global Note by the aggregate principal amount of the beneficial interest in the Rule 144A Global Note to be exchanged or transferred, and to credit or cause to be credited to the securities account of the Person specified in such instructions a beneficial interest in the corresponding Temporary Regulation S Global Note equal to the reduction in the principal amount of the Rule 144A Global Note.
Rule 144A Global Note to Definitive Note. If, in accordance with Section 2.10, a holder of a beneficial interest in a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for a Definitive Note or to transfer its interest in such Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a

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Definitive Note in accordance with Section 2.10, such holder may, subject to the immediately succeeding sentence and

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the rules and procedures of DTC, exchange or transfer, or cause the exchange or transfer of, such interest for a Definitive Note. Upon receipt by the Note Administrator or the Notes Registrar of (A) a duly completed certificate substantially in the form of Exhibit C-3 and (B) appropriate instructions from DTC, if required, the Note Administrator or the Notes Registrar shall approve the instructions at DTC to reduce, or cause to be reduced, the Rule 144A Global Note by the aggregate principal amount of the beneficial interest in the Rule 144A Global Note to be transferred or exchanged, record the transfer in the Notes Register in accordance with Section 2.5(a) and upon execution by the Issuer, the Authenticating Agent shall authenticate and deliver one or more Definitive Notes, registered in the names specified in the instructions described in clause (B) above, in principal amounts designated by the transferee (the aggregate of such principal amounts being equal to the aggregate principal amount of the interest in the Rule 144A Global Note transferred by the transferor).
(iv)Temporary Regulation S Global Note to Regulation S Global Note. Interests in a Temporary Regulation S Global Note as to which the Notes Registrar has received from Euroclear or Clearstream, as the case may be, a certificate (a “Non-U.S. Beneficial Ownership Certification”) to the effect that Euroclear or Clearstream, as applicable, has received a certificate substantially in the form of Exhibit C-7 hereto from the holder of a beneficial interest in such Temporary Regulation S Global Note, shall be exchanged after the Restricted Period, for interests in the Regulation S Global Note of the same Class. The Notes Registrar shall effect such exchange by delivering to DTC for credit to the respective accounts of such holders, a duly executed and authenticated Regulation S Global Note, representing the aggregate note balance of interests in the Temporary Regulation S Global Note initially exchanged for interests in the Regulation S Global Note. Upon any exchange of interests in the Temporary Regulation S Global Note for interests in the Regulation S Global Note, the Notes Registrar shall endorse the Temporary Regulation S Global Note to reflect the reduction in the note balance represented thereby by the amount so exchanged and shall endorse the Regulation S Global Note to reflect the corresponding increase in the amount represented thereby. Until so exchanged in full and except as provided therein, the Temporary Regulation S Global Note, and the Notes evidenced thereby, shall in all respects be entitled to the same benefits under this Indenture as the Regulation S Global Notes and Rule 144A Global Notes authenticated and delivered hereunder.
Temporary Regulation S Global Note to Rule 144A Global Note. If a holder of a beneficial interest in a Temporary Regulation S Global Note wishes at any time to exchange its interest in such Temporary Regulation S Global Note for an interest in the corresponding Rule 144A Global Note or to transfer its interest in such Temporary Regulation S Global Note to a Person who wishes to take delivery thereof in the form of an interest in the corresponding Rule 144A Global Note, such holder may, subject to the immediately succeeding sentence and the

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rules and procedures of Euroclear, Clearstream and/or DTC, as the case may be, exchange or transfer, or cause the exchange or transfer of, such interest for an

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equivalent beneficial interest in the corresponding Rule 144A Global Note. Upon receipt by the Note Administrator or the Notes Registrar of (1) instructions from Euroclear, Clearstream and/or DTC, as the case may be, directing the Notes Registrar to cause to be credited a beneficial interest in the corresponding Rule 144A Global Note in an amount equal to the beneficial interest in such Temporary Regulation S Global Note, but not less than the minimum denomination applicable to such holder’s Notes to be exchanged or transferred, such instructions to contain information regarding the participant account with DTC to be credited with such increase and (2) a duly completed certificate in the form of Exhibit C-5 attached hereto, then the Notes Registrar shall approve the instructions at DTC to reduce, or cause to be reduced, the Temporary Regulation S Global Note by the aggregate principal amount of the beneficial interest in the Temporary Regulation S Global Note to be transferred or exchanged and the Notes Registrar shall instruct DTC, concurrently with such reduction, to credit or cause to be credited to the securities account of the Person specified in such instructions a beneficial interest in the corresponding Rule 144A Global Note equal to the reduction in the principal amount of the Temporary Regulation S Global Note. Prior to the end of the Restricted Period with respect to the issuance of the Notes, transfers of interests in Temporary Regulation S Global Notes to U.S. Persons shall be limited to transfers made pursuant to this Section 2.5(e)(vi).
Regulation S Global Note to Rule 144A Global Note. If a holder of a beneficial interest in a Regulation S Global Note wishes at any time to exchange its interest in such Regulation S Global Note for an interest in the corresponding Rule 144A Global Note or to transfer its interest in such Regulation S Global Note to a Person who wishes to take delivery thereof in the form of an interest in the corresponding Rule 144A Global Note, such holder may, subject to the immediately succeeding sentence and the rules and procedures of Euroclear, Clearstream and/or DTC, as the case may be, exchange or transfer, or cause the exchange or transfer of, such interest for an equivalent beneficial interest in the corresponding Rule 144A Global Note. Upon receipt by the Note Administrator or the Notes Registrar of instructions from Euroclear, Clearstream and/or DTC, as the case may be, directing the Notes Registrar to cause to be credited a beneficial interest in the corresponding Rule 144A Global Note in an amount equal to the beneficial interest in such Regulation S Global Note, but not less than the minimum denomination applicable to such holder’s Notes to be exchanged or transferred, such instructions to contain information regarding the participant account with DTC to be credited with such increase, then the Notes Registrar shall approve the instructions at DTC to reduce, or cause to be reduced, the Regulation S Global Note by the aggregate principal amount of the beneficial interest in the Regulation S Global Note to be transferred or exchanged and the Notes Registrar shall instruct DTC, concurrently with such reduction, to credit or cause to be credited to the securities account of the Person specified in such instructions a beneficial interest in the corresponding Rule 144A Global Note equal to the reduction in the principal amount of the Regulation S Global Note.

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(v)Regulation S Global Note to Definitive Note. If a holder of a beneficial interest in a Regulation S Global Note wishes at any time to exchange its interest in such Regulation S Global Note for a Definitive Note or to transfer its interest in such Regulation S Global Note to a Person who wishes to take delivery thereof in the form of a Definitive Note, such holder may, subject to the immediately succeeding sentence and the rules and procedures of Euroclear, Clearstream and/or DTC, as the case may be, exchange or transfer, or cause the exchange or transfer of, such interest for a Definitive Note. Upon receipt by the Note Administrator or the Notes Registrar of a duly completed transfer certificate substantially in the form of Exhibit C-3 hereto, certifying that such transferee is an IAI, then the Notes Registrar shall record the transfer in the Notes Register in accordance with Section 2.5(a) and, upon execution by the Issuer, the Authenticating Agent shall authenticate and deliver one or more Definitive Notes, as applicable, registered in the names specified in the instructions described above, in principal amounts designated by the transferee (the aggregate of such principal amounts being equal to the aggregate principal amount of the interest in the Regulation S Global Note transferred by the transferor). Notwithstanding anything to the contrary in this Indenture, under no circumstances shall Definitive Notes be issued to beneficial owners of a Temporary Regulation S Global Note.
(vi)Definitive Note to Rule 144A Global Note. If a holder of a Definitive Note wishes at any time to exchange its interest in such Definitive Note for a beneficial interest in a Rule 144A Global Note or to transfer such Definitive Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Rule 144A Global Note, such holder may, subject to the immediately succeeding sentence and the rules and procedures of DTC, exchange or transfer, or cause the exchange or transfer of, such Definitive Note for beneficial interest in a Rule 144A Global Note (provided that, except as otherwise provided in Section 2.2(b)(i), no IAI that is not a QIB may hold an interest in a Rule 144A Global Note). Upon receipt by the Note Administrator or the Notes Registrar of:
(1)a Holder’s Definitive Note properly endorsed for assignment to the transferee;
(2)a duly completed certificate substantially in the form of Exhibit C-2 attached hereto;
(3)instructions given in accordance with DTC’s procedures from an Agent Member to instruct DTC to cause to be credited a beneficial interest in the Rule 144A Global Notes in an amount equal to the Definitive Notes to be transferred or exchanged; and
a written order given in accordance with DTC’s procedures containing information regarding the participant’s account of DTC to be credited with such increase,

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the Note Administrator or the Notes Registrar shall cancel such Definitive Note in accordance herewith, record the transfer in the Notes Register in accordance with Section 2.5(a) and approve the instructions at DTC, concurrently with such cancellation, to credit or cause to be credited to the securities account of the Person specified in such instructions a beneficial interest in the corresponding Rule 144A Global Note equal to the principal amount of the Definitive Note transferred or exchanged.
(vii)Definitive Note to Temporary Regulation S Global Note. If a Holder of a Definitive Note that is a Secured Note wishes at any time to exchange its Definitive Note for an interest in the corresponding Temporary Regulation S Global Note, or to transfer such Definitive Note to a Person who wishes to take delivery thereof in the form of an interest in the corresponding Temporary Regulation S Global Note, such holder, provided such holder or, in the case of a transfer, the transferee is (A) not a U.S. Person and is acquiring such interest in an offshore transaction in reliance on Regulation S and (B) with respect to the Secured Notes that are Retained Notes, is a QIB or an IAI, may, subject to the immediately succeeding sentence and the rules and procedures of DTC, exchange or transfer, or cause the exchange or transfer of, such interest for an equivalent beneficial interest in the corresponding Temporary Regulation S Global Note. Upon receipt by the Note Administrator or the Notes Registrar of:
(1)instructions given in accordance with DTC’s procedures from an Agent Member directing the Note Administrator or the Notes Registrar to credit or cause to be credited a beneficial interest in the corresponding Temporary Regulation S Global Note, but not less than the minimum denomination applicable to such holder’s Notes, in an amount equal to the beneficial interest in the Definitive Note to be exchanged or transferred;
(2)a written order given in accordance with DTC’s procedures containing information regarding the Euroclear or Clearstream account to be credited with such increase;
(3)a Holder’s Definitive Note properly endorsed for assignment to the transferee; and
(4)a duly completed certificate in the form of Exhibit C-6-A attached hereto, then the Note Administrator or the Notes Registrar shall cancel such Definitive Notes and increase the principal amount of the Temporary Regulation S Global Note by the aggregate principal amount of the Definitive Note to be exchanged or transferred, and to credit or cause to be credited to the securities account of the Person specified in such instructions (which shall be the agent member of Euroclear or Clearstream, or both) a beneficial interest in the

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corresponding Temporary Regulation S Global Note equal to the principal amount of Definitive Notes so cancelled.
(viii)Definitive Note to Regulation S Global Note. If a Holder of a Definitive Note that is a Secured Note wishes at any time to exchange its Definitive Note for an interest in the corresponding Regulation S Global Note, or to transfer such Definitive Note to a Person who wishes to take delivery thereof in the form of an interest in the corresponding Regulation S Global Note, such holder, provided such holder or, in the case of a transfer, the transferee is (A) not a U.S. Person and is acquiring such interest in an offshore transaction in reliance on Regulation S and
(B) with respect to the Secured Notes that are Retained Notes, is a QIB or an IAI, may, subject to the immediately succeeding sentence and the rules and procedures of DTC, exchange or transfer, or cause the exchange or transfer of, such interest for an equivalent beneficial interest in the corresponding Regulation S Global Note. Upon receipt by the Note Administrator or the Notes Registrar of:
(1)instructions given in accordance with DTC’s procedures from an Agent Member directing the Note Administrator or the Notes Registrar to credit or cause to be credited a beneficial interest in the corresponding Regulation S Global Note, but not less than the minimum denomination applicable to such holder’s Notes, in an amount equal to the beneficial interest in the Definitive Note to be exchanged or transferred;
(2)a written order given in accordance with DTC’s procedures containing information regarding the participant account of DTC and the Euroclear or Clearstream account to be credited with such increase;
(3)a Holder’s Definitive Note properly endorsed for assignment to the transferee; and
(4)a duly completed certificate in the form of Exhibit C-6-B attached hereto,
(ix)then the Note Administrator or the Notes Registrar shall cancel such Definitive Notes and increase the principal amount of the Regulation S Global Note by the aggregate principal amount of the Definitive Note to be exchanged or transferred, and to credit or cause to be credited to the securities account of the Person specified in such instructions a beneficial interest in the corresponding Regulation S Global Note equal to the principal amount of Definitive Notes so cancelled.
(x)Other Exchanges. In the event that, pursuant to Section 2.10 hereof, a Global Note is exchanged for Definitive Notes, such Notes may be exchanged for one another only in accordance with such procedures as are substantially

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consistent with the provisions above (including certification requirements intended to ensure that such transfers are to a QIB or are to a non-
U.S. Person, or otherwise comply with Rule 144A or Regulation S, as the case may

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be) and as may be from time to time adopted by the Issuer and the Note Administrator.
(e)Removal of Legend. If Notes are issued upon the transfer, exchange or replacement of Notes bearing the applicable legends set forth in Exhibits A-1, A-2, A-3, B-1, B-2 and B-3 hereto, and if a request is made to remove such applicable legend on such Notes, the Notes so issued shall bear such applicable legend, or such applicable legend shall not be removed, as the case may be, unless there is delivered to the Issuer such satisfactory evidence, which may include an Opinion of Counsel of an attorney at law licensed to practice law in the State of New York (and addressed to the Issuer and the Note Administrator), as may be reasonably required by the Issuer to the effect that neither such applicable legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A or Regulation S, as applicable, the 1940 Act or ERISA. So long as the Issuer is relying on an exemption under or promulgated pursuant to the 1940 Act, the Issuer shall not remove that portion of the legend required to maintain an exemption under or promulgated pursuant to the 1940 Act. Upon provision of such satisfactory evidence, as confirmed in writing by the Issuer to the Note Administrator, the Note Administrator, at the direction of the Issuer shall authenticate and deliver Notes that do not bear such applicable legend.
(f)Each beneficial owner of Regulation S Global Notes shall be deemed to make the representations and agreements set forth in Exhibit C-1 hereto.
(g)Each beneficial owner of Rule 144A Global Notes shall be deemed to make the representations and agreements set forth in Exhibit C-2 hereto.
(h)Each Holder of Definitive Notes shall make the representations and agreements set forth in the certificate attached as Exhibit C-3 hereto.
(i)Any purported transfer of a Note not in accordance with Section 2.5(a) shall be null and void and shall not be given effect for any purpose hereunder.
(j)Notwithstanding anything contained in this Indenture to the contrary, neither the Note Administrator nor the Notes Registrar (nor any other Transfer Agent) shall be responsible or liable for compliance with applicable federal or state securities laws (including, without limitation, the Securities Act or Rule 144A or Regulation S promulgated thereunder), the 1940 Act, ERISA or the Code (or any applicable regulations thereunder); provided, however, that if a specified transfer certificate or Opinion of Counsel is required by the express terms of this Section 2.5 to be delivered to the Note Administrator or Notes Registrar prior to registration of transfer of a Note, the Note Administrator and/or Notes Registrar, as applicable, is required to request, as a condition for registering the transfer of the Note, such certificate or Opinion of Counsel and to examine the same to determine whether it conforms on its face to the requirements hereof (and the Note Administrator or Notes Registrar, as the case may be, shall promptly notify the party delivering the same if it determines that such certificate or Opinion of Counsel does not so conform).

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If the Note Administrator has actual knowledge or is notified by the Issuer or the Collateral Manager that (i) a transfer or attempted or purported transfer of any interest in

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any Note was consummated in compliance with the provisions of this Section 2.5 on the basis of a materially incorrect certification from the transferee or purported transferee, (ii) a transferee failed to deliver to the Note Administrator any certification required to be delivered hereunder or
(iii) the holder of any interest in a Note is in breach of any representation or agreement set forth in any certification or any deemed representation or agreement of such holder, the Note Administrator shall not register such attempted or purported transfer and if a transfer has been registered, such transfer shall be absolutely null and void ab initio and shall vest no rights in the purported transferee (such purported transferee, a “Disqualified Transferee”) and the last preceding holder of such interest in such Note that was not a Disqualified Transferee shall be restored to all rights as a Holder thereof retroactively to the date of transfer of such Note by such Holder.
In addition, the Note Administrator may require that the interest in the Note referred to in (i), (ii) or (iii) in the preceding paragraph be transferred to any Person designated by the Issuer or the Collateral Manager at a price determined by the Issuer or the Collateral Manager, based upon its estimation of the prevailing price of such interest and each Holder, by acceptance of an interest in a Note, authorizes the Note Administrator to take such action. In any case, none of the Issuer, the Collateral Manager and the Note Administrator shall be held responsible for any losses that may be incurred as a result of any required transfer under this Section 2.5(l).
(k)Each Holder of Notes approves and consents to (i) the purchase of the Collateral Interests by the Issuer from the Seller on the Closing Date, (ii) the purchase of any Delayed Collateral Interest by the Issuer from the Seller on or prior to the Purchase Termination Date and (iii) any other transaction between the Issuer and the Collateral Manager or its Affiliates that is permitted under the terms of this Indenture or the Collateral Interest Purchase Agreement.
(l)As long as any Note is Outstanding, the Retained Notes, any retained or repurchased Notes, and the Membership Interests of the Issuer held by INCREF Sub-REIT, the Retention Holder or any other disregarded entity of INCREF Sub-REIT for U.S. federal income tax purposes may not be transferred (whether by means of an actual transfer or a transfer of a beneficial ownership for U.S. federal income tax purposes), pledged or hypothecated to any other Person (except to an Affiliate that is wholly-owned by INCREF Sub-REIT and is disregarded for U.S. federal income tax purposes) unless the Issuer receives a No Entity-Level Tax Opinion with respect to such transfer, pledge or hypothecation.
For the avoidance of doubt, the Indenture Accounts (including income, if any, earned on the investments of funds in such account) will be owned by INCREF Sub-REIT, if the Issuer is wholly-owned by INCREF Sub-REIT, or a subsequent REIT that wholly owns the Issuer, for U.S. federal income tax purposes. The Issuer shall provide to the Note Administrator (i) an IRS Form W-9 or appropriate IRS Form W-8 no later than the Closing Date, and (ii) any additional IRS forms (or updated versions of any previously submitted IRS forms) or other documentation at such time or times required by applicable law or upon the reasonable request of the Note Administrator as may be necessary (x) to reduce or eliminate the imposition of U.S. withholding taxes and (y) to permit the Note Administrator to fulfill its tax reporting obligations under applicable law with respect to the Indenture Accounts or any amounts paid to the Issuer. If any IRS form or other documentation previously delivered becomes obsolete or

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inaccurate in any respect, the Issuer shall timely provide to the Note Administrator accurately updated and complete

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versions of such IRS forms or other documentation. The Note Administrator shall have no liability to the Issuer or any other person in connection with any tax withholding amounts paid or withheld from the Indenture Accounts pursuant to applicable law arising from the Issuer’s failure to timely provide an accurate, correct and complete IRS Form W-9, an appropriate IRS Form W-8 or such other documentation contemplated under this paragraph. For the avoidance of doubt, no funds shall be invested with respect to such Indenture Accounts absent the Note Administrator having first received (i) the requisite written investment direction from the Issuer with respect to the investment of such funds, and (ii) the IRS forms and other documentation required by this paragraph.
Section 2.6 Mutilated, Defaced, Destroyed, Lost or Stolen Note. If (a) any mutilated or defaced Note is surrendered to a Transfer Agent, or if there shall be delivered to the Issuer, the Trustee, the Note Administrator and the relevant Transfer Agent (each, a “Specified Person”) evidence to their reasonable satisfaction of the destruction, loss or theft of any Note, and (b) there is delivered to each Specified Person such security or indemnity as may be required by each Specified Person to save each of them and any agent of any of them harmless (an unsecured indemnity agreement delivered to the Note Administrator by an institutional investor with a net worth of at least $200,000,000 being deemed sufficient to satisfy such security or indemnity requirement), then, in the absence of notice to the Specified Persons that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and, upon Issuer Request (which Issuer Request shall be deemed to have been given upon receipt by the Note Administrator of a Note that has been signed by the Issuer), the Note Administrator shall cause the Authenticating Agent to authenticate and deliver, in lieu of any such mutilated, defaced, destroyed, lost or stolen Note, a new Note, of like tenor (including the same date of issuance) and equal principal amount, registered in the same manner, dated the date of its authentication, bearing interest from the date to which interest has been paid on the mutilated, defaced, destroyed, lost or stolen Note and bearing a number not contemporaneously outstanding.
If, after delivery of such new Note, a bona fide purchaser of the predecessor Note presents for payment, transfer or exchange such predecessor Note, any Specified Person shall be entitled to recover such new Note from the Person to whom it was delivered or any Person taking therefrom, and each Specified Person shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by such Specified Person in connection therewith.
In case any such mutilated, defaced, destroyed, lost or stolen Note has become due and payable, the Issuer in its discretion may, instead of issuing a new Note, pay such Note without requiring surrender thereof except that any mutilated or defaced Note shall be surrendered.
Upon the issuance of any new Note under this Section 2.6, the Issuer may require the payment by the registered Holder thereof of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Note Administrator) connected therewith.

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Every new Note issued pursuant to this Section 2.6 in lieu of any mutilated, defaced, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer and such new Note shall be entitled, subject to the second paragraph of this Section 2.6, to

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all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.
The provisions of this Section 2.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Notes.
Section 2.7 Payment of Principal and Interest and Other Amounts; Principal and Interest Rights Preserved.
(a)Each Class of Notes shall accrue interest during each Interest Accrual Period at the Note Interest Rate applicable to such Class and such interest will be payable in arrears on each Payment Date on the Aggregate Outstanding Amount thereof on the first day of the related Interest Accrual Period (after giving effect to payments of principal thereof on such date), except as otherwise set forth below. Payment of interest on each Class of Notes will be subordinated to the payment of interest on each related Class of Notes senior thereto. Interest will cease to accrue on each Note, or in the case of a partial repayment, on such repaid part, from the date of repayment or the Stated Maturity Date unless payment of principal is improperly withheld or unless an Event of Default occurs with respect to such payments of principal. To the extent lawful and enforceable, interest on any interest that is not paid when due on the Class A Notes; or, if no Class A Notes are Outstanding, the Notes of the Controlling Class, shall accrue at the Note Interest Rate applicable to such Class until paid as provided herein.
(i) So long as any of the Class A Notes, the Class A-S Notes or the Class B Notes are outstanding, the Class C Deferred Interest will be deferred and added to the Aggregate Outstanding Amount of the Class C Notes and will not be considered “due and payable” until the Payment Date on which funds are available to pay such Class C Deferred Interest in accordance with the Priority of Payments, (ii) so long as any of the Class A Notes, the Class A-S Notes, the Class B Notes or the Class C Notes are outstanding, the Class D Deferred Interest will be deferred and added to the Aggregate Outstanding Amount of the Class D Notes and will not be considered “due and payable” until the Payment Date on which funds are available to pay such Class D Deferred Interest in accordance with the Priority of Payments, (iii) so long as any of the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes or the Class D Notes are outstanding, the Class E Deferred Interest will be deferred and added to the Aggregate Outstanding Amount of the Class E Notes and will not be considered “due and payable” until the Payment Date on which funds are available to pay such Class E Deferred Interest in accordance with the Priority of Payments, (iv) so long as any of the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes or the Class E Notes are outstanding, the Class F Deferred Interest will be deferred and added to the Aggregate Outstanding Amount of the Class F Notes and will not be considered “due and payable” until the Payment Date on which funds are available to pay such Class F Deferred Interest in accordance with the Priority of Payments and (v) so long as any of the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes or the Class F Notes are outstanding, the Class G Deferred Interest will be deferred and added to the Aggregate Outstanding Amount of the Class G Notes and will not be considered “due and payable” until the Payment Date on which

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funds are available to pay such Class G Deferred Interest in accordance with the Priority of Payments. The failure to pay such Class C Deferred Interest, Class D Deferred Interest, Class E Deferred Interest, Class F Deferred

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Interest or Class G Deferred Interest as a result of the operation of the Priority of Payments will not constitute an Event of Default under this Indenture.
(b)The principal of each Class of Notes matures at par and is due and payable on the date of the Stated Maturity for such Class, unless such principal has been previously repaid or unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise. Notwithstanding the foregoing, the payment of principal of each Class of Notes may only occur pursuant to the Priority of Payments. The payment of principal on any Note (x) may only occur after each Class more senior thereto is no longer Outstanding and (y) is subordinated to the payment on each Payment Date of the principal due and payable on each Class more senior thereto and certain other amounts in accordance with the Priority of Payments. Payments of principal on any Class of Notes that are not paid, in accordance with the Priority of Payments, on any Payment Date (other than the Payment Date which is the Stated Maturity Date (or the earlier date of Maturity) of such Class of Notes or any Redemption Date), because of insufficient funds therefor shall not be considered “due and payable” for purposes of Section 5.1(a) until the Payment Date on which such principal may be paid in accordance with the Priority of Payments or all Classes of Notes most senior thereto with respect to such Class have been paid in full. Payments of principal on the Notes in connection with a Clean-up Call, Tax Redemption, Auction Call Redemption or Optional Redemption will be made in accordance with Section 9.1 and the Priority of Payments.
As a condition to the payment of principal of and interest on any Note without the imposition of U.S. withholding tax, the Issuer shall require certification acceptable to it to enable the Issuer, the Trustee, the Note Administrator and the Paying Agent to determine their duties and liabilities with respect to any taxes or other charges that they may be required to deduct or withhold from payments in respect of such Note under any present or future law or regulation of the United States or any present or future law or regulation of any political subdivision thereof or taxing authority therein or to comply with any reporting or other requirements under any such law or regulation. Such certification may include U.S. federal income tax forms (such as IRS Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals)), IRS Form W-8BEN-E (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities)), IRS Form W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-Through Entity or Certain U.S. Branches for United States Tax Withholding and Reporting), IRS Form W-9 (Request for Taxpayer Identification Number and Certification), IRS Form W-8EXP (Certificate of Foreign Government or Other Foreign Organization for United States Tax Withholdings and Reporting), or IRS Form W-8ECI (Certificate of Foreign Person’s Claim that Income Is Effectively Connected with the Conduct of a Trade or Business in the United States) or any successors to such IRS forms). In addition, each of the Issuer, the Trustee or any Paying Agent may require certification acceptable to it to enable the Issuer to qualify for a reduced rate of withholding in any jurisdiction from or through which the Issuer receives payments on its Collateral and otherwise as may be necessary or desirable to ensure compliance with all applicable laws. Each Holder and each beneficial owner of Notes agree to provide any certification requested pursuant to this Section 2.7(d) and to update or replace such form or certification in accordance with its terms or its subsequent amendments. Furthermore, the Issuer shall require, as a condition to

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payment without the imposition of U.S. withholding tax under the FATCA, information to comply with FATCA requirements pursuant to clause (xii) of the representations and warranties set forth under

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the third paragraph of Exhibit C-1 hereto, as deemed made pursuant to Section 2.5(g) hereto, or pursuant to clause (xiii) of the representations and warranties set forth under the third paragraph of Exhibit C-2 hereto, as deemed made pursuant to Section 2.5(h) hereto, or pursuant to clause (xi) of the representations and warranties set forth under the third paragraph of Exhibit C-3 hereto, made pursuant to Section 2.5(i) hereto, as applicable. Noteholders shall be required to provide to the Issuer, the Note Administrator or their agents all information, documentation or certifications acceptable to it to permit the Issuer or the Note Administrator to comply with its tax reporting obligations under applicable law, including any applicable cost basis reporting obligations.
(c)Payments in respect of interest on and principal on the Notes shall be payable by wire transfer in immediately available funds to a Dollar account maintained by the Holder or its nominee; provided that the Holder has provided wiring instructions to the Paying Agent on or before the related Record Date or, if wire transfer cannot be effected, by a Dollar check drawn on a bank in the United States, or by a Dollar check mailed to the Holder at its address in the Notes Register. The Issuer expects that the Depository or its nominee, upon receipt of any payment of principal or interest in respect of a Global Note held by the Depository or its nominee, shall immediately credit the applicable Agent Members’ accounts with payments in amounts proportionate to the respective beneficial interests in such Global Note as shown on the records of the Depository or its nominee. The Issuer also expects that payments by Agent Members to owners of beneficial interests in such Global Note held through Agent Members will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers registered in the names of nominees for such customers. Such payments will be the responsibility of the Agent Members. Upon final payment due on the Maturity of a Note, the Holder thereof shall present and surrender such Note at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent (or, to a foreign paying agent appointed by the Note Administrator outside of the United States if then required by applicable law, in the case of a Definitive Note issued in exchange for a beneficial interest in the Regulation S Global Note) on or prior to such Maturity. None of the Issuer, the Trustee, the Note Administrator or the Paying Agent will have any responsibility or liability with respect to any records maintained by the Holder of any Note with respect to the beneficial holders thereof or payments made thereby on account of beneficial interests held therein. In the case where any final payment of principal and interest is to be made on any Note (other than on the Stated Maturity Date thereof) the Issuer or, upon Issuer Request, the Note Administrator, in the name and at the expense of the Issuer, shall not more than thirty (30) nor fewer than five (5) Business Days prior to the date on which such payment is to be made, mail to the Persons entitled thereto at their addresses appearing on the Notes Register, a notice which shall state the date on which such payment will be made and the amount of such payment and shall specify the place where such Notes may be presented and surrendered for such payment.
Subject to the provisions of Section 2.7(a) and Section 2.7(e) hereof, Holders of Notes as of the Record Date in respect of a Payment Date shall be entitled to the interest accrued and payable in accordance with the Priority of Payments and principal payable in accordance with the Priority of Payments on such Payment Date. All such payments that are mailed or wired

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and returned to the Paying Agent shall be held for payment as herein provided at the office or agency of the Issuer to be maintained as provided in Section 7.2 (or returned to the Trustee).

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(d)Interest on any Note which is payable, and is punctually paid or duly provided for, on any Payment Date shall be paid to the Person in whose name that Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.
(e)Payments of principal to Holders of the Notes of each Class shall be made in the proportion that the Aggregate Outstanding Amount of the Notes of such Class registered in the name of each such Holder on such Record Date bears to the Aggregate Outstanding Amount of all Notes of such Class on such Record Date.
(f)Interest accrued with respect to the Notes shall be calculated as described in the applicable form of Note attached hereto.
(g)All reductions in the principal amount of a Note (or one or more predecessor Notes) effected by payments of installments of principal made on any Payment Date, Redemption Date or upon Maturity shall be binding upon all future Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note.
(h)Notwithstanding anything contained in this Indenture to the contrary, the obligations of the Issuer under the Notes, this Indenture and the other Transaction Documents from time to time and at any time are limited recourse obligations of the Issuer. The Notes and the obligations of the Issuer under this Indenture and the other Transaction Documents are payable solely from the Collateral available at such time and, following realization of the Collateral, all obligations of the Issuer and any claims of the Noteholders, the Trustee or any other parties to any Transaction Documents, shall (in each case) be extinguished and shall not thereafter revive. No recourse shall be had for the payment of any amount owing in respect of the Notes against any Officer, manager, director, employee, member, shareholder, limited partner or incorporator of the Issuer or any of their respective successors or assigns for any amounts payable under the Notes or this Indenture. It is understood that the foregoing provisions of this paragraph shall not (i) prevent recourse to the Collateral for the sums due or to become due under any security, instrument or agreement which is part of the Collateral or (ii) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Notes or secured by this Indenture (to the extent it relates to the obligation to make payments on the Notes) until such Collateral have been realized, whereupon any outstanding indebtedness or obligation in respect of the Notes, this Indenture and the other Transaction Documents shall be extinguished and shall not thereafter revive. It is further understood that the foregoing provisions of this paragraph shall not limit the right of any Person to name the Issuer as a party defendant in any Proceeding or in the exercise of any other remedy under the Notes or this Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person or entity.
(i)Subject to the foregoing provisions of this Section 2.7, each Note delivered under this Indenture and upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights of unpaid interest and principal that were carried by such other Note.

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Notwithstanding any of the foregoing provisions with respect to payments of principal of and interest on the Notes (but subject to Section 2.7(f) and (i)), if the Notes have

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become or been declared due and payable following an Event of Default and such acceleration of Maturity and its consequences have not been rescinded and annulled and the provisions of Section 5.5 are not applicable, then payments of principal of and interest on such Notes shall be made in accordance with Section 5.7 hereof.
Section 2.8 Persons Deemed Owners. The Issuer, the Trustee, the Note Administrator, the Servicer, the Special Servicer, and any of their respective agents may treat as the owner of a Note the Person in whose name such Note is registered on the Notes Register on the applicable Record Date for the purpose of receiving payments of principal of and interest and other amounts on such Note and on any other date for all other purposes whatsoever (whether or not such Note is overdue), and none of the Note Administrator, the Servicer, the Special Servicer, or any of their respective agents shall be affected by notice to the contrary; provided, however, that the Depository, or its nominee, shall be deemed the owner of the Global Notes, and owners of beneficial interests in Global Notes will not be considered the owners of any Notes for the purpose of receiving notices.
Section 2.9 Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption, or deemed lost or stolen, shall, upon delivery to the Notes Registrar, be promptly canceled by the Notes Registrar and may not be reissued or resold. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.9, except as expressly permitted by this Indenture. All canceled Notes held by the Notes Registrar shall be destroyed or held by the Notes Registrar in accordance with its standard retention policy. Notes of the most senior Class Outstanding that are held by the Issuer, the Collateral Manager or any of their respective Affiliates (and not Notes of any other Class) may be submitted to the Notes Registrar for cancellation at any time.
Section 2.10    Global Notes; Definitive Notes; Temporary Notes.
(a)Definitive Notes. Definitive Notes shall only be issued in the following limited circumstances:
(i)at the discretion of the Issuer, at the direction of the Collateral Manager, with respect to any Class of Notes,
(ii)upon Transfer of Global Notes to an IAI or a QIB in accordance with the procedures set forth in Section 2.5(e)(ii), Section 2.5(e)(iii) or Section 2.5(e)(iv);
if a holder of a Definitive Note wishes at any time to exchange such Definitive Note for one or more Definitive Notes or transfer such Definitive Note to a transferee who wishes to take delivery thereof in the form of a Definitive Note in accordance with this Section 2.10, such holder may effect such exchange or transfer upon receipt by the Notes Registrar of (A) a Holder’s Definitive Note properly endorsed for assignment to the transferee, and (B) duly completed certificates in the form of Exhibit C-3, upon receipt of which the Notes Registrar shall then cancel such Definitive Note in accordance herewith, record the transfer in the Notes Register in accordance with Section 2.5(a) and upon execution by the Issuer, the Authenticating Agent shall authenticate and deliver one or more Definitive Notes bearing the same designation

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as the Definitive Note endorsed for transfer, registered in the names specified in the assignment described

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in clause (A) above, in principal amounts designated by the transferee (the aggregate of such principal amounts being equal to the aggregate principal amount of the Definitive Note surrendered by the transferor);
(iii)in the event that the Depository notifies the Issuer that it is unwilling or unable to continue as Depository for a Global Note or if at any time such Depository ceases to be a “Clearing Agency” registered under the Exchange Act and a successor depository is not appointed by the Issuer within 90 days of such notice, the Global Notes deposited with the Depository pursuant to Section 2.2 hereof shall be transferred to the beneficial owners thereof subject to the procedures and conditions set forth in this Section 2.10.
(b)Any Global Note that is exchanged for a Definitive Note shall be surrendered by the Depository to the Note Administrator’s Corporate Trust Office together with necessary instruction for the registration and delivery of a Definitive Note to the beneficial owners (or such owner’s nominee) holding the ownership interests in such Global Note. Any such transfer shall be made, without charge, and the Authenticating Agent shall authenticate and deliver, upon such transfer of each portion of such Global Note, an equal aggregate principal amount of Definitive Notes of the same Class and authorized denominations. Any Definitive Notes delivered in exchange for an interest in a Global Note shall, except as otherwise provided by Section 2.5(e), bear the applicable legend set forth in Exhibit A-2 and B-2, as applicable and shall be subject to the transfer restrictions referred to in such applicable legend. The Holder of each such registered individual Global Note may transfer such Global Note by surrendering it at the Corporate Trust Office of the Note Administrator, or at the office of the Paying Agent.
(c)Subject to the provisions of Section 2.10(b) above, the registered Holder of a Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Notes.
(d)[Reserved]
(e)In the event of the occurrence of either of the events specified in Section 2.10(a) above, the Issuer shall promptly make available to the Notes Registrar a reasonable supply of Definitive Notes.
Pending the preparation of Definitive Notes pursuant to this Section 2.10, the Issuer may execute and, upon Issuer Order, the Authenticating Agent shall authenticate and deliver, temporary Notes that are printed, lithographed, typewritten, mimeographed or otherwise reproduced, in any authorized denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Definitive Notes may determine, as conclusively evidenced by their execution of such Definitive Notes.
If temporary Definitive Notes are issued, the Issuer shall cause permanent Definitive Notes to be prepared without unreasonable delay. The Definitive Notes shall be printed, lithographed, typewritten or otherwise reproduced, or provided by any combination thereof, or in any other manner permitted by the rules and regulations of any applicable notes exchange, all as determined

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by the Officers executing such Definitive Notes. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the applicable temporary Definitive Notes at the office or agency maintained by the Issuer for such purpose, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Definitive Note, the Issuer shall execute, and the Authenticating Agent shall authenticate and deliver, in exchange therefor the same aggregate principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.
Section 2.11    U.S. Tax Treatment of Notes and the Issuer.
(a)The Issuer intends that, for U.S. federal income tax purposes, (i) the Notes (unless held by INCREF Sub-REIT or any entity disregarded as separate from INCREF Sub-REIT for U.S. federal income tax purposes) be treated as debt, (ii) 100% of the Retained Notes, 100% of the Membership Interests and 100% of the retained or repurchased Notes be beneficially owned by the Retention Holder or any other disregarded entity of INCREF Sub-REIT for U.S. federal income tax purposes, (iii) the Issuer be treated as a Qualified REIT Subsidiary (unless the Issuer has received a No Entity-Level Tax Opinion) and (iv) the Income Notes be treated as an equity interest in the Issuer. Each prospective purchaser and any subsequent transferee of a Note or any interest therein shall, by virtue of its purchase or other acquisition of such Note or interest therein, be deemed to have agreed to treat such Note in a manner consistent with the preceding sentence for U.S. federal income tax purposes.
(b)The Issuer shall account for the Notes, and prepare any reports to Noteholders and tax authorities consistent with the intentions expressed in Section 2.11(a) above.
(c)Each Holder of Notes shall timely furnish to the Issuer or its agents any completed U.S. federal income tax form or certification (such as IRS Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals)), IRS Form W-8BEN-E (Certificate of Foreign Status of Beneficial Owner for the United States Tax Withholding and Reporting (Entities)), IRS Form W-8IMY (Certificate of Foreign Intermediary, Foreign Flow Through Entity, or Certain U.S. Branches for United States Tax Withholding and Reporting), IRS Form W-9 (Request for Taxpayer Identification Number and Certification), IRS Form W-8EXP (Certificate of Foreign Government or Other Foreign Organization for United States Tax Withholdings and Reporting), or IRS Form W-8ECI (Certificate of Foreign Person’s Claim that Income is Effectively Connected with the Conduct of a Trade or Business in the United States) or any successors to such IRS forms that the Issuer or its agents may reasonably request and shall update or replace such forms or certification in accordance with its terms or its subsequent amendments. Furthermore, Noteholders shall timely furnish any information required pursuant to Section 2.7(d).
The Retention Holder, by acceptance of the Retained Notes and the Membership Interests, agrees to take no action inconsistent with such treatment and, for so long as any Note is outstanding, agrees not to sell, transfer, convey, setover, pledge or encumber any Retained Notes and/or the Membership Interests, except to the extent permitted pursuant to Section 2.5(n).

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Section 2.12 Authenticating Agents. Upon the request of the Issuer, the Note Administrator shall, and if the Note Administrator so chooses the Note Administrator may, pursuant to this Indenture, appoint one (1) or more Authenticating Agents with power to act on its behalf and subject to its direction in the authentication of Notes in connection with issuance, transfers and exchanges under Section 2.4, Section 2.5, Section 2.6 and Section 8.5 hereof, as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by such Sections to authenticate such Notes. For all purposes of this Indenture, the authentication of Notes by an Authenticating Agent pursuant to this Section 2.12 shall be deemed to be the authentication of Notes by the Note Administrator.
Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation. Any Authenticating Agent may at any time resign by giving written notice of resignation to the Note Administrator, the Trustee and the Issuer. The Note Administrator may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent, the Trustee and the Issuer. Upon receiving such notice of resignation or upon such a termination, the Note Administrator shall promptly appoint a successor Authenticating Agent and shall give written notice of such appointment to the Issuer.
The Note Administrator agrees to pay to each Authenticating Agent appointed by it from time to time reasonable compensation for its services, and reimbursement for its reasonable expenses relating thereto and the Note Administrator shall be entitled to be reimbursed for such payments, subject to Section 6.7 hereof. The provisions of Section 2.9, Section 6.4 and Section 6.5 hereof shall be applicable to any Authenticating Agent.
Section 2.13    Forced Sale on Failure to Comply with Restrictions.
(a)Notwithstanding anything to the contrary elsewhere in this Indenture, any transfer of a Note or interest therein to a Person who is determined not to have been both (i) (A) a QIB or an IAI or (B) a non-U.S. Persons acquiring such Note or interest in reliance on Regulation S and (ii) a Qualified Purchaser at the time of acquisition of the Note or interest therein shall be null and void and any such proposed transfer of which the Issuer, the Note Administrator or the Trustee shall have written notice (which includes via electronic mail) may be disregarded by the Issuer, the Note Administrator and the Trustee for all purposes.
If the Issuer determines that any Holder of a Note has not satisfied the applicable requirement described in Section 2.13(a) above (any such Person a “Non-Permitted Holder”), then the Issuer shall promptly after discovery that such Person is a Non-Permitted Holder by the Issuer, a Trust Officer of the Note Administrator or a Trust Officer of the Trustee (and notice by the Note Administrator or the Trustee to the Issuer (if a Trust Officer has actual knowledge and makes such discovery)), send notice to such Non-Permitted Holder demanding that such Non-

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Permitted Holder transfer its interest to a Person that is not a Non-Permitted Holder within 30 days (ten days in the case of a Non-Permitted Holder for ERISA-related reasons) of the

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date of such notice. If such Non-Permitted Holder fails to so transfer its Note or interest therein, the Issuer shall have the right, without further notice to the Non-Permitted Holder, to sell such Note or interest therein to a purchaser selected by the Issuer that is not a Non-Permitted Holder on such terms as the Issuer may choose. The Issuer, or a third party acting on behalf of the Issuer, may select the purchaser by soliciting one or more bids from one or more brokers or other market professionals that regularly deal in securities similar to the Note, and selling such Note to the highest such bidder. However, the Issuer may select a purchaser by any other means determined by it in its sole discretion. The Holder of such Note, the Non-Permitted Holder and each other Person in the chain of title from the Holder to the Non-Permitted Holder, by its acceptance of an interest in the Note, agrees to cooperate with the Issuer and the Note Administrator to effect such transfers. The proceeds of such sale, net of any commissions, expenses and taxes due in connection with such sale shall be remitted to the Non-Permitted Holder. The terms and conditions of any sale under this Section 2.13(b) shall be determined in the sole discretion of the Issuer, and the Issuer shall not be liable to any Person having an interest in the Note sold as a result of any such sale or exercise of such discretion.
Section 2.14 No Gross Up. The Issuer shall not be obligated to pay any additional amounts to the Holders or beneficial owners of the Notes as a result of any withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges.
Section 2.15 Credit Risk Retention. The Securitization Sponsor shall timely deliver (or cause to be timely delivered) to the Note Administrator any notices contemplated by Section 10.12(a)(v) of this Indenture.
Section 2.16    Benchmark Transition Event.
(a)After the occurrence of a Benchmark Transition Event and the related Benchmark Replacement Date with respect to the then-current Benchmark, such Benchmark and the related Benchmark Determination Date for such Benchmark will be replaced with the applicable Benchmark Replacement on the Benchmark Determination Date for such Benchmark Replacement as determined by the Designated Transaction Representative. The Designated Transaction Representative will provide written notice of such determination of the Benchmark Replacement to the Issuer, the Advancing Agent, the Trustee, the Note Administrator, the Servicer, the Calculation Agent (if different from the Note Administrator) and the 17g-5 Information Provider (who will be required to promptly post such notice to the Rule 17g-5 Website) no later than the earlier of (i) five Business Days after such determination of the Benchmark Replacement and (ii) five Business Days before the related Benchmark Replacement Date. Notwithstanding the occurrence of a Benchmark Transition Event, amounts payable on the Notes will be determined with respect to the then-current Benchmark (which may be Term SOFR as determined in accordance with the provisions of this Indenture) until the occurrence of the related Benchmark Replacement Date.
(b)[Reserved].

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In connection with the selection of a Benchmark Replacement, the Designated Transaction Representative shall have the right to direct the parties hereto to enter into

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a supplemental indenture in accordance with Section 8.1(b)(iv) to make such Benchmark Replacement Conforming Changes, if any, as the Designated Transaction Representative determines may be necessary or desirable to administer, implement or adopt the applicable Benchmark or the Benchmark Replacement.
(c)[Reserved].
(d)Any determination, implementation, adoption, decision, proposal or election that may be made by the Designated Transaction Representative pursuant to this Section 2.16, with respect to any Benchmark Transition Event, Benchmark Replacement Date, Benchmark Replacement, Benchmark Replacement Adjustment or Benchmark Replacement Conforming Changes including any determination with respect to a tenor, observation period, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, shall be conclusive and binding on the parties hereto and the Noteholders absent manifest error, may be made in the sole discretion of the Designated Transaction Representative and may be relied upon by the Issuer, the Note Administrator, the Trustee, the Calculation Agent, the Collateral Manager, the Servicer and the Special Servicer without investigation.
(e)Notwithstanding anything to the contrary in this Indenture, the Designated Transaction Representative may send any notices with respect to any Benchmark Transition Event, Benchmark Replacement Date, Benchmark Replacement, Benchmark Replacement Adjustment, Benchmark Replacement Conforming Changes or any other determination or selection made under this Section 2.16 by email (or other electronic communication).
(f)Each holder of an interest in any Note, by the acceptance of its interest, shall be deemed to have irrevocably (i) agreed that the Designated Transaction Representative shall have no liability for any action taken or omitted by it or its agents in the performance of its role as Designated Transaction Representative and (ii) released the Designated Transaction Representative from any claim or action whatsoever relating to its performance as Designated Transaction Representative.
Section 2.17    Subdivision of Income Notes
(a)The Income Notes shall be deemed to be subdivided into three payment components: (1) one component (the “Class P Component”) having a component note balance from time to time equal to the Aggregate Outstanding Portfolio Balance minus the Aggregate Outstanding Amount of all Classes of Notes (other than the Income Notes) (the “Class P Component Note Balance”), (2) one component (the “Class X Component”) having a reference balance from time to time equal to the Aggregate Outstanding Portfolio Balance minus the Aggregate Outstanding Amount of all Classes of Notes (other than the Income Notes) (the “Class X Component Reference Amount”) and (3) one residual component (the “Class R Component” and, together with the Class P Component and the Class X Component, the “Income Note Components”).
Deemed Payments to Income Note Components.

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(i)Interest Proceeds to be distributed to the Holders of the Income Notes under this Indenture shall be distributed to the Class X Component. The component note rate on the Class X Component will equal the product of (a) the difference between (1) the weighted average interest rate of the Collateral Interests as of the end of the related Due Period and (2) the total interest expense on all Classes of Notes (other than the Income Notes) as of the end of the related Due Period, such aggregate expressed as a percentage of the Aggregate Outstanding Portfolio Balance and (b) a fraction with (1) the numerator equal to the Aggregate Outstanding Portfolio Balance and (2) the denominator equal to the Class X Component Reference Amount. Such component note rate will be applied to the Class X Component Reference Amount.
(ii)Principal Proceeds to be distributed to the Holders of the Income Notes under this Indenture shall be distributed to the Class P Component, based on the Class P Component Note Balance, until the Class P Component Note Balance has been reduced to zero.
(iii)The Class R Component shall be entitled to any amount remaining after all payments to the Class P Component and the Class X Component have been made in accordance with the priority of payments described herein.
(b)For the avoidance of doubt, the Note Administrator shall make computations, distributions and reports with respect to the Income Notes without regard to the Income Note Components and the payments described in this Section 2.17, and the Note Administrator shall not be responsible for any tax filings or reporting in respect of the Income Notes.
ARTICLE 3
CONDITIONS PRECEDENT; PLEDGED COLLATERAL INTERESTS
Section 3.1 General Provisions. The Notes to be issued on the Closing Date shall be executed by the Issuer upon compliance with Section 3.2 and shall be delivered to the Authenticating Agent for authentication and thereupon the same shall be authenticated and delivered by the Authenticating Agent upon Issuer Request. The Issuer shall cause the following items to be delivered to the Trustee on or prior to the Closing Date:
(a)an Officer’s Certificate of the Issuer (i) evidencing the authorization by Board Resolution of the execution and delivery of this Indenture, the Servicing Agreement, the Future Funding Agreement, the Placement Agreement and related documents, the execution, authentication and delivery of the Notes and specifying the Stated Maturity Date of each Class of Notes, the principal amount of each Class of Notes and the applicable Note Interest Rate of each Class of Notes to be authenticated and delivered, and (ii) certifying that (A) the attached copy of the Board Resolution is a true and complete copy thereof, (B) such resolutions have not been rescinded and are in full force and effect on and as of the Closing Date and (C) the Issuer Managers or Officers or the Issuer authorized to execute and deliver the documents referenced in clause (a)(i) above hold the offices and have the signatures indicated thereon;
[reserved];

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(b)an opinion of Sidley Austin LLP (which opinion may be limited to the laws of the State of New York and the federal law of the United States and may assume, among other things, the correctness of the representations and warranties made or deemed made by the owners of Notes pursuant to Section 2.5(g), Section 2.5(h) and Section 2.5(i)) dated the Closing Date, as to certain matters of New York law and certain United States federal income tax and securities law matters, in a form satisfactory to the Placement Agents;
(c)an opinion of Sidley Austin LLP, special counsel to the Issuer dated the Closing Date, relating to the validity of the Grant hereunder and the perfection of the Trustee’s security interest in the Collateral;
(d)opinions of Sidley Austin LLP, counsel to the Issuer, INCREF Investments and the Seller, regarding (i) certain true sale and non-consolidation matters with respect to the Issuer and (ii) certain corporate, enforceability and tax matters and 1940 Act issues with respect to the Issuer, the Retention Holder, the Seller, the Collateral Manager, the Advancing Agent and INCREF Investments;
(e)an opinion of Alston & Bird LLP, special counsel to INCREF Sub-REIT, dated the Closing Date, regarding its qualification and taxation as a REIT;
(f)opinions of Richards, Layton & Finger P.A., special Delaware counsel to the Issuer and the Retention Holder, dated the Closing Date, regarding certain issues of Delaware law and regarding authority to file bankruptcy;
(g)an opinion of Richards, Layton & Finger P.A., special Delaware counsel to Seller, INCREF Investments and Collateral Manager, dated the Closing Date, regarding certain issues of Delaware law;
(h)an opinion of Polsinelli PC, counsel to the Servicer, dated the Closing Date, regarding certain issues of New York law and United States law, in a form satisfactory to the Trustee;
(i)an opinion of Pierson Ferdinand LLP, counsel to the Special Servicer, dated the Closing Date, regarding certain issues of New York law and United States law, in a form satisfactory to the Trustee;
(j)an opinion of Alston & Bird LLP, counsel to Wilmington Trust, National Association, regarding certain matters of United States and New York law;
(k)an opinion of Alston & Bird LLP, counsel to Computershare Trust Company, National Association, regarding certain matters of United States and New York law;
(l)an opinion of Dorsey & Whitney LLP, counsel to the Issuer, regarding certain matters of Minnesota law;

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an Officer’s Certificate given on behalf of the Issuer and without personal liability, stating that the Issuer is not in Default under this Indenture and that the issuance of the Notes by the Issuer will not result in a breach of any of the terms, conditions or provisions of, or

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constitute a default under, the Governing Documents of the Issuer, any indenture or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any Proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject; that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes applied for have been complied with and that all expenses due or accrued with respect to the offering or relating to actions taken on or in connection with the Closing Date have been paid;
(m)[reserved];
(n)executed counterparts of the Collateral Interest Purchase Agreement, the Servicing Agreement, the Collateral Management Agreement, the Advisory Committee Member Agreement, the Future Funding Agreement, the Participation Agreements, the Placement Agreement and the Securities Account Control Agreements.
(o)an Accountants’ Report on applying Agreed-Upon Procedures with respect to certain information concerning the Collateral Interests in the data tape, dated June 16, 2026, an Accountants’ Report on applying Agreed-Upon Procedures with respect to certain information concerning the Collateral Interests in the Preliminary Offering Memorandum of the Issuer, dated June 16, 2026, and the Structural and Collateral Term Sheet dated May 26, 2026, and an Accountant’s Report on applying Agreed-Upon Procedures with respect to certain information concerning the Collateral Interests in the Offering Memorandum;
(p)evidence of preparation for filing at the appropriate filing office in the State of Delaware of a financing statement, on behalf of the Issuer, relating to the perfection of the lien of this Indenture in that Collateral in which a security interest may be perfected by filing under the UCC;
(q)an Issuer Order executed by the Issuer directing the Authenticating Agent to (i) authenticate the Notes specified therein, in the amounts set forth therein and registered in the name(s) set forth therein and (ii) deliver the authenticated Notes as directed by the Issuer;
(r)the EU/UK Risk Retention Letter; and
(s)the Future Funding Indemnitor certification pursuant to Section 12.5(b). Section 3.2    Security for Notes. Prior to the issuance of the Notes on the Closing Date, the Issuer shall cause the following conditions to be satisfied:
Grant of Security Interest; Delivery of Collateral Interests. The Grant pursuant to the Granting Clauses of this Indenture of all of the Issuer’s right, title and interest in and to the Collateral and the transfer of all Closing Date Collateral Interests acquired in connection therewith purchased by the Issuer on the Closing Date (as set forth in Schedule A hereto) to the Trustee, without recourse (except as expressly provided in each applicable Collateral Interest Purchase Agreement), in the manner provided in Section 3.3(a) and the

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crediting to the Custodial Account by the Securities Intermediary of such Closing Date Collateral Interests.

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(a)Certificate of the Issuer. A certificate of an Authorized Officer of the Issuer given on behalf of the Issuer and without personal liability, dated as of the Closing Date, delivered to the Trustee and the Note Administrator, to the effect that, in the case of each Cut-off Date Collateral Interest pledged to the Trustee for inclusion in the Collateral on the Closing Date and immediately prior to the delivery thereof on the Closing Date:
(i)the Issuer is the owner of such Cut-off Date Collateral Interest free and clear of any liens, claims or encumbrances of any nature whatsoever except for those which are being released on the Closing Date;
(ii)the Issuer has acquired its ownership in such Cut-off Date Collateral Interest in good faith without notice of any adverse claim, except as described in paragraph (i) above;
(iii)the Issuer has not assigned, pledged or otherwise encumbered any interest in such Cut-off Date Collateral Interest (or, if any such interest has been assigned, pledged or otherwise encumbered, it has been released) other than interests Granted pursuant to this Indenture;
(iv)the Loan Documents with respect to such Cut-off Date Collateral Interest do not prohibit the Issuer from Granting a security interest in and assigning and pledging such Cut-off Date Collateral Interest to the Trustee;
(v)the information set forth with respect to each such Cut-off Date Collateral Interest in Schedule A is true and correct;
(vi)the Cut-off Date Collateral Interests included in the Collateral satisfy the requirements of Section 3.2(a);
(vii)(1) the Grant pursuant to the Granting Clauses of this Indenture shall, upon execution and delivery of this Indenture by the parties hereto, result in a valid and continuing security interest in favor of the Trustee for the benefit of the Secured Parties in all of the Issuer’s right, title and interest in and to the Cut-off Date Collateral Interests pledged to the Trustee for inclusion in the Collateral on the Closing Date; and
(2) upon the delivery of (A) with respect to each Collateral Interest (other than a Collateral Interest that is a Participation in a Non-Serviced Loan), each mortgage note evidencing the obligations of the borrowers under the related Mortgage Loan, and/or each Participation Agreement and participation certificate (if any) evidencing such Collateral Interest (if applicable), and (B) with respect to each Collateral Interest that is a Participation in a Non-Serviced Loan, the Participation Agreement and participation certificate or promissory note (if any) evidencing such Collateral Interest, in each case to the Custodian on behalf of the Trustee, at the Custodian’s office in Minneapolis, Minnesota, the Trustee’s security interest in all Collateral Interests shall be a validly perfected, first priority security interest under the UCC as in effect in the State of Minnesota.

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Rating Letters. The Issuer’s receipt of a signed letter from the Rating Agencies confirming that (i) the Class A Notes have been issued with a rating of at least “Aaa(sf)”

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by Moody’s and “AAAsf” by Fitch, (ii) the Class A-S Notes have been issued with a rating of at least “AAAsf” by Fitch, (iii) the Class B Notes have been issued with a rating of at least “AA-sf” by Fitch, (iv) the Class C Notes have been issued with a rating of at least “A-sf” by Fitch, (v) the Class D Notes have been issued with a rating of at least “BBBsf” by Fitch, (vi) the Class E Notes have been issued with a rating of at least “BBB-sf” by Fitch, (vii) the Class F Notes have been issued with a rating of at least “BB-sf” by Fitch and (viii) the Class G Notes have been issued with a rating of at least “B-sf” by Fitch, and that such ratings are in full force and effect on the Closing Date.
(b)Accounts. Evidence of the establishment of the Indenture Accounts, the Collection Account and the Partitioned Loan Collection Account.
(c)Deposit to Expense Reserve Account. On the Closing Date, the Issuer shall deposit U.S.$0 into the Expense Reserve Account from the gross proceeds of the offering of the Notes.
(d)Deposit to Unused Proceeds Account. On the Closing Date, the Issuer shall deposit into the Unused Proceeds Account U.S.$314,062,877, which is equal to the expected purchase price of the Delayed Collateral Interests.
(e)Issuance of Income Notes. The Issuer shall have confirmed that the Income Notes have been, or contemporaneously with the issuance of the Secured Notes will be:
(i) issued by the Issuer and (ii) acquired in their entirety by the Retention Holder. Section 3.3 Transfer of Collateral.
(a)Computershare Trust Company, National Association, acting through its Document Custody division, as document custodian (in such capacity, the “Custodian”), is hereby appointed as Custodian to hold all of the mortgage notes or participation certificates required to be delivered to it by the Issuer on the Closing Date or on the closing date of the acquisition of any Collateral Interest acquired after the Closing Date, at its office in Minneapolis, Minnesota. Any successor to the Custodian shall be a U.S. state or national bank or trust company that is not an Affiliate of the Issuer and has capital and surplus of at least U.S.$200,000,000 and whose long-term senior unsecured debt obligations are rated at least “Baa1” by Moody’s and “A” by Fitch. Subject to the limited right to relocate Collateral set forth in Section 7.5(b), the Custodian shall hold all Loan Documents at its Corporate Trust Office.
All Eligible Investments and other investments purchased in accordance with this Indenture in the respective Accounts in which the funds used to purchase such investments shall be held in accordance with Article 10 and, in respect of each Indenture Account, the Trustee on behalf of the Secured Parties shall have entered into a securities account control agreement with the Issuer, as debtor, the Note Administrator, Computershare Trust Company, National Association, as “securities intermediary” (within the meaning of Section 8-102(a)(14) of the UCC as in effect in the State of New York) (together with its permitted successors and assigns in the trusts hereunder, the “Securities Intermediary”), and the Trustee (the “Securities Account

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Control Agreement (Indenture Accounts)”) providing, inter alia, that the establishment and maintenance of such Indenture Account will be governed by the law of the State of New York.

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The security interest of the Trustee in Collateral shall be perfected and otherwise evidenced as follows:
(i)in the case of such Collateral consisting of Security Entitlements, by the Issuer (A) causing the Securities Intermediary, in accordance with the Securities Account Control Agreement (Indenture Accounts), to indicate by book entry that a Financial Asset has been credited to the Custodial Account and (B) causing the Securities Intermediary to agree pursuant to the Securities Account Control Agreement (Indenture Accounts) that it will comply with Entitlement Orders originated by or on behalf of the Trustee with respect to each such Security Entitlement without further consent by the Issuer;
(ii)in the case of Collateral that consist of General Intangibles and all other Collateral of the Issuer in which a security interest may be perfected by filing a financing statement under Article 9 of the UCC as in effect in the State of Delaware, filing or causing the filing of a UCC financing statement naming the Issuer as debtor and the Trustee as secured party, which financing statement reasonably identifies all such Collateral, with the Secretary of State of the State of Delaware;
(iii)in the case of Collateral that consists of Instruments or Certificated Securities (the “Minnesota Collateral”), to the extent that any such Minnesota Collateral does not constitute a Financial Asset forming the basis of a Security Entitlement acquired by the Trustee pursuant to clause (i), by the Issuer causing (A) the Custodian, on behalf of the Trustee, to acquire possession of such Minnesota Collateral in the State of Minnesota or (B) another Person (other than the Issuer or a Person controlling, controlled by, or under common control with, the Issuer)
(1) to (x) take possession of such Minnesota Collateral in the State of Minnesota and (y) authenticate a record acknowledging that it holds such possession for the benefit of the Trustee or
(2) to (x) authenticate a record acknowledging that it will hold possession of such Minnesota Collateral for the benefit of the Trustee and (y) take possession of such Minnesota Collateral in the State of Minnesota; and
(iv)in the case of Collateral that consists of Cash on deposit in any Servicing Account managed by the Servicer or Special Servicer pursuant to the terms of the Servicing Agreement, to deposit such Cash in a Servicing Account, which Servicing Account is in the name of the Servicer or Special Servicer on behalf of the Trustee.
(b)The Issuer shall prepare and file or cause to be filed, at the Issuer’s expense, a UCC Financing Statement describing the Issuer as debtor, the Indenture Trustee as secured party and the collateral covered thereby as “all assets of the Debtor, whether now owned or existing or hereafter acquired or arising” or words of similar effect or import notwithstanding that such collateral description may be broader in scope than the Collateral described in this Indenture.
Without limiting the foregoing, the Trustee shall cause the Note Administrator to take such different or additional action as the Trustee may be advised by advice of counsel to the Trustee, Note Administrator or the Issuer (delivered to the Trustee and the Note Administrator) is

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reasonably required in order to maintain the perfection and priority of the security interest of the Trustee in the event of any change in applicable law or regulation, including Articles 8 and 9 of the UCC and Treasury Regulations governing transfers of interests in

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Government Items (it being understood that the Note Administrator shall be entitled to rely upon an Opinion of Counsel, including an Opinion of Counsel delivered in accordance with Section 3.1(d), as to the need to file any financing statements or continuation statements, the dates by which such filings are required to be made and the jurisdictions in which such filings are required to be made).
(c)Without limiting any of the foregoing, in connection with each Grant of a Collateral Interest hereunder, the Issuer shall deliver (or cause to be delivered by the Seller) to the Custodian the following documents (collectively, the “Collateral Interest File”):
(i)if such Collateral Interest is a Mortgage Loan or a Combined Loan:
(1)the original mortgage note(s) or promissory note(s), and/or mezzanine note(s), as applicable, bearing all intervening endorsements, endorsed in blank or endorsed “Pay to the order of INCREF 2026-FL2 LLC, without recourse,” and signed in the name of the last endorsee by an authorized Person;
(2)an original blanket assignment of all unrecorded documents with respect to such Mortgage Loan or Combined Loan to the Issuer or in the name of the Issuer;
(3)the original of any guarantee executed in connection with the promissory note, if any;
(4)with respect to a Mortgage Loan, the original mortgage with evidence of recording thereon, or a copy thereof together with an Officer’s Certificate of the Issuer (or the Seller) certifying that such represents a true and correct copy of the original and that such original has been submitted or delivered to an escrow agent for recordation in the appropriate governmental recording office of the jurisdiction where the encumbered property is located, in which case, recordation information shall not be required;
(5)the originals of all assumption, modification, consolidation or extension agreements with evidence of recording thereon (or a copy thereof together with an Officer’s Certificate of the Issuer (or the Seller) certifying that such represents a true and correct copy of the original and that such original has been submitted or delivered to an escrow agent for recordation in the appropriate governmental recording office of the jurisdiction where the encumbered property is located, in which case, recordation information shall not be required), together with any other recorded document relating to the Mortgage Loan otherwise included in the Collateral Interest File;
(6)with respect to a Mortgage Loan, the original assignment of mortgage in blank or in the name of the Issuer, in form and substance acceptable for recording and signed in the name of the last endorsee;
with respect to a Mortgage Loan, the originals of all intervening assignments of mortgage, if any, with evidence of recording thereon, showing an unbroken chain of title from the originator thereof to the last endorsee, or copies thereof together with an Officer’s Certificate

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of the Issuer certifying that such represent true and correct copies of the originals and that such originals have each been submitted or delivered to an escrow agent for

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recordation in the appropriate governmental recording office of the jurisdiction where the encumbered property is located, in which case, recordation information shall not be required;
(7)with respect to a Mortgage Loan, an original or a copy (which may be in the form of an electronically issued title policy) mortgagee policy of title insurance or a conformed version of the mortgagee’s title insurance commitment either marked as binding for insurance or attached to an escrow closing letter, countersigned by the title company or its authorized agent if the original mortgagee’s title insurance policy has not yet been issued;
(8)with respect to a Mortgage Loan, the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage Loan, if any;
(9)with respect to a Mortgage Loan, the original assignment of leases and rents, if any, with evidence of recording thereon, or a copy thereof together with an Officer’s Certificate of the Issuer certifying that such copy represents a true and correct copy of the original that has been submitted or delivered to an escrow agent for recordation in the appropriate governmental recording office of the jurisdiction where the encumbered property is located, in which case, recordation information shall not be required;
(10)with respect to a Mortgage Loan, the original assignment of any assignment of leases and rents in blank or in the name of the Issuer, in form and substance acceptable for recording;
(11)a filed copy of the UCC-1 financing statements with evidence of filing thereon, and UCC-3 assignments in blank, which UCC-3 assignments shall be in form and substance acceptable for filing;
(12)with respect to a Combined Loan, an original or a copy (which may be in electronic form) of the lender’s UCC title insurance policy for the related Mezzanine Loan and a copy of the owner’s title insurance policy (with a mezzanine endorsement and assignment of title proceeds) or a conformed version of the lender’s UCC title insurance policy commitment or owner’s title insurance policy commitment, as applicable, for the related Mezzanine Loan, either marked as binding for insurance or attached to an escrow closing letter, countersigned by the title company or its authorized agent if such original title insurance policy has not yet been issued;

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any;
(13)the original of any related loan agreement;
(14)the original of any related guarantee;
(15)the original of the environmental indemnity agreement, if

(16)the original of any general collateral assignment of all other documents held by the Issuer in connection with the Mortgage Loan;

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(17)an original of any disbursement letter from the collateral obligor to the original mortgagee;
(18)an original of the survey of the related Mortgaged Properties;
(19)a copy of any property management agreements;
(20)a copy of any ground leases;
(21)a copy of any related environmental insurance policy and environmental report with respect to the related Mortgaged Properties;
(22)with respect to any Mortgage Loan with related mezzanine or other subordinate debt (other than a Companion Interest, a Mezzanine Loan that forms a part of a Combined Loan or a Partitioned Collateral Interest representing an interest in a Combined Loan), a copy of any related co-lender agreement, intercreditor agreement, subordination agreement or other similar agreement;
(23)with respect to any Mortgage Loan secured by a hospitality property, a copy of any related franchise agreement, an original or copy of any comfort letter related thereto, if any, and if, pursuant to the terms of such comfort letter, the general assignment of the Mortgage Loan is not sufficient to transfer or assign the benefits of such comfort letter to the Issuer (as determined by the Issuer), a copy of the notice by the Seller to the franchisor of the transfer of such Mortgage Loan and/or a copy of the request for the issuance of a new comfort letter in favor of the Issuer (in each case, as and to the extent required pursuant to the terms of such comfort letter); provided that the Custodian shall have no obligation to determine whether such notice is required;
(24)a copy of any opinion of counsel;
(25)the original or copy (if sufficient for purposes of drawing on such letter of credit as determined by the Issuer) of any letter of credit held by the lender as beneficiary or assigned as security for such Mortgage Loan and the appropriate assignment or amendment documentation related to the assignment to the Issuer of such letter of credit which entitles the Servicer to draw thereon;
(26)the following additional documents, (A) original allonge, endorsed in blank; (B) original assignment of mortgage, in blank, in form and substance acceptable for recording; (C) original assignment of leases, rents and profits, in blank, in form and substance acceptable for recording; and (D) original blanket assignment, in blank; and
(27)with respect to any Partitioned Collateral Interest, a copy of each related Companion Interest and copies of the related co-lender, participation and/or intercreditor agreements.
if such Collateral Interest is a Participation:

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(1)(a) with respect to any Serviced Collateral Interest, each of the documents specified in clause (i) above with respect to the related Participated Loan (other than a Non-Serviced Loan) provided that, the original Mortgage Note bearing all intervening endorsements shall be endorsed in blank or endorsed with respect to the documents “Pay to the order of INCREF 2026-FL2 LLC, without recourse,” and (b) with respect to any Non-Serviced Collateral Interests, a copy of each of the documents specified in clause (i) above (except with respect to the documents specified in subclause (i)(27), which shall be in the name of the applicable holder) unless the Custodian is acting as the custodian for such Non-Serviced Collateral Interest pursuant to a separate custodial arrangement and already has copies of such documents, in which case no copies shall be required;
(2)an original or a copy of the related Participation Agreement;
(3)either (a) an original participation certificate evidencing such Participation in the name of the Issuer or (b) both (x) an original participation certificate evidencing such Participation in the name of a previous assignee, and (y) originals or copies of assignments of the related participation certificate showing an unbroken chain of assignment from the holder identified on the participation certificate to the Issuer;
(4)a copy of any related companion participation certificate;
and
(5)an assignment of the participation certificate evidencing such Participation endorsed in blank by the Issuer.
(ii)If such Collateral Interest is an A Note:
(1)(a) with respect to any Serviced Collateral Interest, each of the documents specified in clause (i) above with respect to such Split Loan and (b) with respect to any Non-Serviced Collateral Interest, each of the documents specified in clause (i) above with respect to such Split Loan (except (1) with respect to the documents referenced in subclause (i)(27), which (A) with respect to the Mortgage Note owned by the Issuer, shall be originals and (B) with respect to any other Mortgage Note, shall be copies and endorsed in blank or endorsed to the applicable holder and (2) with respect to the documents referenced in subclause (i)(27), which shall be in the name of the applicable holder), unless the Custodian is acting as the custodian for such Non-Custody Collateral Interest pursuant to a separate custodial arrangement and already has copies of such documents, in which case no copies shall be required; provided, that, in each case, the original Mortgage Note owned by the Issuer bearing all intervening endorsements shall be endorsed in blank or endorsed with respect to the documents “Pay to the order of INCREF 2026-FL2 LLC, without recourse,”;
(2)an original or a copy of the related Co-Lender Agreement;
(3)an original Mortgage Note evidencing such A Note;
(4)a copy of any promissory note evidencing any related

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Companion Note; and

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(5)an original assignment of the Mortgage Note evidencing such A Note endorsed in blank by the Issuer.
With respect to any documents which have been delivered or are being delivered to recording offices for recording and have not been returned to the Issuer (or the Seller) in time to permit their delivery hereunder at the time required, the Issuer (or the Seller) shall deliver such original recorded documents to the Custodian promptly when received by the Issuer (or the Seller) from the applicable recording office.
In connection with any Servicing Shift Collateral Interest, the foregoing documents shall be delivered to the Custodian by the Issuer (or the Seller) on or prior to the Closing Date and such documents shall be transferred to the Trustee pursuant to Section 3.3(k).
(d)The execution and delivery of this Indenture by the Custodian shall constitute certification that (i) each original note and participation certificate, if applicable, required to be delivered to the Custodian on behalf of the Trustee by the Issuer (or the Seller) and all allonges thereto, if any, have been received by the Custodian (directly or through a bailee) (provided however that to the extent that any such original participation certificate has not been received by the Custodian on or prior to the Closing Date, the Custodian will receive a PDF copy on or prior to the Closing Date of such original participation certificate; provided further that originals of such original participation certificates shall be provided no later than two (2) Business Days following the Closing Date); and (ii) such original note and participation certificate, if applicable, has been reviewed by the Custodian and (A) appears regular on its face (handwritten additions, changes or corrections shall not constitute irregularities if initialed), (B) appears to have been executed and (C) purports to relate to the related Collateral Interest. The Custodian agrees to review or cause to be reviewed the Collateral Interest Files within 60 days after the Closing Date, and to deliver to the Issuer, the Note Administrator, the Servicer, the Collateral Manager and the Trustee a certification in the form of Exhibit D attached hereto, indicating, subject to any exceptions found by it in such review (and any related exception report and any subsequent reports thereto shall be delivered to the other parties hereto, the Servicer in electronic format, including Excel-compatible format), (A) those documents referred to in Section 3.3(e) that have been received, and (B) that such documents have been executed, appear on their face to be what they purport to be, purport to be recorded or filed (as applicable) and have not been torn, mutilated or otherwise defaced, and appear on their faces to relate to the Collateral Interest. The Custodian shall have no responsibility for reviewing the Collateral Interest File except as expressly set forth in this Section 3.3(f). None of the Trustee, the Note Administrator, and the Custodian shall be under any duty or obligation to inspect, review, or examine any such documents, instruments or certificates to independently determine that they are valid, genuine, enforceable, legally sufficient, duly authorized, or appropriate for the represented purpose, whether the text of any assignment or endorsement is in proper or recordable form (except to determine if the endorsement conforms to the requirements of Section 3.3(e)), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, to independently determine that any document has actually been filed or recorded in the appropriate office, that any document is other than what it purports to be on its face, or whether the title insurance policies relate to the Mortgaged Property.

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No later than the 120th day after the Closing Date, and every quarter thereafter until all exceptions are cleared, the Custodian shall (i) deliver to the Issuer, with a copy

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to the Note Administrator, the Trustee, the Collateral Manager and the Servicer an exception report (which report and any updates or modifications thereto shall be delivered in electronic format, including Excel-compatible format) as to any remaining documents that are required to be, but are not in the Collateral Interest File and (ii) request that the Issuer cause such document deficiency to be cured.
(e)Without limiting the generality of the foregoing:
(f)from time to time upon the request of the Trustee, the Collateral Manager, Servicer or Special Servicer, the Issuer shall deliver (or cause to be delivered) to the Custodian any Loan Document in the possession of the Issuer and not previously delivered hereunder (including originals of Loan Documents not previously required to be delivered as originals) and as to which the Trustee, Collateral Manager, Servicer or Special Servicer, as applicable, shall have reasonably determined, or shall have been advised, to be necessary or appropriate for the administration of such Collateral Interest hereunder or under the Servicing Agreement or for the protection of the security interest of the Trustee under this Indenture;
(ii) in connection with any delivery of documents to the Custodian pursuant to clause (i) above, the Custodian shall deliver to the Collateral Manager and the Servicer, on behalf of the Issuer, a Certification in the form of Exhibit D acknowledging the receipt of such documents by the Custodian and that it is holding such documents subject to the terms of this Indenture; and from time to time upon request of the Collateral Manager, the Servicer or the Special Servicer, the Custodian shall, upon delivery by the Collateral Manager, the Servicer or Special Servicer, as applicable, of a Request for Release in the form of Exhibit E hereto, release to the Collateral Manager, the Servicer or the Special Servicer, as applicable, such of the Loan Documents then in its custody as the Collateral Manager, the Servicer or Special Servicer, as applicable, reasonably so requests. By submission of any such Request for Release, the Collateral Manager, the Servicer or the Special Servicer, as applicable, shall be deemed to have represented and warranted that it has determined in accordance with the Collateral Management Standard or the Servicing Standard, respectively, set forth in the Collateral Management Agreement or the Servicing Agreement, as the case may be, that the requested release is necessary for the administration of such Collateral Interest hereunder or under the Collateral Management Agreement or under the Servicing Agreement or for the protection of the security interest of the Trustee under this Indenture. The Collateral Manager, the Servicer or the Special Servicer shall return to the Custodian each Loan Document released from custody pursuant to this clause (iii) within twenty (20) Business Days of receipt thereof (except such Loan Documents as are released in connection with a sale, exchange or other disposition, in each case only as permitted under this Indenture, of the related Collateral Interest that is consummated within such twenty (20)-day period). Notwithstanding the foregoing provisions of this clause (iii), any note, participation certificate or other instrument evidencing a Pledged Collateral Interest shall be released only for the purpose of (1) a sale, exchange or other disposition of such Pledged Collateral Interest that is permitted in accordance with the terms of this Indenture, (2) presentation, collection, renewal or registration of transfer of such Collateral Interest, (3) in the case of any note, in connection with a payment in full of all amounts owing under such note or (4) as may be required by the Servicer or the Special Servicer in connection with a modification to the terms of the related Mortgage Loan or in connection with the exercise, or anticipated exercise, of remedies thereunder, in each case, solely as identified accordingly in the Request for Release. The Custodian shall not be responsible

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for the contents of any Collateral Interest File while not in the Custodian’s possession pursuant to a Request for Release.
With respect to any Servicing Shift Loan, on and after the related Servicing Shift Date, if pursuant to the related co-lender agreement and the Servicing Shift Servicing Agreement, and as appropriate for enforcing the terms of such Servicing Shift Loan, as applicable, the related servicer under the Servicing Shift Servicing Agreement requests delivery to it of the original Note upon submission of a Request for Release, then the Custodian shall release or cause the release of such original Note to the related servicer under the Servicing Shift Servicing Agreement or its designee.
(i)As of the Closing Date (with respect to the Collateral owned or existing as of the Closing Date) and each date on which any Collateral is acquired (only with respect to each Collateral so acquired or arising after the Closing Date), the Issuer represents and warrants as follows:
(i)this Indenture creates a valid and continuing security interest (as defined in the UCC) in the Collateral in favor of the Trustee for the benefit of the Secured Parties, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Issuer;
(ii)the Issuer owns and has good and marketable title to such Collateral free and clear of any lien, claim or encumbrance of any Person;
(iii)in the case of each Collateral, the Issuer has acquired its ownership in such Collateral in good faith without notice of any adverse claim as defined in Section 8-102(a)(1) of the UCC as in effect on the date hereof;
(iv)other than the security interest granted to the Trustee for the benefit of the Secured Parties pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral;
(v)the Issuer has not authorized the filing of, and is not aware of, any financing statements against the Issuer that include a description of collateral covering the Collateral other than any financing statement (x) relating to the security interest granted to the Trustee for the benefit of the Secured Parties hereunder or (y) that has been terminated; the Issuer is not aware of any judgment lien, Pension Benefit Guarantee Corporation lien or tax lien filings against the Issuer;
(vi)the Issuer has received all consents and approvals required by the terms of each Collateral and the Transaction Documents to grant to the Trustee its interest and rights in such Collateral hereunder;
the Issuer has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under

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applicable law in order to perfect the security interest in the Collateral granted to the Trustee for the benefit of the Secured Parties hereunder;

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(vii)all of the Collateral constitutes one or more of the following categories: an Instrument, a General Intangible, a Certificated Security or an uncertificated security, or a Financial Asset in which a Security Entitlement has been created and that has been or will have been credited to a Securities Account and Proceeds of all the foregoing;
(viii)the Securities Intermediary has agreed to treat all Collateral credited to the Custodial Account as a Financial Asset;
(ix)the Issuer has delivered a fully executed Securities Account Control Agreement (Indenture Accounts) pursuant to which the Securities Intermediary has agreed to comply with all instructions originated by the Trustee relating to the Indenture Accounts without further consent of the Issuer; none of the Indenture Accounts is in the name of any Person other than the Issuer, the Note Administrator or the Trustee; the Issuer has not consented to the Securities Intermediary to comply with any Entitlement Orders in respect of the Indenture Accounts and any Security Entitlement credited to any of the Indenture Accounts originated by any Person other than the Trustee or the Note Administrator on behalf of the Trustee;
(x)(A) all original executed copies of each promissory note, participation certificate or other writings that constitute or evidence any pledged obligation that constitutes an Instrument have been delivered to the Custodian for the benefit of the Trustee and
(B) none of the promissory notes, participation certificates or other writings that constitute or evidence such collateral has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed by the Issuer to any Person other than the Trustee;
(xi)each of the Indenture Accounts constitutes a Securities Account in respect of which Computershare Trust Company, National Association has agreed to be Securities Intermediary pursuant to the Securities Account Control Agreement (Indenture Accounts) on behalf of the Trustee as secured party under this Indenture.
(g)The Note Administrator shall cause all Eligible Investments delivered to the Note Administrator on behalf of the Issuer (upon receipt by the Note Administrator thereof) to be promptly credited to the applicable Account.
Notwithstanding anything to the contrary contained in this Section 3.3 or the Collateral Interest Purchase Agreement, in connection with a Servicing Shift Loan, (1) instruments of assignment to the Issuer may be in blank and need not be recorded pursuant to the Collateral Interest Purchase Agreement (other than the endorsements to the Note(s) evidencing the related Servicing Shift Collateral Interest) until the earlier of (i) the related Servicing Shift Date, in which case such instruments shall be assigned and recorded in accordance with the related Servicing Shift Servicing Agreement, (ii) 180 days following the Closing Date, and (iii) such Servicing Shift Loan becoming a Specially Serviced Loan prior to such Servicing Shift Date, in which case assignments and recordations shall be effected in accordance with the Collateral Interest Purchase Agreement until the occurrence, if any, of such Servicing Shift Date, (2) no letter of credit need be amended (including, without limitation, to change the beneficiary thereon) until the earlier of (i) the related Servicing Shift Date, in which case such amendment shall be in accordance with the related Servicing Shift Servicing Agreement, (ii) 180 days

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following the Closing Date, and (iii) such Servicing Shift Loan becoming a Specially Serviced Loan prior to

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such Servicing Shift Date in which case such amendment shall be effected in accordance with the terms of the Collateral Interest Purchase Agreement, and (3) on and following such Servicing Shift Date, the Person selling the related Servicing Shift Lead Interest to the related depositor under the Servicing Shift Servicing Agreement, at its own expense, shall be (a) entitled to direct in writing, via a Request for Release, which may be conclusively relied upon by the Custodian, the Custodian to deliver the originals of all the Loan Documents relating to such Servicing Shift Loan in its possession (other than the original Note(s) evidencing such Servicing Shift Collateral Interest) to the related trustee or custodian under the Servicing Shift Servicing Agreement, (b) if the right under clause (a) is exercised, required to cause the retention by or delivery to the Custodian of photocopies of Loan Documents related to such Servicing Shift Loan so delivered to such trustee or custodian under the Servicing Shift Servicing Agreement, (c) entitled to cause the completion (or, in the event of a recordation as contemplated by clause (1)(ii) of this paragraph, the preparation, execution and delivery) and recordation of instruments of assignment in the name of the related trustee or custodian under the Servicing Shift Servicing Agreement, (d) if the right under clause (c) is exercised, required to deliver to the Trustee or Custodian photocopies of any instruments of assignment so completed and recorded, and (e) entitled to require the Servicer to transfer, and to cooperate with all reasonable requests in connection with the transfer of, the Servicing File for such Servicing Shift Loan to the related servicer under the Servicing Shift Servicing Agreement.
(h)On the Servicing Shift Date, (i) the Custodian shall, upon receipt of a Request for Release transfer the related Collateral Interest File (other than the Note(s) evidencing the related Servicing Shift Collateral Interest, the original of which shall be retained by the Custodian) for the related Servicing Shift Loan to the related trustee or custodian under the Servicing Shift Servicing Agreement and retain a copy of such Collateral Interest File, provided that the Custodian shall not be required to retain a copy of such Collateral Interest File to the extent that the same entity serves as Custodian hereunder and as custodian under the Servicing Shift Servicing Agreement and is required to retain the documents in the Collateral Interest File under the Servicing Shift Servicing Agreement and (ii) the Servicer shall, upon receipt of notice from the Seller that the applicable Servicing Shift Lead Interest has been or is being securitized on the related Servicing Shift Date, transfer (and cooperate with reasonable requests in connection with such transfer of) the Servicing File for the related Servicing Shift Loan to the related servicer under the Servicing Shift Servicing Agreement.
Promptly following the Servicing Shift Date, in the case of each Servicing Shift Loan, the Seller shall send written notice to the related servicer under the Servicing Shift Servicing Agreement stating that, as of such date, the Issuer is the holder of the related Collateral Interest and directing such servicer under the Servicing Shift Servicing Agreement to remit to the Servicer all amounts payable to, and to forward, deliver or otherwise make available, as the case may be, to the Servicer all reports, statements, documents, communications and other information that are to be forwarded, delivered or otherwise made available to, the holder of such Non-Serviced Loan under the related intercreditor agreement and the related Servicing Shift Servicing Agreement. After the Servicing Shift Date, the Servicer shall service the Servicing Shift Collateral Interest in accordance with the terms set forth in Section 3.1(g) of the Servicing Agreement.

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ARTICLE 4 SATISFACTION AND DISCHARGE
Section 4.1 Satisfaction and Discharge of Indenture. This Indenture shall be discharged and shall cease to be of further effect except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) the rights, protections, indemnities and immunities of the Note Administrator (in each of its capacities), the Custodian and the Trustee and the specific obligations set forth below hereunder, (v) the rights, obligations and immunities of the Collateral Manager hereunder, under the Collateral Management Agreement and under the Servicing Agreement, and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property deposited with the Custodian or Securities Intermediary (on behalf of the Trustee) and payable to all or any of them (and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture) when:
(a)(i)    either:
(1)all Notes theretofore authenticated and delivered to Noteholders (other than (A) Notes which have been mutilated, defaced, destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.6 and (B) Notes for which payment has theretofore irrevocably been deposited in trust and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 7.3) have been delivered to the Notes Registrar for cancellation; or
(2)all Notes not theretofore delivered to the Notes Registrar for cancellation (A) have become due and payable, or (B) shall become due and payable at their Stated Maturity Date within one year, or (C) are to be called for redemption pursuant to Article 9 under an arrangement satisfactory to the Note Administrator for the giving of notice of redemption by the Issuer pursuant to Section 9.3 and either (x) the Issuer has irrevocably deposited or caused to be deposited with the Note Administrator, Cash or non-callable direct obligations of the United States of America; which obligations are entitled to the full faith and credit of the United States of America or are debt obligations which are rated “Aaa” by Moody’s and “AAA” by Fitch in an amount sufficient, as recalculated by a firm of Independent nationally-recognized certified public accountants, to pay and discharge the entire indebtedness (including, in the case of a redemption pursuant to Section 9.1, the Redemption Price) on such Notes not theretofore delivered to the Note Administrator for cancellation, for principal and interest to the date of such deposit (in the case of Notes which have become due and payable), or to the respective Stated Maturity Date or the respective Redemption Date, as the case may be or (y) in the event all of the Collateral is liquidated following the satisfaction of the conditions specified in Article 5, the Issuer shall have deposited or caused to be deposited with the Note Administrator, all proceeds of such liquidation of the Collateral, for payment in accordance with the Priority of Payments;

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the Issuer has paid or caused to be paid all other sums then due and payable hereunder (including any amounts then due and payable pursuant to the Collateral

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Management Agreement and the Servicing Agreement) by the Issuer and no other amounts are scheduled to be due and payable by the Issuer other than Dissolution Expenses; and
(ii)the Issuer has delivered to the Trustee and the Note Administrator Officer’s Certificates and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with;
provided, however, that in the case of clause (a)(i)(2)(x) above, the Issuer has delivered to the Trustee and Note Administrator an opinion of Sidley Austin LLP or an opinion of another tax counsel of nationally recognized standing in the United States experienced in such matters to the effect that the Noteholders would recognize no income gain or loss for U.S. federal income tax purposes as a result of such deposit and satisfaction and discharge of this Indenture; or
(b)(i) the Issuer has delivered to the Trustee and Note Administrator a certificate stating that (1) there is no Collateral (other than (x) the Collateral Management Agreement, the Servicing Agreement and the Servicing Accounts related thereto and the Securities Account Control Agreement (Indenture Accounts) and the Indenture Accounts related thereto and
(y) certain excepted property described in this Indenture and cash in an amount not greater than the Dissolution Expenses) that remain subject to the lien of this Indenture, and (2) all funds on deposit in or to the credit of the Accounts have been distributed in accordance with the terms of this Indenture or have otherwise been irrevocably deposited with the Servicer under the Servicing Agreement for such purpose; and
(ii) the Issuer has delivered to the Note Administrator and the Trustee Officer’s Certificates and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.
Notwithstanding the satisfaction and discharge of this Indenture, the rights and obligations of the Issuer, the Trustee, the Note Administrator, and, if applicable, the Noteholders, as the case may be, under Section 2.7, Section 4.2, Section 5.4(d), Section 5.9, Section 5.18, Section 6.7, Section 7.3 and Section 14.12 hereof shall survive.
Section 4.2 Application of Amounts held in Trust. All amounts deposited with the Note Administrator pursuant to Section 4.1 shall be held in trust and applied by it in accordance with the provisions of the Notes and this Indenture (including, without limitation, the Priority of Payments) to the payment of the principal and interest, either directly or through any Paying Agent, as the Note Administrator may determine, and such amounts shall be held in a segregated account identified as being held in trust for the benefit of the Secured Parties.
Section 4.3 Repayment of Amounts Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all amounts then held by any Paying Agent, upon demand of the Issuer, shall be remitted to the Note Administrator to be held and applied pursuant to Section 7.3 hereof and, in the case of amounts payable on the Notes, in accordance with the Priority of Payments and thereupon such Paying Agent shall be released from all further liability with respect to such amounts.

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Section 4.4 Limitation on Obligation to Incur Company Administrative Expenses. If at any time after an Event of Default has occurred and the Notes have been declared immediately

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due and payable, the sum of (i) Eligible Investments, (ii) Cash and (iii) amounts reasonably expected to be received by the Issuer with respect to the Collateral Interests in Cash during the current Due Period (as certified by the Collateral Manager in its reasonable judgment) is less than the sum of Dissolution Expenses and any accrued and unpaid Company Administrative Expenses, then notwithstanding any other provision of this Indenture, the Issuer shall no longer be required to incur Company Administrative Expenses as otherwise required by this Indenture to any Person, other than with respect to fees and indemnities of, and other payments, charges and expenses incurred in connection with opinions, reports or services to be provided to or for the benefit of, the Trustee, the Note Administrator, the Servicer, the Special Servicer or any of their respective Affiliates. Any failure to pay such amounts or provide or obtain such opinions, reports or services no longer required hereunder shall not constitute a Default hereunder.
ARTICLE 5

REMEDIES
Section 5.1    Events of Default.
“Event of Default,” wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):
(a)a default in the payment of any interest on any of the Class A Notes, the Class A-S Notes and the Class B Notes (or, if none of the Class A Notes, the Class A-S Notes or the Class B Notes are Outstanding, any Note (other than the Income Notes) of the most senior Class Outstanding) when the same becomes due and payable and the continuation of any such default for three (3) Business Days after a Trust Officer of the Note Administrator has actual knowledge or receives notice from any holder of Notes (other than the Income Notes) of such payment default; provided that in the case of a failure to disburse funds due to an administrative error or omission by the Collateral Manager, the Note Administrator, the Trustee or any paying agent, such failure continues for five (5) Business Days after a trust officer of the Note Administrator receives written notice or has actual knowledge of such administrative error or omission;
(b)a default in the payment of principal (or the related Redemption Price, if applicable) of any Class of Notes (other than the Income Notes) when the same becomes due and payable, at its Stated Maturity Date or any Redemption Date; provided, in each case, that in the case of a failure to disburse funds due to an administrative error or omission by the Collateral Manager, the Note Administrator, the Trustee or any paying agent, such failure continues for five
(5) Business Days after a trust officer of the Note Administrator receives written notice or has actual knowledge of such administrative error or omission;
(c)the failure on any Payment Date to disburse amounts in excess of $500,000 available in the Payment Account in accordance with the Priority of Payments set forth under Section 11.1(a) (other than (i) a default in payment described in clause (a) or (b) above and
(ii) unless the Income Noteholders object, a failure to disburse any amounts to the Income

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Noteholders), which failure continues for a period of three (3) Business Days or, in the case of a failure to disburse such amounts due to an administrative error or omission by the Note Administrator, the Trustee or the Paying Agent, which failure continues for five (5) Business Days;
(d)the Issuer or the pool of Collateral becomes an investment company required to be registered under the 1940 Act;
(e)a default in the performance, or breach, of any other covenant or other agreement of the Issuer (other than the covenant to make the payments described in clauses (a),
(b) or (c) above or to satisfy the Note Protection Tests) or any representation or warranty of the Issuer hereunder or in any certificate or other writing delivered pursuant hereto or in connection herewith proves to be incorrect in any material respect when made, and the continuation of such default or breach for a period of 30 days (or, if such default, breach or failure has an adverse effect on the validity, perfection or priority of the security interest granted hereunder, 15 days) after either the Issuer or the Collateral Manager has actual knowledge thereof or after notice thereof to the Issuer by the Trustee or to the Issuer, the Collateral Manager and the Trustee by Holders of at least 25% of the Aggregate Outstanding Amount of the Controlling Class;
(f)the entry of a decree or order by a court having competent jurisdiction adjudging the Issuer as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer under the Bankruptcy Code, or any bankruptcy, insolvency, reorganization or similar law enacted under the laws of the State of Delaware or any other applicable law, or appointing a receiver, liquidator, assignee, or sequestrator (or other similar official) of the Issuer or of any substantial part of its property, respectively, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;
(g)the institution by the Issuer of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Bankruptcy Code, or any bankruptcy, insolvency, reorganization or similar law enacted under the laws of the State of Delaware or any other similar applicable law or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Issuer or of any substantial part of its property, respectively, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of any action by the Issuer in furtherance of any such action;
(h)one or more final judgments being rendered against the Issuer which exceed, in the aggregate, U.S.$1,000,000 and which remain unstayed, undischarged and unsatisfied for 30 days after such judgment(s) becomes nonappealable, unless adequate funds have been reserved or set aside for the payment thereof, and unless (except as otherwise specified in writing by the Rating Agencies) a No Downgrade Confirmation has been received from the Rating Agencies; or

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the Issuer loses its status as a Qualified REIT Subsidiary or other disregarded entity of INCREF Sub-REIT or another REIT for U.S. federal income tax purposes,

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unless (A) within 90 days, the Issuer either (1) delivers an opinion of tax counsel of nationally recognized standing in the United States experienced in such matters to the effect that, notwithstanding the Issuer’s loss of Qualified REIT Subsidiary or disregarded entity status for
U.S. federal income tax purposes, the Issuer is not, and has not been, an association (or publicly traded partnership or taxable mortgage pool) taxable as a corporation, or is not, and has not been, otherwise subject to U.S. federal income tax on a net basis and the Noteholders are not otherwise materially adversely affected by the loss of Qualified REIT Subsidiary or disregarded entity status for U.S. federal income tax purposes or (2) receives an amount from the Income Noteholders sufficient to discharge in full the amounts then due and unpaid on the Notes and amounts and expenses described in clauses (1) through (4) and (19) under Section 11.1(a)(i) in accordance with the Priority of Payments or (B) all Classes of the Notes are subject to a Tax Redemption announced by the Issuer in compliance with this Indenture, and such redemption has not been rescinded.
Upon becoming aware of the occurrence of an Event of Default, the Issuer, shall promptly notify (or shall procure the prompt notification of) the Trustee, the Note Administrator, the Servicer, the Special Servicer and the Income Noteholders in writing. If the Collateral Manager or the Note Administrator has actual knowledge of the occurrence of an Event of Default, the Collateral Manager or the Note Administrator shall promptly notify, in writing, the Trustee, the Servicer, the Special Servicer, the Noteholders and the Rating Agencies of the occurrence of such Event of Default.
Section 5.2    Acceleration of Maturity; Rescission and Annulment.
(a)If an Event of Default shall occur and be continuing (other than the Events of Default specified in Section 5.1(f) or Section 5.1(g)), the Trustee may (and shall at the direction of a Majority, by outstanding principal amount, of each Class of Offered Notes voting as a separate Class (excluding any Notes owned by the Collateral Manager or any of its Affiliates), or if no Class of Offered Notes is outstanding, a majority by outstanding principal amount, of the Class F Notes or, if no Class of Offered Notes and no Class F Notes are outstanding, a majority by outstanding principal amount, of the Class G Notes), declare the principal of and accrued and unpaid interest on all the Notes to be immediately due and payable (and any such acceleration shall automatically terminate the Reinvestment Period). Upon any such declaration such principal, together with all accrued and unpaid interest thereon, and other amounts payable thereunder in accordance with the Priority of Payments will become immediately due and payable. If an Event of Default described in Section 5.1(f) or Section 5.1(g) above occurs, such an acceleration shall occur automatically and without any further action, and any such acceleration shall automatically terminate the Reinvestment Period. If the Notes are accelerated, payments shall be made in the order and priority set forth in Section 11.1(a) hereof.
At any time after such a declaration of acceleration of Maturity of the Notes has been made, and before a judgment or decree for payment of the amounts due has been obtained by the Trustee as hereinafter provided in this Article 5, a Majority of each Class of Offered Notes (voting as a separate Class), or if no Class of Offered Notes is outstanding, a majority by outstanding principal amount, of the Class F Notes and the Class G Notes, other than with respect to an Event of Default specified in Section 5.1(d), Section 5.1(f), Section 5.1(g), or

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Section 5.1(i), by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if:

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sufficient to pay:
(i)the Issuer has paid or deposited with the Note Administrator a sum

(A)all unpaid installments of interest on and principal on the

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Notes that would be due and payable hereunder if the Event of Default giving rise to such acceleration had not occurred;
(B)all unpaid taxes of the Issuer, Company Administrative Expenses and other sums paid or advanced by or otherwise due and payable to the Note Administrator or to the Trustee hereunder;
(C)with respect to the Advancing Agent, the Backup Advancing Agent and the Trustee, any amount due and payable for unreimbursed Interest Advances and Reimbursement Interest; and
(D)with respect to the Collateral Management Agreement and the Servicing Agreement, as applicable, any Collateral Manager Fee then due and any Company Administrative Expense due and payable to the Collateral Manager, the Servicer and/or the Special Servicer thereunder; and
(ii)the Trustee has received notice that all Events of Default, other than the non-payment of the interest and principal on the Notes that have become due solely by such acceleration, have been cured and a Majority of the Controlling Class, by written notice to the Trustee, has agreed with such notice (which agreement shall not be unreasonably withheld or delayed) or waived as provided in Section 5.14.
At any such time that the Trustee, subject to Section 5.2(b), shall rescind and annul such declaration and its consequences as permitted hereinabove, the Collateral shall be preserved in accordance with the provisions of Section 5.5 with respect to the Event of Default that gave rise to such declaration; provided, however, that if such preservation of the Collateral is rescinded pursuant to Section 5.5, the Notes may be accelerated pursuant to the first paragraph of this Section 5.2, notwithstanding any previous rescission and annulment of a declaration of acceleration pursuant to this paragraph.
No such rescission shall affect any subsequent Default or impair any right consequent thereon.
(b)Subject to Section 5.4 and Section 5.5, a Majority of the Controlling Class shall have the right to direct the Trustee in the conduct of any Proceedings for any remedy available to the Trustee or in the sale of any or all of the Collateral; provided that (i) such direction will not conflict with any rule of law or this Indenture; (ii) the Trustee may take any other action not inconsistent with such direction; (iii) the Trustee has received security or indemnity satisfactory to it; and (iv) any direction to undertake a sale of the Collateral may be made only as described in Section 5.17. The Trustee shall be entitled to refuse to take any action absent such direction.
(c)As security for the payment by the Issuer of the compensation and expenses of the Trustee, the Note Administrator, and any sums the Trustee or Note Administrator shall be entitled to receive as indemnification by the Issuer, the Issuer hereby grants the Trustee a lien on

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the Collateral, which lien is senior to the lien of the Noteholders. The Trustee’s lien shall be subject to the Priority of Payments and exercisable by the Trustee only if the Notes have been declared due and payable following an Event of Default and such acceleration has not been rescinded or annulled.
(d)A Majority of the Aggregate Outstanding Amount of each Class of Notes may, prior to the time a judgment or decree for the payment of amounts due has been obtained by the Trustee, waive any past Default on behalf of the holders of all the Notes and its consequences in accordance with Section 5.14.
Section 5.3    Collection of Indebtedness and Suits for Enforcement by Trustee.
The Issuer covenants that if a Default shall occur in respect of the payment of any interest on any Class A Note, the payment of principal on any Class A Note (but only after interest with respect to the Class A Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of interest on any Class A-S Note (but only after interest and principal with respect to the Class A Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of principal on any Class A-S Note (but only after interest and principal with respect to the Class A Notes and interest with respect to the Class A-S Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of interest on any Class B Note (but only after interest with respect to the Class A Notes and the Class A-S Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of principal on any Class B Note (but only after interest and principal with respect to the Class A Notes and the Class A-S Notes and interest with respect to the Class B Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of interest on any Class C Note (but only after interest with respect to the Class A Notes, the Class A-S Notes and Class B Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of principal on any Class C Note (but only after interest and principal with respect to the Class A Notes, the Class A-S Notes and the Class B Notes and interest with respect to the Class C Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of interest on any Class D Note (but only after interest with respect to the Class A Notes, the Class A-S Notes, the Class B Notes and the Class C Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of principal on any Class D Note (but only after interest and principal with respect to the Class A Notes, the Class A-S Notes, the Class B Notes and the Class C Notes and interest with respect to the Class D Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of interest on any Class E Note (but only after interest with respect to the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes and the Class D Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of principal on any Class E Note (but only after interest and principal with respect to the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes and the Class D Notes and interest with respect to the Class E Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of interest on any

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Class F Note (but only after interest with respect to the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes and any amounts

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payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of principal on any Class F Note (but only after interest and principal with respect to the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes and interest with respect to the Class F Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the payment of interest on any Class G Note (but only after interest with respect to the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full) or the payment of principal on any Class G Note (but only after interest and principal with respect to the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes and interest with respect to the Class G Notes and any amounts payable pursuant to Section 11.1(a) having a higher priority have been paid in full), the Issuer shall, upon demand of the Trustee or any affected Noteholder, pay to the Note Administrator on behalf of the Trustee, for the benefit of the Holder of such Note, the whole amount, if any, then due and payable on such Note for principal and interest or other payment with interest on the overdue principal and, to the extent that payments of such interest shall be legally enforceable, upon overdue installments of interest, at the applicable interest rate and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Note Administrator, the Trustee and such Noteholder and their respective agents and counsel.
If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee, as Trustee of an express trust, and at the expense of the Issuer, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or any other obligor upon the Notes and collect the amounts adjudged or decreed to be payable in the manner provided by law out of the Collateral.
If an Event of Default occurs and is continuing, the Trustee shall proceed to protect and enforce its rights and the rights of the Noteholders by such Proceedings (x) as directed by a Majority of the Controlling Class or (y) in the absence of direction by a Majority of the Controlling Class, as determined by the Trustee acting in good faith; provided that (a) such direction must not conflict with any rule of law or with any express provision of this Indenture, (b) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction,
(c) the Trustee has been provided with security or indemnity satisfactory to it, and
(d) notwithstanding the foregoing, any direction to the Trustee to undertake a sale of Collateral may be given only in accordance with the preceding paragraph, in connection with any sale and liquidation of all or a portion of the Collateral, the preceding sentence, and, in all cases, the applicable provisions of this Indenture. Such Proceedings shall be used for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture or by law. Any direction to the Trustee to undertake a sale of Collateral shall be forwarded to the Special Servicer, and the Special Servicer shall conduct any such sale in accordance with the terms of the Servicing Agreement.

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In the case where (x) there shall be pending Proceedings relative to the Issuer under the Bankruptcy Code or any other applicable bankruptcy, insolvency or other similar law, (y) a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar

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official shall have been appointed for or taken possession of the Issuer or its property, or (z) there shall be any other comparable Proceedings relative to the Issuer or the creditors or property of the Issuer, regardless of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration, or otherwise and regardless of whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.3, the Trustee shall be entitled and empowered, by intervention in such Proceedings or otherwise:
(i)to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in any Proceedings relative to the Issuer or other obligor upon the Notes or to the creditors or property of the Issuer or such other obligor;
(ii)unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or of a Person performing similar functions in comparable Proceedings; and
(iii)to collect and receive (or cause the Note Administrator to collect and receive) any amounts or other property payable to or deliverable on any such claims, and to distribute (or cause the Note Administrator to distribute) all amounts received with respect to the claims of the Noteholders and of the Trustee on their behalf; the Secured Parties, and any trustee, receiver or liquidator, custodian or other similar official is hereby authorized by each of the Noteholders to make payments to the Trustee (or the Note Administrator on its behalf), and, in the event that the Trustee shall consent to the making of payments directly to the Noteholders, to pay to the Trustee and the Note Administrator such amounts as shall be sufficient to cover reasonable compensation to the Trustee and the Note Administrator, each predecessor trustee and note administrator, and their respective agents, attorneys and counsel, and all other reasonable expenses and liabilities incurred, and all advances made, by the Backup Advancing Agent and each predecessor backup advancing agent.
Nothing herein contained shall be deemed to authorize the Trustee to authorize, consent to, vote for, accept or adopt, on behalf of any Noteholder, any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such Proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.
All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any action or Proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, shall be applied as set forth in Section 5.7.

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Notwithstanding anything in this Section 5.3 to the contrary, the Trustee may not sell or liquidate the Collateral or institute Proceedings in furtherance thereof pursuant to this Section 5.3 unless the conditions specified in Section 5.5(a) are met and any sale of Collateral contemplated to be conducted by the Trustee under this Indenture shall be effected by the Special Servicer pursuant to the terms of the Servicing Agreement, and the Trustee shall have no liability or responsibility for or in connection with any such sale.
Section 5.4    Remedies.
(a)If an Event of Default has occurred and is continuing, and the Notes have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Issuer agrees that the Trustee, or, with respect to any sale of any Collateral Interests, the Special Servicer, may, after notice to the Note Administrator and the Noteholders, and shall, upon direction by a Majority of the Controlling Class, to the extent permitted by applicable law, exercise one or more of the following rights, privileges and remedies:
(i)institute Proceedings for the collection of all amounts then payable on the Notes or otherwise payable under this Indenture (whether by declaration or otherwise), enforce any judgment obtained and collect from the Collateral any amounts adjudged due;
(ii)sell all or a portion of the Collateral or rights of interest therein, at one or more public or private sales called and conducted in any manner permitted by law and in accordance with Section 5.17 hereof (provided that any such sale shall be conducted by the Special Servicer pursuant to the Servicing Agreement);
(iii)institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Collateral;
(iv)exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Secured Parties hereunder; and
(v)exercise any other rights and remedies that may be available at law or in equity;
provided, however, that no sale or liquidation of the Collateral or institution of Proceedings in furtherance thereof pursuant to this Section 5.4 may be effected unless either of the conditions specified in Section 5.5(a) are met.
The Issuer shall, at the Issuer’s expense, upon request of the Trustee or the Special Servicer, obtain and rely upon an opinion of an Independent investment banking firm as to the feasibility of any action proposed to be taken in accordance with this Section 5.4 and as to the sufficiency of the proceeds and other amounts expected to be received with respect to the Collateral to make the required payments of principal of and interest on the Notes and other amounts payable hereunder, which opinion shall be conclusive evidence as to such feasibility or sufficiency.

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If an Event of Default as described in Section 5.1(e) hereof shall have occurred and be continuing, the Trustee may, and at the request of the Holders of not less than

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25% of the Aggregate Outstanding Amount of the Controlling Class shall, institute a Proceeding solely to compel performance of the covenant or agreement or to cure the representation or warranty, the breach of which gave rise to the Event of Default under such Section, and enforce any equitable decree or order arising from such Proceeding.
(b)Upon any Sale, whether made under the power of sale hereby given or by virtue of judicial proceedings, any Noteholder, the Collateral Manager, the Special Servicer or the Servicer or any of their respective Affiliates may bid for and purchase the Collateral or any part thereof and, upon compliance with the terms of Sale, may hold, retain, possess or dispose of such property in its or their own absolute right without accountability; and any purchaser at any such Sale may, in paying the purchase money, turn in any of the Notes in lieu of Cash equal to the amount which shall, upon distribution of the net proceeds of such sale, be payable on the Notes so turned in by such Holder (taking into account the Class of such Notes). Such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall either be returned to the Holders thereof after proper notation has been made thereon to show partial payment or a new note shall be delivered to the Holders reflecting the reduced interest thereon.
Upon any Sale, whether made under the power of sale hereby given or by virtue of judicial proceedings, the receipt of the Note Administrator or of the Officer making a sale under judicial proceedings shall be a sufficient discharge to the purchaser or purchasers at any sale for its or their purchase money and such purchaser or purchasers shall not be obliged to see to the application thereof.
Any such Sale, whether under any power of sale hereby given or by virtue of judicial proceedings, shall (x) bind the Issuer, the Trustee, the Note Administrator and the Noteholders, shall operate to divest all right, title and interest whatsoever, either at law or in equity, of each of them in and to the property sold and (y) be a perpetual bar, both at law and in equity, against each of them and their successors and assigns, and against any and all Persons claiming through or under them.
Notwithstanding any other provision of this Indenture or any other Transaction Document, none of the Advancing Agent, the Trustee, the Note Administrator or any other Secured Party, the Designated Transaction Representative, any other party to any Transaction Document, the Holder of the Notes and the holders of the Membership Interests in the Issuer or third party beneficiary of this Indenture may, prior to the date which is one year and one day, or, if longer, the applicable preference period then in effect and 1 day after the payment in full of all Notes, institute against, or join any other Person in instituting against, the Issuer or any Issuer Subsidiary any bankruptcy, reorganization, arrangement, insolvency, winding up, moratorium or liquidation proceedings, or other proceedings under federal or State bankruptcy or similar laws of any jurisdiction. Nothing in this Section 5.4 shall preclude, or be deemed to stop, the Advancing Agent, the Trustee, the Note Administrator, or any other Secured Party or any other party to any Transaction Document (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or, if longer, the applicable preference period then in effect and one day in (A) any case or proceeding voluntarily filed or commenced by the Issuer or (B) any involuntary insolvency proceeding filed or commenced by a Person other than the Trustee, the

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Note Administrator or any other Secured Party or any other party to any Transaction Document, or (ii) from commencing against the Issuer or any of its properties any legal action

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which is not a bankruptcy, reorganization, arrangement, insolvency, winding-up, moratorium or liquidation proceeding.
Section 5.5    Preservation of Collateral.
(a)Notwithstanding anything to the contrary herein, if an Event of Default shall have occurred and be continuing when any of the Notes are Outstanding, the Trustee and the Note Administrator, as applicable, shall (except as otherwise expressly permitted or required under this Indenture) retain the Collateral securing the Secured Notes, collect and cause the collection of the proceeds thereof and make and apply all payments and deposits and maintain all accounts in respect of the Collateral and the Notes in accordance with the Priority of Payments and the provisions of Articles 10, 12 and 13 and shall not sell or liquidate the Collateral, unless either:
(i)the Note Administrator, pursuant to Section 5.5(c), determines (based upon information delivered to it in accordance with this Indenture) that the anticipated proceeds of a sale or liquidation of the Collateral (after deducting the reasonable expenses of such sale or liquidation) would be sufficient to discharge in full the amounts then due and unpaid on the Notes, Company Administrative Expenses due and payable pursuant to the Priority of Payments, the Collateral Manager Fees due and payable pursuant to the Priority of Payments and amounts due and payable to the Advancing Agent, the Backup Advancing Agent and the Trustee, in respect of unreimbursed Interest Advances and Reimbursement Interest, for principal and interest, and, upon receipt of information from Persons to whom fees and expenses are payable, all other amounts payable prior to payment of principal on the Notes due and payable pursuant to Section 11.1(a)(iii) and the holders of a Majority of the Controlling Class agrees with such determination; or
(ii)a Supermajority of each Class of Notes (each voting as a separate Class) directs the sale and liquidation of all or a portion of the Collateral.
In the event of a sale of all or a portion of the Collateral pursuant to clause (ii) above, the Special Servicer on behalf of the Trustee shall be required to sell that portion of the Collateral identified by the requisite Noteholders and all proceeds of such sale shall be remitted to the Note Administrator for distribution in the order set forth in Section 11.1(a). The Note Administrator shall give written notice of the retention of the Collateral by the Custodian to the Issuer, the Collateral Manager, the Trustee, the Servicer, the Special Servicer and the Rating Agencies. So long as such Event of Default is continuing, any such retention pursuant to this Section 5.5(a) may be rescinded at any time when the conditions specified in clause (i) or (ii) above exist.
(b)Nothing contained in Section 5.5(a) shall be construed to require a sale of the Collateral securing the Secured Notes if the conditions set forth in Section 5.5(a) are not satisfied. Nothing contained in Section 5.5(a) shall be construed to require the Trustee to preserve the Collateral securing the Secured Notes if prohibited by applicable law.
In determining whether the condition specified in Section 5.5(a)(i) exists, the Collateral Manager shall obtain bid prices with respect to each Collateral Interest from two

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dealers (Independent of the Collateral Manager and any of its Affiliates) at the time making a market in such Collateral Interests that, at that time, engage in the trading, origination or

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securitization of whole loans or participations similar to the Collateral Interests (or, if only one such dealer can be engaged, then the Collateral Manager shall obtain a bid price from such dealer or, if no such dealer can be engaged, from a pricing service). The Collateral Manager shall compute the anticipated proceeds of sale or liquidation on the basis of the lowest of such bid prices for each such Collateral Interest and provide the Trustee and the Note Administrator with the results thereof. For the purposes of determining issues relating to the market value of any Collateral Interest and the execution of a sale or other liquidation thereof, the Special Servicer may, but need not, retain at the expense of the Issuer and rely on an opinion of an Independent investment banking firm of national reputation or other appropriate advisors (the cost of which shall be payable as a Company Administrative Expense) in connection with a determination as to whether the condition specified in Section 5.5(a)(i) exists.
The Note Administrator shall promptly deliver to the Noteholders and the Servicer, and the Note Administrator shall post to the Note Administrator’s Website, a report stating the results of any determination required to be made pursuant to Section 5.5(a)(i) based solely on the Collateral Manager’s determination made pursuant to this Section 5.5(c).
Section 5.6 Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Indenture or under any of the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceeding relating thereto, and any such action or Proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust. Any recovery of judgment in respect of the Notes shall be applied as set forth in Section 5.7 hereof.
In any Proceedings brought by the Trustee (and in any Proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) in respect of the Notes, the Trustee shall be deemed to represent all the Holders of the Notes.
Section 5.7 Application of Amounts Collected. Any amounts collected by the Note Administrator with respect to the Notes pursuant to this Article 5 and any amounts that may then be held or thereafter received by the Note Administrator with respect to the Notes hereunder shall be applied subject to Section 13.1 hereof and in accordance with the Priority of Payments set forth in Section 11.1(a)(iii) hereof, at the date or dates fixed by the Note Administrator.
Section 5.8 Limitation on Suits. No Holder of any Notes shall have any right to institute any Proceedings (the right of a Noteholder to institute any proceeding with respect to this Indenture or the Notes is subject to any non-petition covenants set forth in this Indenture or the Notes), judicial or otherwise, with respect to this Indenture or the Notes, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:
(a)such Holder has previously given to the Trustee written notice of an Event of Default;
(b)except as otherwise provided in Section 5.9 hereof, the Holders of at least

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25% of the then Aggregate Outstanding Amount of the Controlling Class shall have made written request to the Trustee to institute Proceedings in respect of such Event of Default in its own name as Trustee hereunder and such Holders have offered to the Trustee indemnity reasonably

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satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;
(c)the Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding; and
(d)no direction inconsistent with such written request has been given to the Trustee during such 30-day period by a Majority of the Controlling Class; it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture or the Notes to affect, disturb or prejudice the rights of any other Holders of Notes of the same Class or to obtain or to seek to obtain priority or preference over any other Holders of the Notes of the same Class or to enforce any right under this Indenture or the Notes, except in the manner herein or therein provided and for the equal and ratable benefit of all the Holders of Notes of the same Class subject to and in accordance with Section 13.1 hereof and the Priority of Payments.
In the event the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of the Controlling Class, each representing less than a Majority of the Controlling Class, the Trustee shall not be required to take any action until it shall have received the direction of a Majority of the Controlling Class.
Section 5.9 Unconditional Rights of Noteholders to Receive Principal and Interest. Notwithstanding any other provision in this Indenture (except for Section 2.7(e)), the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note as such principal, interest and other amounts become due and payable in accordance with the Priority of Payments and Section 13.1, and, subject to the provisions of Section 5.4 and Section 5.8 to institute Proceedings for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder; provided, however, that the right of such Holder to institute proceedings for the enforcement of any such payment shall not be subject to the 25% threshold requirement set forth in Section 5.8(b).
Section 5.10 Restoration of Rights and Remedies. If the Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Noteholder, then (and in every such case) the Issuer, the Trustee, and the Noteholder shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.
Section 5.11 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Trustee, the Note Administrator or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

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Section 5.12 Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein or a waiver of a subsequent Event of Default. Every right and remedy given by this Article 5 or by law to the Trustee, or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, or by the Noteholders, as the case may be.
Section 5.13 Control by the Controlling Class. Subject to Sections 5.2(a) and (b), but notwithstanding any other provision of this Indenture, if an Event of Default shall have occurred and be continuing when any of the Notes are Outstanding, a Majority of the Controlling Class shall have the right to cause the institution of, and direct the time, method and place of conducting, any Proceeding for any remedy available to the Trustee and for exercising any trust, right, remedy or power conferred on the Trustee in respect of the Notes; provided that:
(a)such direction shall not conflict with any rule of law or with this Indenture;
(b)the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction; provided, however, that, subject to Section 6.1, the Trustee need not take any action that it determines might involve it in liability (unless the Trustee has received indemnity satisfactory to it against such liability as set forth below);
(c)the Trustee shall have been provided with indemnity satisfactory to it; and
(d)notwithstanding the foregoing, any direction to the Trustee to undertake a Sale of the Collateral shall be performed by the Special Servicer on behalf of the Trustee, and must satisfy the requirements of Section 5.5.
Section 5.14 Waiver of Past Defaults. Prior to the time a judgment or decree for payment of the amounts due has been obtained by the Trustee, as provided in this Article 5, a Majority of each and every Class of Notes (voting as a separate Class) may, on behalf of the Holders of all the Notes, waive any past Default in respect of the Notes and its consequences, except a Default:
(a)in the payment of principal of any Note;
(b)in the payment of interest in respect of the Controlling Class;
(c)in respect of a covenant or provision hereof that, under Section 8.2, cannot be modified or amended without the waiver or consent of the Holder of each Outstanding Note adversely affected thereby; or
(d)in respect of any right, covenant or provision hereof for the individual protection or benefit of the Trustee or the Note Administrator, without the Trustee’s or the Note Administrator’s express written consent thereto, as applicable.

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In the case of any such waiver, the Issuer, the Trustee, and the Holders of the Notes shall be restored to their respective former positions and rights hereunder, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

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Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto. Any such waiver shall be effectuated upon receipt by the Trustee and the Note Administrator of a written waiver by such Majority of each Class of Notes.
Section 5.15 Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.15 shall not apply to any suit instituted by (x) the Trustee, (y) any Noteholder, or group of Noteholders, holding in the aggregate more than 10% of the Aggregate Outstanding Amount of the Controlling Class or (z) any Noteholder for the enforcement of the payment of the principal of or interest on any Note or any other amount payable hereunder on or after the Stated Maturity Date (or, in the case of redemption, on or after the applicable Redemption Date).
Section 5.16 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force (including but not limited to filing a voluntary petition under Chapter 11 of the Bankruptcy Code and by the voluntary commencement of a proceeding or the filing of a petition seeking winding up, liquidation, reorganization or other relief under any bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws now or hereafter in effect), which may affect the covenants, the performance of or any remedies under this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.
Section 5.17    Sale of Collateral.
The power to effect any sale (a “Sale”) of any portion of the Collateral pursuant to Sections 5.4 and 5.5 hereof shall not be exhausted by any one or more Sales as to any portion of such Collateral remaining unsold, but shall continue unimpaired until all amounts secured by the Collateral shall have been paid or if there are insufficient proceeds to pay such amount until the entire Collateral shall have been sold. The Special Servicer may, upon notice to the Noteholders, and shall, upon direction of a Majority of the Controlling Class, from time to time postpone any Sale by public announcement made at the time and place of such Sale; provided, however, that if the Sale is rescheduled for a date more than three (3) Business Days after the date of the determination by the Special Servicer pursuant to Section 5.5(a)(i) hereof, such Sale shall not

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occur unless and until the Special Servicer has again made the determination required by Section 5.5(a)(i) hereof. The Trustee hereby expressly waives its rights to any amount fixed by law as compensation for any Sale; provided that the Special Servicer shall be authorized to deduct

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the reasonable costs, charges and expenses incurred by it, or by the Trustee or the Note Administrator in connection with such Sale from the proceeds thereof notwithstanding the provisions of Section 6.7 hereof.
(c)The Notes need not be produced in order to complete any such Sale, or in order for the net proceeds of such Sale to be credited against amounts owing on the Notes.
(d)The Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Collateral in connection with a Sale thereof, which, in the case of any Collateral Interests, shall be upon request and delivery of any such instruments by the Special Servicer. In addition, the Special Servicer, with respect to Collateral Interests, and the Trustee, with respect to any other Collateral, is hereby irrevocably appointed the agent and attorney in fact of the Issuer to transfer and convey its interest in any portion of the Collateral in connection with a Sale thereof, and to take all action necessary to effect such Sale. No purchaser or transferee at such a Sale shall be bound to ascertain the Trustee’s or Special Servicer’s authority, to inquire into the satisfaction of any conditions precedent or to see to the application of any amounts.
(e)In the event of any Sale of the Collateral pursuant to Section 5.4 or Section 5.5, payments shall be made in the order and priority set forth in Section 11.1(a) in the same manner as if the Notes had been accelerated.
(f)Notwithstanding anything herein to the contrary, any sale by the Trustee of any portion of the Collateral shall be executed by the Special Servicer on behalf of the Issuer, and the Trustee shall have no responsibility or liability therefor.
Section 5.18 Action on the Notes. The Trustee’s right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the application for or obtaining of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the Collateral of the Issuer.
ARTICLE 6

THE TRUSTEE AND NOTE ADMINISTRATOR
Section 6.1    Certain Duties and Responsibilities.
(a)Except during the continuance of an Event of Default:
each of the Trustee and the Note Administrator undertakes to perform such duties and only such duties as are set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee or the Note Administrator; and any permissive right of the Trustee or the Note Administrator contained herein shall not be construed as a duty; and

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(i)in the absence of manifest error, or bad faith on its part, each of the Note Administrator and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and the Note Administrator, as the case may be, and conforming to the requirements of this Indenture; provided, however, that in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee or the Note Administrator, the Trustee and the Note Administrator shall be under a duty to examine the same to determine whether or not they substantially conform to the requirements of this Indenture and shall promptly notify the party delivering the same if such certificate or opinion does not conform. If a corrected form shall not have been delivered to the Trustee or the Note Administrator within 15 days after such notice from the Trustee or the Note Administrator, the Trustee or the Note Administrator, as applicable, shall notify the party providing such instrument and requesting the correction thereof.
(b)In case an Event of Default actually known to a Trust Officer of the Trustee has occurred and is continuing, the Trustee shall, prior to the receipt of directions, if any, from a Majority of the Controlling Class (or other Noteholders to the extent provided in Article 5 hereof), exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs.
(c)If, in performing its duties under this Indenture, the Trustee or the Note Administrator is required to decide between alternative courses of action, the Trustee and the Note Administrator may request written instructions from the Collateral Manager as to courses of action desired by it. If the Trustee and the Note Administrator does not receive such instructions within two (2) Business Days after it has requested them, it may, but shall be under no duty to, take or refrain from taking such action. The Trustee and the Note Administrator shall act in accordance with instructions received after such two (2) Business Day period except to the extent it has already taken, or committed itself to take, action inconsistent with such instructions. The Trustee and the Note Administrator shall be entitled to request and rely on the advice of legal counsel and Independent accountants in performing its duties hereunder and be deemed to have acted in good faith and shall not be subject to any liability if it acts in accordance with such advice.
(d)No provision of this Indenture shall be construed to relieve the Trustee or the Note Administrator from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that neither the Trustee nor the Note Administrator shall be liable:
(i)for any error of judgment made in good faith by a Trust Officer, unless it shall be proven that it was negligent in ascertaining the pertinent facts; or
with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Issuer, the Collateral Manager, and/or a Majority of the Controlling Class relating to the time, method and place of conducting any Proceeding for any

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remedy available to the Trustee or the Note Administrator in respect of any Note or exercising any trust or power conferred upon the Trustee or the Note Administrator under this Indenture.

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(e)No provision of this Indenture shall require the Trustee or the Note Administrator to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers contemplated hereunder, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it unless such risk or liability relates to its ordinary services under this Indenture, except where this Indenture provides otherwise.
(f)Neither the Trustee nor the Note Administrator shall be liable to the Noteholders for any action taken or omitted by it at the direction of the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Controlling Class, the Trustee (in the case of the Note Administrator), the Note Administrator (in the case of the Trustee) and/or a Noteholder under circumstances in which such direction is required or permitted by the terms of this Indenture.
(g)Neither the Trustee nor the Note Administrator shall have any obligation to confirm the compliance by the Issuer, INCREF Investments or the Retention Holder with the U.S. Credit Risk Retention Rules or the EU/UK Risk Retention Letter.
(h)Neither the Trustee nor the Note Administrator (including in its capacity as Calculation Agent) shall have any (i) responsibility or liability for the selection of an alternative rate as a successor or replacement benchmark to Term SOFR and shall be entitled to rely upon any designation of such a rate by the Designated Transaction Representative and (ii) liability for any failure or delay in performing its duties under this Indenture as a result of the unavailability of a “Term SOFR” rate as described in the definition thereof. The Note Administrator and the Trustee shall be entitled to rely upon the notices provided by the Designated Transaction Representative facilitating or specifying the Benchmark Replacement, Benchmark Replacement Date, Benchmark Replacement Conforming Changes and such other administrative procedures with respect to the calculation of any Benchmark Replacement.
(i)For all purposes under this Indenture, neither the Trustee nor the Note Administrator shall be deemed to have notice or knowledge of any Event of Default, unless a Trust Officer of either the Trustee or the Note Administrator, as applicable, has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default or Default is received by the Trustee or the Note Administrator, as applicable at the respective Corporate Trust Office, and such notice references the Notes and this Indenture. For purposes of determining the Trustee’s and Note Administrator’s responsibility and liability hereunder, whenever reference is made in this Indenture to such an Event of Default or a Default, such reference shall be construed to refer only to such an Event of Default or Default of which the Trustee or Note Administrator, as applicable, is deemed to have notice as described in this Section 6.1.
The Trustee and the Note Administrator shall, upon reasonable prior written notice, permit the Issuer, the Collateral Manager and their designees, during its normal business hours, to review all books of account, records, reports and other papers of the Trustee relating to the Notes and to make copies and extracts therefrom (the reasonable out-of-pocket expenses

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incurred in making any such copies or extracts to be reimbursed to the Trustee or the Note Administrator, as applicable, by such Person).

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Section 6.2 Notice of Default. Promptly (and in no event later than three (3) Business Days) after the occurrence of any Default actually known to a Trust Officer of the Trustee or after any declaration of acceleration has been made or delivered to the Trustee pursuant to Section 5.2, the Trustee shall transmit by mail to the 17g-5 Information Provider and to the Note Administrator (who shall post such notice the Note Administrator’s Website) and the Note Administrator shall deliver to the Collateral Manager and to all Holders of Notes as their names and addresses appear on the Notes Register, notice of such Default, unless such Default shall have been cured or waived.
Section 6.3 Certain Rights of Trustee and Note Administrator. Except as otherwise provided in Section 6.1:
(a)the Trustee and the Note Administrator may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;
(b)any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order, as the case may be;
(c)whenever in the administration of this Indenture the Trustee or the Note Administrator shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee and the Note Administrator (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer’s Certificate;
(d)as a condition to the taking or omitting of any action by it hereunder, the Trustee and the Note Administrator may consult with counsel and the advice of such counsel or any Opinion of Counsel (including with respect to any matters, other than factual matters, in connection with the execution by the Trustee or the Note Administrator of a supplemental indenture pursuant to Section 8.3) shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in reliance thereon;
(e)neither the Trustee nor the Note Administrator shall be under any obligation to exercise or to honor any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Noteholders unless such Noteholders shall have offered to the Trustee and the Note Administrator, as applicable indemnity acceptable to it against the costs, expenses and liabilities which might reasonably be incurred by it in compliance with such request or direction;
(f)neither the Trustee nor the Note Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note or other paper documents and shall be entitled to rely conclusively thereon;

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each of the Trustee and the Note Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents,

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Affiliates or attorneys, and such agent, Affiliate or attorney (in the case of an agent or attorney, upon its appointment) shall be conferred with all the same rights, indemnities, and immunities as the Trustee or Note Administrator, as applicable;
(g)neither the Trustee nor the Note Administrator shall be liable for any action it takes or omits to take in good faith that it reasonably and prudently believes to be authorized or within its rights or powers hereunder;
(h)neither the Trustee nor the Note Administrator shall be responsible for the accuracy of the books or records of, or for any acts or omissions of, the Depository, any Transfer Agent (other than the Note Administrator itself acting in that capacity), Clearstream, Luxembourg, Euroclear, any Calculation Agent (other than the Note Administrator itself acting in that capacity), any Paying Agent (other than the Note Administrator itself acting in that capacity) or any Designated Transaction Representative;
(i)neither the Trustee nor the Note Administrator shall be liable for the actions or omissions of the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Trustee (in the case of the Note Administrator), the Note Administrator (in the case of the Trustee); and without limiting the foregoing, neither the Trustee nor the Note Administrator shall be under any obligation to verify compliance by any party hereto with the terms of this Indenture (other than itself) to verify or independently determine the content, completeness or accuracy of information received by it from the Servicer or Special Servicer (or from any selling institution, agent bank, trustee or similar source) with respect to the Collateral Interest;
(j)to the extent any defined term hereunder, or any calculation required to be made or determined by the Trustee or Note Administrator hereunder, is dependent upon or defined by reference to generally accepted accounting principles in the United States in effect from time to time (“GAAP”), the Trustee and Note Administrator shall be entitled to request and receive (and rely upon) instruction from the Issuer or accountants appointed by the Issuer as to the application of GAAP in such connection, in any instance;
neither the Trustee nor the Note Administrator shall have any responsibility to the Issuer or the Secured Parties hereunder to make any inquiry or investigation as to, and shall have no obligation in respect of, the terms of any engagement of Independent accountants by the Issuer (or the Collateral Manager on its behalf); provided, however, that the Trustee and Note Administrator shall be authorized, upon receipt of an Issuer Order directing the same, to execute any acknowledgement or other agreement with the Independent accountants required for the Trustee and Note Administrator to receive any of the reports or instructions provided for herein, which acknowledgement or agreement may include, among other things, (i) acknowledgement that the Issuer has agreed that the “agreed upon procedures” between the Issuer and the Independent accountants are sufficient for its purposes, (ii) releases by each of the Trustee and Note Administrator (on behalf of itself and the Holders) of claims and acknowledgement of other limitation of liability in favor of the Independent accountants, and (iii) restrictions or prohibitions on the disclosure of information or documents provided to it by such firm of Independent accountants (including to the Holders). Notwithstanding the foregoing, in no event shall the

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Trustee or Note Administrator be required to execute any agreement in respect of the Independent

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accountants that the Trustee or Note Administrator determines adversely affects it in its individual capacity;
(k)the Trustee and the Note Administrator shall be entitled to all of the same rights, protections, immunities and indemnities afforded to it as Trustee or as Note Administrator, as applicable, in each capacity for which it serves hereunder and under the Future Funding Agreement, the Servicing Agreement and the Securities Account Control Agreements (including, without limitation, as Secured Party, Paying Agent, Authenticating Agent, Calculation Agent, Transfer Agent, Securities Intermediary, Custodian, Backup Advancing Agent and Notes Registrar);
(l)in determining any affiliations of Noteholders with any party hereto or otherwise, each of the Trustee and the Note Administrator shall be entitled to request and conclusively rely on a certification provided by a Noteholder;
(m)in no event shall the Trustee or Note Administrator be liable for special, punitive, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee or Note Administrator has been advised of the likelihood of such loss or damage and regardless of the form of action;
(n)neither the Trustee nor the Note Administrator shall be required to give any bond or surety in respect of the execution of the trusts created hereby or the powers granted hereunder;
(o)in no event shall the Trustee or the Note Administrator be liable for any failure or delay in the performance of its obligations hereunder because of circumstances beyond its control, including, but not limited to acts of God, flood, war (whether declared or undeclared), terrorism, fire, riot, strikes or work stoppages for any reason, embargo, government action, including any laws, ordinances, regulations or the like which restrict or prohibit the providing of the services contemplated by this Indenture, inability to obtain material, equipment, or communications or computer facilities, or the failure of equipment or interruption of communications or computer facilities, and other causes beyond the Trustee’s or the Note Administrator’s control, as applicable, whether or not of the same class or kind as specifically named above;
(p)neither the Trustee nor the Note Administrator shall be under any obligation to take any action in the performance of its duties hereunder that would be in violation of applicable law; and
except as otherwise expressly set forth in this Indenture, knowledge or information acquired by (i) Computershare Trust Company, National Association in any of its respective capacities hereunder or under any other document related to this transaction shall not be imputed to Computershare Trust Company, National Association or any Affiliate of Computershare Trust Company, National Association in any of its other capacities hereunder or under such other documents, and (ii) any Affiliate of Computershare Trust Company, National

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Association shall not be imputed to Computershare Trust Company, National Association, in any of its respective capacities hereunder and vice versa.

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Section 6.4 Not Responsible for Recitals or Issuance of Notes. The recitals contained herein and in the Notes, other than the Certificate of Authentication thereon, shall be taken as the statements of the Issuer, and neither the Trustee nor the Note Administrator assumes any responsibility for their correctness. Neither the Trustee nor the Note Administrator makes any representation as to the validity or sufficiency of this Indenture, the Collateral or the Notes. Neither the Trustee nor the Note Administrator shall be accountable for the use or application by the Issuer of the Notes or the proceeds thereof or any amounts paid to the Issuer pursuant to the provisions hereof.
Section 6.5 May Hold Notes. The Trustee, the Note Administrator, the Paying Agent, the Notes Registrar or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer with the same rights it would have if it were not Trustee, Note Administrator, Paying Agent, Notes Registrar or such other agent.
Section 6.6 Amounts Held in Trust. Amounts held by the Note Administrator hereunder shall be held in trust to the extent required herein. The Note Administrator shall be under no liability for interest on any amounts received by it hereunder except to the extent of income or other gain on investments received by the Note Administrator on Eligible Investments.
Section 6.7    Compensation and Reimbursement.
(a)The Issuer agrees:
(i)to pay the Trustee and Note Administrator on each Payment Date in accordance with the Priority of Payments reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee or note administrator of an express trust);
(ii)except as otherwise expressly provided herein, to reimburse the Trustee, Custodian and Note Administrator in a timely manner upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee, Custodian or Note Administrator in connection with its performance of its obligations under, or otherwise in accordance with any provision of this Indenture;
(iii)to indemnify the Trustee, Custodian or Note Administrator (in each of its capacities) and their respective Officers, directors, employees and agents for, and to hold them harmless against, any loss, liability, cost or expense (including reasonable attorneys’ fees) incurred without negligence, willful misconduct or bad faith on their respective parts, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder, including any costs and expenses (including reasonable attorneys’ fees) incurred in connection with the enforcement of any indemnity afforded to them hereunder; and

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to pay the Trustee and Note Administrator reasonable additional compensation together with its expenses (including reasonable counsel fees) for any collection action taken pursuant to Section 6.13 hereof.

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(b)The Issuer may remit payment for such fees and expenses to the Trustee and Note Administrator or, in the absence thereof, the Note Administrator may from time to time deduct payment of its and the Trustee’s fees and expenses hereunder from amounts on deposit in the Payment Account in accordance with the Priority of Payments.
(c)The Note Administrator, in its capacity as Note Administrator, Paying Agent, Calculation Agent, Transfer Agent, Custodian, Backup Advancing Agent and Notes Registrar, hereby agrees not to cause the filing of a petition in bankruptcy against the Issuer or any Issuer Subsidiary until at least one year and one day (or, if longer, the applicable preference period then in effect) after the payment in full of all Notes issued under this Indenture. This provision shall survive termination of this Indenture.
(d)The Trustee and Note Administrator agree that the payment of all amounts to which it is entitled pursuant to Sections 6.7(a)(i), (a)(ii), (a)(iii) and (a)(iv) shall be subject to the Priority of Payments, shall be payable only to the extent funds are available in accordance with such Priority of Payments, shall be payable solely from the Collateral and following realization of the Collateral, any such claims of the Trustee or Note Administrator against the Issuer, and all obligations of the Issuer, shall be extinguished. The Trustee and Note Administrator will have a lien upon the Collateral to secure the payment of such payments to it in accordance with the Priority of Payments; provided that the Trustee and Note Administrator shall not institute any proceeding for enforcement of such lien except in connection with an action taken pursuant to Section 5.3 hereof for enforcement of the lien of this Indenture for the benefit of the Noteholders.
The Trustee and Note Administrator shall receive amounts pursuant to this Section 6.7 and Section 11.1(a) only to the extent that such payment is made in accordance with the Priority of Payments and the failure to pay such amounts to the Trustee and Note Administrator will not, by itself, constitute an Event of Default. Subject to Section 6.9, the Trustee and Note Administrator shall continue to serve under this Indenture notwithstanding the fact that the Trustee and Note Administrator shall not have received amounts due to it hereunder; provided that the Trustee and Note Administrator shall not be required to expend any funds or incur any expenses unless reimbursement therefor is reasonably assured to it. No direction by a Majority of the Controlling Class shall affect the right of the Trustee and Note Administrator to collect amounts owed to it under this Indenture.
If on any Payment Date, an amount payable to the Trustee and Note Administrator pursuant to this Indenture is not paid because there are insufficient funds available for the payment thereof, all or any portion of such amount not so paid shall be deferred and payable on any later Payment Date on which sufficient funds are available therefor in accordance with the Priority of Payments.
Section 6.8 Corporate Trustee Required; Eligibility. There shall at all times be a Trustee and a Note Administrator hereunder which shall be (i) a corporation, national bank, national banking association or trust company, organized and doing business under the laws of the United States of America or of any State thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least U.S.$200,000,000 and subject to supervision or examination by federal or State authority and having an office within the United States that (ii) (a) with respect to the Note

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Administrator, has a long-term senior unsecured debt rating or an issuer credit rating of at least “Baa3” by Moody’s and “BBB” by Fitch, (b) with respect

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to the Trustee and the Backup Advancing Agent, has (or has a parent that has) a long-term counterparty risk assessment of “A2(cr)” by Moody’s or a long-term senior unsecured debt rating or an issuer credit rating of at least “A2” by Moody’s and (2) a long-term senior unsecured debt rating or an issuer credit rating of at least “A” by Fitch or a short-term rating of “F1” by Fitch; provided that with respect to the Backup Advancing Agent, it may maintain a long-term senior unsecured debt rating or an issuer credit rating of at least “Baa3” by Moody’s and “BBB” by Fitch for so long as the Trustee is eligible pursuant to this Section 6.8, or (c) with respect to each of (a) and (b) above, any other rating as to which the Rating Agency Condition has been satisfied from time to time. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 6.8, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee or the Note Administrator shall cease to be eligible in accordance with the provisions of this Section 6.8, the Trustee or the Note Administrator, as applicable, shall resign immediately in the manner and with the effect hereinafter specified in this Article 6.
Section 6.9    Resignation and Removal; Appointment of Successor.
(a)No resignation or removal of the Note Administrator or the Trustee and no appointment of a successor Note Administrator or Trustee, as applicable, pursuant to this Article 6 shall become effective until the acceptance of appointment by such successor Note Administrator or Trustee under Section 6.10.
Each of the Trustee and the Note Administrator may resign at any time by giving written notice thereof to the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Noteholders, the Note Administrator (in the case of the Trustee), the Trustee (in the case of the Note Administrator), and the Rating Agencies. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee or trustees, or a successor Note Administrator, as the case may be, by written instrument, in duplicate, executed by an Authorized Officer of the Issuer, one copy of which shall be delivered to the Note Administrator or the Trustee so resigning and one copy to the successor Note Administrator, the Collateral Manager, Trustee or Trustees, together with a copy to each Noteholder, the Servicer, the Special Servicer, the parties hereto and the Rating Agencies; provided that such successor Note Administrator and Trustee shall be appointed only upon the written consent of a Majority of the Notes (other than the Income Notes) (or, if the Income Notes are the only Notes Outstanding, the Majority Income Noteholder) or, at any time when an Event of Default shall have occurred and be continuing or when a successor Note Administrator and Trustee has been appointed pursuant to Section 6.10, by Act of a Majority of the Controlling Class. If no successor Note Administrator and Trustee shall have been appointed and an instrument of acceptance by a successor Trustee or Note Administrator shall not have been delivered to the Trustee or the Note Administrator within 30 days after the giving of such notice of resignation, the resigning Trustee or Note Administrator, as the case may be, the Controlling Class of Notes or any Holder of a Note, on behalf of himself and all others similarly situated, may petition any court of competent jurisdiction for the appointment of a successor Trustee or a successor Note Administrator, as the case may be and in

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the case of such a petition by the Trustee or the Note Administrator, at the expense of the Issuer. No resignation or removal of the Note Administrator or the Trustee and no appointment of a successor Note Administrator or Trustee

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will become effective until the acceptance of appointment by the successor Note Administrator or Trustee, as applicable.
(b)The Note Administrator and Trustee may be removed at any time by Act of a Supermajority of the Notes (other than the Income Notes) (or, if the Income Notes are the only Notes Outstanding, the Majority Income Noteholder) or, when an Event of Default shall have occurred and be continuing or a successor Trustee has been appointed pursuant to Section 6.10, by Act of a Majority of the Controlling Class, in each case, upon at least 30 days’ prior written notice delivered to the parties hereto. If no successor Note Administrator and Trustee shall have been appointed and an instrument of acceptance by a successor Trustee or Note Administrator shall not have been delivered to the Trustee or the Note Administrator within 30 days after the giving of such notice of removal, the removed Trustee or Note Administrator, as the case may be, may, at the expense of the issuer, petition a court of competent jurisdiction for the appointment of a successor.
(c)If at any time:
(i)the Trustee or the Note Administrator shall cease to be eligible under Section 6.8 and shall fail to resign after written request therefor by the Issuer or by any Holder; or
(ii)the Trustee or the Note Administrator shall become incapable of acting or there shall be instituted any proceeding pursuant to which it could be adjudged as bankrupt or insolvent or a receiver or liquidator of the Trustee or the Note Administrator or of its respective property shall be appointed or any public officer shall take charge or control of the Trustee or the Note Administrator or of its respective property or affairs for the purpose of rehabilitation, conservation or liquidation;
then, in any such case (subject to Section 6.9(a)), (a) the Issuer by Issuer Order, may remove the Trustee or the Note Administrator, as applicable, or (b) subject to Section 5.15, a Majority of the Controlling Class or any Holder may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee or the Note Administrator, as the case may be, and the appointment of a successor thereto.
If the Trustee or the Note Administrator shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee or the Note Administrator for any reason, the Issuer by Issuer Order, subject to the written consent of the Collateral Manager, shall promptly appoint a successor Trustee or Note Administrator, as applicable, and the successor Trustee or Note Administrator so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee or the successor Note Administrator, as the case may be. If the Issuer shall fail to appoint a successor Trustee or Note Administrator within 30 days after such resignation, removal or incapability or the occurrence of such vacancy, a successor Trustee or Note Administrator may be appointed by Act of a Majority of the Controlling Class delivered to the Collateral Manager and the parties hereto, including the retiring Trustee or the retiring Note Administrator, as the case may be, and the successor Trustee or Note Administrator so appointed shall, forthwith upon its acceptance of such appointment,

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become the successor Trustee or Note Administrator, as applicable, and supersede any successor Trustee or Note Administrator proposed by the Issuer. If no successor Trustee or Note Administrator shall have

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been so appointed by the Issuer or a Majority of the Controlling Class and shall have accepted appointment in the manner hereinafter provided, subject to Section 5.15, the Controlling Class or any Holder may, on behalf of itself or himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee or Note Administrator.
(d)The Issuer shall give prompt notice of each resignation and each removal of the Trustee or the Note Administrator and each appointment of a successor Trustee or Note Administrator by mailing written notice of such event by first class mail, postage prepaid, to the Rating Agencies, the Collateral Manager, the parties hereto, and to the Holders of the Notes as their names and addresses appear in the Notes Register. Each notice shall include the name of the successor Trustee or Note Administrator, as the case may be, and the address of its respective Corporate Trust Office. If the Issuer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee or Note Administrator, the successor Trustee or Note Administrator shall cause such notice to be given at the expense of the Issuer.
(e)The resignation or removal of the Note Administrator in any capacity in which it is serving hereunder, including Note Administrator, Paying Agent, Authenticating Agent, Calculation Agent, Transfer Agent, Custodian, Securities Intermediary and Notes Registrar, shall be deemed a resignation or removal, as applicable, in each of the other capacities in which it serves.
Section 6.10 Acceptance of Appointment by Successor. Every successor Trustee or Note Administrator appointed hereunder shall execute, acknowledge and deliver to the Collateral Manager, the Servicer, and the parties hereto including the retiring Trustee or the retiring Note Administrator, as the case may be, an instrument accepting such appointment. Upon delivery of the required instruments, the resignation or removal of the retiring Trustee or the retiring Note Administrator shall become effective and such successor Trustee or Note Administrator, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of the retiring Trustee or Note Administrator, as the case may be; but, on request of the Issuer or a Majority of the Controlling Class, the Collateral Manager or the successor Trustee or Note Administrator, such retiring Trustee or Note Administrator shall, upon payment of its fees, indemnities and other amounts then unpaid, execute and deliver an instrument transferring to such successor Trustee or Note Administrator all the rights, powers and trusts of the retiring Trustee or Note Administrator, as the case may be, and shall duly assign, transfer and deliver to such successor Trustee or Note Administrator all property and amounts held by such retiring Trustee or Note Administrator hereunder, subject nevertheless to its lien, if any, provided for in Section 6.7(d). Upon request of any such successor Trustee or Note Administrator, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee or Note Administrator all such rights, powers and trusts.
No successor Trustee or successor Note Administrator shall accept its appointment unless
(a)at the time of such acceptance such successor shall be qualified and eligible under this Article 6,
(b)such successor shall have a long-term senior unsecured debt rating satisfying the requirements set forth in Section 6.8, and (c) the Rating Agency Condition is satisfied.

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Section 6.11 Merger, Conversion, Consolidation or Succession to Business of Trustee and Note Administrator. Any entity into which the Trustee or the Note Administrator may be merged or converted or with which it may be consolidated, or any entity resulting from

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any merger, conversion or consolidation to which the Trustee or the Note Administrator, shall be a party, or any entity succeeding to all or substantially all of the corporate trust business of the Trustee or the Note Administrator, shall be the successor of the Trustee or the Note Administrator, as applicable, hereunder; provided that with respect to the Trustee, such entity shall be otherwise qualified and eligible under this Article 6, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any of the Notes have been authenticated, but not delivered, by the Note Administrator then in office, any successor by merger, conversion or consolidation to such authenticating Note Administrator may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Note Administrator had itself authenticated such Notes.
Section 6.12 Co-Trustees and Separate Trustee. At any time or times, including for the purpose of meeting the legal requirements of any jurisdiction in which any part of the Collateral may at the time be located, for enforcement actions, or where a conflict of interest exists, the Issuer and the Trustee shall have power to appoint, one or more Persons to act as co-trustee jointly with the Trustee of all or any part of the Collateral, with the power to file such proofs of claim and take such other actions pursuant to Section 5.6 herein and to make such claims and enforce such rights of action on behalf of the Holders of the Notes as such Holders themselves may have the right to do, subject to the other provisions of this Section 6.12.
The Issuer shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint a co-trustee. If the Issuer does not join in such appointment within 15 days after the receipt by them of a request to do so, the Trustee shall have power to make such appointment on its own.
Should any written instrument from the Issuer be required by any co-trustee, so appointed, more fully confirming to such co-trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer. The Issuer agrees to pay (but only from and to the extent of the Collateral) to the extent funds are available therefor under the Priority of Payments, for any reasonable fees and expenses in connection with such appointment.
Every co-trustee, shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:
(a)all rights, powers, duties and obligations hereunder in respect of the custody of securities, Cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely by the Trustee;
the rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by the appointment of a co-trustee shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-trustee jointly in the case of the appointment of a co-trustee as shall be provided in the instrument appointing such co-trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform

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such act, in which event such rights, powers, duties and obligations shall be exercised and performed by a co-trustee;

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(b)the Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer evidenced by an Issuer Order, may accept the resignation of, or remove, any co-trustee appointed under this Section 6.12, and in case an Event of Default has occurred and is continuing, the Trustee shall have the power to accept the resignation of, or remove, any such co-trustee without the concurrence of the Issuer. A successor to any co-trustee so resigned or removed may be appointed in the manner provided in this Section 6.12;
(c)no co-trustee hereunder shall be personally liable by reason of any act or omission of the Trustee hereunder, and any co-trustee hereunder shall be entitled to all the privileges, rights and immunities under Article 6 hereof, as if it were named the Trustee hereunder; and
(d)any Act of Noteholders delivered to the Trustee shall be deemed to have been delivered to each co-trustee.
Section 6.13 Direction to enter into the Servicing Agreement. The Issuer hereby directs the Trustee and the Note Administrator to enter into the Servicing Agreement. Each of the Trustee and the Note Administrator shall be entitled to the same rights, protections, immunities and indemnities afforded to each herein in connection with any matter contained in the Servicing Agreement.
Section 6.14 Representations and Warranties of the Trustee. The Trustee represents and warrants for the benefit of the other parties to this Indenture and the parties to the Servicing Agreement that:
(a)the Trustee is a national banking association with trust powers, duly and validly existing under the laws of the United States of America, with corporate power and authority to execute, deliver and perform its obligations under this Indenture and the Servicing Agreement, and is duly eligible and qualified to act as Trustee under this Indenture and the Servicing Agreement;
(b)this Indenture and the Servicing Agreement have each been duly authorized, executed and delivered by the Trustee and each constitutes the valid and binding obligation of the Trustee, enforceable against it in accordance with its terms except (i) as limited by bankruptcy, fraudulent conveyance, fraudulent transfer, insolvency, reorganization, liquidation, receivership, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and by general equitable principles, regardless of whether considered in a proceeding in equity or at law, and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;
neither the execution, delivery and performance of this Indenture or the Servicing Agreement, nor the consummation of the transactions contemplated by this Indenture or the Servicing Agreement, (i) is prohibited by, or requires the Trustee to obtain any consent, authorization, approval or registration under, any law, statute, rule, regulation, or any judgment,

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order, writ, injunction or decree that is binding upon the Trustee or any of its properties or Collateral or (ii) will violate the provisions of the Governing Documents of the Trustee; and

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(c)there are no proceedings pending or, to the best knowledge of the Trustee, threatened against the Trustee before any Federal, state or other governmental agency, authority, administrator or regulatory body, arbitrator, court or other tribunal, foreign or domestic, which could have a material adverse effect on the Collateral or the performance by the Trustee of its obligations under this Indenture or the Servicing Agreement.
Section 6.15 Representations and Warranties of the Note Administrator. The Note Administrator represents and warrants for the benefit of the other parties to this Indenture and the parties to the Servicing Agreement that:
(a)the Note Administrator is a national banking association with trust powers, duly and validly existing under the laws of the United States of America, with corporate power and authority to execute, deliver and perform its obligations under this Indenture and the Servicing Agreement, and is duly eligible and qualified to act as Note Administrator under this Indenture and the Servicing Agreement;
(b)this Indenture and the Servicing Agreement have each been duly authorized, executed and delivered by the Note Administrator and each constitutes the valid and binding obligation of the Note Administrator, enforceable against it in accordance with its terms except
(i) as limited by bankruptcy, fraudulent conveyance, fraudulent transfer, insolvency, reorganization, liquidation, receivership, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and by general equitable principles, regardless of whether considered in a proceeding in equity or at law, and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;
(c)neither the execution, delivery and performance of this Indenture of the Servicing Agreement, nor the consummation of the transactions contemplated by this Indenture or the Servicing Agreement, (i) is prohibited by, or requires the Note Administrator to obtain any consent, authorization, approval or registration under, any law, statute, rule, regulation, or any judgment, order, writ, injunction or decree that is binding upon the Note Administrator or any of its properties or Collateral or (ii) will violate the provisions of the Governing Documents of the Note Administrator; and
(d)there are no proceedings pending or, to the best knowledge of the Note Administrator, threatened against the Note Administrator before any Federal, state or other governmental agency, authority, administrator or regulatory body, arbitrator, court or other tribunal, foreign or domestic, which could have a material adverse effect on the Collateral or the performance by the Note Administrator of its obligations under this Indenture or the Servicing Agreement.
Section 6.16 Requests for Consents. In the event that the Trustee and Note Administrator receives written notice of any offer or any request for a waiver, consent, amendment or other modification with respect to any Collateral Interest (before or after any default) or in the event any action is required to be taken in respect to a Loan Document, the Note Administrator shall promptly forward such notice to the Issuer, the Servicer and the Special Servicer. The Special

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Servicer shall take such action as required under the Servicing Agreement as described in Section 10.10(f) of this Indenture.
Section 6.17 Withholding.
If any amount is required to be deducted or withheld from any payment to any Noteholder or payee, such amount shall reduce the amount otherwise distributable to such Noteholder or payee. The Note Administrator is hereby authorized to withhold or deduct from amounts otherwise distributable to any Noteholder or payee sufficient funds for the payment of any tax that is legally required to be withheld or deducted (but such authorization shall not prevent the Note Administrator from contesting any such tax in appropriate proceedings and legally withholding payment of such tax, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to any Noteholder or payee shall be treated as Cash distributed to such Noteholder or payee at the time it is deducted or withheld by the Issuer or the Note Administrator, as applicable, and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution, the Note Administrator may in its sole discretion withhold such amounts in accordance with this Section 6.17. The Issuer agrees to timely provide to the Trustee accurate and complete copies of all documentation received from Noteholders or payee pursuant to Section 2.7(d) and Section 2.11(c) of this Indenture. Solely with respect to FATCA compliance and reporting, nothing herein shall impose an obligation on the part of the Note Administrator to determine the amount of any tax or withholding obligation on the part of the Issuer or in respect of the Notes.
ARTICLE 7 COVENANTS
Section 7.1 Payment of Principal and Interest. The Issuer shall duly and punctually pay the principal of and interest on each Class of Notes in accordance with the terms of this Indenture. Amounts properly withheld under the Code or other applicable law by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer for all purposes of this Indenture.
The Note Administrator shall, unless prevented from doing so for reasons beyond its reasonable control, give notice to each Noteholder of any such withholding requirement no later than ten days prior to the related Payment Date from which amounts are required (as directed by the Issuer (or the Collateral Manager on its behalf)) to be withheld; provided that, despite the failure of the Note Administrator to give such notice, amounts withheld pursuant to applicable tax laws shall be considered as having been paid by the Issuer, as provided above.
Section 7.2 Maintenance of Office or Agency. The Issuer hereby appoints the Note Administrator as a Paying Agent for the payment of principal of and interest on the Notes and where Notes may be surrendered for registration of transfer or exchange and the Issuer hereby appoints The Corporation Trust Company in New York, New York, as its agent where notices and demands to or upon the Issuer in respect of the Notes or this Indenture, may be served.

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The Issuer may at any time and from time to time vary or terminate the appointment of any such agent or appoint any additional agents for any or all of such purposes; provided, however, that the Issuer will maintain in the Borough of Manhattan, The City of New York, an office or agency where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served, and, subject to any laws or regulations applicable thereto, an office or agency outside of the United States where Notes may be presented and surrendered for payment; provided, further, that no paying agent shall be appointed in a jurisdiction which subjects payments on the Notes to withholding tax. The Issuer shall give prompt written notice to the Trustee, the Note Administrator, the Rating Agencies and the Noteholders of the appointment or termination of any such agent and of the location and any change in the location of any such office or agency.
If at any time the Issuer shall fail to maintain any such required office or agency in the Borough of Manhattan, The City of New York, or outside the United States, or shall fail to furnish the Trustee and the Note Administrator with the address thereof, presentations and surrenders may be made (subject to the limitations described in the preceding paragraph) at and notices and demands may be served on the Issuer and Notes may be presented and surrendered for payment to the appropriate Paying Agent at its main office and the Issuer hereby appoints the same as their agent to receive such respective presentations, surrenders, notices and demands.
Section 7.3    Amounts for Note Payments to be Held in Trust.
(a)All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Payment Account shall be made on behalf of the Issuer by the Note Administrator or a Paying Agent (in each case, from and to the extent of available funds in the Payment Account and subject to the Priority of Payments) with respect to payments on the Notes.
When the Paying Agent is not also the Notes Registrar, the Issuer shall furnish, or cause the Notes Registrar to furnish, no later than the fifth calendar day after each Record Date a list, if necessary, in such form as such Paying Agent may reasonably request, of the names and addresses of the Holders of Notes and of the certificate numbers of individual Notes held by each such Holder together with wiring instructions, contact information, and such other information reasonably required by the paying agent.
Whenever the Paying Agent is not also the Note Administrator, the Issuer, and such Paying Agent shall, on or before the Business Day next preceding each Payment Date or Redemption Date, as the case may be, direct the Note Administrator to deposit on such Payment Date with such Paying Agent, if necessary, an aggregate sum sufficient to pay the amounts then becoming due pursuant to the terms of this Indenture (to the extent funds are then available for such purpose in the Payment Account, and subject to the Priority of Payments), such sum to be held for the benefit of the Persons entitled thereto and (unless such Paying Agent is the Note Administrator) the Issuer shall promptly notify the Note Administrator of its action or failure so to act. Any amounts deposited with a Paying Agent (other than the Note Administrator) in excess of an amount sufficient to pay the amounts then becoming due on the Notes with respect to which such deposit was made shall be paid over by such Paying Agent to the Note

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Administrator for application in accordance with Article 11. Any such Paying Agent shall be deemed to agree by assuming such

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role not to cause the filing of a petition in bankruptcy against the Issuer or any Issuer Subsidiary for the non-payment to the Paying Agent of any amounts payable thereto until at least one year and 1 day (or, if longer, the applicable preference period then in effect) after the payment in full of all Notes issued under this Indenture.
The initial Paying Agent shall be as set forth in Section 7.2. Any additional or successor Paying Agents shall be appointed by Issuer Order of the Issuer and at the sole cost and expense (including such Paying Agent’s fee) of the Issuer, with written notice thereof to the Note Administrator; provided, however, that so long as any Class of the Notes are rated by a Rating Agency and with respect to any additional or successor Paying Agent for the Notes, either (i) such Paying Agent has (1) a long-term senior unsecured debt rating of “A2” or higher by Moody’s and a short-term debt rating of “P-1” by Moody’s and (2) a long-term senior unsecured debt rating of at least “AA” by Fitch and a short-term senior unsecured debt rating of at least “F2” by Fitch or
(ii) each of the Rating Agencies confirms that employing such Paying Agent shall not adversely affect the then-current ratings of the Notes. In the event that such successor Paying Agent ceases to have a long-term senior unsecured debt rating of “A2” or higher by Moody’s and “BBB+” or higher by Fitch and a short-term debt rating of “P-1” or higher by Moody’s and “F2” or higher by Fitch, the Issuer shall promptly remove such Paying Agent and appoint a successor Paying Agent. The Issuer shall not appoint any Paying Agent that is not, at the time of such appointment, a depository institution or trust company subject to supervision and examination by federal and/or state and/or national banking authorities. The Issuer shall cause the Paying Agent other than the Note Administrator to execute and deliver to the Note Administrator an instrument in which such Paying Agent shall agree with the Note Administrator (and if the Note Administrator acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 7.3, that such Paying Agent will:
(i)allocate all sums received for payment to the Holders of Notes in accordance with the terms of this Indenture;
(ii)hold all sums held by it for the payment of amounts due with respect to the Notes for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;
(iii)if such Paying Agent is not the Note Administrator, immediately resign as a Paying Agent and forthwith pay to the Note Administrator all sums held by it for the payment of Notes if at any time it ceases to satisfy the standards set forth above required to be met by a Paying Agent at the time of its appointment;
(iv)if such Paying Agent is not the Note Administrator, immediately give the Note Administrator notice of any Default by the Issuer (or any other obligor upon the Notes) in the making of any payment required to be made; and

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if such Paying Agent is not the Note Administrator at any time during the continuance of any such Default, upon the written request of the Note Administrator, forthwith pay to the Note Administrator all sums so held by such Paying Agent.

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The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct the Paying Agent to pay, to the Note Administrator all sums held by the Issuer or held by the Paying Agent for payment of the Notes, such sums to be held by the Note Administrator in trust for the same Noteholders as those upon which such sums were held by the Issuer or the Paying Agent; and, upon such payment by the Paying Agent to the Note Administrator, the Paying Agent shall be released from all further liability with respect to such amounts.
Except as otherwise required by applicable law, any amounts deposited with the Note Administrator in trust or deposited with the Paying Agent for the payment of the principal of or interest on any Note and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Issuer on request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment of such amounts and all liability of the Note Administrator or the Paying Agent with respect to such amounts (but only to the extent of the amounts so paid to the Issuer) shall thereupon cease. The Note Administrator or the Paying Agent, before being required to make any such release of payment, may, but shall not be required to, adopt and employ, at the expense of the Issuer, any reasonable means of notification of such release of payment, including, but not limited to, mailing notice of such release to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in amounts due and payable but not claimed is determinable from the records of the Paying Agent, at the last address of record of each such Holder.
Section 7.4    Existence of the Issuer.
(a)So long as any Note is Outstanding, the Issuer shall, to the maximum extent permitted by applicable law, maintain in full force and effect its existence and rights as a limited liability company organized under the laws of the State of Delaware and shall obtain and preserve its qualification to do business as a foreign limited liability company in each jurisdiction in which such qualifications are or shall be necessary to protect the validity and enforceability of this Indenture, the Notes or any of the Collateral; provided, however, that the Issuer shall be entitled to change its jurisdiction of formation from the State of Delaware to any other jurisdiction reasonably selected by the Issuer so long as (i) such change is not disadvantageous in any material respect to the Holders of the Notes, (ii) it delivers written notice of such change to the Note Administrator for delivery to the Holders of the Notes and the Rating Agencies and (iii) on or prior to the fifteenth (15th) Business Day following delivery of such notice by the Note Administrator to the Noteholders, the Note Administrator shall not have received written notice from a Majority of the Controlling Class or the Majority Income Noteholder objecting to such change. So long as any Rated Notes are Outstanding, the Issuer will maintain at all times at least one manager who is Independent of the Collateral Manager and its Affiliates.
So long as any Note is Outstanding, the Issuer shall ensure that all limited liability company or other formalities regarding its existence are followed (including correcting any known misunderstanding regarding its separate existence). So long as any Note is Outstanding, the Issuer shall not take any action or conduct its affairs in a manner that is likely to result in its

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separate existence being ignored or its Collateral and liabilities being substantively consolidated with any other Person in a bankruptcy, reorganization or other insolvency proceeding.

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So long as any Note is Outstanding, the Issuer shall maintain and implement administrative and operating procedures reasonably necessary in the performance of the Issuer’s obligations hereunder, and the Issuer shall at all times keep and maintain, or cause to be kept and maintained, separate books, records, accounts and other information customarily maintained for the performance of the Issuer’s obligations hereunder. Without limiting the foregoing, so long as any Note is Outstanding, (i) the Issuer shall (A) pay its own liabilities only out of its own funds and
(B) use separate stationery, invoices and checks, (C) hold itself out and identify itself as a separate and distinct entity under its own name; (D) hold title to its assets in its own name; (E) maintain separate financial statements, showing its assets and liabilities separate and apart from those of any other Person and not have its assets listed on any financial statement of any other Person; provided, however, that the Issuer’s assets may be included in a consolidated financial statement of its Affiliate; provided that (1) appropriate notation shall be made on such consolidated financial statements to indicate the separateness of the Issuer from such Affiliate and to indicate that the Issuer’s assets and credit are not available to satisfy the debts and other obligations of such Affiliate or any other Person and (2) such assets shall also be listed on the Issuer’s own balance sheet; (G) allocate fairly and reasonably any overhead expenses, including for shared office space;
(H) correct any known misunderstanding regarding its separate identity; and (I) maintain adequate capital in light of its contemplated business purpose, transactions and liabilities; and (ii) the Issuer shall not (A) commingle its assets with assets of any other Person; (B) guarantee any obligation of any Person, including any Affiliate or become obligated for the debts of any other Person or hold out its credit or assets as being available to satisfy the obligations of others; (C) have its obligations guaranteed by any Affiliate; (D) pledge its assets to secure the obligations of any other Person
(E) acquire any securities of any Affiliate of the Issuer; (F) own any asset or property other than property arising out of the actions permitted to be performed under the Transaction Documents;
(G) have any subsidiaries (other than Issuer Subsidiaries); (H) engage, directly or indirectly, in any business other than the actions required or permitted to be performed under the Transaction Documents; (I) engage in any transaction with any member that is not permitted under the terms of the Servicing Agreement or this Indenture; (J) pay dividends other than in accordance with the terms of this Indenture and its Governing Documents; (K) conduct business under an assumed name (i.e., no “DBAs”); (L) incur, create or assume any indebtedness other than as expressly permitted under the Transaction Documents; (M) enter into any contract or agreement with any of its Affiliates, except upon terms and conditions that are commercially reasonable and substantially similar to those available in arm’s-length transactions; provided that the foregoing shall not prohibit the Issuer from entering into the transactions or agreements contemplated by the Servicing Agreement or this Indenture; (N) make or permit to remain outstanding any loan or advance to, or own or acquire any stock or securities of, any Person, except that the Issuer may invest in those investments (including ownership interests in Issuer Subsidiaries) permitted under the Transaction Documents and may make any advance required or expressly permitted to be made pursuant to any provisions of the Transaction Documents and permit the same to remain outstanding in accordance with such provisions; or (O) to the fullest extent permitted by law, engage in any dissolution, liquidation, consolidation, merger, asset sale or transfer of ownership

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interests other than such activities as are expressly permitted pursuant to any provision of the Transaction Documents.
Section 7.5    Protection of Collateral.

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(a)The Note Administrator, at the expense of the Issuer and pursuant to any Opinion of Counsel received pursuant to Section 7.5(d) shall execute and deliver all such Financing Statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action as may be necessary or advisable or desirable to secure the rights and remedies of the Holders and to:
(i)Grant more effectively all or any portion of the Collateral;
(ii)maintain or preserve the lien (and the priority thereof) of this Indenture or to carry out more effectively the purposes hereof;
(iii)perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture (including, without limitation, any and all actions necessary or desirable as a result of changes in law or regulations);
(iv)instruct the Special Servicer with respect to enforcement on any of the Collateral Interests or enforce on any other instruments or property included in the Collateral;
(v)instruct the Special Servicer to preserve and defend title to the Collateral Interests and preserve and defend title to the other Collateral and the rights of the Trustee, the Holders of the Notes in the Collateral against the claims of all persons and parties; and
(vi)pursuant to Section 11.1(a)(i)(1) and Section 11.1(a)(ii)(1), pay or cause to be paid any and all taxes levied or assessed upon all or any part of the Collateral.
The Issuer hereby designates the Note Administrator as its agent and attorney-in-fact to execute any Financing Statement, continuation statement or other instrument required pursuant to this Section 7.5. The Note Administrator agrees that it will from time to time execute and cause such Financing Statements and continuation statements to be filed (it being understood that the Note Administrator shall be entitled to rely upon an Opinion of Counsel described in Section 7.5(d), at the expense of the Issuer, as to the need to file such Financing Statements and continuation statements, the dates by which such filings are required to be made and the jurisdictions in which such filings are required to be made).
(b)Neither the Trustee nor the Note Administrator shall (except in accordance with Section 10.12(a) or (b) and except for payments, deliveries and distributions otherwise expressly permitted under this Indenture) cause or permit the Custodial Account or the Custodian to be located in a different jurisdiction from the jurisdiction in which the Custodian was located on the Closing Date, unless the Trustee or the Note Administrator, as applicable, shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.
The Issuer shall (i) pay or cause to be paid taxes, if any, levied on account of the beneficial ownership by the Issuer of any Collateral that secure the Notes and timely file all tax

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returns and information statements as required, (ii) take all actions necessary or advisable to prevent the Issuer from becoming subject to any withholding or other taxes or assessments, and

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(iii) if required to prevent the withholding or imposition of United States income tax, deliver or cause to be delivered a United States IRS Form W-9 (or the applicable IRS Form W-8, if appropriate) or successor applicable form, to each borrower, counterparty or paying agent with respect to (as applicable) an item included in the Collateral at the time such item is purchased or entered into and thereafter prior to the expiration or obsolescence of such form.
(c)For so long as the Notes are Outstanding, within the six-month period preceding the fifth anniversary of the Closing Date and every 60 months thereafter, the Issuer (or the Collateral Manager on its behalf) shall deliver to the Trustee and the Note Administrator, for the benefit of the Trustee, the Collateral Manager, the Note Administrator and the Rating Agencies, at the expense of the Issuer, an Opinion of Counsel stating what is required, in the opinion of such counsel, as of the date of such opinion, to maintain the lien and security interest created by this Indenture with respect to the Collateral, and confirming the matters set forth in the Opinion of Counsel, furnished pursuant to Section 3.1(d), with regard to the perfection and priority of such security interest (and such Opinion of Counsel may likewise be subject to qualifications and assumptions similar to those set forth in the Opinion of Counsel delivered pursuant to Section 3.1(d)).
Section 7.6 Notice of Any Amendments. The Issuer shall give notice to the 17g-5 Information Provider of, and satisfy the Rating Agency Condition with respect to, any amendments to its Governing Documents.
Section 7.7    Performance of Obligations.
(a)The Issuer shall not take any action, and will use commercially reasonable efforts not to permit any action to be taken by others, that would release any Person from any of such Person’s covenants or obligations under any Instrument included in the Collateral, except in the case of enforcement action taken with respect to any Defaulted Collateral Interest in accordance with the provisions hereof and as otherwise required hereby.
(b)The Issuer may, with the prior written consent of the Majority of the Notes (other than the Income Notes) (or, if the Income Notes are the only Notes Outstanding, the Majority Income Noteholder), contract with other Persons, including the Servicer, the Special Servicer, the Note Administrator, the Collateral Manager or the Trustee, for the performance of actions and obligations to be performed by the Issuer hereunder by such Persons and the performance of the actions and other obligations with respect to the Collateral of the nature set forth in this Indenture. Notwithstanding any such arrangement, the Issuer shall remain primarily liable with respect thereto. In the event of such contract, the performance of such actions and obligations by such Persons shall be deemed to be performance of such actions and obligations by the Issuer; and the Issuer shall punctually perform, and use commercially reasonable efforts to cause the Servicer, the Special Servicer, the Collateral Manager or such other Person to perform, all of their obligations and agreements contained in this Indenture or such other agreement.
Unless the Rating Agency Condition is satisfied with respect thereto, the Issuer shall maintain the Servicing Agreement in full force and effect so long as any Notes remain

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Outstanding and shall not terminate the Servicing Agreement with respect to any Collateral Interest

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except upon the sale or other liquidation of such Collateral Interest in accordance with the terms and conditions of this Indenture.
(c)If the Issuer receives a notice from the Rating Agencies stating that it is not in compliance with Rule 17g-5, the Issuer shall take such action as mutually agreed between the Issuer and the Rating Agencies in order to comply with Rule 17g-5.
Section 7.8    Negative Covenants.
(a)The Issuer shall not:
(i)sell, assign, participate, transfer, exchange or otherwise dispose of, or pledge, mortgage, hypothecate or otherwise encumber (or permit such to occur or suffer such to exist), any part of the Collateral, except as otherwise expressly permitted by this Indenture or the Servicing Agreement;
(ii)claim any credit on, make any deduction from, or dispute the enforceability of, the payment of the principal or interest payable in respect of the Notes (other than amounts required to be paid, deducted or withheld in accordance with any applicable law or regulation of any governmental authority) or assert any claim against any present or future Noteholder by reason of the payment of any taxes levied or assessed upon any part of the Collateral;
(iii)(A) incur or assume or guarantee any indebtedness, other than the Notes and this Indenture and the transactions contemplated hereby; or (B) issue any additional class of securities, other than the Notes and the Membership Interests;
(iv)(A) permit the validity or effectiveness of this Indenture or any Grant hereunder to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to this Indenture or the Notes, except as may be expressly permitted hereby; (B) permit any lien, charge, adverse claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof, any interest therein or the proceeds thereof, except as may be expressly permitted hereby; or (C) take any action that would permit the lien of this Indenture not to constitute a valid first priority security interest in the Collateral, except as may be expressly permitted hereby;
(v)amend the Servicing Agreement, except pursuant to the terms thereof;
(vi)[reserved];
(vii)to the maximum extent permitted by applicable law, dissolve or liquidate in whole or in part, except as permitted hereunder;

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make or incur any capital expenditures, except as reasonably required to perform its functions in accordance with the terms of this Indenture;

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(viii)become liable in any way, whether directly or by assignment or as a guarantor or other surety, for the obligations of the lessee under any lease, hire any employees or pay any dividends to its members;
(ix)maintain any bank accounts other than the Accounts;
(x)conduct business under an assumed name, or change its name without first delivering at least 30 days’ prior written notice to the Trustee, the Note Administrator, the Noteholders and the Rating Agencies and an Opinion of Counsel to the effect that such name change will not adversely affect the security interest hereunder of the Trustee or the Secured Parties;
(xi)take any action that would result in it failing to qualify as a Qualified REIT Subsidiary of INCREF Sub-REIT for federal income tax purposes (including, but not limited to, an election to treat the Issuer as a “taxable REIT subsidiary,” as defined in Section 856(l) of the Code), unless, based on an Opinion of Counsel of Sidley Austin LLP or another nationally-recognized tax counsel experienced in such matters, the Issuer will be treated as a Qualified REIT Subsidiary of a REIT other than INCREF Sub-REIT;
(xii)except for any agreements involving the purchase and sale of Collateral Interests having customary purchase or sale terms and documented with customary loan trading documentation, enter into any agreements unless such agreements contain “non-petition” and “limited recourse” provisions; or
(xiii)amend its organizational documents without satisfaction of the Rating Agency Condition in connection therewith.
(b)Neither the Issuer nor the Trustee shall sell, transfer, exchange or otherwise dispose of Collateral, or enter into or engage in any business with respect to any part of the Collateral, except as expressly permitted or required by this Indenture or the Servicing Agreement.
(c)[Reserved].
(d)For so long as any of the Notes are Outstanding, the Issuer shall not issue any Membership Interests to any Person other than INCREF Sub-REIT or a wholly-owned subsidiary of INCREF Sub-REIT.
The Issuer shall not enter into any material new agreements (other than any Collateral Interest Purchase Agreement or other agreement contemplated by this Indenture) (including, without limitation, in connection with the sale of Collateral by the Issuer) without the prior written consent of the Holders of at least a Majority of the Notes (other than the Income Notes) (or, if the Income Notes are the only Notes Outstanding, the Majority Income Noteholder) and shall provide notice of all new agreements (other than any Collateral Interest or other agreement specifically contemplated by this Indenture) to the Holders of the Notes. The foregoing notwithstanding, the Issuer may agree to any material new agreements; provided that

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(i) the Issuer (or the Collateral Manager on its behalf) determines that such new agreements would not, upon becoming effective, adversely affect the rights or interests of any Class or Classes of Noteholders and (ii) subject to satisfaction of the Rating Agency Condition.

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(e)As long as any Note is Outstanding, the Advancing Agent shall cause the Retention Holder to not transfer (whether by means of actual transfer or a transfer of beneficial ownership for U.S. federal income tax purposes), pledge or hypothecate the Retained Notes, any retained or repurchased Notes or the Membership Interests to any other Person (except to an Affiliate that is wholly-owned by INCREF Sub-REIT and is disregarded for U.S. federal income tax purposes) unless the Issuer receives a No Entity-Level Tax Opinion with respect to such transfer, pledge or hypothecation.
(f)Any financing arrangement pursuant to Section 7.8(f) shall prohibit any further transfer (whether by means of actual transfer or a transfer of beneficial ownership for U.S. federal income tax purposes) of any retained or repurchased Notes, the Retained Notes and the Membership Interests, including a transfer in connection with any exercise of remedies under such financing unless the Issuer receives a No Entity-Level Tax Opinion with respect to such further transfer
Section 7.9 Statement as to Compliance. On or before January 31, in each calendar year, commencing in 2027 or immediately if there has been a Default in the fulfillment of an obligation under this Indenture, the Issuer shall deliver to the Trustee, the Note Administrator and the 17g-5 Information Provider an Officer’s Certificate given on behalf of the Issuer and without personal liability stating, as to each signer thereof, that, since the date of the last certificate or, in the case of the first certificate, the Closing Date, to the best of the knowledge, information and belief of such Officer, the Issuer has fulfilled all of its obligations under this Indenture or, if there has been a Default in the fulfillment of any such obligation, specifying each such Default known to them and the nature and status thereof.
Section 7.10 Issuer May Consolidate or Merge Only on Certain Terms. The Issuer shall not consolidate or merge with or into any other Person or transfer or convey all or substantially all of its Collateral to any Person, unless permitted by the Governing Documents and unless:
(i)the Issuer shall be the surviving entity, or the Person (if other than the Issuer) formed by such consolidation or into which the Issuer is merged or to which all or substantially all of the Collateral of the Issuer are transferred shall be an entity organized and existing under the laws of the State of Delaware or such other jurisdiction approved by a Majority of each and every Class of the Notes (each voting as a separate Class); provided that no such approval shall be required in connection with any such transaction undertaken solely to effect a change in the jurisdiction of formation pursuant to Section 7.4 hereof; and provided, further, that the surviving entity shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, the Note Administrator, and each Noteholder, the due and punctual payment of the principal of and interest on all Notes and other amounts payable hereunder and under the Servicing Agreement and the performance and observance of every covenant of this Indenture and the Servicing Agreement on the part of the Issuer to be performed or observed, all as provided herein;
the Rating Agency Condition shall be satisfied;

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(ii)if the Issuer is not the surviving entity, the Person formed by such consolidation or into which the Issuer is merged or to which all or substantially all of the Collateral of the Issuer are transferred shall have agreed with the Trustee and the Note Administrator (A) to observe the same legal requirements for the recognition of such formed or surviving entity as a legal entity separate and apart from any of its Affiliates as are applicable to the Issuer with respect to its Affiliates and (B) not to consolidate or merge with or into any other Person or transfer or convey all or substantially all of the Collateral to any other Person except in accordance with the provisions of this Section 7.10, unless in connection with a sale of the Collateral pursuant to Article 5, Article 9 or Article 12;
(iii)if the Issuer is not the surviving entity, the Person formed by such consolidation or into which the Issuer is merged or to which all or substantially all of the Collateral of the Issuer are transferred shall have delivered to the Trustee, the Note Administrator, the Servicer, the Special Servicer, the Collateral Manager and the Rating Agencies an Officer’s Certificate and an Opinion of Counsel each stating that such Person is duly organized, validly existing and in good standing in the jurisdiction in which such Person is organized; that such Person has sufficient power and authority to assume the obligations set forth in Section 7.10(i) above and to execute and deliver an indenture supplemental hereto for the purpose of assuming such obligations; that such Person has duly authorized the execution, delivery and performance of an indenture supplemental hereto for the purpose of assuming such obligations and that such supplemental indenture is a valid, legal and binding obligation of such Person, enforceable in accordance with its terms, subject only to bankruptcy, reorganization, insolvency, moratorium and other laws affecting the enforcement of creditors’ rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); that, immediately following the event which causes such Person to become the successor to the Issuer, (A) such Person has good and marketable title, free and clear of any lien, security interest or charge, other than the lien and security interest of this Indenture, to the Collateral securing, in the case of a consolidation or merger of the Issuer, all of the Secured Notes or, in the case of any transfer or conveyance of the Collateral securing any of the Secured Notes, such Secured Notes,
(B) the Trustee continues to have a valid perfected first priority security interest in the Collateral securing, in the case of a consolidation or merger of the Issuer, all of the Secured Notes, or, in the case of any transfer or conveyance of the Collateral securing any of the Secured Notes, such Secured Notes and (C) such other matters as the Trustee, the Note Administrator, the Servicer, the Special Servicer, the Collateral Manager or any Noteholder may reasonably require;
(iv)immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;
(v)the Issuer shall have delivered to the Trustee, the Note Administrator and each Noteholder an Officer’s Certificate and an Opinion of Counsel each stating that such consolidation, merger, transfer or conveyance and such supplemental indenture comply with this Article 7 and that all conditions precedent in this Article 7 provided for relating to such transaction have been complied with;

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the Issuer has received an opinion from Sidley Austin LLP or an opinion of other nationally recognized U.S. tax counsel experienced in such matters that the Issuer

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or the Person with whom the Issuer will be consolidated or merged will be treated as a Qualified REIT Subsidiary;
(vi)the Issuer has received an opinion from Sidley Austin LLP or an opinion of other nationally recognized U.S. tax counsel experienced in such matters that such action will not adversely affect the tax treatment of the Noteholders as described in the Offering Memorandum under the heading “Certain U.S. Federal Income Tax Considerations” to any material extent; and
(vii)after giving effect to such transaction, the Issuer shall not be required to register as an investment company under the 1940 Act.
Section 7.11 Successor Substituted. Upon any consolidation or merger, or transfer or conveyance of all or substantially all of the Collateral of the Issuer, in accordance with Section 7.10 hereof, the Person formed by or surviving such consolidation or merger (if other than the Issuer), or the Person to which such consolidation, merger, transfer or conveyance is made, shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein. In the event of any such consolidation, merger, transfer or conveyance, the Person named as the “Issuer” in the first paragraph of this Indenture or any successor which shall theretofore have become such in the manner prescribed in this Article 7 may be dissolved, wound-up and liquidated at any time thereafter, and such Person thereafter shall be released from its liabilities as obligor and maker on all the Notes and from its obligations under this Indenture.
Section 7.12 No Other Business. The Issuer shall not engage in any business or activity other than issuing and selling the Notes pursuant to this Indenture and any supplements thereto, issuing its Membership Interests in accordance with its Governing Documents and acquiring, owning, holding, disposing of and pledging the Collateral in connection with the Notes and such other activities which are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.
Section 7.13 Reporting. At any time when the Issuer is not subject to Section 13 or 15(d) of the Exchange Act and is not exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, upon the request of a Holder or beneficial owner of a Note, the Issuer shall promptly furnish or cause to be furnished “Rule 144A Information” (as defined below) to such Holder or beneficial owner, to a prospective purchaser of such Note designated by such Holder or beneficial owner or to the Note Administrator for delivery to such Holder or beneficial owner or a prospective purchaser designated by such Holder or beneficial owner, as the case may be, in order to permit compliance by such Holder or beneficial owner with Rule 144A under the Securities Act in connection with the resale of such Note by such Holder or beneficial owner. “Rule 144A Information” shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto). The Note Administrator shall reasonably cooperate with the Issuer in mailing or otherwise distributing (at the Issuer’s expense) to such Noteholders or prospective purchasers, at and pursuant to the Issuer’s written direction the foregoing materials prepared by or on behalf of the Issuer; provided, however, that the Note Administrator shall be entitled to prepare and affix thereto or enclose therewith reasonable disclaimers to the effect that such Rule 144A Information was not assembled by the Note

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Administrator, that the Note Administrator has not reviewed or verified the accuracy thereof, and that it makes no representation as to such accuracy or as to the sufficiency of such information under the requirements of Rule 144A or for any other purpose.
Section 7.14    Calculation Agent.
(a)The Issuer hereby agrees that for so long as any Notes remain Outstanding there shall at all times be an agent appointed to calculate the Benchmark in respect of each Interest Accrual Period in accordance with the terms of Schedule B attached hereto (the “Calculation Agent”). The Issuer has appointed the Note Administrator as Calculation Agent for purposes of determining the Benchmark for each Interest Accrual Period. The Calculation Agent may be removed by the Issuer at any time with cause or without cause upon 30 days’ written notice. The Calculation Agent may resign at any time by giving written notice thereof to the Issuer, the Noteholders and the Rating Agencies. If the Calculation Agent is unable or unwilling to act as such or is removed by the Issuer, or if the Calculation Agent fails to determine the rate using the Benchmark or the Interest Distribution Amount for any Class of Notes in respect of any Interest Accrual Period, the Issuer shall promptly appoint as a replacement Calculation Agent a leading bank which does not control or is not controlled by or under common control with the Issuer or its Affiliates. The Calculation Agent may not resign its duties without a successor having been duly appointed. If no successor Calculation Agent shall have been appointed within 30 days after giving of a notice of resignation, the resigning Calculation Agent or a Majority of the Holders of the Notes, on behalf of itself and all others similarly situated, may petition a court of competent jurisdiction for the appointment of a successor Calculation Agent.
(b)The Calculation Agent shall be required to agree that, as soon as practicable after the Reference Time, but in no event later than 11:00 a.m. (New York time) on the Business Day immediately following each Benchmark Determination Date, the Calculation Agent shall calculate the Benchmark for the next Interest Accrual Period and will communicate such information to the Note Administrator, who shall include such calculation on the next Monthly Report following such Benchmark Determination Date. The Calculation Agent shall notify the Issuer and the Collateral Manager before 5:00 p.m. (New York time) on each Benchmark Determination Date if it has not determined and is not in the process of determining the Benchmark and the Interest Distribution Amounts for each Class of Notes, together with the reasons therefor. The determination of the Note Interest Rates and the related Interest Distribution Amounts, respectively, by the Calculation Agent shall, absent manifest error, be final and binding on all parties.
Section 7.15    REIT Status.
INCREF Sub-REIT shall not take any action that results in the Issuer failing to qualify as a Qualified REIT Subsidiary or other disregarded entity of INCREF Sub-REIT for U.S. federal income tax purposes, unless, based on an Opinion of Counsel, the Issuer will be treated as a Qualified REIT Subsidiary or other disregarded entity of a REIT other than INCREF Sub-REIT for U.S. federal income tax purposes.
Section 7.16    Permitted Subsidiaries.    Notwithstanding any other provision of this Indenture, the Collateral Manager on behalf of the Issuer shall, following delivery of an Issuer

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Order to the parties hereto, be permitted to sell or transfer to a Permitted Subsidiary at any time any Sensitive Asset for consideration consisting entirely of the equity interests of such Permitted Subsidiary (or for an increase in the value of equity interests already owned). Such Issuer Order shall certify that the sale of a Sensitive Asset is being made in accordance with satisfaction of all requirements of this Indenture. The Custodian shall, upon receipt of a Request for Release with respect to a Sensitive Asset, release such Sensitive Asset and shall deliver such Sensitive Asset as specified in such Request for Release. The following provisions shall apply to all Sensitive Asset and Permitted Subsidiaries:
(a)For all purposes under this Indenture, any Sensitive Asset transferred to a Permitted Subsidiary shall be treated as if it were an asset owned directly by the Issuer.
(b)Any distribution of Cash by a Permitted Subsidiary to the Issuer shall be characterized as Interest Proceeds or Principal Proceeds to the same extent that such Cash would have been characterized as Interest Proceeds or Principal Proceeds if received directly by the Issuer and each Permitted Subsidiary shall cause all proceeds of and collections on each Sensitive Asset owned by such Permitted Subsidiary to be deposited into the Payment Account.
(c)To the extent applicable, the Issuer shall form one or more Securities Accounts with the Securities Intermediary for the benefit of each Permitted Subsidiary and shall, to the extent applicable, cause each Sensitive Asset to be credited to such Securities Accounts.
(d)Notwithstanding the complete and absolute transfer of a Sensitive Asset to a Permitted Subsidiary, the ownership interests of the Issuer in a Permitted Subsidiary or any property distributed to the Issuer by a Permitted Subsidiary shall be treated as a continuation of its ownership of the Sensitive Asset that was transferred to such Permitted Subsidiary (and shall be treated as having the same characteristics as such Sensitive Asset).
(e)If the Special Servicer on behalf of the Trustee, the Collateral Manager or any other authorized party takes any action under this Indenture to sell, liquidate or dispose of all or substantially all of the Collateral, the Issuer (or the Collateral Manager on its behalf) shall cause each Permitted Subsidiary to sell each Sensitive Asset and all other Collateral held by such Permitted Subsidiary and distribute the proceeds of such sale, net of any amounts necessary to satisfy any related expenses and tax liabilities, to the Issuer in exchange for the equity interest in such Permitted Subsidiary held by the Issuer.
Section 7.17 Repurchase Requests. If the Issuer, the Trustee, the Note Administrator, the Collateral Manager, the Servicer or the Special Servicer receives any request or demand that a Collateral Interest be repurchased or replaced arising from any Material Breach of a representation or warranty made with respect to such Collateral Interest or any Material Document Defect (any such request or demand, a “Repurchase Request”) or a withdrawal of a Repurchase Request from any Person other than the Servicer or Special Servicer, then the Collateral Manager (on behalf of the Issuer), the Trustee or the Note Administrator, as applicable, shall promptly forward such notice of such Repurchase Request or withdrawal of a Repurchase Request, as the case may be, to the Servicer (if related to a Collateral Interest that is, or is related to, a Performing Mortgage Loan as defined in the Servicing Agreement) or Special Servicer, and include the following statement in the related correspondence: “This is a “[Repurchase Request]/[withdrawal of a Repurchase

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Request]” under Section 3.19 of the Servicing Agreement relating to INCREF 2026-FL2 LLC, requiring action from you as the “Repurchase Request Recipient” thereunder.” Any Repurchase Request or withdrawal of a Repurchase Request delivered to the Note Administrator shall be submitted in writing or by email to #NACCTMMGRepurchases@computershare.com (or such other email address as the Note Administrator shall designate from time to time) with a subject line of “Repurchase Request [Withdrawal] – INCREF 2026-FL2”. Upon receipt of such Repurchase Request or withdrawal of a Repurchase Request by the Collateral Manager, the Servicer or Special Servicer pursuant to the prior sentence, the Servicer or the Special Servicer, as applicable, shall be deemed to be the Repurchase Request Recipient in respect of such Repurchase Request or withdrawal of a Repurchase Request, as the case may be, and shall be responsible for complying with the procedures set forth in Section 3.19 of the Servicing Agreement with respect to such Repurchase Request.
Section 7.18 Servicing of Loans and Control of Servicing Decisions. The Mortgage Loans (other than the Non-Serviced Loans) will be serviced by the Servicer or, with respect to Specially Serviced Loans, the Special Servicer, in each case pursuant to the Servicing Agreement, subject to the consultation, consent and direction rights of the Collateral Manager, as set forth in the Servicing Agreement, subject to those conditions, restrictions or termination events expressly provided therein. Nothing in this Indenture shall be interpreted to limit in any respect the rights of the Collateral Manager under the Servicing Agreement and none of the Issuer, Note Administrator and Trustee shall take any action under this Indenture inconsistent with the Collateral Manager’s rights set forth under the Servicing Agreement.
Section 7.19 ABS Due Diligence Services. If any of the parties to this Indenture receives a Form ABS Due Diligence-15E from any party in connection with any third-party due diligence services such party may have provided with respect to the Collateral Interests (any such party, a “Due Diligence Service Provider”), such receiving party shall promptly forward such Form ABS Due Diligence-15E to the 17g-5 Information Provider for posting on the 17g-5 Website. The 17g-5 Information Provider shall post on the 17g-5 Website any Form ABS Due Diligence-15E it receives directly from a Due Diligence Service Provider or from another party to this Indenture, promptly upon receipt thereof.
Section 7.20    Designated Transaction Representative.
(a)In the discharge of its obligations, the Designated Transaction Representative shall not be liable for actions taken or omitted to be taken unless such actions are taken or omitted to be taken by reason of the Designated Transaction Representative’s gross negligence. The Issuer hereby waives and releases, subject to the foregoing, any and all claims with respect to any action taken or omitted to be taken with respect to a Benchmark Replacement, including, without limitation, determinations as to the occurrence of a Benchmark Transition Event or a Benchmark Replacement Date, the selection of a Benchmark Replacement, the determination of the applicable Benchmark Replacement Adjustment, and the determination and implementation of any Benchmark Replacement Conforming Changes.

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The Designated Transaction Representative shall have no direct or indirect liability whatsoever to the holders of any interest in any Note, it being understood that the only remedies available to holders of the Notes in respect of any Benchmark Replacement will be the

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implementation via court order of a different Benchmark Replacement and the implementation of any court-ordered Benchmark Replacement Date, Benchmark Replacement Adjustment, and the determination and implementation of any Benchmark Replacement Conforming Changes and other potential remedies, but not any remedies against the Designated Transaction Representative.
(b)The Designated Transaction Representative shall have no responsibility in respect of any failure to select a Benchmark Replacement due to the unavailability of sufficient guidance from the Relevant Governmental Body or ISDA Definitions or from market practice (taking into account guidance from consultants, advisors or experts) or in the event the Designated Transaction Representative determines in its discretion that there is not otherwise an industry-accepted rate of interest, spread adjustment or methods for calculating a Benchmark Replacement. The Designated Transaction Representative shall be fully protected in acting in accordance with its understanding of the recommendations, selections, endorsements or any other guidelines provided by a Relevant Governmental Body or ISDA; provided, however, that the Designated Transaction Representative shall only be liable to the extent that it was grossly negligent. In the event the Designated Transaction Representative has to make determinations giving due consideration to industry-accepted standards or market practice, the Designated Transaction Representative shall, unless it has acted grossly negligent, be fully protected in making such determinations based on its understanding of current industry-accepted standards or market practice (it being understood that such standards or practices may evolve quickly and over time), and the Designated Transaction Representative may, in its sole discretion, refrain from performing its obligations until it determines that such industry-accepted standards or market practice exist to make such determinations. In all cases, the Designated Transaction Representative may consult with and shall be entitled to conclusively rely on the advice of legal counsel and the advice of consultants, advisors and experts with respect to any determination that the Designated Transaction Representative is required to make as Designated Transaction Representative and shall be protected if it acts in reliance upon such advice.
(c)The Designated Transaction Representative shall incur no liability to anyone in acting upon any signature, instrument, statement, notice, resolution, request, direction, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and believed by it to be signed by the proper party or parties. The Designated Transaction Representative may exercise any of its rights or powers hereunder or perform any of its duties hereunder either directly or by or through agents or attorneys, and the Designated Transaction Representative shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it. The Designated Transaction Representative shall in no event have any liability for the actions or omissions of the Issuer, the Servicer, the Note Administrator or any other Person, and shall have no liability for any inaccuracy or error in any duty performed by it that results from or is caused by inaccurate, untimely or incomplete information or data received by it from the Issuer, the Servicer, the Note Administrator or another Person.
Under no circumstances shall the Designated Transaction Representative be liable for indirect, punitive, special or consequential damages under or pursuant to this Indenture, its

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duties or obligations hereunder or arising out of or relating to the subject matter hereof, even if the Designated Transaction Representative has been advised of the likelihood of such damages and regardless of the form of such action. Notwithstanding anything herein and without limiting

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the generality of any terms of Section 2.16 or this Section 7.20, the Designated Transaction Representative shall not have any liability to the extent of any expense, loss, damage, demand, charge or claim resulting from or caused by events or circumstances beyond the reasonable control of such party including, without limitation, the interruption, suspension or restriction of trading on or the closure of any securities markets, power or other mechanical or technological failures or interruptions, computer viruses, communications disruptions, work stoppages, natural disasters, fire, war, terrorism, riots, rebellions, or other similar acts. No provision of this Indenture shall require the Designated Transaction Representative to take any action that it believes to be contrary to applicable law or to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties thereunder if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. The Designated Transaction Representative shall not be deemed to have notice or knowledge of any provisions or terms of any Transaction Document to which it is not a party.
ARTICLE 8 SUPPLEMENTAL INDENTURES
Section 8.1    Supplemental Indentures Without Consent of Noteholders.
(a)Without the consent of the Holders of any Notes, and without satisfaction of the Rating Agency Condition, the Issuer, when authorized by Board Resolutions of the Issuer, the Trustee and the Note Administrator, at any time and from time to time subject to the requirement provided below in this Section 8.1, may enter into one or more indentures supplemental hereto, in form satisfactory to the parties thereto, for any of the following purposes:
(i)evidence the succession of any Person to the Issuer and the assumption by any such successor of the covenants of the Issuer herein and in the Notes;
(ii)add to the covenants of the Issuer, the Note Administrator or the Trustee for the benefit of the Noteholders or to surrender any right or power herein conferred upon the Issuer, as applicable;
(iii)convey, transfer, assign, mortgage or pledge any property to or with the Trustee, or add to the conditions, limitations or restrictions on the authorized amount, terms and purposes of the issue, authentication and delivery of the Notes;
(iv)evidence and provide for the acceptance of appointment hereunder of a successor Trustee or a successor Note Administrator and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.9, Section 6.10 and Section 6.12 hereof;
correct or amplify the description of any property at any time subject to the lien of this Indenture, or to better assure, convey and confirm unto the Trustee any property subject or

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required to be subject to the lien of this Indenture (including, without limitation, any and all actions necessary or desirable as a result of changes in law or regulations) or to subject any additional property to the lien of this Indenture;

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(v)modify the restrictions on and procedures for resales and other transfers of Notes to reflect any changes in applicable law or regulation (or the interpretation thereof) or to enable the Issuer to rely upon any exemption or exclusion from registration under the Securities Act, the Exchange Act or the 1940 Act (including, without limitation, (A) to prevent any Class of Notes from being considered an “ownership interest” under Section 619 of Dodd-Frank (such statutory provision together with such implementing regulations, the “Volcker Rule”) or (B) to prevent the Issuer from being considered a “covered fund” under the Volcker Rule) or to remove restrictions on resale and transfer to the extent not required thereunder;
(vi)accommodate the issuance, if any, of Notes in global or book entry form through the facilities of DTC or otherwise;
(vii)to prevent the Issuer from failing to qualify as a Qualified REIT Subsidiary or other disregarded entity of a REIT for U.S. federal income tax purposes, or to prevent the Issuer, the holders of the Notes, or the Trustee from being subject to withholding or other taxes, fees or assessments or from otherwise being subject to U.S. federal, state, local or foreign income or franchise tax on a net income tax basis;
(viii)amend or supplement any provision of this Indenture to the extent necessary to maintain the then-current ratings assigned to the Notes;
(ix)accommodate the settlement of the Notes in book-entry form through the facilities of DTC, Euroclear or Clearstream, Luxembourg or otherwise;
(x)authorize the appointment of any listing agent, transfer agent, paying agent or additional registrar for any Class of Notes required or advisable in connection with the listing of any Class of Notes on any stock exchange, and otherwise to amend this Indenture to incorporate any changes required or requested by any governmental authority, stock exchange authority, listing agent, transfer agent, paying agent or additional registrar for any Class of Notes in connection therewith;
(xi)evidence changes to applicable laws and regulations;
(xii)to modify, eliminate or add to any of the provisions of this Indenture in the event the U.S. Credit Risk Retention Rules, the EU Securitization Rules, UK Securitization Rules or any other regulations applicable to the risk retention requirements for this securitization transaction are amended or repealed, in order to modify or eliminate the risk retention requirements in the event of such amendment or repeal; provided that (a) with respect to the U.S. Credit Risk Retention Rules, the Trustee has received an opinion of counsel to the effect the action is consistent with and will not cause a violation of the U.S. Credit Risk Retention Rules, and (b) with respect to the EU Securitization Rules or UK Securitization Rules, the EU/UK Retention Holder (1) consents thereto and (2) certifies to the Trustee that it has received written legal advice to the effect that the action is consistent with, and will not cause a violation of, the EU Securitization Rules or the UK Securitization Rules (as applicable);
(xiii)reduce the minimum denominations required for transfer of the

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Notes;

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(xiv)modify the provisions of this Indenture with respect to reimbursement of Nonrecoverable Interest Advances if (a) the Collateral Manager determines that the commercial mortgage securitization industry standard for such provisions has changed, in order to conform to such industry standard and (b) such modification does not adversely affect the status of Issuer for U.S. federal income tax purposes, as evidenced by an opinion of counsel;
(xv)modify the procedures set forth in this Indenture relating to compliance with Rule 17g-5 of the Exchange Act; provided that the change would not materially increase the obligations of the Collateral Manager, the Note Administrator, Trustee, any paying agent, the Servicer or the Special Servicer (in each case, without such party’s consent) and would not adversely affect in any material respect the interests of any Noteholder; provided, further, that the Collateral Manager must provide a copy of any such amendment to the 17g-5 Information Provider for posting to the Rule 17g-5 Website and provide notice of any such amendment to the Rating Agencies; and
(xvi)make any change to any other provisions with respect to matters or questions arising under this Indenture; provided that the party requesting the supplemental indenture represents that it believes the required action will not adversely affect in any material respect the interests of any Noteholder not consenting thereto and (A) such party has obtained an opinion of counsel to such effect or (B) such party has obtained an officer’s certificate of the Collateral Manager to such effect;
provided that (subject to the further provisions on modification and amendment of this Indenture set forth below) such action would not adversely affect the tax treatment of the Offered Notes as indebtedness, constitute an event requiring the beneficial owner of the Offered Notes to recognize gain or loss for U.S. federal income tax purposes, or cause the Issuer to be subject to
U.S. federal tax on a net income basis.
The Note Administrator and Trustee are each hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the Note Administrator and Trustee shall not be obligated to enter into any such supplemental indenture which affects the Note Administrator’s or Trustee’s own rights, duties, liabilities or immunities under this Indenture or otherwise, except to the extent required by law.
Neither the Trustee nor the Note Administrator will enter into any such supplemental indenture unless the Trustee and the Note Administrator have received, in addition to such other requirements under this Indenture, an opinion from Sidley Austin LLP or other nationally recognized U.S. tax counsel experienced in such matters that the proposed supplemental indenture will not cause the Issuer to fail to be treated as a Qualified REIT Subsidiary or other disregarded entity of a REIT for U.S. federal income tax purposes.
Notwithstanding Section 8.1(a) and Section 8.2 or any other provision of this Indenture, without prior notice to, and without the consent of the Holders of any Notes or satisfaction of the Rating Agency Condition, the Issuer, when authorized by Board Resolutions

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of the Issuer, the Advancing Agent, the Trustee and the Note Administrator, may enter into one or

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more indentures supplemental hereto, in form satisfactory to the Trustee and the Note Administrator, for any of the following purposes:
(i)to conform this Indenture to the provisions described in the Offering Memorandum (or any supplement thereto);
(ii)to correct any defect or ambiguity in this Indenture in order to address any manifest error, omission or mistake in any provision of this Indenture;
(iii)to conform this Indenture to any Rating Agency Test Modification;
(iv)to provide for the Notes of each Class to bear interest based on the applicable Benchmark Replacement from and after the related Benchmark Replacement Date; and/or, at the direction of the Designated Transaction Representative, to make Benchmark Replacement Conforming Changes; and
(v)to amend the provisions of Section 2.17 to reflect a change in the principal amount or priority of the Income Note Components or to otherwise reflect a change in the sub-division of the Income Notes for purposes of excess inclusion income; provided that no amendment to Section 2.17 shall affect the principal amount or priority of any more senior Class of Notes in accordance with the Priority of Payments.
Section 8.2 Supplemental Indentures with Consent of Noteholders. Except as set forth below and in Section 8.1, the Note Administrator, the Trustee, the Advancing Agent and the Issuer may enter into one or more indentures supplemental hereto to add any provisions to, or change in any manner or eliminate any of the provisions of, this Indenture or modify in any manner the rights of the Holders of any Class of Notes under this Indenture only with (x) the written consent of the holders of at least a majority of the aggregate outstanding principal amount of the Notes of each Class materially and adversely affected thereby (excluding any Notes owned by the Collateral Manager or any of its affiliates) and (y) satisfaction of the Rating Agency Condition. The Note Administrator will give 10 Business Days’ notice of such change to the holders of each Class of Notes, requesting notification by such Noteholders if any such Noteholders would be materially and adversely affected by the proposed supplemental indenture. The Note Administrator will be required to include notice of such consent request in the next Monthly Report and a copy of the proposed supplemental indenture will be posted on the Note Administrator’s website. Following such initial 10 Business Day period, the Note Administrator will provide three successive additional 10 Business Days’ notices to any holder of Notes that did not respond to the initial notice. Unless the Note Administrator is notified (after giving such initial 10 Business Days’ notice and the three additional 10 Business Days’ notices, as applicable) by holders of at least 33 1/3 in aggregate outstanding principal amount (excluding any Notes held by the Collateral Manager or its affiliates or by any accounts managed by them) of the Notes of any Class that such Class of Notes will be materially and adversely affected by the proposed supplemental indenture, subject to any additional requirements set forth in this Indenture, the interests of such Class will be deemed not to be materially and adversely affected by such proposed supplemental indenture; provided that a Class of Notes may only be deemed to not be materially and adversely affected without the written consent by at least a majority of the Notes of any Class by up to five (5) proposed supplemental indentures in the aggregate; provided further that repeated requests for a

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supplemental indenture on separate occasions relating to the same subject matter will count as a separate proposal; provided further that the required multiple notices provided by the Note Administrator as described above for the same proposed supplemental indenture will constitute a single proposal. The consent of the holder of the Income Notes will be binding on all present and future holders of the Income Notes.
Without the consent of all of the Holders of each Outstanding Class of Notes materially adversely affected thereby, no supplemental indenture may:
(a)change the Stated Maturity Date of the principal of or the due date of any installment of interest on any Note, reduce the principal amount thereof or the Note Interest Rate thereon or the Redemption Price with respect to any Note, change the earliest date on which any Note may be redeemed at the option of the Issuer, change the provisions of this Indenture that apply proceeds of any Collateral to the payment of principal of or interest on Notes or change any place where, or the coin or currency in which, any Note or the principal thereof or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity Date thereof (or, in the case of redemption, on or after the applicable Redemption Date);
(b)reduce the percentage of the Aggregate Outstanding Amount of Holders of Notes of each Class whose holders’ consent is required for the authorization of any such supplemental indenture or for any waiver of compliance with certain provisions of this Indenture or certain Defaults hereunder or their consequences provided for in this Indenture;
(c)impair or adversely affect the Collateral except as otherwise permitted in this Indenture;
(d)permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Collateral or terminate such lien on any property at any time subject hereto or deprive the Holder of any Secured Note of the security afforded by the lien of this Indenture;
(e)reduce the percentage of the Aggregate Outstanding Amount of Holders of Notes of each Class whose consent is required to request the Trustee to preserve the Collateral or rescind any election to preserve the Collateral pursuant to Section 5.5 or to sell or liquidate the Collateral pursuant to Section 5.4 or Section 5.5 hereof;
(f)modify the definition of the terms “Outstanding” or the provisions of Section 11.1(a) or Section 13.1 hereof;
(g)modify any of the provisions of this Indenture in such a manner as to affect the calculation of the amount of any payment of interest on or principal of any Note on any Payment Date (or any other date) or to affect the rights of the Holders of Notes to the benefit of any provisions for the redemption of such Notes contained herein;

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reduce the permitted minimum denominations of the Notes below the minimum denomination necessary to maintain an exemption from the registration requirements of the Securities Act or the 1940 Act; or

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(h)modify any provisions regarding non-recourse or non-petition covenants with respect to the Issuer.
Notwithstanding the foregoing, with the consent of a majority of the holders of each outstanding Class of Notes, a supplemental indenture may:
(i)modify any of the provisions of this Indenture with respect to supplemental indentures except to increase the percentage of outstanding Notes whose holders’ consent is required for any such action or to provide that other provisions of this Indenture cannot be modified or waived without the consent of the holder of each outstanding Note affected thereby;
(j)modify the definitions of the terms “Acquisition Criteria,” “Controlling Class,” “Majority,” “Reinvestment Period” and “Supermajority” set forth in this Indenture; or
(k)modify the Eligibility Criteria, the Acquisition Criteria or the Note Protection Tests, other than with respect to a Rating Agency Test Modification.
The Trustee and Note Administrator will be entitled to rely upon an Officer’s Certificate of the Issuer (or the Collateral Manager on its behalf) in determining whether or not the holders of Notes would be materially and adversely affected by such change (after giving notice of such change to the holders of Notes). Such determination will be conclusive and binding on all present and future holders of Notes. Neither the Trustee nor the Note Administrator will be liable for any such determination made in good faith.
Section 8.3 Execution of Supplemental Indentures. In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article 8 or the modifications thereby of the trusts created by this Indenture, the Note Administrator and Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent thereto have been satisfied. The Note Administrator and Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects its own rights, duties or immunities under this Indenture or otherwise.
The Servicer and Special Servicer will be bound to follow any amendment or supplement to this Indenture of which it has received written notice at least ten (10) Business Days prior to the execution and delivery of such amendment or supplement; provided, however, that with respect to any amendment or supplement to this Indenture which may, in the judgment of the Servicer or Special Servicer adversely affect the Servicer or Special Servicer, the Servicer or Special Servicer, as applicable, shall not be bound (and the Issuer agrees that it will not permit any such amendment to become effective) unless the Servicer or Special Servicer, as applicable, gives prior written consent to the Note Administrator, the Trustee and the Issuer to such amendment. The Issuer, the Trustee and the Note Administrator shall give written notice to the Servicer and Special Servicer of any amendment made to this Indenture pursuant to its terms. In addition, the Servicer or Special Servicer’s written consent shall be required prior to any amendment to this Indenture by which it is adversely affected.

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The Collateral Manager will be bound to follow any amendment or supplement to this Indenture of which it has received written notice at least ten (10) Business Days prior to the

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execution and delivery of such amendment or supplement; provided, however, that with respect to any amendment or supplement to this Indenture which may, in the judgment of the Collateral Manager adversely affect the Collateral Manager, the Collateral Manager, as applicable, shall not be bound (and the Issuer agrees that it will not permit any such amendment to become effective) unless the Collateral Manager, as applicable, gives written consent to the Note Administrator, the Trustee and the Issuer to such amendment; provided, further, that, if the Collateral Manager does not notify the Note Administrator and the Trustee that it is adversely affected by such amendment or supplement within the afore-mentioned ten (10) Business Days, then the Collateral Manager shall be deemed not to be adversely affected by such amendment or supplement. The Issuer and the Note Administrator shall give written notice to the Collateral Manager of any amendment made to this Indenture pursuant to its terms.
At the cost of the Issuer, the Note Administrator shall provide to each Noteholder and, for so long as any Class of Secured Notes shall remain Outstanding and is rated, the Note Administrator shall provide to the 17g-5 Information Provider and the Rating Agencies a copy of any proposed supplemental indenture at least fifteen (15) Business Days prior to the execution thereof by the Note Administrator, and following execution shall provide to the 17g-5 Information Provider and the Rating Agencies a copy of the executed supplemental indenture.
The Trustee shall not enter into any such supplemental indenture unless (i) such action would not adversely affect the tax treatment of the Holders of the Notes as described in the Offering Memorandum under the heading “Certain U.S. Federal Income Tax Considerations” to any material extent or otherwise cause any of the statements described in the Offering Memorandum under the heading “Certain U.S. Federal Income Tax Considerations” to be inaccurate or incorrect to any material extent, as evidenced by an Opinion of Counsel from Sidley Austin LLP or other nationally recognized U.S. tax counsel experienced in such matters, and
(ii) the Trustee and the Note Administrator have received an Opinion of Counsel from Sidley Austin LLP or other nationally recognized U.S. tax counsel experienced in such matters that the proposed supplemental indenture will not cause the Issuer to fail to be treated as a Qualified REIT Subsidiary or other disregarded entity of a REIT. The Trustee and the Note Administrator shall be entitled to rely upon (i) the receipt of notice from the Rating Agencies or the Requesting Party, which may be in electronic form, that the Rating Agency Condition has been satisfied and
(ii) receipt of an Opinion of Counsel forwarded to the Trustee and Note Administrator certifying that, following provision of notice of such supplemental indenture to the Noteholders that the Holders of Notes would not be materially and adversely affected by such supplemental indenture. Such determination shall be conclusive and binding on all present and future Holders of Notes. Neither the Trustee nor the Note Administrator shall be liable for any such determination made in good faith and in reliance upon such Opinion of Counsel, as the case may be.
It shall not be necessary for any Act of Noteholders under this Article 8 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.
Promptly after the execution by the Issuer, the Note Administrator, the Advancing Agent and the Trustee of any supplemental indenture pursuant to this Article 8, the Note Administrator, at the expense of the

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Issuer, shall post an executed version of such supplemental indenture on the Note Administrator’s Website, shall provide such executed version to the Servicer, the Special

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Servicer and, so long as the Notes are Outstanding and are rated by the Rating Agencies, shall provide such executed version to the 17g-5 Information Provider for posting. Any failure of the Trustee and the Note Administrator to provide any such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.
Section 8.4 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article 8, this Indenture shall be modified in accordance therewith, such supplemental indenture shall form a part of this Indenture for all purposes and every Holder of Notes theretofore and thereafter authenticated and delivered hereunder shall be bound thereby.
Section 8.5 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article 8 may, and if required by the Note Administrator shall, bear a notice in form approved by the Note Administrator as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes, so modified as to conform in the opinion of the Note Administrator and the Issuer to any such supplemental indenture, may be prepared and executed by the Issuer and authenticated and delivered by the Note Administrator in exchange for Outstanding Notes. Notwithstanding the foregoing, any Note authenticated and delivered hereunder shall be subject to the terms and provisions of this Indenture, and any supplemental indenture.
ARTICLE 9

REDEMPTION OF NOTES; REDEMPTION PROCEDURES
Section 9.1 Clean-up Call; Tax Redemption; Optional Redemption; and Auction Call Redemption.
(a)The Notes may be redeemed by the Issuer at the option of and at the direction of the Collateral Manager (such redemption, a “Clean-up Call”), in whole but not in part, at a price equal to the applicable Redemption Prices on any Payment Date on which the Aggregate Outstanding Amount of the Offered Notes has been reduced to 10% or less of the Aggregate Outstanding Amount of the Offered Notes on the Closing Date; provided that the funds available to be used for such Clean-up Call will be sufficient to pay the Total Redemption Price.
(b)The Notes shall be redeemable by the Issuer in whole but not in part, at the written direction of the Majority Income Noteholder delivered to the Issuer and the Note Administrator, on the Payment Date following the occurrence of a Tax Event if the Tax Materiality Condition is satisfied at a price equal to the applicable Redemption Prices (such redemption, a “Tax Redemption”); provided that the funds available to be used for such Tax Redemption will be sufficient to pay the Total Redemption Price. Upon the receipt of such written direction of a Tax Redemption, the Note Administrator shall provide written notice thereof to the Noteholders and the Rating Agencies.

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The Notes shall be redeemable by the Issuer in whole but not in part, at a price equal to the applicable Redemption Prices, on any Payment Date after the end of the Non-Call Period, at the written direction of the Majority Income Noteholder to the Issuer, the Note

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Administrator and the Trustee (such redemption, an “Optional Redemption”); provided, however, that the funds available to be used for such Optional Redemption will be sufficient to pay the Total Redemption Price. Notwithstanding anything herein to the contrary, the Issuer shall not sell any Collateral Interest to any Affiliate other than the Retention Holder in connection with an Optional Redemption.
Notwithstanding anything herein to the contrary in this Indenture, in the case of an Optional Redemption, after providing for the payment of the Redemption Prices of all Classes of Offered Notes and all accrued and unpaid Company Administrative Expenses (and any other amounts owed to the Servicer or Special Servicer under the Servicing Agreement), if the Income Noteholders and/or one or more Affiliates thereof own 100% of one or more of the most junior Classes of Notes, such holder(s) may elect to exchange such Notes for all of the remaining Collateral Interests and other assets of the Issuer, in lieu of the Issuer paying such holder(s) the Redemption Price for such Notes.
(c)The Notes shall be redeemable by the Issuer in whole but not in part, at a price equal to the applicable Redemption Prices, on any Payment Date occurring in March, June, September and December in each year, beginning on the Payment Date occurring in June 2036, upon the occurrence of a Successful Auction and pursuant to the procedures set forth in Exhibit F hereto (such redemption, an “Auction Call Redemption”). An Auction Call Redemption may only occur on a Payment Date in March, June, September and December in accordance with the requirements set forth in Exhibit F hereto.
(d)The election by the Collateral Manager to redeem the Notes pursuant to a Clean-up Call shall be evidenced by an Officer’s Certificate from the Collateral Manager directing the Note Administrator to pay to the Paying Agent the Redemption Price of all of the Notes to be redeemed from funds in the Payment Account in accordance with the Priority of Payments. In connection with a Tax Redemption, the occurrence of a Tax Event and satisfaction of the Tax Materiality Condition and the election by the Majority Income Noteholder to redeem the Notes pursuant to a Tax Redemption shall be evidenced by an Officer’s Certificate from the Collateral Manager certifying that such conditions for a Tax Redemption have occurred. The election by the Majority Income Noteholder to redeem the Notes pursuant to an Optional Redemption shall be evidenced by an Officer’s Certificate from the Collateral Manager certifying that the conditions for an Optional Redemption have occurred.
A redemption pursuant to Section 9.1(a), Section 9.1(b) or Section 9.1(c) shall not occur unless (i) (A) at least three (3) Business Days before the scheduled Redemption Date, the Collateral Manager shall have furnished to the Trustee and the Note Administrator evidence (in a form reasonably satisfactory to the Trustee and the Note Administrator) that the Collateral Manager, on behalf of the Issuer, has entered into a binding agreement or agreements with one or more financial institutions whose long-term senior unsecured debt obligations (other than such obligations whose rating is based on the credit of a Person other than such institution) have a credit rating from Moody’s and at least equal to the highest rating of any Notes then Outstanding or whose (1) short-term unsecured debt obligations have a credit rating of “P-1” or higher by Moody’s and (2) a long-term senior unsecured rating of at least “F1” by Fitch (as long as the

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term of such agreement is 90 days or less), to sell (directly or by participation or other arrangement) all or part of the Collateral not later than the Business Day immediately preceding

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the scheduled Redemption Date, (B) at least three (3) Business Days before the scheduled Redemption Date, the Rating Agency Condition has been satisfied with respect to the applicable method of redemption, (C) at least three (3) Business Days before the scheduled Redemption Date, the Collateral Manager shall have furnished to the Trustee and the Note Administrator evidence (in a form reasonably satisfactory to the Trustee and the Note Administrator) that the Collateral Manager, on behalf of the Issuer, has entered into a binding agreement or agreements with an Affiliate of the Issuer to sell (directly or by participation or other arrangement) all or part of the Collateral not later than the scheduled Redemption Date, or (D) at least three (3) Business Days prior to the scheduled Redemption Date, INCREF Investments (or an Affiliate or agent thereof) has priced but not yet closed another securitization transaction, and (ii) the related Sale Proceeds pursuant to clause (i)(A) or clause (i)(C), or the net proceeds pursuant to clause (i)(D), as applicable, (in immediately available funds), together with all other available funds (including proceeds from the sale of the Collateral Interests, Eligible Investments maturing on or prior to the scheduled Redemption Date, all amounts in the Accounts and available Cash), shall be an aggregate amount sufficient to pay all amounts, payments, fees and expenses in accordance with the Priority of Payments due and owing on such Redemption Date.
Section 9.2    Notice of Redemption.
(a)In connection with a Clean-up Call pursuant to Section 9.1(a), a Tax Redemption pursuant to Section 9.1(b), an Optional Redemption pursuant to Section 9.1(c), or an Auction Call Redemption pursuant to Section 9.1(d), the Note Administrator shall set the applicable Record Date ten (10) Business Days prior to the proposed Redemption Date. The Note Administrator shall deliver to the Rating Agencies any notice received by it from the Issuer or the Special Servicer of such proposed Redemption Date, the applicable Record Date, the principal amount of Notes to be redeemed on such Redemption Date and the Redemption Price of such Notes in accordance with Section 9.1. The Redemption Price shall be determined no earlier than 60 days prior to the proposed Redemption Date.
(b)Any such notice of an Optional Redemption, Clean-up Call or Tax Redemption may be withdrawn by the Issuer at the direction of the Collateral Manager up to the second Business Day prior to the scheduled Redemption Date by written notice to the Note Administrator, the Trustee, the Servicer, the Special Servicer and each Holder of Notes to be redeemed and the Collateral Manager only if the Collateral Manager is unable to comply with certain requirements specified in this Indenture. The failure of any Optional Redemption, Clean-up Call or Tax Redemption that is withdrawn in accordance with this Indenture shall not constitute an Event of Default.
Section 9.3 Notice of Redemption or Maturity. Notice of redemption (or a withdrawal thereof) or Clean-up Call pursuant to Section 9.1 or the Maturity of any Notes shall be given by first class mail, postage prepaid, mailed not less than ten (10) Business Days (or one
(1) Business Day (or promptly thereafter upon receipt of written notice, if later) where the notice of an Optional Redemption, a Clean-up Call or a Tax Redemption is withdrawn pursuant to Section 9.2(b)) prior to the applicable Redemption Date or Maturity, to the Trustee, the Servicer, the Special Servicer, the Rating Agencies, and each Holder of Notes to be redeemed, at its address in the Notes Register.

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All notices of redemption shall state:
(a)the applicable Redemption Date;
(b)the applicable Redemption Price;
(c)that all the Notes are being paid in full and that interest on the Notes shall cease to accrue on the Redemption Date specified in the notice; and
(d)the place or places where such Notes to be redeemed in whole are to be surrendered for payment of the Redemption Price which shall be the office or agency of the Paying Agent as provided in Section 7.2.
Notice of redemption shall be given by the Issuer or at their request, by the Note Administrator in their names, and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Notes.
Section 9.4 Notes Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Notes to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after the Redemption Date (unless the Issuer shall Default in the payment of the Redemption Price and accrued interest thereon) the Notes shall cease to bear interest on the Redemption Date. Upon final payment on a Note to be redeemed, the Holder shall present and surrender such Note at the place specified in the notice of redemption on or prior to such Redemption Date; provided, however, that if there is delivered to the Issuer, the Note Administrator and the Trustee such security or indemnity as may be required by them to hold each of them harmless and an undertaking thereafter to surrender such Note, then, in the absence of notice to the Issuer, the Note Administrator and the Trustee that the applicable Note has been acquired by a bona fide purchaser, such final payment shall be made without presentation or surrender. Payments of interest on Notes of a Class to be so redeemed whose Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Notes, or one or more predecessor Notes, registered as such at the close of business on the relevant Record Date according to the terms and provisions of Section 2.7(g).
If any Note called for redemption is not paid upon surrender thereof for redemption, the principal thereof shall, until paid, bear interest from the Redemption Date at the applicable Note Interest Rate for each successive Interest Accrual Period the Note remains Outstanding.
Subject to applicable law, any funds not distributed to any Noteholder on the Payment Date because of the failure of such Holder to tender their Notes shall, on such date, be set aside and held by the Note Administrator for the benefit of the appropriate non-tendering Noteholder.
Section 9.5 Mandatory Redemption. On any Payment Date on which the Note Protection Tests are not satisfied as of any Determination Date, the Offered Notes shall be redeemed (a “Mandatory Redemption”), from Interest Proceeds as set forth in Section 11.1(a)(i)(14), in an amount necessary, and only to the extent necessary, for the Note Protection Tests to be satisfied. On or promptly after such Mandatory Redemption, the Issuer shall

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be required to certify or cause to be certified to the Rating Agencies and the Note Administrator whether the Note Protection Tests have been satisfied.
ARTICLE 10

ACCOUNTS, ACCOUNTINGS AND RELEASES
Section 10.1    Collection of Amounts; Custodial Account.
(a)Except as otherwise expressly provided herein, the Note Administrator may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all amounts and other property payable to or receivable by the Note Administrator pursuant to this Indenture, including all payments due on the Collateral in accordance with the terms and conditions of such Collateral. The Note Administrator shall segregate and hold all such amounts and property received by it in an Eligible Account in trust for the Secured Parties, and shall apply such amounts as provided in this Indenture. Any Indenture Account may include any number of subaccounts deemed necessary or appropriate by the Trustee for convenience in administering such account.
(b)The Note Administrator shall credit all Collateral Interests and Eligible Investments to an Eligible Account in the name of the Issuer for the benefit of the Secured Parties designated as the “Custodial Account.”
Section 10.2    Reinvestment Account.
(a)The Issuer shall cause the Securities Intermediary to establish, on or prior to the Closing Date, a single, segregated trust account which shall be designated as the “Reinvestment Account,” which shall be held in trust in the name of the Issuer, on behalf of the Trustee, for the benefit of the Secured Parties and over which the Note Administrator shall have exclusive control and the sole right of withdrawal; provided, however, that the Note Administrator shall only withdraw such amounts as directed by the Issuer or the Collateral Manager on behalf of the Issuer. All amounts credited to the Reinvestment Account pursuant to Section 11.1(a)(ii) of this Indenture or otherwise shall be held by the Note Administrator as part of the Collateral and shall be applied to the purposes herein provided.
(b)The Note Administrator agrees to give the Issuer and the Collateral Manager prompt notice if it becomes aware that the Reinvestment Account or any funds on deposit therein, or otherwise to the credit of the Reinvestment Account, becomes subject to any writ, order, judgment, warrant of attachment, execution or similar process. The Issuer shall have no legal, equitable or beneficial interest in the Reinvestment Account other than in accordance with the Priority of Payments. The Reinvestment Account shall remain at all times an Eligible Account.
The Issuer (or the Collateral Manager on behalf of the Issuer), may direct the Note Administrator to, and upon such direction the Note Administrator shall cause the Securities Intermediary to, invest all funds in the Reinvestment Account in Eligible Investments designated

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by the Issuer (or the Collateral Manager on behalf of the Issuer). All interest and other income from such investments shall be deposited in the Reinvestment Account, any gain realized from such investments shall be credited to the Reinvestment Account, and any loss resulting from

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such investments shall be charged to the Reinvestment Account. The Note Administrator shall not, in its capacity as Note Administrator hereunder, be held liable (except as a result of negligence, willful misconduct or bad faith) by reason of any insufficiency of such Reinvestment Account resulting from any loss relating to any such investment. If the Note Administrator or Securities Intermediary does not receive written investment instructions from an Authorized Officer of the Issuer (or the Collateral Manager on behalf of the Issuer), funds in the Reinvestment Account shall be invested in accordance with Section 11.2.
(c)Amounts in the Reinvestment Account shall remain in the Reinvestment Account (or invested in Eligible Investments) until the earlier of (i) the time the Issuer (or the Collateral Manager on behalf of the Issuer) instructs the Note Administrator in writing to transfer any such amounts (or related Eligible Investments) to the Payment Account, (ii) the time the Issuer (or the Collateral Manager on behalf of the Issuer) notifies the Note Administrator in writing that such amounts (or related Eligible Investments) are to be applied to the acquisition of Reinvestment Collateral Interests in accordance with Section 12.2 and (iii) the later of (x) the first Business Day after the last day of the Reinvestment Period and (y) if after the last day of the Reinvestment Period, the last settlement date within 60 days of the last day of the Reinvestment Period with respect to the last Reinvestment Collateral Interest that the Issuer has entered into an irrevocable commitment to purchase. Upon receipt of notice pursuant to clause (i) above and on the date described in clause (iii) above, the Note Administrator shall transfer the applicable amounts (or related Eligible Investments) to the Payment Account, in each case for application on the next Payment Date pursuant to Section 11.1(a)(ii) as Principal Proceeds.
(d)During the Reinvestment Period (and up to 60 days thereafter to the extent necessary to acquire Reinvestment Collateral Interests pursuant to binding commitments entered into during the Reinvestment Period using Principal Proceeds received during or after the Reinvestment Period), the Issuer (or the Collateral Manager on behalf of the Issuer) may by notice to the Note Administrator direct the Note Administrator to, and upon receipt of such notice the Note Administrator shall, reinvest amounts (and related Eligible Investments) credited to the Reinvestment Account in Mortgage Loans and Participations selected by Issuer (or the Collateral Manager on behalf of the Issuer) as permitted under and in accordance with the requirements of Article 12 and such notice. The Note Administrator shall be entitled to conclusively rely on such notice and shall not be required to make any determination as to whether any loans or participations satisfy the Eligibility Criteria, the Acquisition Criteria or the Acquisition and Disposition Requirements.
(e)The Initial Principal Proceeds Deposit, if any, shall be payable by Seller to Issuer on the Closing Date, and may be netted against any amounts payable by Issuer to Seller under the Collateral Interest Purchase Agreement on the Closing Date. The Issuer shall remit any Initial Principal Proceeds Deposit to the Note Administrator on the Closing Date and the Note Administrator shall deposit such Initial Principal Proceeds Deposit into the Reinvestment Account. The only permitted withdrawals from or application of an Initial Principal Proceeds Deposit on deposit in, or otherwise standing to the credit of, the Reinvestment Account shall be (i) to acquire Reinvestment Collateral Interests and (ii) to withdraw amounts for deposit into the Payment Account for application pursuant to Section 11.1(a)(ii) as Principal Proceeds.

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Section 10.3    Payment Account.

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(a)The Issuer shall cause the Securities Intermediary to establish, on or prior to the Closing Date, a single, segregated trust account which shall be designated as the “Payment Account,” which shall be held in trust in the name of the Issuer, on behalf of the Trustee, for the benefit of the Secured Parties and over which the Note Administrator shall have exclusive control and the sole right of withdrawal. All funds received by the Note Administrator from the Servicer on a Remittance Date shall be credited to the Payment Account. Any and all funds at any time on deposit in, or otherwise to the credit of, the Payment Account shall be held in trust by the Note Administrator, in its capacity as Securities Intermediary, in the name of the Issuer, on behalf of the Trustee, for the benefit of the Secured Parties. Except as provided in Section 10.3(c), Section 11.1 and Section 11.2, the only permitted withdrawal from or application of funds on deposit in, or otherwise to the credit of, the Payment Account shall be (i) to pay the interest on and the principal of the Notes and make other payments in respect of the Notes in accordance with their terms and the provisions of this Indenture, (ii) upon Issuer Order, to pay other amounts specified therein, and (iii) otherwise to pay amounts payable pursuant to and in accordance with the terms of this Indenture, each in accordance with the Priority of Payments. Funds in the Payment Account shall be held uninvested.
(b)The Note Administrator agrees to give the Issuer and the Collateral Manager prompt notice if it becomes aware that the Payment Account or any funds on deposit therein, or otherwise to the credit of the Payment Account, becomes subject to any writ, order, judgment, warrant of attachment, execution or similar process. The Issuer shall have no legal, equitable or beneficial interest in the Payment Account other than in accordance with the Priority of Payments. The Payment Account shall remain at all times an Eligible Account.

Section 10.4    Unused Proceeds Account.
(a)The Issuer shall cause the Securities Intermediary to establish, on or prior to the Closing Date, a single, segregated trust account (the “Unused Proceeds Account”) which shall be held in trust in the name of the Issuer, on behalf of the Trustee, for the benefit of the Secured Parties, into which the amount specified in Section 3.2(f) shall be deposited. All amounts credited from time to time to the Unused Proceeds Account pursuant to this Indenture shall be held by the Note Administrator as part of the Collateral and shall be applied to the purposes herein provided.
(b)The Note Administrator agrees to give the Issuer prompt notice if it becomes aware that the Unused Proceeds Account or any funds on deposit therein, or otherwise to the credit of the Unused Proceeds Account, becomes subject to any writ, order, judgment, warrant of attachment, execution or similar process. The Unused Proceeds Account shall remain at all times an Eligible Account.
On or prior to the Purchase Termination Date, the Issuer (or the Collateral Manager on behalf of the Issuer) may by Issuer Order or trade confirmation direct the Note Administrator to, and upon receipt of such Issuer Order or trade confirmation the Note Administrator shall, apply amounts on deposit in the Unused Proceeds Account to acquire any

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Delayed Collateral Interest as permitted under and in accordance with the requirements of Section 12.6 and such Issuer Order or trade confirmation.
(c)To the extent not applied pursuant to Section 12.6, the Collateral Manager, on behalf of the Issuer, may direct the Note Administrator to, and upon such direction the Note Administrator shall, invest all funds in the Unused Proceeds Account in Eligible Investments designated by the Collateral Manager. All interest and other income from such investments shall be deposited in the Unused Proceeds Account, any gain realized from such investments shall be credited to the Unused Proceeds Account, and any loss resulting from such investments shall be charged to the Unused Proceeds Account. The Note Administrator shall not, in its capacity as Note Administrator hereunder, be held liable (except as a result of negligence, willful misconduct or bad faith) by reason of any insufficiency of the Unused Proceeds Account resulting from any loss relating to any such investment. If the Note Administrator does not receive written investment instructions from an Authorized Officer of the Collateral Manager, funds in the Unused Proceeds Account shall be invested in accordance with Section 11.2.
(d)If the Collateral Manager determines that a Delayed Collateral Interest may not be acquired prior to the Purchase Termination Date or otherwise decides not to acquire such Delayed Collateral Interest, then, on the date of such determination (which may be prior to the Purchase Termination Date), it shall notify the Note Administrator of such determination, and all amounts on deposit in the Unused Proceeds Account with respect to such Delayed Collateral Interest will be deposited into the Reinvestment Account as directed by the Collateral Manager on behalf of the Issuer in such notice.
Section 10.5    Expense Reserve Account.
The Issuer shall cause the Securities Intermediary to establish, on the Closing Date, a single, segregated trust account which shall be designated as the “Expense Reserve Account,” which shall be held in trust in the name of the Issuer, on behalf of the Trustee, for the benefit of the Secured Parties and over which the Note Administrator shall have exclusive control and the sole right of withdrawal. The only permitted withdrawal from or application of funds on deposit in, or otherwise standing to the credit of, the Expense Reserve Account shall be to (i) pay (on any day other than a Payment Date), accrued and unpaid Company Administrative Expenses (other than accrued and unpaid expenses and indemnities payable to the Collateral Manager under the Collateral Management Agreement); provided that the Note Administrator shall be entitled (but not required) without liability on its part, and only upon direction from the Collateral Manager, to refrain from making any such payment of a Company Administrative Expense on any day other than a Payment Date if, in its reasonable determination, taking into account the Priority of Payments, the payment of such amounts is likely to leave insufficient funds available to pay in full each of the items payable prior thereto in the Priority of Payments on the next succeeding Payment Date; (ii) upon direction by the Collateral Manager, on or prior to the Determination Date preceding the first Payment Date, to pay amounts due in connection with the offering of the Offered Notes; or (iii) to be transferred to the Payment Account as described in the following sentences. On or after the first Payment Date, any amount remaining in the Expense Reserve Account may, at the election of the Issuer (or the Collateral Manager on its behalf), be designated as Interest Proceeds. On the date on which the Offered Notes are

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redeemed in whole or upon the Stated Maturity Date, the Issuer by Issuer Order executed by an Authorized Officer of

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the Collateral Manager shall direct the Note Administrator to, and upon receipt of such Issuer Order, the Note Administrator shall, transfer all amounts on deposit in the Expense Reserve Account to the Payment Account for application pursuant to Section 11.1(a)(i) as Interest Proceeds.
(e)On any Payment Date, the Issuer (or the Collateral Manager on its behalf) may designate Interest Proceeds (in an amount not to exceed U.S.$100,000 on such Payment Date) after application of amounts payable pursuant to clauses (1) through (19) of Section 11.1(a)(i) for deposit into the Expense Reserve Account.
(f)The Note Administrator agrees to give the Issuer and the Collateral Manager prompt notice if it becomes aware that the Expense Reserve Account or any funds on deposit therein, or otherwise to the credit of the Expense Reserve Account, becomes subject to any writ, order, judgment, warrant of attachment, execution or similar process. The Issuer shall have no legal, equitable or beneficial interest in the Expense Reserve Account other than in accordance with the Priority of Payments. The Expense Reserve Account shall remain at all times an Eligible Account.
(g)The Collateral Manager, on behalf of the Issuer, may direct the Note Administrator to, and upon such direction the Note Administrator shall, invest all funds in the Expense Reserve Account in Eligible Investments designated by the Collateral Manager. All interest and other income from such investments shall be deposited in the Expense Reserve Account, any gain realized from such investments shall be credited to the Expense Reserve Account, and any loss resulting from such investments shall be charged to the Expense Reserve Account. The Note Administrator shall not, in its capacity as Note Administrator hereunder, be held liable (except as a result of negligence, willful misconduct or bad faith) by reason of any insufficiency of such Expense Reserve Account resulting from any loss relating to any such investment. If the Note Administrator does not receive written investment instructions from an Authorized Officer of the Collateral Manager, funds in the Expense Reserve Account shall be invested in accordance with Section 11.2.
Section 10.6    [Reserved].
Section 10.7    Interest Advances.
With respect to each Payment Date for which the sum of Interest Proceeds and, if applicable, Principal Proceeds, collected during the related Due Period and remitted to the Note Administrator that are available to pay interest on the Offered Notes in accordance with the Priority of Payments, are insufficient to remit the interest due and payable with respect to the Class A Notes, the Class A-S Notes and the Class B Notes on such Payment Date as a result of interest shortfalls on the Collateral Interests (or the application of interest received on the Collateral Interests to pay certain expenses in accordance with the terms of the Servicing Agreement) (the amount of such insufficiency, an “Interest Shortfall”), the Note Administrator shall provide the Advancing Agent with email notice of such Interest Shortfall no later than the close of business on the Business Day preceding such Payment Date, at the following address: 2300 N. Field Street, Suite 1200, Dallas, Texas, 75201 with a copy to

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Susan.Mitchell2@Invesco.com, or such other email address as provided by the Advancing Agent to the Note Administrator. The Note

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Administrator shall provide the Advancing Agent with additional email notice, prior to any funding of an Interest Advance by the Advancing Agent, of any additional interest remittances received by the Note Administrator after delivery of such initial notice that reduces such Interest Shortfall. No later than 10:00 a.m. (New York time) on the related Payment Date, the Advancing Agent shall advance the difference between such amounts (each such advance, an “Interest Advance”) by deposit of an amount equal to such Interest Advance in the Payment Account, subject to a determination of recoverability by the Advancing Agent as described in Section 10.7(b), and subject to a maximum limit in respect of any Payment Date equal to the lesser of (i) the aggregate of such Interest Shortfalls that would otherwise occur on the Class A Notes, the Class A-S Notes and the Class B Notes on such Payment Date and (ii) the aggregate of the interest payments not received in respect of Collateral Interests with respect to such Payment Date (including, for such purpose, interest payments received on the Collateral Interests but applied to pay certain expenses in accordance with the terms of the Servicing Agreement).
Notwithstanding the foregoing, in no circumstance will the Advancing Agent be required to make an Interest Advance to the extent that the aggregate outstanding amount of all unreimbursed Interest Advances would exceed the Aggregate Outstanding Amount of the Class A Notes, the Class A-S Notes and the Class B Notes. Any Interest Advance made by the Advancing Agent with respect to a Payment Date that is in excess of the actual Interest Shortfall for such Payment Date shall be refunded to the Advancing Agent by the Note Administrator on the related Payment Date (or, if such Interest Advance is made prior to final determination by the Note Administrator of such Interest Shortfall, on the Business Day of such final determination).
The Advancing Agent shall provide the Note Administrator written notice of a determination by the Advancing Agent that a proposed Interest Advance would constitute a Nonrecoverable Interest Advance no later than 10:00 a.m. (New York time) on the related Payment Date. If the Advancing Agent shall fail to make any required Interest Advance no later than 10:00 a.m. (New York time) on the Payment Date upon which distributions are to be made pursuant to Section 11.1(a)(i) (with notice no later than the Business Day before such Payment Date if the Advancing Agent will be unable to make such Interest Advance) and it has not determined such Interest Advance to be a Nonrecoverable Interest Advance, (x) the Advancing Agent shall be in default of its obligations under this Indenture, (y) the Note Administrator shall remove the Advancing Agent in its capacity as advancing agent hereunder as required under Section 17.5(d) and (z) the Backup Advancing Agent shall be required to make such Interest Advance no later than 11:00 a.m. (New York time) on the Payment Date, subject to a determination of recoverability by the Backup Advancing Agent as described in Section 10.7(b). If the Backup Advancing Agent fails to make a required Interest Advance by 11:00 a.m. on the Payment Date, then the Backup Advancing Agent shall notify the Trustee, via email at cmbstrustee@wilmingtontrust.com no later than 11:00 a.m. on the Payment Date and shall furnish to the Trustee any information requested by the Trustee to determine recoverability of such Interest Advance. The Trustee shall, based on its determination of recoverability, make such Interest Advance no later than 3:00 p.m. (New York time) on the Payment Date. The Trustee will be entitled to conclusively rely on any notice given by the Advancing Agent or the Backup Advancing Agent with respect to a Nonrecoverable Interest Advance hereunder. Based upon available information at the time, the Backup Advancing Agent or the Advancing Agent or the Collateral Manager, as applicable, will provide 15 days’ prior notice to the Rating Agencies if recovery of a Nonrecoverable Interest Advance would result in an Interest Shortfall on the next succeeding

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Payment Date. No later than the close of business on the Determination Date related to a Payment Date on which the recovery of a Nonrecoverable Interest Advance would result in an Interest Shortfall, the Collateral Manager will provide the Rating Agencies notice of such recovery.
(b)Notwithstanding anything herein to the contrary, none of the Advancing Agent, the Backup Advancing Agent or the Trustee, as applicable, shall be required to make any Interest Advance unless such Person determines, in its sole discretion, exercised in good faith that such Interest Advance, or such proposed Interest Advance, plus interest expected to accrue thereon at the Reimbursement Rate, will not be a Nonrecoverable Interest Advance. In determining whether any proposed Interest Advance will be, or whether any Interest Advance previously made is, a Nonrecoverable Interest Advance, the Advancing Agent, the Backup Advancing Agent or the Trustee, as applicable, will take into account:
(i)amounts that may be realized on each Mortgaged Property in its “as is” or then-current condition and occupancy;
(ii)the potential length of time before such Interest Advance may be reimbursed and the resulting degree of uncertainty with respect to such reimbursement; and
(iii)the possibility and effects of future adverse changes with respect to the Mortgaged Properties, and
(iv)the fact that Interest Advances are intended to provide liquidity only and not credit support to the Holders of the Notes.
For purposes of any such determination of whether an Interest Advance constitutes or would constitute a Nonrecoverable Interest Advance, an Interest Advance will be deemed to be nonrecoverable if the Advancing Agent, the Backup Advancing Agent or the Trustee, as applicable, determines that future Interest Proceeds and Principal Proceeds may be ultimately insufficient to fully reimburse such Interest Advance, plus interest thereon at the Reimbursement Rate within a reasonable period of time. The Backup Advancing Agent will be entitled to conclusively rely on any affirmative determination by the Advancing Agent that an Interest Advance would have been a Nonrecoverable Interest Advance. Absent bad faith, the determination by the Advancing Agent, the Backup Advancing Agent or the Trustee, as applicable, as to the recoverability of any Interest Advance shall be conclusive and binding on the Holders of the Offered Notes.
Each of the Advancing Agent, the Backup Advancing Agent and the Trustee may recover any previously unreimbursed Interest Advance made by it (including any Nonrecoverable Interest Advance), together with interest thereon, first, from Interest Proceeds and second (to the extent that there are insufficient Interest Proceeds for such reimbursement), from Principal Proceeds to the extent that such reimbursement would not trigger an additional Interest Shortfall; provided that if at any time an Interest Advance is determined to be a Nonrecoverable Interest Advance, the Advancing Agent, the Backup Advancing Agent or the Trustee shall be entitled to recover all outstanding Interest Advances from the Collection

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Account pursuant to the Servicing Agreement on any Business Day during any Interest Accrual Period prior to the related Determination Date. The Advancing Agent, the Backup Advancing Agent or the Trustee, as

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applicable, shall be permitted (but not obligated) to defer or otherwise structure the timing of recoveries of Nonrecoverable Interest Advances in such manner as the Advancing Agent, the Backup Advancing Agent or the Trustee, as applicable, determines is in the best interest of the Holders of the Notes, as a collective whole, which may include being reimbursed for Nonrecoverable Interest Advances in installments.
(c)The Advancing Agent, the Backup Advancing Agent and the Trustee will each be entitled with respect to any Interest Advance made by it (including Nonrecoverable Interest Advances) to interest accrued on the amount of such Interest Advance for so long as it is outstanding at the Reimbursement Rate.
(d)The obligations of the Advancing Agent, the Backup Advancing Agent and the Trustee to make Interest Advances in respect of the Class A Notes, the Class A-S Notes and the Class B Notes will continue through the Stated Maturity Date, unless such Notes are previously redeemed or repaid in full.
(e)In no event shall the Advancing Agent, in its capacity as such hereunder, the Note Administrator, in its capacity as Backup Advancing Agent hereunder, or the Trustee be required to advance any amounts in respect of payments of principal of any Notes, nor payments in respect of interest, other than with respect to the Class A Notes, the Class A-S Notes and the Class B Notes. Additionally, in no event will the Advancing Agent, in its capacity as such hereunder, the Note Administrator, in its capacity as Backup Advancing Agent hereunder, or the Trustee be required to advance any amounts in respect of payments of principal or interest, or any other amounts, of any Collateral Interest.
(f)In consideration of the performance of its obligations hereunder, the Advancing Agent shall be entitled to receive, at the times set forth herein and subject to the Priority of Payments, to the extent funds are available therefor, the Advancing Agent Fee. For so long as
(i) INCREF Investments (or any of its Affiliates) is the Advancing Agent and (ii) any of its Affiliates owns the Income Notes, INCREF Investments hereby agrees, on behalf of itself and its Affiliates, to waive its rights to receive the Advancing Agent Fee and any Reimbursement Interest. In the event that the Advancing Agent fails to make an Interest Advance required to be made by the Advancing Agent pursuant to the terms of this Indenture and it has not determined such Interest Advance to be a Nonrecoverable Interest Advance, the Backup Advancing Agent shall be required to make such Interest Advance and shall be entitled to receive, in consideration thereof, the Advancing Agent Fee (plus Reimbursement Interest on any Interest Advance made by the Backup Advancing Agent) in accordance with the Priority of Payments. If the Advancing Agent is terminated for failing to make an Interest Advance hereunder (as provided in Section 17.5(d)) (or for failing to make a Servicing Advance under the Servicing Agreement) that the Advancing Agent did not determine to be nonrecoverable, any applicable subsequent successor advancing agent will be entitled to receive the Advancing Agent Fee (plus Reimbursement Interest on any Interest Advance made by the applicable subsequent successor advancing agent).
The determination by the Advancing Agent, the Backup Advancing Agent (in its capacity as successor Advancing Agent) or the Trustee , as applicable, (i) that it has made a

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Nonrecoverable Interest Advance (together with Reimbursement Interest thereon) or (ii) that any proposed Interest Advance, if made, would constitute a Nonrecoverable Interest Advance, shall be

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evidenced by an Officer’s Certificate delivered promptly to the Trustee, the Note Administrator, the Issuer and the Rating Agencies, setting forth the basis for such determination; provided that failure to give such notice, or any defect therein, shall not impair or affect the validity of, or the Advancing Agent, the Backup Advancing Agent or the Trustee, entitlement to reimbursement with respect to, any Interest Advance.
(g)With respect to any Interest Advance made by the Trustee, the Trustee shall succeed to all of the Backup Advancing Agent’s rights, protections and immunities hereunder, including, without limitation, the Backup Advancing Agent’s rights of reimbursement and interest on each Interest Advance at the reimbursement rate, the Advancing Agent Fee and the right to determine that a proposed Interest Advance is a Nonrecoverable Interest Advance. Without limiting the generality of the foregoing, all references to “Backup Advancing Agent” in Section
11.1 relating to reimbursing the Backup Advancing Agent for any Interest Advance or interest thereon shall include the “Trustee,” so the Note Administrator shall be entitled to withdraw from the Payment Account any amounts available to pay the Trustee, reimburse the Trustee for such Interest Advances and other items and use such amounts instead to reimburse the Trustee for such Interest Advances; provided that the Trustee shall have priority over the Backup Advancing Agent for such reimbursements.
(h)The Trustee shall remain eligible to act as Backup Advancing Agent for so long as it maintains its eligibility requirements as Trustee under Section 6.8.
Section 10.8 Reports by Parties. The Note Administrator shall supply, in a timely fashion, to the Issuer, the Trustee, the Servicer, the Special Servicer and the Collateral Manager any information regularly maintained by the Note Administrator that the Issuer, the Trustee, the Servicer, the Special Servicer or the Collateral Manager may from time to time request in writing with respect to the Collateral or the Indenture Accounts and provide any other information reasonably available to the Note Administrator by reason of its acting as Note Administrator hereunder and required to be provided by Section 10.9 or to permit the Collateral Manager to perform its obligations under the Collateral Management Agreement. The Servicer shall forward to the Collateral Manager copies of notices and other writings received by it from the borrower with respect to any Collateral Interest advising the holders of such Collateral Interest of any rights that the holders might have with respect thereto as well as all periodic financial reports received from such borrower with respect to such borrower. Each of the Issuer, the Servicer, and the Special Servicer shall promptly forward to the Collateral Manager, the Trustee and the Note Administrator any information in their possession or reasonably available to them concerning any of the Collateral that the Trustee or the Note Administrator reasonably may request or that reasonably may be necessary to enable the Note Administrator to prepare any report or to enable the Trustee or the Note Administrator to perform any duty or function on its part to be performed under the terms of this Indenture.
Section 10.9    Reports; Accountings.
Based (except in the case of item (xxii) below) on the CREFC® Loan Periodic Update File (as adjusted for CLOs) prepared by the Servicer and delivered by the Servicer to the

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Note Administrator no later than 4:00 p.m. (Eastern Time) on the 3rd Business Day prior to each Payment Date, the Note Administrator shall prepare and make available on its website

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initially located at www.ctslink.com, on each Payment Date to Privileged Persons, a report substantially in the form of Exhibit H hereto (the “Monthly Report”), setting forth the following information:
(i)the amount of the distribution of principal and interest on such Payment Date to the Noteholders and any reduction of the Aggregate Outstanding Amount of the Notes;
(ii)the aggregate amount of compensation paid to the Note Administrator, the Trustee and servicing compensation paid to the Servicer during the related Due Period;
(iii)the Aggregate Outstanding Portfolio Balance outstanding immediately before and immediately after the Payment Date;
(iv)the number, Aggregate Outstanding Portfolio Balance, weighted average remaining term to maturity and weighted average interest rate of the Collateral Interests as of the end of the related Due Period;
(v)the number and aggregate Principal Balance of Collateral Interests that are (A) delinquent 30-59 days, (B) delinquent 60-89 days, (C) delinquent 90 days or more and
(D) current but Specially Serviced Loans or in foreclosure but not an REO Property;
(vi)the value of any REO Property owned by the Issuer or any Issuer Subsidiary as of the end of the related Due Period, on an individual Collateral Interest basis, based on the most recent appraisal or valuation;
(vii)the amount of Interest Proceeds and Principal Proceeds received in the related Due Period;
(viii)the amount of any Interest Advances made by the Advancing Agent, the Backup Advancing Agent or the Trustee, as applicable;
(ix)the payments due pursuant to the Priority of Payments with respect to each clause thereof;
(x)the number and related principal balances of any Collateral Interests that have been (or are related to Participated Loans that have been) extended or modified during the related Due Period on an individual basis;
(xi)the amount of any remaining unpaid Interest Shortfalls as of the close of business on the Payment Date;
(xii)a listing of each Collateral Interest that was the subject of a principal prepayment during the related collection period and the amount of principal prepayment occurring;

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the aggregate unpaid principal balance of the Collateral Interests outstanding as of the close of business on the related Determination Date;

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(xiii)with respect to any Collateral Interest as to which a liquidation occurred during the related Due Period (other than through a payment in full), (A) the number thereof and (B) the aggregate of all liquidation proceeds which are included in the Payment Account and other amounts received in connection with the liquidation (separately identifying the portion thereof allocable to distributions of the Notes);
(xiv)with respect to any REO Property owned by the Issuer or any Issuer Subsidiary thereof, as to which the Special Servicer determined that all payments or recoveries with respect to the related property have been ultimately recovered during the related collection period, (A) the related Collateral Interest and (B) the aggregate of all liquidation proceeds and other amounts received in connection with that determination (separately identifying the portion thereof allocable to distributions on the Notes);
(xv)the amount on deposit in the Expense Reserve Account and the Unused Proceeds Account;
(xvi)the aggregate amount of interest on monthly debt service advances in respect of the Collateral Interests paid to the Advancing Agent and/or the Backup Advancing Agent since the prior Payment Date;
(xvii)a listing of each modification, extension or waiver made with respect to each Collateral Interest;
(xviii)an itemized listing of any Special Servicing Fees received from the Special Servicer or any of its Affiliates during the related Due Period;
(xix)the amount of any distributions to the Income Notes on the Payment
Date;
(xx)the Net Outstanding Portfolio Balance; and
(xxi)a statement that the Note Administrator and Trustee will post (A)
each confirmation of compliance delivered by the EU/UK Retention Holder and the Retention Holder in accordance with Section 3(c) of the EU/UK Risk Retention Letter and (B) any other confirmation or notification received from the EU/UK Retention Holder or the Retention Holder under the EU/UK Risk Retention Letter, which (in each case) will be posted under the “EU/UK Risk Retention” tab on the Note Administrator’s Website.
(b)The Note Administrator will post on the Note Administrator’s Website, any report received from the Servicer or Special Servicer detailing any breach of the representations and warranties with respect to any Collateral Interest by the Seller or any of its Affiliates and the steps taken by the Seller or any of its Affiliates to cure such breach; a listing of any breach of the representations and warranties with respect to any Collateral Interest by the Seller or any of its Affiliates and the steps taken by the Seller or any of its Affiliates to cure such breach.

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All information made available on the Note Administrator’s Website will be restricted and the Note Administrator will only provide access to such reports to Privileged Persons in accordance with this Indenture (or to other persons as otherwise provided pursuant to

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Section 10.12(a)(vii)). In connection with providing access to its website, the Note Administrator may require registration and the acceptance of a disclaimer.
(c)Not more than five (5) Business Days after receiving an Issuer Request requesting information regarding an Auction Call Redemption, a Clean-up Call, a Tax Redemption, or an Optional Redemption as of a proposed Redemption Date, the Note Administrator shall, subject to its timely receipt of the necessary information to the extent not in its possession, compute the following information and provide such information in a statement (the “Redemption Date Statement”) delivered to the Collateral Manager and the Income Noteholders:
(i)the Aggregate Outstanding Amount of the Notes of the Class or Classes to be redeemed as of such Redemption Date;
(ii)the amount of accrued interest due on such Notes as of the last day of the Due Period immediately preceding such Redemption Date;
(iii)the Redemption Price;
(iv)the sum of all amounts due and unpaid under Section 11.1(a) (other than amounts payable on the Notes being redeemed or to the Noteholders thereof); and
(v)the amount in the Collection Account, the Partitioned Loan Collection Account and the Indenture Accounts available for application to the redemption of such Notes.
(d)Commencing after the quarter ending in September 2026, the Issuer shall deliver to the Note Administrator an update on the status of the business plan for each Collateral Interest. Any such report shall be provided to the Note Administrator via email to CCTCREBondAdmin@computershare.com and trustadministrationgroup@computershare.com, and upon receipt, the Note Administrator shall post such updates to the Note Administrator’s Website.
Section 10.10 Release of Collateral Interests; Release of Collateral.
If no Event of Default has occurred and is continuing and subject to Article 12 hereof, the Issuer (or the Collateral Manager on its behalf) may direct the Trustee to release a Pledged Collateral Interest from the lien of this Indenture, by Issuer Order delivered to the Trustee and the Custodian at least two (2) Business Days prior to the settlement date for any sale of a Pledged Collateral Interest, which Issuer Order shall be accompanied by a certification of the Collateral Manager (i) that the Pledged Collateral Interest has been sold pursuant to and in compliance with Article 12 or (ii) in the case of a redemption pursuant to Section 9.1, that the Pledged Collateral Interest has been sold in compliance with Section 9.1(f), and, upon receipt of a Request for Release of such Collateral Interest from the Collateral Manager, the Servicer or the Special Servicer, the Custodian shall deliver any such Pledged Collateral Interest, if in physical form, duly endorsed to the broker or purchaser designated in such Issuer Order or to the Issuer if so requested in the Issuer Order, or, if such Pledged Collateral Interest is represented by a

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Security Entitlement, cause an appropriate transfer thereof to be made, in each case against receipt of the

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sales price therefor as set forth in such Issuer Order. If requested, the Custodian may deliver any such Pledged Collateral Interest in physical form for examination (prior to receipt of any related Sale Proceeds) in accordance with street delivery custom. The Custodian shall (i) deliver any agreements and other documents in its possession relating to such Pledged Collateral Interest and
(ii) the Trustee, if applicable, duly assign each such agreement and other document, in each case, to the broker or purchaser designated in such Issuer Order or to the Issuer if so requested in the Issuer Order.
(c)The Issuer (or the Collateral Manager on behalf of the Issuer) may deliver to the Trustee and Custodian at least three (3) Business Days prior to the date set for redemption or payment in full of a Pledged Collateral Interest, an Issuer Order certifying that such Pledged Collateral Interest is being paid in full. Thereafter, the Collateral Manager, the Servicer or the Special Servicer, by delivery of a Request for Release, may direct the Custodian to deliver such Pledged Collateral Interest and the related Collateral Interest File therefor on or before the date set for redemption or payment, to the Collateral Manager, the Servicer or the Special Servicer for redemption against receipt of the applicable redemption price or payment in full thereof.
(d)With respect to any Collateral Interest subject to a workout or restructuring, the Issuer (or the Collateral Manager on behalf of the Issuer) may, by Issuer Order delivered to the Trustee and Custodian at least two (2) Business Days prior to the date set for an exchange, tender or sale, certify that a Collateral Interest is subject to a workout or restructuring and setting forth in reasonable detail the procedure for response thereto. Thereafter, the Collateral Manager, the Servicer or the Special Servicer may, in accordance with the terms of, and subject to any required consent and consultation obligations set forth in the Servicing Agreement, direct the Custodian, by delivery to the Custodian of a Request for Release, to deliver any Collateral to the Collateral Manager, the Servicer or the Special Servicer in accordance with such Request for Release.
(e)The Special Servicer shall remit to the Servicer for deposit into the Collection Account any proceeds received by it from the disposition of a Pledged Collateral Interest and treat such proceeds as Principal Proceeds, for remittance by the Servicer to the Note Administrator on the first Remittance Date occurring thereafter or as otherwise required under the Servicing Agreement. None of the Trustee, the Note Administrator or the Securities Intermediary shall be responsible for any loss resulting from delivery or transfer of any such proceeds prior to receipt of payment in accordance herewith.
(f)The Trustee shall, upon receipt of an Issuer Order declaring that there are no Notes Outstanding and all obligations of the Issuer hereunder have been satisfied, release the Collateral from the lien of this Indenture.
Upon receiving actual notice of any offer or any request for a waiver, consent, amendment or other modification with respect to any Collateral Interest, or in the event any action is required to be taken in respect to a Loan Document, the Special Servicer on behalf of the Issuer will promptly notify the Collateral Manager and the Servicer of such request, and the Special Servicer shall grant any waiver or consent, and enter into any amendment or other modification pursuant to the Servicing Agreement in accordance with the Servicing Standard. In

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the case of any modification or amendment that results in the release of the related Collateral Interest, notwithstanding anything to the contrary in Section 5.5(a), the Custodian, upon receipt of

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a Request for Release, shall release the related Collateral Interest File upon the written instruction of the Servicer or the Special Servicer, as applicable.
Section 10.11 [Reserved]
Section 10.12 Information Available Electronically.
(a)The Note Administrator shall make available to any Privileged Person the following items (in each case, as applicable, to the extent received by it) by means of the Note Administrator’s Website (to the extent such items were prepared by or delivered to the Note Administrator in electronic format):
(i)the following documents, which will initially be available under a tab or heading designated “deal documents”:
(1)the final Offering Memorandum related to the Notes offered

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thereunder; thereto;

supplements thereto; and format;

(2)this Indenture and any schedules, exhibits and supplements

(3)the CREFC® Loan Setup file (as adjusted for CLOs);
(4)the EU/UK Risk Retention Letter;
(5)the Servicing Agreement and any schedules, exhibits

(6)Annex A to the final Offering Memorandum in Excel
(ii)the following documents, which will initially be available under a tab or heading designated “periodic reports”:
(1)the Monthly Reports prepared by the Note Administrator pursuant to Section 10.9(a); and
(2)certain information and reports specified in the Servicing Agreement (including the collection of reports specified by CRE Finance Council or any successor organization reasonably acceptable to the Note Administrator and the Servicer) known as the “CREFC® Investor Reporting Package” (in each case, as adjusted for CLOs) relating to the Collateral Interests to the extent that the Note Administrator receives such information and reports from the Servicer and Special Servicer from time to time;
(iii)the following documents, which will initially be available under a tab or heading designated “additional documents”:

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(1)inspection reports delivered to the Note Administrator under the terms of the Servicing Agreement;
(2)appraisals delivered to the Note Administrator under the terms of the Servicing Agreement;
(3)upon direction of the Issuer, any reports or such other information that, from time to time, the Issuer or the Special Servicer provides to the Note Administrator to be made available on the Note Administrator’s Website;
(4)the Issuer’s quarterly updates on the status of the business plan for each Collateral Interest and quarterly Collateral Manager data reports; and
(5)any additional Annex A tape lines delivered by the Collateral Manager to the Note Administrator;
(iv)the following documents, which will initially be available under a tab or heading designated “special notices”:
(1)notice of final payment on the Notes delivered to the Note Administrator pursuant to Section 2.7(e);
(2)notice of termination of the Servicer or the Special Servicer;
(3)notice of a Servicer Termination Event (with respect to the Servicer or the Special Servicer, as applicable), as defined in the Servicing Agreement and delivered to the Note Administrator under the terms of the Servicing Agreement;
(4)notice of the resignation of any party to this Indenture or the Servicing Agreement and notice of the acceptance of appointment of a replacement for any such party, to the extent such notice is prepared or received by the Note Administrator;
(5)officer’s certificates supporting the determination that any Interest Advance was (or, if made, would be) a Nonrecoverable Interest Advance delivered to the Note Administrator pursuant to Section 10.7(b);
(6)any direction received by the Note Administrator from the Collateral Manager for the termination of the Special Servicer during any period when such Person is entitled to make such a direction, and any direction of a Majority of the Notes to terminate the Special Servicer;
(7)any direction received by the Note Administrator from a Majority of the Controlling Class or a Supermajority of the Notes for the termination of the Note Administrator or the Trustee pursuant to Section 6.9(c);
any notices from the Designated Transaction Representative with respect to any Benchmark Transition Event, Benchmark Replacement Date, Benchmark

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Replacement, Benchmark Replacement Adjustment or any supplemental indenture implementing Benchmark Replacement Conforming Changes; and
(8)any notice or documents provided to the Note Administrator by the Collateral Manager or the Servicer directing the Note Administrator to post to the “special notices” tab;
(v)the following notices provided by the Retention Holder or the Collateral Manager to the Note Administrator, if any, which will initially be available under a tab or heading designated “U.S. risk retention special notices”:
(1)any changes to the fair values set forth in the “U.S. Credit Risk Retention” section of the Offering Memorandum between the date of the Offering Memorandum and the Closing Date;
(2)any material differences between the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values prior to the pricing of the Notes and the Closing Date; and
(3)any noncompliance by the Securitization Sponsor with the credit risk retention requirements under Section 15G of the Exchange Act;
(vi)all notices required pursuant to the EU/UK Risk Retention Letter and provided by the EU/UK Retention Holder or the Retention Holder to the Note Administrator, if any, which will initially be available under a tab or heading designated “EU/UK Risk Retention Special Notices”;
(vii)all information and documents required to be posted pursuant to the Servicing Agreement in connection with the EU Transparency Requirements, each of which will initially be available under a tab or heading designated “EU Transparency Reporting” (and which will be made available, in addition, to certain persons other than Privileged Persons, as provided by, and in accordance with, the Servicing Agreement);
(viii)the “Investor Q&A Forum” pursuant to Section 10.13; and
(ix)solely to Noteholders, the “Investor Registry” pursuant to
Section 10.13.
In addition, the Note Administrator will be required to make available to Market Data Providers that deliver a certification to the Note Administrator the information set forth in clauses (i)-(iv) above.
The Note Administrator shall, in addition to making such information available in a Monthly Report and posting the applicable notices on the “U.S. risk retention special notices” tab, provide email notification to any Privileged Person (other than market data providers) that has registered to receive access to the Note Administrator’s website and receive email notification that a notice has been posted to the “U.S. risk retention special notices” tab.

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(b)The Note Administrator’s Website shall initially be located at www.ctslink.com. The foregoing information shall be made available by the Note Administrator on the Note Administrator’s Website promptly following receipt. The Note Administrator may change the titles of the tabs and headings on portions of its website, and may re-arrange the files as it deems proper. The Note Administrator shall have no obligation or duty to verify, confirm or otherwise determine whether the information being delivered is accurate, complete, conforms to the transaction, or otherwise is or is not anything other than what it purports to be. In the event that any such information is delivered or posted in error, the Note Administrator may remove it from the Note Administrator’s Website. The Note Administrator has not obtained and shall not be deemed to have obtained actual knowledge of any information posted to the Note Administrator’s Website to the extent such information was not produced by the Note Administrator. In connection with providing access to the Note Administrator’s Website, the Note Administrator may require registration and the acceptance of a disclaimer. The Note Administrator shall not be liable for the dissemination of information in accordance with the terms of this Indenture, makes no representations or warranties as to the accuracy or completeness of such information being made available, and assumes no responsibility for such information. Assistance in using the Note Administrator’s Website can be obtained by calling (866) 846-4526.
Section 10.13 Investor Q&A Forum; Investor Registry.
The Note Administrator shall make the “Investor Q&A Forum” available to Privileged Persons and prospective purchasers of Notes by means of the Note Administrator’s Website, where Noteholders (including beneficial owners of Notes) may (i) submit inquiries to the Note Administrator relating to the Monthly Reports, and submit inquiries to the Collateral Manager, the Servicer or the Special Servicer (each, a “Q&A Respondent”) relating to any servicing reports prepared by that party, the Collateral Interests, or the properties related thereto (each, an “Inquiry” and collectively, “Inquiries”), and (ii) view Inquiries that have been previously submitted and answered, together with the answers thereto. Upon receipt of an Inquiry for a Q&A Respondent, the Note Administrator shall forward the Inquiry to the applicable Q&A Respondent, in each case via email within a commercially reasonable period of time following receipt thereof. Following receipt of an Inquiry, the Note Administrator and the applicable Q&A Respondent, unless such party determines not to answer such Inquiry as provided below, shall reply to the Inquiry, which reply of the applicable Q&A Respondent shall be by email to the Note Administrator. The Note Administrator shall post (within a commercially reasonable period of time following preparation or receipt of such answer, as the case may be) such Inquiry and the related answer to the Note Administrator’s Website. If the Note Administrator or the applicable Q&A Respondent determines, in its respective sole discretion, that (i) any Inquiry is not of a type described above, (ii) answering any Inquiry would not be in the best interests of the Issuer or the Noteholders, (iii) answering any Inquiry would be in violation of applicable law, the Loan Documents, this Indenture or the Servicing Agreement, (iv) answering any Inquiry would materially increase the duties of, or result in significant additional cost or expense to, the Note Administrator, the Servicer or the Special Servicer, as applicable or (v) answering any such inquiry would reasonably be expected to result in the waiver of an attorney client privilege or the disclosure of attorney work product, or is otherwise not advisable

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to answer, it shall not be required to answer such Inquiry and shall promptly notify the Note Administrator of such determination. The Note Administrator shall notify the Person who submitted such Inquiry in the event that the Inquiry shall not be answered in accordance with the terms of this Indenture. Any notice by the Note

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Administrator to the Person who submitted an Inquiry that shall not be answered shall include the following statement: “Because the Indenture and the Servicing Agreement provides that the Note Administrator, Servicer and Special Servicer shall not answer an Inquiry if it determines, in its respective sole discretion, that (i) any Inquiry is beyond the scope of the topics described in the Indenture, (ii) answering any Inquiry would not be in the best interests of the Issuer and/or the Noteholders, (iii) answering any Inquiry would be in violation of applicable law or the Loan Documents, this Indenture or the Servicing Agreement, (iv) answering any Inquiry would materially increase the duties of, or result in significant additional cost or expense to, the Trustee, the Servicer or the Special Servicer, as applicable, or (v) answering any such inquiry would reasonably be expected to result in the waiver of an attorney client privilege or the disclosure of attorney work product, or is otherwise not advisable to answer, no inference shall be drawn from the fact that the Trustee, the Servicer or the Special Servicer has declined to answer the Inquiry.” Answers posted on the Investor Q&A Forum shall be attributable only to the respondent, and shall not be deemed to be answers from any of the Issuer, the Collateral Manager, the Placement Agents or any of their respective Affiliates. None of the Placement Agents, the Issuer, the Seller, the Collateral Manager, the Advancing Agent, the Future Funding Indemnitor, the Retention Holder, the Servicer, the Special Servicer, the Note Administrator or the Trustee, or any of their respective Affiliates shall certify to any of the information posted in the Investor Q&A Forum and no such party shall have any responsibility or liability for the content of any such information. The Note Administrator shall not be required to post to the Note Administrator’s Website any Inquiry or answer thereto that the Note Administrator determines, in its sole discretion, is administrative or ministerial in nature. The Investor Q&A Forum shall not reflect questions, answers and other communications that are not submitted via the Note Administrator’s Website. Additionally, the Note Administrator may require acceptance of a waiver and disclaimer for access to the Investor Q&A Forum.
(g)The Note Administrator shall make available to any Noteholder and any beneficial owner of a Note, the Investor Registry. The “Investor Registry” shall be a voluntary service available on the Note Administrator’s Website, where Noteholders and beneficial owners of Notes can register and thereafter obtain information with respect to any other Noteholder or beneficial owner that has so registered. Any Person registering to use the Investor Registry shall be required to certify that (i) it is a Noteholder or a beneficial owner of a Note and (ii) it grants authorization to the Note Administrator to make its name and contact information available on the Investor Registry for at least 45 days from the date of such certification to other registered Noteholders and registered beneficial owners or Notes. Such Person shall then be asked to enter certain mandatory fields such as the individual’s name, the company name and email address, as well as certain optional fields such as address, and phone number. If any Noteholder or beneficial owner of a Note notifies the Note Administrator that it wishes to be removed from the Investor Registry (which notice may not be within 45 days of its registration), the Note Administrator shall promptly remove it from the Investor Registry. The Note Administrator shall not be responsible for verifying or validating any information submitted on the Investor Registry, or for monitoring or otherwise maintaining the accuracy of any information thereon. The Note Administrator may require acceptance of a waiver and disclaimer for access to the Investor Registry.

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(h)Certain information concerning the Collateral and the Notes, including the Monthly Reports, CREFC® Reports and supplemental notices and the items specified in clauses
(i) through (iv) of Section 10.12(a), shall be provided by the Note Administrator to certain market

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data providers authorized by the Issuer or the Collateral Manager on its behalf upon receipt by the Note Administrator from such persons of a certification in the form of Exhibit J hereto, which certification may be submitted electronically via the Note Administrator’s Website. The Issuer hereby authorizes the provision of such information to Bloomberg, LP, Trepp, LLC, Intex Solutions, Inc., Markit Group Limited, Interactive Data Corp., BlackRock Financial Management, Inc., CMBS.com, Inc., Moody’s Analytics, Inc., KBRA Analytics, LLC, MBS Data, LLC, RealInsight, Deal View Technologies Ltd/StructureIt, LSEG, CRED iQ and PricingDirect Inc.
(i)The 17g-5 Information Provider will make the “Rating Agency Q&A Forum and Servicer Document Request Tool” available to NRSROs via the 17g-5 Information Providers Website, where NRSROs may (i) submit inquiries to the Trustee or Note Administrator relating to the Monthly Report, (ii) submit inquiries to the Servicer, Collateral Manager or the Special Servicer relating to servicing reports, or the Collateral, except to the extent already obtained, (iii) submit requests for loan-level reports and information, and (iv) view previously submitted inquiries and related answers or reports, as the case may be. The Trustee, the Note Administrator, the Servicer or the Special Servicer, as applicable, will be required to answer each inquiry, unless it determines that (a) answering the inquiry would be in violation of applicable law, the Servicing Standard, this Indenture, the Servicing Agreement or the applicable loan documents,
(b) answering the inquiry would or is reasonably expected to result in a waiver of an attorney-client privilege or the disclosure of attorney work product, or (c) answering the inquiry would materially increase the duties of, or result in significant additional cost or expense to, such party, and the performance of such additional duty or the payment of such additional cost or expense is beyond the scope of its duties under this Indenture or the Servicing Agreement, as applicable. In the event that any of the Trustee, the Note Administrator, the Servicer or the Special Servicer declines to answer an inquiry, it shall promptly email the 17g-5 Information Provider with the basis of such declination. The 17g-5 Information Provider will be required to post the inquiries and the related answers (or reports, as applicable) on the Rating Agency Q&A Forum and Servicer Document Request Tool promptly upon receipt, or in the event that an inquiry is unanswered, the inquiry and the basis for which it was unanswered. The Rating Agency Q&A Forum and Servicer Document Request Tool may not reflect questions, answers, or other communications which are not submitted through the 17g-5 Website. Answers and information posted on the Rating Agency Q&A Forum and Servicer Document Request Tool will be attributable only to the respondent, and will not be deemed to be answers from any other Person. No such other Person will have any responsibility or liability for, and will not be deemed to have knowledge of, the content of any such information.
Section 10.14 Certain Procedures.
(a)For so long as the Notes may be transferred only in accordance with Rule 144A, the Issuer (or the Collateral Manager on its behalf) will ensure that any Bloomberg screen containing information about the Rule 144A Global Notes includes the following (or similar) language:

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the “Note Box” on the bottom of the “Security Display” page describing the Rule 144A Global Notes will state: “Iss’d Under 144A”;

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(i)the “Security Display” page will have the flashing red indicator “See Other Available Information”; and
(b)the indicator will link to the “Additional Security Information” page, which will state that the Secured Notes “are being offered in reliance on the exemption from registration under Rule 144A of the Securities Act to persons who are qualified institutional buyers (as defined in Rule 144A under the Securities Act).”
ARTICLE 11 APPLICATION OF FUNDS
Section 11.1    Disbursements of Amounts from Payment Account.
(a)Notwithstanding any other provision in this Indenture, but subject to the other subsections of this Section 11.1 hereof, on each Payment Date, the Note Administrator shall disburse amounts transferred to the Payment Account in accordance with the following priorities (the “Priority of Payments”):
(i)Interest Proceeds. On each Payment Date that is not a Redemption Date, the Stated Maturity Date or a Payment Date following an acceleration of the Notes due to the occurrence and continuation of an Event of Default, Interest Proceeds with respect to the related Due Period shall be distributed in the following order of priority:
(1)to the payment of taxes and filing fees (including any registered office and government fees) owed by the Issuer, if any;
(2)(a) first, to the extent not previously reimbursed, to the Trustee, the Backup Advancing Agent and the Advancing Agent, in that order, the aggregate amount of any Nonrecoverable Interest Advances due and payable to such party; (b) second, to the Advancing Agent (or to the Backup Advancing Agent or the Trustee, if the Advancing Agent or the Backup Advancing Agent, respectively, has failed to make any Interest Advance required to be made by the Advancing Agent pursuant to the terms hereof), the Advancing Agent Fee and any previously due but unpaid Advancing Agent Fee (with respect to amounts owed to the Advancing Agent, unless waived by the Advancing Agent) (provided that the Advancing Agent, the Backup Advancing Agent or the Trustee, as applicable, has not failed to make any Interest Advance required to be made in respect of any Payment Date pursuant to this Indenture); (c) third, to the Advancing Agent, the Backup Advancing Agent and the Trustee, to the extent due and payable to such party, Reimbursement Interest and reimbursement of any outstanding Interest Advances not to exceed, in each case, the amount that would result in an Interest Shortfall with respect to such Payment Date; and (d) fourth, to any party responsible for determining whether a Benchmark Transition Event has occurred and implementing a Benchmark Replacement, an amount not to exceed $25,000 per year (unless waived by such party);

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(a) first, pro rata, based on their entitlement, to the payment to the Note Administrator and the Trustee of the accrued and unpaid fees in respect of their services equal to, in the aggregate, U.S.$7,500, in each case payable monthly (one portion of which is payable to the Trustee and a separate portion is payable to the Note Administrator), (b) second, to

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the payment of accrued and unpaid Company Administrative Expenses of the Note Administrator, the Trustee, the custodian and the Paying Agent, and (c) third, to the payment of any other accrued and unpaid Company Administrative Expenses, the aggregate of all such amounts in this clause
(c)per Expense Year not to exceed U.S.$150,000 per annum;
(3)to the payment of the Collateral Manager Fee and any previously due but unpaid Collateral Manager Fee (if not waived by the Collateral Manager);
(4)to the payment of the Class A Interest Distribution Amount plus any Class A Defaulted Interest Amount;
(5)to the payment of the Class A-S Interest Distribution Amount plus any Class A-S Defaulted Interest Amount;
(6)to the payment of the Class B Interest Distribution Amount plus any Class B Defaulted Interest Amount;
(7)to the payment of the Class C Interest Distribution Amount plus any Class C Defaulted Interest Amount;
(8)to the payment of the Class C Deferred Interest (in reduction of the Aggregate Outstanding Amount of the Class C Notes);
(9)to the payment of the Class D Interest Distribution Amount plus any Class D Defaulted Interest Amount;
(10)to the payment of the Class D Deferred Interest (in reduction of the Aggregate Outstanding Amount of the Class D Notes);
(11)to the payment of the Class E Interest Distribution Amount plus any Class E Defaulted Interest Amount;
(12)to the payment of the Class E Deferred Interest (in reduction of the Aggregate Outstanding Amount of the Class E Notes);
(13)if either of the Note Protection Tests is not satisfied as of the Determination Date relating to such Payment Date, to the payment of, (i) first, principal on the Class A Notes, (ii) second, principal on the Class A-S Notes, (iii) third, principal on the Class B Notes, (iv) fourth, principal on the Class C Notes, (v) fifth, principal on the Class D Notes and (vi) sixth, principal on the Class E Notes, in each case to the extent necessary to cause each of the Note Protection Tests to be satisfied or, if sooner, until the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes have been paid in full;
(14)to the payment of the Class F Interest Distribution Amount plus any Class F Defaulted Interest Amount;

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to the payment of the Class F Deferred Interest (in reduction of the Aggregate Outstanding Amount of the Class F Notes);

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(15)to the payment of the Class G Interest Distribution Amount plus any Class G Defaulted Interest Amount;
(16)to the payment of the Class G Deferred Interest (in reduction of the Aggregate Outstanding Amount of the Class G Notes);
(17)to the payment of any Company Administrative Expenses not paid pursuant to clause (3) above in the order specified therein;
(18)upon direction of the Collateral Manager, for deposit into the Expense Reserve Account in an amount not to exceed U.S.$100,000 in respect of such Payment Date; and
(19)any remaining Interest Proceeds to be paid to the Holders of the Income Notes in accordance with Section 2.17.
(ii)Principal Proceeds. On each Payment Date that is not a Redemption Date, the Stated Maturity Date or a Payment Date following an acceleration of the Notes due to the occurrence and continuation of an Event of Default, Principal Proceeds with respect to the related Due Period shall be distributed in the following order of priority:
(1)to the payment of the amounts referred to in clauses (1) through (5) of Section 11.1(a)(i) in the same order of priority specified therein, but only to the extent not paid in full thereunder;
(2)during the Reinvestment Period, so long as the Note Protection Tests are satisfied, at the direction of the Issuer (or the Collateral Manager on behalf of the Issuer), (i) the amount designated by the Issuer (or the Collateral Manager on behalf of the Issuer) during the related Interest Accrual Period, (ii) solely with respect to the first Payment Date, any Initial Principal Proceeds Deposit and (iii) if the Collateral Manager determines that a Delayed Collateral Interest will not be acquired by the Issuer prior to the Purchase Termination Date or otherwise decides not to acquire such Delayed Collateral Interest, all amounts on deposit in the Unused Proceeds Account with respect to such Delayed Collateral Interest, in each case, to be deposited into the Reinvestment Account to be held for reinvestment in Reinvestment Collateral Interests or for payment of the purchase price of Reinvestment Collateral Interests;
(3)to the payment of principal of the Class A Notes until the Class A Notes have been paid in full;
(4)to the payment of the Class A-S Interest Distribution Amount, plus any Class A-S Defaulted Interest Amount, to the extent not paid pursuant to clause
(6) of Section 11.1(a)(i) above;
to the payment of principal of the Class A-S Notes until the Class A-S Notes have been paid in full;

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(5)to the payment of the Class B Interest Distribution Amount, plus any Class B Defaulted Interest Amount, to the extent not paid pursuant to clause (7) of Section 11.1(a)(i) above;
(6)to the payment of principal of the Class B Notes until the Class B Notes have been paid in full;
(7)to the payment of the Class C Interest Distribution Amount, plus any Class C Defaulted Interest Amount, to the extent not paid pursuant to clause (8) of Section 11.1(a)(i) above;
(8)to the payment of principal of the Class C Notes (including any Class C Deferred Interest) until the Class C Notes have been paid in full;
(9)to the payment of the Class D Interest Distribution Amount, plus any Class D Defaulted Interest Amount, to the extent not paid pursuant to clause (10) of Section 11.1(a)(i) above;
(10)to the payment of principal of the Class D Notes (including any Class D Deferred Interest) until the Class D Notes have been paid in full;
(11)to the payment of the Class E Interest Distribution Amount, plus any Class E Defaulted Interest Amount, to the extent not paid pursuant to clause (12) of Section 11.1(a)(i) above;
(12)to the payment of principal of the Class E Notes (including any Class E Deferred Interest) until the Class E Notes have been paid in full;
(13)to the payment of the Class F Interest Distribution Amount plus any Class F Defaulted Interest Amount, to the extent not paid pursuant to clause (15) of Section 11.1(a)(i) above;
(14)to the payment of principal of the Class F Notes (including any Class F Deferred Interest) until the Class F Notes have been paid in full;
(15)to the payment of the Class G Interest Distribution Amount plus any Class G Defaulted Interest Amount, to the extent not paid pursuant to clause (17) of Section 11.1(a)(i) above;
(16)to the payment of principal of the Class G Notes (including any Class G Deferred Interest) until the Class G Notes have been paid in full; and
(17)any remaining Principal Proceeds to be paid to the Holders of the Income Notes in accordance with Section 2.17.

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Redemption Dates and Payment Dates During Events of Default. On any Redemption Date, the Stated Maturity Date or a Payment Date following an acceleration of the Notes due to the occurrence and continuation of an Event of Default, Interest

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Proceeds and Principal Proceeds with respect to the related Due Period will be distributed in the following order of priority:
(1)to the payment of the amounts referred to in clauses (1) through (4) of Section 11.1(a)(i) in the same order of priority specified therein, but without giving effect to any limitations on amounts payable set forth therein;
(2)to the payment of any out-of-pocket fees and expenses of the Issuer, the Note Administrator, the Custodian and the Trustee (including legal fees and expenses) incurred in connection with an acceleration of the Notes following an Event of Default, including in connection with sale and liquidation of any of the Collateral in connection therewith, to the extent not previously paid or withheld;
(3)to the payment of the Class A Interest Distribution Amount plus any Class A Defaulted Interest Amount;
(4)to the payment in full of principal of the Class A Notes;
(5)to the payment of the Class A-S Interest Distribution Amount plus any Class A-S Defaulted Interest Amount;
(6)to the payment in full of principal of the Class A-S Notes;
(7)to the payment of the Class B Interest Distribution Amount plus any Class B Defaulted Interest Amount;
(8)to the payment in full of principal of the Class B Notes;
(9)to the payment of the Class C Interest Distribution Amount plus any Class C Defaulted Interest Amount;
(10)to the payment in full of principal of the Class C Notes (including any Class C Deferred Interest);
(11)to the payment of the Class D Interest Distribution Amount plus any Class D Defaulted Interest Amount;
(12)to the payment in full of principal of the Class D Notes (including any Class D Deferred Interest);
(13)to the payment of the Class E Interest Distribution Amount plus any Class E Defaulted Interest Amount;
(14)to the payment in full of principal of the Class E Notes (including any Class E Deferred Interest);
(15)to the payment of the Class F Interest Distribution Amount

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plus any Class F Defaulted Interest Amount;

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(16)to the payment in full of principal of the Class F Notes (including any Class F Deferred Interest);
(17)to the payment of the Class G Interest Distribution Amount plus any Class G Defaulted Interest Amount;
(18)to the payment in full of principal of the Class G Notes (including any Class G Deferred Interest); and
(19)any remaining Interest Proceeds and Principal Proceeds to be paid to the Holders of the Income Notes in accordance with Section 2.17.
(b)On or before the Business Day prior to each Payment Date, the Issuer shall, pursuant to Section 10.3, remit or cause to be remitted to the Note Administrator for deposit in the Payment Account an amount of Cash sufficient to pay the amounts described in Section 11.1(a) required to be paid on such Payment Date.
(c)If on any Payment Date the amount available in the Payment Account from amounts received in the related Due Period are insufficient to make the full amount of the disbursements required by any clause of Section 11.1(a)(i), Section 11.1(a)(ii) or Section 11.1(a)(iii), such payments will be made to Noteholders of each applicable Class, as to each such clause, ratably in accordance with the respective amounts of such disbursements then due and payable to the extent funds are available therefor.
(d)In connection with any required payment by the Issuer to the Servicer or the Special Servicer pursuant to the Servicing Agreement of any amount scheduled to be paid from time to time between Payment Dates from amounts received with respect to the Collateral Interests, the Servicer or the Special Servicer, as applicable, shall be entitled to retain or withdraw such amounts from the Collection Account and the Partitioned Loan Collection Account pursuant to the terms of the Servicing Agreement.
Section 11.2 Securities Accounts. The Issuer shall direct the Note Administrator, in writing, to invest all amounts held by, or deposited with the Securities Intermediary in the Reinvestment Account, the Unused Proceeds Account and the Expense Reserve Account pursuant to the provisions of this Indenture shall be invested in Eligible Investments as directed in writing by the Collateral Manager on behalf of the Issuer and credited to the Reinvestment Account, the Unused Proceeds Account or the Expense Reserve Account, as the case may be. Absent such direction, funds in the foregoing accounts shall remain uninvested. All amounts held by or deposited with the Securities Intermediary in the Payment Account shall be held uninvested. Any amounts not invested in Eligible Investments as herein provided, shall be credited to one or more securities accounts established and maintained pursuant to the Securities Account Control Agreement (Indenture Accounts) with the Securities Intermediary or another financial institution whose long-term senior unsecured debt rating is at least equal to “A2” by Moody’s (or, in each case, such lower rating as the applicable Rating Agency shall approve) and agrees to act as a Securities Intermediary on behalf of the Note Administrator on behalf of the Secured Parties pursuant to account control agreements in form and substance similar to the Securities Account

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Control Agreement (Indenture Accounts). The Custodial Account held by the Securities Intermediary shall be held uninvested.
ARTICLE 12

SALE OF COLLATERAL INTERESTS; THE DELAYED COLLATERAL INTEREST; REINVESTMENT COLLATERAL INTERESTS; FUTURE FUNDING ESTIMATES
Section 12.1    Sales of Collateral Interests.
(a)Except as otherwise expressly permitted or required by this Indenture, the Issuer shall not sell or otherwise dispose of any Collateral Interest. The Issuer (or the Collateral Manager on behalf of the Issuer, acting pursuant to the Collateral Management Agreement), pursuant to the terms of the Collateral Management Agreement and the terms hereof and subject to compliance with the Acquisition and Disposition Requirements, may direct the Special Servicer or the Trustee in writing to sell at any time:
(i)any Defaulted Collateral Interest;
(ii)any Credit Risk Collateral Interest, unless in the case of a sale of a Credit Risk Collateral Interest to an entity other than the Collateral Manager or an affiliate thereof that is for a cash purchase price that is less than the Par Purchase Price thereof, the Note Protection Tests were not satisfied as of the immediately preceding Measurement Date and have not been cured as of the proposed sale date; and
(iii)any Collateral Interest acquired in violation of the Eligibility Criteria, the Acquisition Criteria or the Acquisition and Disposition Requirements.
The Trustee shall sell any Collateral Interest in any sale permitted pursuant to this Section 12.1(a), as directed by the Issuer (or the Collateral Manager on behalf of the Issuer). Promptly after any sale pursuant to this Section 12.1(a), the Issuer (or the Collateral Manager on behalf of the Issuer) shall notify the 17g-5 Information Provider of the Collateral Interest sold and the sale price and shall provide such other information relating to such sale as may be reasonably requested by the Rating Agencies.
(b)In addition, with respect to any Defaulted Collateral Interest or Credit Risk Collateral Interest permitted to be sold pursuant to Section 12.1(a), such Defaulted Collateral Interest or Credit Risk Collateral Interest may be sold by the Issuer at the direction of the Collateral Manager:
(i)to an entity, other than an Interested Person; or
(ii)to an Interested Person for a cash purchase price that is equal to or greater than the Par Purchase Price thereof.

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Any purchase described in clause (ii) above is referred to herein as a “Credit Risk/Defaulted Collateral Interest Cash Purchase.” Any such sale by the Issuer will be subject

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to, in each case, disclosure to, and approval by, the Advisory Committee as and when required by applicable law and the terms of the Collateral Management Agreement.
The Issuer shall not sell or otherwise dispose of any Collateral Interest for the primary purpose of recognizing gains or decreasing losses resulting from market value changes.
If the Collateral Manager directs the sale of a Collateral Interest acquired in violation of the Eligibility Criteria pursuant to Section 12.1(a), the Acquisition Criteria or the Acquisition and Disposition Requirements, the Issuer may sell such Collateral Interest to the Collateral Manager or an Affiliate thereof for a Cash purchase price that is equal to or greater than the Par Purchase Price thereof.
If the Collateral Manager does not promptly direct the sale of a Collateral Interest that is determined to have been acquired in violation of the Eligibility Criteria, the Acquisition Criteria or the Acquisition and Disposition Requirements, the Issuer shall satisfy the Rating Agency Condition with respect to such Collateral Interest within 60 days after such date of determination. If the Issuer satisfies the Rating Agency Condition with respect to such Collateral Interest within such time period, the Issuer may retain such Collateral Interest. If the Issuer does not satisfy the Rating Agency Condition with respect to such Collateral Interest within such time period, the Issuer shall promptly sell such Collateral Interest to the Collateral Manager or an Affiliate thereof for a Cash purchase price that is equal to or greater than the Par Purchase Price thereof.
If a Collateral Interest that is a Defaulted Collateral Interest is not sold or otherwise disposed of by the Issuer within three years of such Collateral Interest becoming a Defaulted Collateral Interest, the Collateral Manager shall use commercially reasonable efforts to cause the Issuer to sell or otherwise dispose of such Collateral Interest as soon as commercially practicable thereafter. In no event shall the Issuer or the Collateral Manager be permitted to sell or otherwise dispose of any Collateral Interest for the primary purpose of recognizing gains or decreasing losses resulting from market value changes.
In connection with the sale or exchange of a Credit Risk Collateral Interest or a Defaulted Collateral Interest pursuant to this Section 12.1, the Collateral Manager may also cause the Issuer to create one or more participation interests in such Defaulted Collateral Interest or Credit Risk Collateral Interest and direct the Special Servicer or the Trustee to sell one or more of such participation interests.
Whether any offer constitutes a fair price for any Defaulted Collateral Interest will be determined by the Special Servicer, if the highest offeror is a person other than an Interested Person, and by the Trustee, if the highest offeror is an Interested Person. If the Trustee is required to determine the fair price for any Defaulted Collateral Interest, Trustee may (at its option and at the expense of the Issuer), and will be required to, if the purchaser is the Seller or any of its affiliates, designate an independent third party expert in real estate or commercial mortgage loan matters with at least five years’ experience in valuing or investing in mortgage loans similar to the Defaulted Collateral Interest, that has been selected with reasonable care by the Trustee to determine the fair market value for such Defaulted Collateral Interest. The Trustee will be

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entitled to conclusively rely upon any such third party determination; provided that no offer from an Interested Person will constitute a fair price unless (A) it is the highest offer received and

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(B) if the Defaulted Collateral Interest has been marketed for sale for a period of less than three months, at least one other offer is received from an independent third party. All reasonable fees and costs of any appraisals, inspection reports, and opinions of value incurred by any such third party will be covered by, and will be required to be paid in advance of any determination by the applicable Interested Person; provided that the Trustee may not engage a third party expert whose fees exceed a commercially reasonable amount as determined by the Trustee.
(c)A Defaulted Collateral Interest or Credit Risk Collateral Interest may be disposed of at any time, following disclosure to, and approval by, the Advisory Committee by the Collateral Manager directing the Issuer to exchange such Defaulted Collateral Interest or Credit Risk Collateral Interest for (1) a substitute Collateral Interest owned by the Collateral Manager or an Affiliate of the Collateral Manager that satisfies the Eligibility Criteria and the Acquisition and Disposition Requirements (such Collateral Interest, an “Exchange Collateral Interest”) or (2) a combination of an Exchange Collateral Interest and cash; provided that:
(i)the sum of (1) the Par Purchase Price of such Exchange Collateral Interest plus (2) the Cash amount (if any) to be paid to the Issuer by the Collateral Manager or such Affiliate thereof in connection with such exchange, is equal to or greater than the Par Purchase Price of the Credit Risk Collateral Interest or Defaulted Collateral Interest sought to be exchanged; and
(ii)with respect to any such exchange of a Credit Risk Collateral Interest, the Credit Risk Exchange Limitation is satisfied.
(d)In addition to the above, at all times the Majority Income Noteholder will have an assignable right (such rights, collectively, the “PE Purchase Rights”) to purchase any Defaulted Collateral Interest and any Credit Risk Collateral Interest for a purchase price that is equal to or greater than the Par Purchase Price. Each exercise of the PE Purchase Rights shall be subject to disclosure to, and approval by, the Advisory Committee as and when required by applicable law and the terms of the Collateral Management Agreement.
(e)After the Issuer has notified the Trustee of an Optional Redemption, a Clean-Up Call, an Auction Call Redemption or a Tax Redemption in accordance with Section 9.3, the Issuer (or the Collateral Manager on behalf of the Issuer and acting pursuant to the Collateral Management Agreement), may at any time direct the Trustee in writing by Issuer Order to sell, and the Trustee shall sell in the manner directed by the Collateral Manager in writing, any Collateral Interest without regard to the foregoing limitations in Section 12.1(a); provided that:
(i)the Sale Proceeds therefrom must be used to pay certain expenses and redeem all of the Notes in whole but not in part pursuant to Section 9.1, and upon any such sale the Trustee shall release the lien on such Collateral Interest pursuant to Section 10.10, and the Custodian shall upon receipt of a Request for Release, release the related Collateral Interest File;

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the Issuer may not direct the Special Servicer (on behalf of the Trustee) to sell (and the Trustee shall not be required to release) a Collateral Interest pursuant to this Section 12.1(b) unless the Issuer (or the Collateral Manager on

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behalf of the Issuer) certifies, in an Officer’s Certificate, to the Trustee and the Note Administrator that, in the Issuer’s (or the Collateral Manager’s) reasonable business judgment based on calculations included in the certification (which shall include the sales prices of the Collateral Interests), the Sale Proceeds from the sale of one or more of the Collateral Interests and all Cash and proceeds from Eligible Investments will be at least equal to the Total Redemption Price; and
(ii)in connection with an Optional Redemption, an Auction Call Redemption, a Clean-up Call, or a Tax Redemption, all the Collateral Interests to be sold pursuant to this Section 12.1(c) must be sold in accordance with the requirements set forth in Section 9.1(f).
(f)In the event that any Notes remain Outstanding as of the Payment Date occurring six months prior to the Stated Maturity Date of the Notes, the Collateral Manager will be required to determine whether the proceeds expected to be received on the Collateral Interests prior to the Stated Maturity Date of the Notes will be sufficient to pay in full the principal amount of (and accrued interest on) the Notes on the Stated Maturity Date. If the Collateral Manager determines, in its sole discretion, that such proceeds will not be sufficient to pay the outstanding principal amount of and accrued interest on the Notes on the Stated Maturity Date of the Notes, the Issuer shall, at the direction of the Collateral Manager, be obligated to liquidate the portion of Collateral Interests sufficient to pay the remaining principal amount of and interest on the Notes on or before the Stated Maturity Date. The Collateral Interests to be liquidated by the Issuer will be selected by the Collateral Manager.
(g)Notwithstanding anything herein to the contrary, (i) the Collateral Manager on behalf of the Issuer shall be permitted to sell to a Permitted Subsidiary any Sensitive Asset for consideration consisting of equity interests in such Permitted Subsidiary (or an increase in the value of equity interests already owned) and (ii) the Special Servicer on behalf of the Issuer shall be permitted to sell to an REO Subsidiary any REO Property for consideration consisting of equity interests in such REO Subsidiary (or an increase in the value of equity interests already owned).
(h)Under no circumstances shall the Trustee in its individual capacity be required to acquire any Collateral Interests or any property related thereto.
(i)Any Collateral Interest sold pursuant to this Section 12.1 shall be released from the lien of this Indenture.
Any Collateral Interest that was required at acquisition to satisfy the Eligibility Criteria, the Acquisition and Disposition Requirements or the Acquisition Criteria, as applicable, but failed to do so, may be sold by the Issuer (or the Collateral Manager on behalf of the Issuer) to the Seller or an Affiliate thereof within 60 days of such acquisition at a price that is equal to the sum of (i) the purchase price of such Collateral Interest (as a percentage of Principal Balance); plus (ii) all accrued and unpaid interest on such Collateral Interest at the related interest rate; plus (iii) all related unreimbursed Servicing Advances and accrued and unpaid interest on such Servicing Advances at the applicable Advance Rate, plus (iv) all unreimbursed

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fees and expenses incurred by the Issuer, the Servicer and the Special Servicer in connection with such Collateral Interest.

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(j)The Issuer (or the Collateral Manager on behalf of the Issuer, acting pursuant to the Collateral Management Agreement), may direct the Trustee in writing to (A) sell any Collateral Interest, subject to satisfaction of the Acquisition and Disposition Requirements, in the event the applicable Seller is required to repurchase such Collateral Interest pursuant to the applicable Collateral Interest Purchase Agreement as a result of a Material Document Defect, Material Breach or Combined Loan Repurchase Event related to such Collateral Interest or (B) in the event that (I) the applicable Seller elects to substitute any Collateral Interest pursuant to the applicable Collateral Interest Purchase Agreement as a result of a Material Breach, a Material Document Defect or a Combined Loan Repurchase Event related to such Collateral Interest, (II) the Collateral Manager consents to such substitution and (III) the Acquisition and Disposition Requirements and the Acquisition Criteria are satisfied, substitute such Collateral Interest for (1) a Collateral Interest that is owned by the Seller that satisfies the applicable Eligibility Criteria (such Collateral Interest, a “Substitute Collateral Interest”) or (2) a combination of a Substitute Collateral Interest and Cash; provided that with respect to any affected Collateral Interest, the sum of (1) the Principal Balance of such Substitute Collateral Interest plus all accrued and unpaid interest thereon plus (2) the Cash amount (if any) to be paid to the Issuer in connection with such substitution, is equal to or greater than the sum of the Principal Balance of the affected Collateral Interest plus all accrued and unpaid interest thereon.
(k)In the case of a sale or exchange of a Collateral Interest which is a Combined Loan, the related Mortgage Loan and the corresponding Mezzanine Loan shall be sold or exchanged together. In addition, with respect to any Collateral Interests that are cross-collateralized and cross-defaulted with one another, including with respect to any Combined Loan, if one of such Collateral Interests is to be sold or exchanged in any manner described herein, the Issuer shall dispose of such Collateral Interest and any Collateral Interest with which such Collateral Interest is cross-collateralized and cross-defaulted, unless the related Obligor satisfies the conditions in the related Loan Documents permitting the uncrossing of such Collateral Interests.
(l)In the event that a Credit Risk Collateral Interest or Defaulted Collateral Interest (or the underlying Mortgage Loan) is modified pursuant to the Servicing Agreement in a way that creates one or more new participation interests or notes with respect to which the principal amount of one or more of the newly created participation interests or notes was previously part of such Credit Risk Collateral Interest or Defaulted Collateral Interest, the Issuer will be permitted to dispose of any of such newly created participation interests or notes pursuant to this Section 12.1 in the same manner as if such participation interest or note were itself a Credit Risk Collateral Interest or Defaulted Collateral Interest.
(m)In the event that any Collateral Interest is subject to a mezzanine intercreditor agreement, Partition Agreement, subordination agreement or other agreement which grants a third party the option to purchase the Collateral Interest, and such third party exercises its option to purchase such Collateral Interest, the Issuer may sell such Collateral Interest to the holder of such purchase option or its designee, at a price specified to be the outstanding principal balance in the applicable mezzanine intercreditor agreement, Partition Agreement, subordination agreement or other agreement.

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Section 12.2    Reinvestment Collateral Interests.

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(a)Except as provided in Section 12.3(c), during the Reinvestment Period (or within 60 days after the end of the Reinvestment Period with respect to reinvestments made pursuant to binding commitments to purchase entered into during the Reinvestment Period), amounts (or Eligible Investments) credited to the Reinvestment Account may, but are not required to, be reinvested in Reinvestment Collateral Interests (which shall be, and hereby are upon acquisition by the Issuer, Granted to the Trustee pursuant to the Granting Clause of this Indenture) that satisfy the applicable Eligibility Criteria, the Acquisition and Disposition Requirements and the following additional criteria (the “Acquisition Criteria”), as evidenced by an Officer’s Certificate of the Issuer (or the Collateral Manager on behalf of the Issuer) delivered to the Trustee and the Note Administrator substantially in the form of Exhibit K hereto, delivered as of the date of the commitment to purchase such Reinvestment Collateral Interests:
(i)no Event of Default has occurred and is continuing; and
(ii)the Note Protection Tests are satisfied.
(b)Notwithstanding the foregoing provisions, (i) Cash on deposit in the Reinvestment Account may be invested in Eligible Investments pending investment in Reinvestment Collateral Interests and (ii) if an Event of Default shall have occurred and be continuing, no Reinvestment Collateral Interest may be acquired unless it was the subject of a commitment entered into by the Issuer prior to the occurrence of such Event of Default.
(c)Notwithstanding the foregoing provisions, at any time when the Retention Holder or an Affiliate that is wholly-owned by INCREF Sub-REIT and is a disregarded entity for
U.S. federal income tax purposes holds 100% of the Income Notes and the Membership Interests, it may contribute additional Cash, Eligible Investments and/or Collateral Interests to the Issuer so long as, in the case of Collateral Interests, any such Collateral Interests satisfy the Eligibility Criteria at the time of such contribution, including, but not limited to, for purposes of effecting any cure rights reserved for the holder of the Participations, pursuant to and in accordance with the terms of the related Participation Agreement. Cash or Eligible Investments contributed to the Issuer by the Retention Holder (during the Reinvestment Period) shall be credited to the Reinvestment Account (unless the Retention Holder directs otherwise) and may be reinvested by the Issuer in Reinvestment Collateral Interests so long as no Event of Default has occurred and is continuing.
(d)Amounts on deposit in the Reinvestment Account shall be available for the table-funding and subsequent acquisition of Reinvestment Collateral Interests as long as the Custodian is in possession of either (i) the related Collateral Interest File no later than one (1) Business Prior to the date of acquisition or (ii) a bailee letter received from origination counsel that is issued with respect to the related Collateral Interest File; provided that the bailee under the bailee letter shall not be an agent of the Custodian and the Loan Documents held under bailee letter shall be delivered to the Custodian no later than three Business Days following the acquisition. The Custodian shall review such Collateral Interest File in accordance with Section 3.3(f).
Section 12.3    Conditions Applicable to all Transactions Involving Sale or Grant.

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(a)Any transaction effected after the Closing Date under this Article 12 or Section 10.12 shall be conducted in accordance with the requirements of the Collateral Management Agreement; provided that (1) the Collateral Manager shall not direct the Trustee to acquire any Collateral Interest for inclusion in the Collateral from the Collateral Manager or any of its Affiliates as principal or to sell any Collateral Interest from the Collateral to the Collateral Manager or any of its Affiliates as principal unless the transaction is effected in accordance with the Collateral Management Agreement and (2) the Collateral Manager shall not direct the Trustee to acquire any Collateral Interest for inclusion in the Collateral from any account or portfolio for which the Collateral Manager serves as investment adviser or direct the Trustee to sell any Collateral Interest to any account or portfolio for which the Collateral Manager serves as investment adviser unless such transactions comply with the Collateral Management Agreement and Section 206(3) of the Advisers Act. The Trustee shall have no responsibility to oversee compliance with this clause by the other parties.
(b)Upon any Grant pursuant to this Article 12, all of the Issuer’s right, title and interest to the Collateral Interest or Notes shall be Granted to the Trustee pursuant to this Indenture, such Collateral Interest or Notes shall be registered in the name of the Trustee, and, if applicable, the Trustee (or the Custodian on its behalf) shall receive such Pledged Collateral Interest or Notes (or bailee letter, with delivery to Custodian within three business days after acquisition of such Collateral Interest or Notes). The Trustee also shall receive, not later than the date of delivery of any Collateral Interest delivered after the Closing Date, an Officer’s Certificate of the Collateral Manager certifying that, as of the date of such Grant, such Grant complies with the applicable conditions of and is permitted by this Article 12 (and setting forth, to the extent appropriate, calculations in reasonable detail necessary to determine such compliance).
(c)Notwithstanding anything contained in this Article 12 to the contrary, the Issuer shall, subject to this Section 12.3(c), have the right to effect any transaction which has been consented to by the Holders of Notes evidencing 100% of the Aggregate Outstanding Amount of each and every Class of Secured Notes (or if there are no Secured Notes Outstanding, 100% of the Income Notes).
Section 12.4 Modifications to Note Protection Tests. In the event that (1) Moody’s modifies the definitions or calculations relating to any of the Moody’s specific Eligibility Criteria or (2) any Rating Agency modifies the definitions or calculations relating to either of the Note Protection Tests (each, a “Rating Agency Test Modification”), in any case in order to correspond with published changes in the guidelines, methodology or standards established by such Rating Agency, the Issuer may, but is under no obligation solely as a result of this Section 12.4 to, incorporate corresponding changes into this Indenture by an amendment or supplement hereto without the consent of the Holders of the Notes (except as provided below) (but with written notice to the Noteholders) if (x) in the case of a modification of a Moody’s specific Eligibility Criteria, the Rating Agency Condition is satisfied with respect to Moody’s, (y) in the case of a modification of a Note Protection Test, the Rating Agency Condition is satisfied with respect to each Rating Agency then rating any Class of Notes and (z) written notice of such modification is delivered by the Collateral Manager to the Note Administrator, the Trustee and the Holders of the Notes (which notice may be included in the next regularly scheduled report to Noteholders). Any such Rating Agency Test Modification shall be effected without execution

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of a supplemental indenture; provided, however, that such amendment shall be (i) evidenced by a written instrument executed

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and delivered by the Issuer and the Collateral Manager and delivered to the Trustee, and
(ii) accompanied by delivery by the Issuer to the Trustee of an Officer’s Certificate of the Issuer (or the Collateral Manager on behalf of the Issuer) certifying that such amendment has been made pursuant to and in compliance with this Section 12.4.
Section 12.5    Future Funding Agreement.
(a)The Note Administrator and the Trustee, on behalf of the Noteholders, are hereby directed by the Issuer to (i) enter into the Future Funding Agreement and the Securities Account Control Agreement (Future Funding Reserve Account), pursuant to which INCREF Investments will agree to pledge certain collateral described therein in order to secure certain future funding obligations of the Seller as holder of the related Future Funding Participations under the Participation Agreements and (ii) administer the rights of the Note Administrator and the secured party, as applicable, under the Future Funding Agreement and the Securities Account Control Agreement (Future Funding Reserve Account). In the event an Access Termination Notice (as defined in the Future Funding Agreement) has been sent by the Note Administrator to the related account bank and for so long as such Access Termination Notice is not withdrawn by the Note Administrator, the Note Administrator shall direct the use of funds on deposit in the Future Funding Reserve Account in accordance with written instructions delivered pursuant to the terms of the Future Funding Agreement. Neither the Trustee nor the Note Administrator shall have any obligation to ensure that INCREF Investments is depositing or causing to be deposited all amounts into the Future Funding Reserve Account that are required to be deposited therein pursuant to the Future Funding Agreement.
(b)The 17g-5 Information Provider shall promptly post to the 17g-5 Website pursuant to Section 14.13(d) of this Indenture, any certification with respect to the holder of the related Future Funding Participations that is delivered to it in accordance with the Future Funding Agreement.
Section 12.6    Acquisition of the Delayed Collateral Interest.
(a)Amounts deposited in the Unused Proceeds Account pursuant to Section 3.2(f) shall be available for the acquisition, on or prior to the Purchase Termination Date, of Delayed Collateral Interests (which shall be, and hereby are upon acquisition by the Issuer, Granted to the Trustee pursuant to the Granting Clause of this Indenture), subject to the satisfaction of the Delayed Acquisition Conditions, as evidenced by the delivery to the Note Administrator of an officer’s certificate of the Collateral Manager confirming the same (upon which the Note Administrator may conclusively rely).
Amounts on deposit in the Unused Proceeds Account shall be available for the table-funding and subsequent acquisition of the Delayed Collateral Interest as long as the Custodian is in possession of either (i) the related Collateral Interest File no later than one (1) Business Day prior to the date of acquisition or (ii) a bailee letter received from origination counsel that is issued with respect to the related Collateral Interest File; provided that the bailee under the bailee letter shall not be an agent of the Custodian and the Loan Documents held under bailee letter shall be delivered to the Custodian no later than three Business Days following the

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acquisition. The Custodian shall review such Collateral Interest File in accordance with Section 3.3(f).

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(b)At the direction of the Collateral Manager, the Issuer shall acquire the Delayed Collateral Interest, subject to each of the conditions set forth in this Section 12.6, by instructing the Note Administrator by Issuer Order to release amounts in the Unused Proceeds Account directly to the account of the Seller and delivering the related Collateral Interest File to the Custodian pursuant to Section 3.3(e) (or a bailee letter as described in Section 12.6(b)). The Note Administrator shall remit such amounts to the Seller no later than one (1) Business Day following receipt of such Issuer Order.
(c)The acquisition by the Issuer of a Delayed Collateral Interest, and the remittance by the Note Administrator of amounts from the Unused Proceeds Account, as applicable, as consideration for such acquisition shall be conditioned upon the delivery (which may be by email) by the Issuer to the Custodian of a subsequent transfer instrument (which may be a copy) substantially in the form of Exhibit C to the Collateral Interest Purchase Agreement (a “Subsequent Transfer Instrument”), which Subsequent Transfer Instrument shall make the representations and warranties made in Section 4 of the Collateral Interest Purchase Agreement, subject only to such exceptions, if any, as were identified by the Seller in the Offering Memorandum (subject to such variations as are reasonably acceptable to the Collateral Manager).
(d)The representations and warranties of the Issuer set forth in Section 3.2(b)(i) through (iv) and (vii) above shall be true and accurate with respect to the acquisition of a Delayed Collateral Interest.
ARTICLE 13 NOTEHOLDERS’ RELATIONS
Section 13.1    Subordination.
(a)Anything in this Indenture or the Notes to the contrary notwithstanding, the Issuer and the Holders agree, for the benefit of the Holders of the Class A Notes, that the rights of the Holders of the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes and the Income Notes shall be subordinate and junior to the Class A Notes to the extent and in the manner set forth in Article 11 of this Indenture; provided that on each Redemption Date and each Payment Date as a result of the occurrence and continuation of the acceleration of the Notes following the occurrence of an Event of Default, all accrued and unpaid interest on and outstanding principal on the Class A Notes shall be paid pursuant to Section 11.1(a)(iii) in full in Cash or, to the extent 100% of Holders of the Class A Notes consent, other than in Cash, before any further payment or distribution is made on account of any other Class of Notes, to the extent and in the manner provided in Section 11.1(a)(iii).
Anything in this Indenture or the Notes to the contrary notwithstanding, the Issuer and the Holders agree, for the benefit of the Holders of the Class A-S Notes, that the rights of the Holders of the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes and the Income Notes shall be subordinate and junior to the Class A-

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S Notes to the extent and in the manner set forth in Article 11 of this Indenture; provided that on each Redemption Date and each Payment Date as a result of the occurrence and continuation

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of the acceleration of the Notes following the occurrence of an Event of Default, all accrued and unpaid interest on and outstanding principal on the Class A-S Notes shall be paid pursuant to Section 11.1(a)(iii) in full in Cash or, to the extent 100% of Holders of the Class A-S Notes consent, other than in Cash, before any further payment or distribution is made on account of any of the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes and the Income Notes to the extent and in the manner provided in Section 11.1(a)(iii).
(b)Anything in this Indenture or the Notes to the contrary notwithstanding, the Issuer and the Holders agree, for the benefit of the Holders of the Class B Notes, that the rights of the Holders of the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes and the Income Notes shall be subordinate and junior to the Class B Notes to the extent and in the manner set forth in Article 11 of this Indenture; provided that on each Redemption Date and each Payment Date as a result of the occurrence and continuation of the acceleration of the Notes following the occurrence of an Event of Default, all accrued and unpaid interest on and outstanding principal on the Class B Notes shall be paid pursuant to Section 11.1(a)(iii) in full in Cash or, to the extent 100% of Holders of the Class B Notes consent, other than in Cash, before any further payment or distribution is made on account of any of the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes and the Income Notes to the extent and in the manner provided in Section 11.1(a)(iii).
(c)Anything in this Indenture or the Notes to the contrary notwithstanding, the Issuer and the Holders agree, for the benefit of the Holders of the Class C Notes, that the rights of the Holders of the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes and the Income Notes shall be subordinate and junior to the Class C Notes to the extent and in the manner set forth in Article 11 of this Indenture; provided that on each Redemption Date and each Payment Date as a result of the occurrence and continuation of the acceleration of the Notes following the occurrence of an Event of Default, all accrued and unpaid interest on and outstanding principal on the Class C Notes shall be paid pursuant to Section 11.1(a)(iii) in full in Cash or, to the extent 100% of Holders of the Class C Notes consent, other than in Cash, before any further payment or distribution is made on account of any of the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes and the Income Notes to the extent and in the manner provided in Section 11.1(a)(iii).
Anything in this Indenture or the Notes to the contrary notwithstanding, the Issuer and the Holders agree, for the benefit of the Holders of the Class D Notes, that the rights of the Holders of the Class E Notes, the Class F Notes, the Class G Notes and the Income Notes shall be subordinate and junior to the Class D Notes to the extent and in the manner set forth in Article 11 of this Indenture; provided that on each Redemption Date and each Payment Date as a result of the occurrence and continuation of the acceleration of the Notes following the occurrence of an Event of Default, all accrued and unpaid interest on and outstanding principal on the Class D Notes shall be paid pursuant to Section 11.1(a)(iii) in full in Cash or, to the extent 100% of Holders of the Class D Notes consent, other than in Cash, before any further payment or distribution is made on account of any of the Class E Notes, the Class F Notes, the Class G Notes and the Income Notes to the extent and in the manner provided in Section 11.1(a)(iii).

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(d)Anything in this Indenture or the Notes to the contrary notwithstanding, the Issuer and the Holders agree, for the benefit of the Holders of the Class E Notes, that the rights of the Holders of the Class F Notes, the Class G Notes and the Income Notes shall be subordinate and junior to the Class E Notes to the extent and in the manner set forth in Article 11 of this Indenture; provided that on each Redemption Date and each Payment Date as a result of the occurrence and continuation of the acceleration of the Notes following the occurrence of an Event of Default, all accrued and unpaid interest on and outstanding principal on the Class E Notes shall be paid pursuant to Section 11.1(a)(iii) in full in Cash or, to the extent 100% of Holders of the Class E Notes consent, other than in Cash, before any further payment or distribution is made on account of any of the Class F Notes, the Class G Notes and the Income Notes to the extent and in the manner provided in Section 11.1(a)(iii).
(e)Anything in this Indenture or the Notes to the contrary notwithstanding, the Issuer and the Holders agree, for the benefit of the Holders of the Class F Notes, that the rights of Holders of the Class G Notes and the Income Notes shall be subordinate and junior to the Class F Notes to the extent and in the manner set forth in Article 11 of this Indenture; provided that on each Redemption Date and each Payment Date as a result of the occurrence and continuation of the acceleration of the Notes following the occurrence of an Event of Default, all accrued and unpaid interest on and outstanding principal on the Class F Notes shall be paid pursuant to Section 11.1(a)(iii) in full in Cash or, to the extent 100% of Holders of the Class F Notes consent, other than in Cash, before any further payment or distribution is made on account of any of the Class G Notes or the Income Notes to the extent and in the manner provided in Section 11.1(a)(iii).
(f)Anything in this Indenture or the Notes to the contrary notwithstanding, the Issuer and the Holders agree, for the benefit of the Holders of the Class G Notes, that the rights of the Holders of the Income Notes shall be subordinate and junior to the Class G Notes to the extent and in the manner set forth in Article 11 of this Indenture; provided that on each Redemption Date and each Payment Date as a result of the occurrence and continuation of the acceleration of the Notes following the occurrence of an Event of Default, all accrued and unpaid interest on and outstanding principal on the Class G Notes shall be paid pursuant to Section 11.1(a)(iii) in full in Cash or, to the extent 100% of Holders of the Class G Notes consent, other than in Cash, before any further payment or distribution is made on account of any of the Income Notes to the extent and in the manner provided in Section 11.1(a)(iii).
(g)In the event that notwithstanding the provisions of this Indenture, any Holders of any Class of Notes shall have received any payment or distribution in respect of such Class contrary to the provisions of this Indenture, then, unless and until all accrued and unpaid interest on and outstanding principal of all more senior Classes of Notes have been paid in full in accordance with this Indenture, such payment or distribution shall be received and held in trust for the benefit of, and shall forthwith be paid over and delivered to, the Note Administrator, which shall pay and deliver the same to the Holders of the more senior Classes of Notes in accordance with this Indenture.
Each Holder of any Class of Notes agrees with the Note Administrator on behalf of the Secured Parties that such Holder shall not demand, accept, or receive any payment or

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distribution in respect of such Notes in violation of the provisions of this Indenture including Section 11.1(a) and this Section 13.1; provided, however, that after all accrued and unpaid

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interest on, and principal of, each Class of Notes senior to such Class have been paid in full, the Holders of such Class of Notes shall be fully subrogated to the rights of the Holders of each Class of Notes senior thereto. Nothing in this Section 13.1 shall affect the obligation of the Issuer to pay Holders of such Class of Notes any amounts due and payable hereunder.
(h)The Holders of each Class of Notes agree, for the benefit of all Holders of the Notes, not to institute against, or join any other person in instituting against, the Issuer or any Issuer Subsidiary, any petition for bankruptcy, reorganization, arrangement, moratorium, liquidation or similar proceedings under the laws of any jurisdiction before one year and one day or, if longer, the applicable preference period then in effect, have elapsed since the final payments to the Holders of the Notes.
Section 13.2 Standard of Conduct. In exercising any of its or their voting rights, rights to direct and consent or any other rights as a Noteholder under this Indenture, a Noteholder or Noteholders shall not have any obligation or duty to any Person or to consider or take into account the interests of any Person and shall not be liable to any Person for any action taken by it or them or at its or their direction or any failure by it or them to act or to direct that an action be taken, without regard to whether such action or inaction benefits or adversely affects any Noteholder, the Issuer, or any other Person, except for any liability to which such Noteholder may be subject to the extent the same results from such Noteholder’s taking or directing an action, or failing to take or direct an action, in bad faith or in violation of the express terms of this Indenture.
ARTICLE 14 MISCELLANEOUS
Section 14.1 Form of Documents Delivered to the Trustee and Note Administrator.
In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.
Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Authorized Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer of the Issuer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, the Issuer, the Collateral Manager or any other Person, stating that the information with respect to such factual matters is in the possession of the Issuer, the Collateral Manager or such other Person, unless such Authorized Officer of the Issuer or such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel also may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer of the Issuer, or the Servicer or the Special Servicer on behalf of the Issuer, certifying as to the factual matters that

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form a basis for such Opinion of Counsel and stating that the information with respect to such matters is in the possession of the Issuer or the Collateral Manager on behalf of the Issuer, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.
Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.
Whenever in this Indenture it is provided that the absence of the occurrence and continuation of a Default or Event of Default is a condition precedent to the taking of any action by the Trustee or the Note Administrator at the request or direction of the Issuer, then notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer’s rights to make such request or direction, the Trustee or the Note Administrator shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such Default or Event of Default as provided in Section 6.1(g).
Section 14.2    Acts of Noteholders.
(a)Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and the Note Administrator, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action or actions embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee, the Note Administrator and the Issuer, if made in the manner provided in this Section 14.2.
(b)The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee or the Note Administrator deems sufficient.
(c)The principal amount and registered numbers of Notes held by any Person, and the date of his holding the same, shall be proved by the Notes Register. Notwithstanding the foregoing, the Trustee and Note Administrator may conclusively rely on an Investor Certification to determine ownership of any Notes.
Any request, demand, authorization, direction, notice, consent, waiver or other action by the Noteholder shall bind such Noteholder (and any transferee thereof) of such Note and of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee, the Note

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Administrator or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

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Section 14.3 Notices, etc., to the Trustee, the Note Administrator, the Issuer, the Advancing Agent, the Servicer, the Special Servicer, the Placement Agents, the Collateral Manager and the Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:
(a)the Trustee shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to and mailed, by certified mail, return receipt requested, hand delivered, sent by overnight courier service guaranteeing next day delivery or by facsimile in legible form, to the Trustee addressed to it at the Corporate Trust Office, e-mail: cmbstrustee@wilmingtontrust.com, or at any other address previously furnished in writing to the parties hereto and the Servicing Agreement, and to the Noteholders;
(b)the Note Administrator shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form, to the Note Administrator addressed to it at the Corporate Trust Office, e-mail: trustadministrationgroup@computershare.com    with    a    copy    to CCTCREBondAdmin@computershare.com , and for purposes of any notices to be posted under the “EU/UK Risk Retention” tab or the “EU Article 7 Reporting” tab, to CCTEURRCompliance@computershare.com with a subject line including “INCREF 2026-FL2 – POST” (or in accordance with such other delivery instructions as may be provided by the Note Administrator to the Issuer, the Servicer, the Special Servicer and the Collateral Manager) or at CCTEURRCompliance@computershare.com, or at any other address previously furnished in writing to the parties hereto and the Servicing Agreement, and to the Noteholders;
(c)the Issuer shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form, to the Issuer addressed to it in c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, Attention: Donald J. Puglisi, Facsimile number: (302) 738-7210 with a copy to the Collateral Manager, or at any other address previously furnished in writing to the Trustee and the Note Administrator by the Issuer, with a copy to the Special Servicer at its address set forth below;
(d)the Advancing Agent shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form, to the Advancing Agent addressed to it at Invesco Commercial Real Estate Finance Investments, LP, 2300 N. Field Street, Suite 1200, Dallas, Texas 75201 Attention: Susan G. Mitchell, e-mail: Susan.Mitchell2@invesco.com, or at any other address previously furnished in writing to the Trustee, the Note Administrator, and the Issuer, with a copy to the Special Servicer at its address set forth below;
the Servicer shall be sufficient for every purpose hereunder if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by

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facsimile in legible form, to the Servicer addressed to it at KeyBank National Association, 11501 Outlook

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Street, Suite 300, Overland Park, Kansas 66211, Attention: Todd Reynolds, e-mail: todd_reynolds@keybank.com, with a copy to Polsinelli, 900 West 48th Place, Suite 900, Kansas City, Missouri 64112, email: keybanknotices@polsinelli.com, or at any other address previously furnished in writing to the Issuer, the Note Administrator and the Trustee;
(e)the Special Servicer shall be sufficient for every purpose hereunder if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form, to the Special Servicer addressed to it at Bellwether Asset Services, LLC, 200 N Pacific Coast Hwy, Ste 1400, El Segundo, CA 90245, Attention: Dennis Grzeskowiak, e-mail: dgrzeskowiak@bellwetherco.com, with a copy to Bellwether Asset Services, LLC, 200 N Pacific Coast Hwy, Ste 1400, El Segundo, CA 90245, Attention: Ariel Cole, email: acole@bellwetherco.com, or at any other address previously furnished in writing to the Issuer, the Note Administrator and the Trustee;
(f)the Rating Agencies shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form, to the Rating Agencies addressed to them at (i) Fitch Ratings, Inc., 300 West 57th Street, New York, New York 10019, Attention:    Commercial Mortgage Surveillance (or by electronic mail at info.cmbs@fitchratings.com) and (ii) Moody’s Investor Services, Inc., 7 World Trade Center, 250 Greenwich Street, New York, New York 10007, Attention: CRE CDO Surveillance, (or by electronic mail at moodys_cre_cdo_monitoring@moodys.com), or such other address that any Rating Agency shall designate in the future; provided that any request, demand, authorization, direction, order, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with the Rating Agencies shall be given in accordance with, and subject to, the provisions of Section 14.13 hereof;
(g)Citigroup, as a Placement Agent shall be sufficient for every purpose hereunder if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form to Citigroup Global Markets Inc., 388 Greenwich Street, 6th Floor Trading, New York, New York 10013, Attention: Raul Orozco, email: raul.d.orozco@citi.com, with copies to Citigroup Global Markets Inc., 388 Greenwich Street, 6th Floor Trading, New York, New York 10013, Attention: Richard Simpson, e-mail: richard.simpson@citi.com, and Citigroup Global Markets Inc., 388 Greenwich Street, 17th Floor Tower, New York, New York 10013, Attention: Ryan M. O’Connor, e-mail: ryan.m.oconnor@citi.com, or at any other address furnished in writing to the Issuer, the Note Administrator and the Trustee;
Morgan Stanley, as a Placement Agent shall be sufficient for every purpose hereunder if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form to Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: Jane Lam, email: jane.lam@morganstanley.com, with copies to Morgan Stanley & Co. LLC, Legal Compliance Division, 1221 Avenue of the Americas, New York, New York 10020, Attention: Mike Keenan, email:

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michael.keenan@morganstanley.com, or at any other address furnished in writing to the Issuer, the Note Administrator and the Trustee;

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(h)Capital One Securities, as a Placement Agent shall be sufficient for every purpose hereunder if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form to Capital One Securities, Inc., 299 Park Avenue, 31st Floor, New York, NY 10171, Attention: Eric Shea and Structured Products Group, email: COSSPG@capitalone.com, or at any other address furnished in writing to the Issuer, the Note Administrator and the Trustee;
(i)Wells Fargo Securities, as a Placement Agent shall be sufficient for every purpose hereunder if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form to Wells Fargo Securities, LLC, 30 Hudson Yards, New York, New York 10001, Attention: John Rhee, email: CMBSNOTICES@wellsfargo.com, with copies to Bryan Riddle, Wells Fargo Legal Department,
401 South Tryon St. 26th Floor, Charlotte, North Carolina 28202, email: bryan.riddle@wellsfargo.com, or at any other address furnished in writing to the Issuer, the Note Administrator and the Trustee;
(j)Barclays, as a Placement Agent shall be sufficient for every purpose hereunder if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form to Barclays Capital Inc., 745 7th Avenue, New York, New York 10019, Attention: Dan Schmidt, email: RRCMBS@barclays.com, with a copy to Barclays Capital Inc., 745 7th Avenue, New York, New York 10019, Attention: Mark Koontz, email: SPLegalNotices@barclays.com, or at any other address furnished in writing to the Issuer, the Note Administrator and the Trustee;
(k)Nomura, as a Placement Agent shall be sufficient for every purpose hereunder if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form to Nomura Securities International, Inc., Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316, Attention: Luke Power, email: luke.power@nomura.com, or at any other address furnished in writing to the Issuer, the Note Administrator and the Trustee;
(l)BMO Capital Markets, as a Placement Agent shall be sufficient for every purpose hereunder if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form to BMO Capital Markets Corp., 151 West 42nd Street, New York, New York 10036, Attention: Michael Birajiclian and David Schell, email: Michael.Birajiclian@bmo.com and David.Schell@bmo.com, or at any other address furnished in writing to the Issuer, the Note Administrator and the Trustee; and
the Collateral Manager shall be sufficient for every purpose hereunder if in writing and mailed, first class postage prepaid, hand delivered, sent by overnight courier service or by facsimile in legible form, to the Collateral Manager addressed to it at 2300 N. Field Street, Suite 1200, Dallas, Texas 75201 Attention: Susan G. Mitchell, e-mail: Susan.Mitchell2@invesco.com, or at any other address furnished in writing to the Issuer, the Note Administrator and the Trustee.

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Section 14.4 Notices to Noteholders; Waiver. Except as otherwise expressly provided herein, where this Indenture or the Servicing Agreement provides for notice to Holders of Notes of any event,
(a)such notice shall be sufficiently given to Holders of Notes if in writing and mailed, first class postage prepaid, to each Holder of a Note affected by such event, at the address of such Holder as it appears in the Notes Register, not earlier than the earliest date and not later than the latest date, prescribed for the giving of such notice; and
(b)such notice shall be in the English language.
The Note Administrator shall deliver to the Holders of the Notes any information or notice in its possession, requested to be so delivered by at least 25% of the Holders of any Class of Notes.
Neither the failure to mail any notice, nor any defect in any notice so mailed, to any particular Holder of a Note shall affect the sufficiency of such notice with respect to other Holders of Notes. In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to give such notice by mail, then such notification to Holders of Notes shall be made with the approval of the Note Administrator and shall constitute sufficient notification to such Holders of Notes for every purpose hereunder.
Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee and with the Note Administrator, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
In the event that, by reason of the suspension of the regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee and the Note Administrator shall be deemed to be a sufficient giving of such notice.
Section 14.5 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.
Section 14.6 Successors and Assigns. All covenants and agreements in this Indenture by the Issuer shall bind its respective successors and assigns, whether so expressed or not.
Section 14.7 Severability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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Section 14.8 Benefits of Indenture. Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than (i) the parties hereto and their successors hereunder and (ii) the Servicer, the Special Servicer, the Collateral Manager and the Noteholders (each of

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whom shall be an express third party beneficiary hereunder), any benefit or any legal or equitable right, remedy or claim under this Indenture.
Section 14.9 Governing Law; Waiver of Jury Trial. THIS INDENTURE AND EACH NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.
THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS INDENTURE OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 14.10 Submission to Jurisdiction. The Issuer hereby irrevocably submits to the nonexclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan in The City of New York in any action or proceeding arising out of or relating to the Notes or this Indenture, and the Issuer hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or federal court. The Issuer hereby irrevocably waives, to the fullest extent that they may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Issuer irrevocably consents to the service of any and all process in any action or proceeding by the mailing or delivery of copies of such process to it at the office of the Issuer’s agent set forth in Section 7.2. The Issuer agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
Section 14.11 Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. This Agreement shall be valid, binding and enforceable against a party (and any respective successors and permitted assigns thereof) when executed and delivered by an authorized individual on behalf of such party by means of (i) an original manual signature, (ii) a faxed, scanned or photocopied manual signature or (iii) any other electronic signature permitted by the U.S. Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signature law, including any relevant provisions of the UCC (collectively, “Signature Law”), in each case, to the extent applicable; provided that original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings. Each faxed, scanned or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity and legal effect as an original manual signature, and shall be equally admissible for evidentiary purposes. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. Delivery of an executed counterpart of a signature page of this Indenture

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in Portable Document Format (PDF) or by electronic transmission shall be as effective as delivery of a manually executed original counterpart of this Indenture.

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Section 14.12 [Reserved]. Section 14.13 17g-5 Information.
(a)The Issuer shall comply with its obligations under Rule 17g-5 promulgated under the Exchange Act (“Rule 17g-5”), by their or their agent’s posting on the 17g-5 Website, no later than the time such information is provided to the Rating Agencies, all information that the Issuer or other parties on its behalf, including the Trustee, the Note Administrator, the Servicer and the Special Servicer, provide to the Rating Agencies for the purposes of determining the initial credit rating of the Notes or undertaking credit rating surveillance of the Notes (the “17g-5 Information”); provided that no party other than the Issuer, the Trustee, the Note Administrator, the Servicer or the Special Servicer may provide information to the Rating Agencies on the Issuer’s behalf without the prior written consent of the Special Servicer. At all times while any Notes are rated by any Rating Agency or any other NRSRO, the Issuer shall engage a third party to post 17g-5 Information to the 17g-5 Website. The Issuer hereby engages the Note Administrator (in such capacity, the “17g-5 Information Provider”), to post 17g-5 Information it receives from the Issuer, the Trustee, the Note Administrator, the Servicer or the Special Servicer to the 17g-5 Website in accordance with this Section 14.13, and the Note Administrator hereby accepts such engagement.
(b)Any information required to be delivered to the 17g-5 Information Provider by any party under this Indenture or the Servicing Agreement shall be delivered to it via electronic mail at 17g5informationprovider@computershare.com, specifically with a subject reference of “17g-5 –INCREF 2026-FL2 LLC” and an identification of the type of information being provided in the body of such electronic mail, or via any alternative electronic mail address following notice to the parties hereto or any other delivery method established or approved by the 17g-5 Information Provider.
Upon delivery by the Issuer to the 17g-5 Information Provider (in an electronic format mutually agreed upon by the Issuer and the 17g-5 Information Provider) of information designated by the Issuer as having been previously made available to NRSROs by the Issuer (the “Pre-Closing 17g-5 Information”), the 17g-5 Information Provider shall make such Pre-Closing 17g-5 information available only to the Issuer and to NRSROs via the 17g-5 Website pursuant this Section 14.13(b). The Issuer shall not be entitled to direct the 17g-5 Information Provider to provide access to the Pre-Closing 17g-5 Information or any other information on the 17g-5 Website to any designee or other third party.
The 17g-5 Information Provider shall make available, solely to NRSROs, the following items to the extent such items are delivered to it via email at 17g5informationprovider@computershare.com, specifically with a subject reference of “17g-5 – INCREF 2026-FL2 LLC” and an identification of the type of information being provided in the body of the email, or via any alternate email address following notice to the parties hereto or any other delivery method established or approved by the 17g-5 Information Provider if or as may be necessary or beneficial; provided that such information is not locked or corrupted and is otherwise received in a readable and uploadable format:

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(i)any statements as to compliance and related Officer’s Certificates delivered under Section 7.9;
(ii)any information requested by the Issuer or the Rating Agencies (it being understood the 17g-5 Information Provider shall not disclose on the Note Administrator’s Website which Rating Agencies requested such information as provided in Section 14.13);
(iii)any notice to the Rating Agencies relating to the Special Servicer’s determination to take action without satisfaction of the Rating Agency Condition;
(iv)any requests for satisfaction of the Rating Agency Condition that are delivered to the 17g-5 Information Provider pursuant to Section 14.14;
(v)any summary of oral communications with the Rating Agencies that are delivered to the 17g-5 Information Provider pursuant to Section 14.13(c); provided that the summary of such oral communications shall not disclose which Rating Agencies the communication was with;
(vi)any amendment or proposed supplemental indenture to this Indenture required to be provided to the Rating Agencies pursuant to Section 8.3 and any amendment to any other Transaction Document;
(vii)the “Rating Agency Q&A Forum and Servicer Document Request Tool” pursuant to Section 10.13(d);
(viii)notice of any Event of Default;
(ix)notice of any change in or the termination of the Collateral Manager;
and
(x)notice of final payment to the Noteholders
The foregoing information shall be made available by the 17g-5 Information Provider on the 17g-5 Website or such other website as the Issuer may notify the parties hereto in writing.
Information shall be posted on the same Business Day of receipt; provided that such information is received by 12:00 p.m. (Eastern Time) or, if received after 12:00 p.m., on the next Business Day. The 17g-5 Information Provider shall have no obligation or duty to verify, confirm or otherwise determine whether the information being delivered is accurate, complete, conforms to the transaction, or otherwise is or is not anything other than what it purports to be. In the event that any information is delivered or posted in error, the 17g-5 Information Provider may remove it from the website. The 17g-5 Information Provider (and the Trustee) has not obtained and shall not be deemed to have obtained actual knowledge of any information posted to the 17g-5 Website to the extent such information was not produced by it. Access will be provided by the 17g-5 Information Provider to NRSROs upon receipt of an NRSRO Certification in the form of Exhibit G hereto (which certification may be submitted electronically via the 17g-5 Website).

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(c)Upon request of the Issuer or a Rating Agency, the 17g-5 Information Provider shall post on the 17g-5 Website any additional information requested by the Issuer or such Rating Agency to the extent such information is delivered to the 17g-5 Information Provider electronically in accordance with this Section 14.13. In no event shall the 17g-5 Information Provider disclose on the 17g-5 Website the Rating Agency or NRSRO that requested such additional information.
(d)The 17g-5 Information Provider shall provide a mechanism to notify each Person that has signed-up for access to the 17g-5 Website in respect of the transaction governed by this Indenture each time an additional document is posted to the 17g-5 Website.
(e)Any other information required to be delivered to the Rating Agencies pursuant to this Indenture shall be furnished to the Rating Agencies only after the earlier of
(x) receipt of confirmation (which may be by email) from the 17g-5 Information Provider that such information has been posted to the 17g-5 Website and (y) two (2) Business Days after such information has been delivered to the 17g-5 Information Provider in accordance with this Section 14.13.
(f)Notwithstanding anything to the contrary in this Indenture, a breach of this Section 14.13 shall not constitute a Default or Event of Default.
(g)If any of the parties to this Indenture receives a Form ABS Due Diligence-15E from any party in connection with any third-party due diligence services such party may have provided with respect to the Collateral Interests (“Due Diligence Service Provider”), such receiving party shall promptly forward such Form ABS Due Diligence-15E to the 17g-5 Information Provider for posting on the 17g-5 Website. The 17g-5 Information Provider shall post on the 17g-5 Website any Form ABS Due Diligence-15E it receives directly from a Due Diligence Service Provider or from another party to this Indenture, promptly upon receipt thereof.
Section 14.14 Rating Agency Condition. Any request for satisfaction of the Rating Agency Condition made by a Requesting Party pursuant to this Indenture, shall be made in writing, which writing shall contain a cover page indicating the nature of the request for satisfaction of the Rating Agency Condition, and shall contain all back-up material necessary for the Rating Agencies to process such request. Such written request for satisfaction of the Rating Agency Condition shall be provided in electronic format to the 17g-5 Information Provider in accordance with Section 14.13 hereof and after receiving actual knowledge of such posting (which may be in the form of an automatic email notification of posting delivered by the 17g-5 Website to such party), the Requesting Party shall send the request for satisfaction of such Condition to the Rating Agencies in accordance with the instructions for notices set forth in Section 14.13 hereof.
Section 14.15 Patriot Act Compliance. In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering (“Applicable Law”), the Trustee and Note Administrator may be required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Trustee or Note Administrator, as the case

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may be. Accordingly, each of the parties agrees to provide to the Trustee and the Note Administrator, upon its request from time to time, such identifying information and

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documentation as may be available for such party in order to enable the Trustee and the Note Administrator, as applicable, to comply with Applicable Law.

ARTICLE 15

ASSIGNMENT OF COLLATERAL INTEREST PURCHASE AGREEMENTS AND COLLATERAL MANAGEMENT AGREEMENT
Section 15.1    Assignment of the Collateral Interest Purchase Agreements and the Collateral Management Agreement.
(a)The Issuer, in furtherance of the covenants of this Indenture and as security for the Notes and amounts payable to the Secured Parties hereunder and the performance and observance of the provisions hereof, hereby collaterally assigns, transfers, conveys and sets over to the Trustee, for the benefit of the Noteholders (and to be exercised on behalf of the Issuer by persons responsible therefor pursuant to this Indenture and the Servicing Agreement), all of the Issuer’s estate, right, title and interest in, to and under the Collateral Interest Purchase Agreements (now or hereafter entered into) and the Collateral Management Agreement (each, an “Article 15 Agreement”), including, without limitation, (i) the right to give all notices, consents and releases thereunder, (ii) the right to give all notices of termination and to take any legal action upon the breach of an obligation of the Seller or the Collateral Manager thereunder, including the commencement, conduct and consummation of proceedings at law or in equity, (iii) the right to receive all notices, accountings, consents, releases and statements thereunder and (iv) the right to do any and all other things whatsoever that the Issuer is or may be entitled to do thereunder; provided, however, that the Issuer reserves for itself a license to exercise all of the Issuer’s rights pursuant to the Article 15 Agreements without notice to or the consent of the Trustee or any other party hereto (except as otherwise expressly required by this Indenture, including, without limitation, as set forth in Section 15.1(f)) which license shall be and is hereby deemed to be automatically revoked upon the occurrence of an Event of Default hereunder until such time, if any, that such Event of Default is cured or waived.
(b)The assignment made hereby is executed as collateral security, and the execution and delivery hereby shall not in any way impair or diminish the obligations of the Issuer under the provisions of each of the Article 15 Agreements, nor shall any of the obligations contained in each of the Article 15 Agreements be imposed on the Trustee.

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Upon the retirement of the Notes and the release of the Collateral from the lien of this Indenture, this assignment and all rights herein assigned to the Trustee for the benefit of the Noteholders shall cease and terminate and all the estate, right, title and interest of the Trustee

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in, to and under each of the Article 15 Agreements shall revert to the Issuer and no further instrument or act shall be necessary to evidence such termination and reversion.
(c)The Issuer represents that it has not executed any assignment of any of the Article 15 Agreements other than this collateral assignment.
(d)The Issuer agrees that this assignment is irrevocable, and that it shall not take any action which is inconsistent with this assignment or make any other assignment inconsistent herewith. The Issuer shall, from time to time upon the request of the Trustee, execute all instruments of further assurance and all such supplemental instruments with respect to this assignment as the Trustee may specify.
(e)The Issuer hereby agrees, and hereby undertakes to obtain the agreement and consent of the Seller and the Collateral Manager, as applicable, in the Collateral Interest Purchase Agreements and the Collateral Management Agreement, as applicable, to the following:
(i)the Seller and the Collateral Manager each consent to the provisions of this collateral assignment and agrees to perform any provisions of this Indenture made expressly applicable to the Seller or the Collateral Manager, as applicable, pursuant to the applicable Article 15 Agreement;
(ii)the Seller and the Collateral Manager, as applicable, acknowledges that the Issuer is collaterally assigning all of its right, title and interest in, to and under the applicable Collateral Interest Purchase Agreement and the Collateral Management Agreement, as applicable, to the Trustee for the benefit of the Noteholders, and the Seller and the Collateral Manager, as applicable, agrees that all of the representations, covenants and agreements made by the Seller and the Collateral Manager, as applicable, in the applicable Article 15 Agreement are also for the benefit of, and enforceable by, the Trustee and the Noteholders;
(iii)the Seller and the Collateral Manager, as applicable, shall deliver to the Trustee duplicate original copies of all notices, statements, communications and instruments delivered or required to be delivered to the Issuer pursuant to the applicable Article 15 Agreement;
(iv)none of the Issuer, the Seller or the Collateral Manager shall enter into any agreement amending, modifying or terminating the applicable Article 15 Agreement, (other than in respect of an amendment or modification to cure any inconsistency, ambiguity or manifest error) or selecting or consenting to a successor Collateral Manager, as applicable, without notifying the Rating Agencies and without the prior written consent and written confirmation of the Rating Agencies that such amendment, modification or termination will not cause its then-current ratings of the Notes to be downgraded or withdrawn;
except as otherwise set forth herein and therein (including, without limitation, pursuant to Section 12 of the Collateral Management Agreement), the Collateral Manager shall continue to serve as Collateral Manager under the Collateral Management Agreement,

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notwithstanding that the Collateral Manager shall not have received amounts due it under the Collateral Management Agreement because sufficient funds were not then available hereunder to pay such amounts pursuant to the Priority of Payments. The Collateral Manager agrees not to cause the filing of a petition in bankruptcy against the Issuer for the nonpayment of

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the fees or other amounts payable to the Collateral Manager under the Collateral Management Agreement until the payment in full of all Notes issued under this Indenture and the expiration of a period equal to the applicable preference period under the Bankruptcy Code plus ten days following such payment; and
(v)the Collateral Manager irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan in The City of New York in any action or proceeding arising out of or relating to the Notes or this Indenture, and the Collateral Manager irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or federal court. The Collateral Manager irrevocably waives, to the fullest extent it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Collateral Manager irrevocably consents to the service of any and all process in any action or Proceeding by the mailing by certified mail, return receipt requested, or delivery requiring signature and proof of delivery of copies of such initial process to it at 2300 N. Field Street, Suite 1200, Dallas, Texas 75201 Attention: Susan G. Mitchell, e-mail: Susan.Mitchell2@invesco.com. The Collateral Manager agrees that a final and non-appealable judgment by a court of competent jurisdiction in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
ARTICLE 16

CURE RIGHTS; PURCHASE RIGHTS; COLLATERAL INTERESTS ACQUIRED AFTER THE CLOSING DATE
Section 16.1    [Reserved]
Section 16.2 Collateral Interest Purchase Agreements. Following the Closing Date, other than in respect of any acquisition from the Seller or an Affiliate thereof, and unless a Collateral Interest Purchase Agreement is necessary to comply with the provisions of this Indenture, the Issuer may acquire Subsequent Collateral Interests and Delayed Collateral Interests in accordance with customary settlement procedures in the relevant markets. In any event, the Issuer (or the Collateral Manager on behalf of the Issuer) shall obtain from any seller of a Collateral Interest, all Loan Documents with respect to each Collateral Interest that govern, directly or indirectly, the rights and obligations of the owner of the Collateral Interest with respect to the Collateral Interest and any certificate evidencing the Collateral Interest.
Section 16.3 Representations and Warranties Related to Collateral Interests Acquired after the Closing Date.
(a)Upon the acquisition of any Collateral Interest by the Issuer after the Closing Date, the related seller shall be required to make representations and warranties substantially in the form attached as an exhibit to the Collateral Interest Purchase Agreement with such exceptions as may be relevant and reasonably acceptable to the Collateral Manager.

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The representations and warranties in Section 16.3(a) with respect to the acquisition of any Collateral Interest acquired after the Closing Date may be subject to any

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modification, limitation or qualification that the Collateral Manager determines to be reasonably acceptable in accordance with the Collateral Management Standard; provided that the Collateral Manager will provide the Rating Agencies with a report attached to each Monthly Report identifying each such affected representation or warranty and the modification, exception, limitation or qualification received with respect to the acquisition of any Collateral Interest acquired after the Closing Date during the period covered by the Monthly Report, which report may contain explanations by the Collateral Manager as to its determinations.
(b)The Issuer (or the Collateral Manager on behalf of the Issuer) shall obtain a covenant from the Person making any representation or warranty to the Issuer pursuant to Section 16.3(a) that such Person shall repurchase or, with the consent of the Collateral Manager, substitute the related Collateral Interest if any such representation or warranty is breached (but only after the expiration of any permitted cure periods and failure to cure such breach). The purchase price for any Collateral Interest repurchased shall be a price equal to the sum of the following (in each case, without duplication) as of the date of such repurchase: (i) the Principal Balance of such Collateral Interest, discounted based on the percentage amount of any discount that was applied when such Collateral Interest was purchased by the Issuer, plus (ii) accrued and unpaid interest on such Collateral Interest, plus (iii) any unreimbursed advances made under this Indenture or the Servicing Agreement on the Collateral Interest, plus (iv) accrued and unpaid interest on advances made under this Indenture or the Servicing Agreement on the Collateral Interest, plus (v) any reasonable costs and expenses (including, but not limited to, the cost of any enforcement action, incurred by the Issuer, the Servicer, the Special Servicer or the Trustee in connection with any such repurchase), plus (vi) any Liquidation Fee payable to the Special Servicer in connection with a repurchase of the Collateral Interest by the Seller. In the case of any substitution, the sum of (1) the Principal Balance of the substitute Collateral Interest plus all accrued and unpaid interest thereon plus (2) the Cash amount (if any) to be paid to the Issuer in connection with such substitution, shall be equal to or greater than the sum of the Principal Balance of the affected Collateral Interest plus all accrued and unpaid interest thereon.
Section 16.4 Operating Advisor. If the Issuer, as holder of a Participation has the right pursuant to the related Loan Documents to appoint the operating advisor, directing holder or Person serving a similar function under the Loan Documents, each of the Issuer, the Trustee and the Collateral Manager shall take such actions as are reasonably necessary to appoint the Collateral Manager to such position.
Section 16.5 Purchase Right. If the Issuer, as holder of a Participation, has the right pursuant to the related Loan Documents to purchase any other interest in the related Participated Loan (an “Other Tranche”), the Issuer shall, if directed by a Majority of the Income Noteholders, exercise such right, if the Collateral Manager determines, in accordance with the Collateral Management Standard, that the exercise of the option would be in the best interest of the Noteholders, but shall not exercise such right if the Collateral Manager determines otherwise. The Collateral Manager shall deliver to the Trustee an Officer’s Certificate certifying such determination, accompanied by an Act of a Majority of the Income Noteholders directing the Issuer to exercise such right. In connection with the purchase of any such Other Tranche(s), the Issuer shall assign to a Majority of the Income Noteholders or its designee all of its right, title and interest in such Other Tranche(s) in exchange for a purchase price (such price and any

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other associated expense of such exercise to be paid by a Majority of the Income Noteholders) of the Other

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Tranche(s) (or, if the Loan Documents permit, the Issuer may assign the purchase right to a Majority of the Income Noteholders or its designee; otherwise a Majority of the Income Noteholders or its designee shall fund the purchase by the Issuer, which shall then assign the Other Tranche(s) to a Majority of the Income Noteholders or its designee), which amount shall be delivered by such Holder or its designee from its own funds to or upon the instruction of the Collateral Manager in accordance with terms of the Loan Documents related to the acquisition of such Other Tranche(s). The Issuer shall execute and deliver at the direction of such Holder of a Majority of the Income Notes such instruments of transfer or assignment prepared by such Holder, in each case without recourse, as shall be necessary to transfer title to such Holder of the Majority of Income Notes or its designee of the Other Tranche(s) and the Trustee shall have no responsibility with regard to such Other Tranche(s). Notwithstanding anything to the contrary herein, any Other Tranche purchased hereunder by the Issuer shall not be subject to the Grant to the Trustee under the Granting Clauses.
ARTICLE 17 ADVANCING AGENT
Section 17.1    Liability of the Advancing Agent. The Advancing Agent shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Advancing Agent.
Section 17.2    Merger or Consolidation of the Advancing Agent.
(a)The Advancing Agent will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction in which it was formed, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture to perform its duties under this Indenture.
(b)Any Person into which the Advancing Agent may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Advancing Agent shall be a party, or any Person succeeding to the business of the Advancing Agent shall be the successor of the Advancing Agent, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding (it being understood and agreed by the parties hereto that the consummation of any such transaction by the Advancing Agent shall have no effect on the Backup Advancing Agent’s obligations under Section 10.7, which obligations shall continue pursuant to the terms of Section 10.7).
Section 17.3 Limitation on Liability of the Advancing Agent and Others. None of the Advancing Agent or any of its Affiliates, directors, officers, employees or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to this Indenture, or for errors in judgment; provided, however, that this provision shall not protect the Advancing Agent against liability to the Issuer or Noteholders for any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of

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negligent disregard of obligations and duties hereunder. The Advancing Agent and any director, officer, employee or agent of the Advancing Agent may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Advancing Agent and any director, officer, employee or agent of the Advancing Agent shall be indemnified by the Issuer pursuant to the priorities set forth in Section 11.1(a) and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Indenture or the Notes, other than any loss, liability or expense (i) specifically required to be borne by the Advancing Agent pursuant to the terms hereof or otherwise incidental to the performance of obligations and duties hereunder (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Indenture); or (ii) incurred by reason of any breach of a representation, warranty or covenant made herein, any misfeasance, bad faith or negligence by the Advancing Agent in the performance of or negligent disregard of, obligations or duties hereunder or any violation of any state or federal securities law.
Section 17.4    Representations and Warranties of the Advancing Agent.    The Advancing Agent represents and warrants that:
(a)the Advancing Agent (i) has been duly organized, is validly existing and is in good standing under the laws of the State of Delaware, (ii) has full power and authority to own the Advancing Agent’s Collateral and to transact the business in which it is currently engaged, and
(iii) is duly qualified and in good standing under the laws of each jurisdiction where the Advancing Agent’s ownership or lease of property or the conduct of the Advancing Agent’s business requires, or the performance of this Indenture would require, such qualification, except for failures to be so qualified that would not in the aggregate have a material adverse effect on the business, operations, Collateral or financial condition of the Advancing Agent or the ability of the Advancing Agent to perform its obligations under, or on the validity or enforceability of, the provisions of this Indenture applicable to the Advancing Agent;
(b)the Advancing Agent has full power and authority to execute, deliver and perform this Indenture; this Indenture has been duly authorized, executed and delivered by the Advancing Agent and constitutes a legal, valid and binding agreement of the Advancing Agent, enforceable against it in accordance with the terms hereof, except that the enforceability hereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);
(c)neither the execution and delivery of this Indenture nor the performance by the Advancing Agent of its duties hereunder conflicts with or will violate or result in a breach or violation of any of the terms or provisions of, or constitutes a default under: (i) the Governing Documents and bylaws of the Advancing Agent, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement or other evidence of indebtedness or other agreement, obligation, condition, covenant or instrument to which the Advancing Agent is a party or is bound,

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(iii) any law, decree, order, rule or regulation applicable to the Advancing Agent of any court or regulatory, administrative or governmental agency, body or authority or arbitrator having jurisdiction over the Advancing Agent or its properties, and which would have, in the case of any of (i), (ii) or (iii) of this Section 17.4(c), either individually or in the aggregate, a material adverse

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effect on the business, operations, Collateral or financial condition of the Advancing Agent or the ability of the Advancing Agent to perform its obligations under this Indenture;
(d)no litigation is pending or, to the best of the Advancing Agent’s knowledge, threatened, against the Advancing Agent that would materially and adversely affect the execution, delivery or enforceability of this Indenture or the ability of the Advancing Agent to perform any of its obligations under this Indenture in accordance with the terms hereof; and
(e)no consent, approval, authorization or order of or declaration or filing with any government, governmental instrumentality or court or other Person is required for the performance by the Advancing Agent of its duties hereunder, except such as have been duly made or obtained.
Section 17.5    Resignation and Removal; Appointment of Successor.
(a)No resignation or removal of the Advancing Agent and no appointment of a successor Advancing Agent pursuant to this Article 17 shall become effective until the acceptance of appointment by the successor Advancing Agent under Section 17.6.
(b)The Advancing Agent may, subject to Section 17.5(a), resign at any time by giving written notice thereof to the Issuer, the Collateral Manager, the Note Administrator, the Trustee, the Servicer, the Noteholders and the Rating Agencies.
(c)The Advancing Agent may be removed at any time by Act of Supermajority of the Income Notes upon written notice delivered to the Trustee and to the Issuer.
(d)If the Advancing Agent fails to make a required Interest Advance and it has not determined such Interest Advance to be a Nonrecoverable Interest Advance, (i) the Advancing Agent will be in default under this Indenture, (ii) the Backup Advancing Agent shall be required to make such Interest Advance, and (iii) the Note Administrator shall terminate such Advancing Agent and use commercially reasonable efforts for 90 days after such termination to appoint a successor Advancing Agent. Any appointment of a successor advancing agent by the Collateral Manager or Trustee must satisfy the Rating Agency Condition. Following the termination of the Advancing Agent, the Backup Advancing Agent or the Trustee, as applicable, will be required to make Interest Advances until a successor advancing agent is appointed.
Subject to Section 17.5(d), if the Advancing Agent shall resign or be removed, upon receiving such notice of resignation or removal, the Issuer shall promptly appoint a successor advancing agent by written instrument, in duplicate, executed by an Authorized Officer of the Issuer, one copy of which shall be delivered to the Advancing Agent so resigning and one copy to the successor Advancing Agent, together with a copy to each Noteholder, the Collateral Manager, the Trustee, the Note Administrator, the Servicer and the Special Servicer; provided that such successor Advancing Agent shall be appointed only subject to satisfaction of the Rating Agency Condition, upon the written consent of the Majority Income Noteholder. If no successor Advancing Agent shall have been appointed and an instrument of acceptance by a successor Advancing Agent shall not have been delivered to the Advancing Agent within 30

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days after the giving of such notice of resignation, the resigning Advancing Agent, the Trustee, the Note Administrator, or any Income Noteholder, on behalf of himself and all others similarly situated,

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may petition any court of competent jurisdiction for the appointment of a successor Advancing Agent.
(e)The Issuer shall give prompt notice of each resignation and each removal of the Advancing Agent and each appointment of a successor Advancing Agent by mailing written notice of such event by first class mail, postage prepaid, to the Rating Agencies, the Trustee, the Note Administrator, and to the Holders of the Notes as their names and addresses appear in the Notes Register.
Section 17.6    Acceptance of Appointment by Successor Advancing Agent.
(a)Every successor Advancing Agent appointed hereunder shall execute, acknowledge and deliver to the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Trustee, the Note Administrator, and the retiring Advancing Agent an instrument accepting such appointment hereunder and under the Servicing Agreement. Upon delivery of the required instruments, the resignation or removal of the retiring Advancing Agent shall become effective and such successor Advancing Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of the retiring Advancing Agent hereunder and under the Servicing Agreement.
(b)No appointment of a successor Advancing Agent shall become effective unless (1) the Rating Agency Condition has been satisfied with respect to the appointment of such successor Advancing Agent and (2) such successor has a long-term senior unsecured debt rating of at least “A2” by Moody’s and “A” by Fitch, and a short-term unsecured debt rating of at least “P-1” by Moody’s and “F1” by Fitch.
Section 17.7 Removal and Replacement of Successor Advancing Agent. The Note Administrator shall replace any such successor Advancing Agent (excluding the Note Administrator in its capacity as Backup Advancing Agent) upon receiving notice that such successor Advancing Agent’s long-term senior unsecured debt rating at any time becomes lower than “A2” by Moody’s or “A” by Fitch, and such successor Advancing Agent’s short-term unsecured debt rating becomes lower than “P-1” by Moody’s or “F1” by Fitch, with a successor Advancing Agent that has a long-term senior unsecured debt rating of at least “A2” by Moody’s and “A” by Fitch, and a short-term unsecured debt rating of at least “P-1” from Moody’s and “F1” by Fitch.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Indenture as of the day and year first above written.
INCREF 2026-FL2 LLC, as Issuer

By: /s/ Stephanie Holder
Name: Stephanie Holder
Title: Authorized Officer

INCREF 2026-Fl2: INDENTURE

INVESCO COMMERCIAL REAL ESTATE
FINANCE INVESTMENTS, LP, as Advancing Agent

By: Invesco Commercial Real Estate Finance Trust Investments GP, LLC, its general partner

                        By: /s/ Stephanie Holder
Name: Stephanie Holder
Title: Authorized Officer

INCREF 2026-FL2: INDENTURE

INCREF 2026-FL2: INDENTURE

WILMINGTON TRUST, NATIONAL
ASSOCIATION, not in its individual capacity but solely as Trustee

By: /s/ Patrick A. Kanar
Name: Patrick A. Kanar
Title: Assistant Vice President

INCREF 2026-FL2: INDENTURE

INCREF 2026-FL2: INDENTURE

COMPUTERSHARE TRUST COMPANY,
NATIONAL ASSOCIATION, not in its individual capacity but solely as Note Administrator and Custodian

By: /s/ Liza Kabariti
Name: Liza Kabariti
Title: Vice President

INCREF 2026-FL2: INDENTURE

INCREF 2026-FL2: INDENTURE

SCHEDULE A
SCHEDULE OF COLLATERAL INTERESTS CUT-OFF DATE COLLATERAL INTERESTS

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Collateral Interest Name    Collateral Interest Type    Closing Status

Controlled/Non-Controlled

Serviced/Non-Serviced

Principal Balance as of the Closing Date ($)1

13th & Olive Pari Passu Participation	Closing Date	Non-Controlled	Non-Serviced	32,576,146
Cottages at San Marcos Pari Passu Participation	Closing Date	Non-Controlled	Non-Serviced	22,303,653
The Wilde        Pari Passu Participation        Closing Date        Non-Controlled        Non-Serviced 19,428,587 21 Oaks    Pari Passu Participation    Closing Date    Non-Controlled    Non-Serviced 13,067,555 The Oliver        Pari Passu Participation        Closing Date        Non-Controlled        Non-Serviced 12,429,106

Arches on the Lake     Pari Passu Participation     Closing Date     Non-Controlled     Non-Serviced 11,823,137 Enclave 425    Pari Passu Participation    Closing Date    Non-Controlled    Non-Serviced 9,807,479 1701 Market     Pari Passu Participation     Closing Date        Controlled        Serviced    100,000,000

Triten IOS Portfolio	Pari Passu Participation	Delayed Close	Controlled	Serviced 92,685,000
Canyon Commerce Center	Pari Passu Participation	Closing Date	Non-Controlled	Non-Serviced 18,177,512
Towne Centre Drive	Pari Passu Participation	Closing Date	Non-Controlled	Non-Serviced 17,680,190
AirParc Heights	Pari Passu Participation	Closing Date	Non-Controlled	Non-Serviced 17,264,383
7400 Hazard	Pari Passu Participation	Closing Date	Non-Controlled	Non-Serviced 14,813,231
2200 Sullivan	Pari Passu Participation	Closing Date	Non-Controlled	Non-Serviced 9,857,510
Westinghouse 35	Pari Passu Participation	Closing Date	Non-Controlled	Non-Serviced 7,786,708

1 For each of the Delayed Collateral Interests, the “Principal Balance as of the Closing Date” represents the expected Principal Balance of such Collateral Interest as of its Transfer Date

Sch. A-1

4930-7650-2439v.11

175 W 87th Street Combined Loan Combined Pari Passu Participation Closing Date	Controlled	Serviced 75,000,000
8 Marcy Combined Loan Combined Whole Loan Closing Date	Controlled	Serviced 74,700,000
Woodlake Apartments Whole Loan Closing Date	Controlled	Serviced 68,500,000
Broadstone Westgate Pari Passu Participation Closing Date	Controlled	Serviced 53,400,000
SF20 Pari Passu Participation Closing Date	Controlled	Serviced 50,000,000
SF 20 (Companion Participation) Pari Passu Participation Delayed Funding	Controlled	Serviced 6,127,877
Gateway Infill Pool B Pari Passu Participation Closing Date	Controlled	Serviced 50,000,000
Gateway Infill Pool A Pari Passu Participation Closing Date	Controlled	Servicing Shift 57,789,700
Modera Washington Pari Passu Participation Closing Date	Controlled	Serviced 49,750,000
Cypress at Trinity Groves Whole Loan Closing Date	Controlled	Serviced 44,000,000
Tradition at Palm Aire Whole Loan Closing Date	Controlled	Serviced 40,750,000
Carrington at Perimeter Park Pari Passu Participation Closing Date	Controlled	Serviced 40,550,000
10 Centennial Pari Passu Participation Closing Date	Controlled	Serviced 40,550,000
33rd Street Industrial Pari Passu Participation Closing Date	Non-Controlled	Serviced 35,421,687
Album Keller Ranch Pari Passu Participation Closing Date	Controlled	Serviced 23,500,000
Aspire Apartments Pari Passu Participation Closing Date	Controlled	Serviced 23,000,000
Album Benbrook Whole Loan Closing Date	Controlled	Serviced 21,775,000
Hialeah Infill Industrial Park Pari Passu Participation Closing Date	Non-Controlled	Serviced 21,384,213
Long Island SS 3-Pack Pari Passu Participation Closing Date	Non-Controlled	Serviced 20,000,000
Southside Logistics Center Pari Passu Participation Closing Date	Controlled	Serviced 20,000,000
Heartline 2.0 Pari Passu Participation Closing Date	Non-Controlled	Serviced 20,000,000
TriCounty 4-Pack Pari Passu Participation Closing Date	Non-Controlled	Serviced 16,929,815

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2

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SCHEDULE B BENCHMARK
Calculation of Benchmark
For purposes of calculating the Benchmark (which shall initially be Term SOFR), the Issuer shall initially appoint the Note Administrator as calculation agent (in such capacity, the “Calculation Agent”). Term SOFR with respect to any Interest Accrual Period shall be determined by the Calculation Agent in accordance with the following provisions:
1.On each Benchmark Determination Date, Term SOFR will equal the rate, as obtained by the Calculation Agent, identified as “1 Month CME Term SOFR,” as reported on the Term SOFR Source as of the Reference Time.
2.If, on any Benchmark Determination Date, Term SOFR does not appear on the Term SOFR Source by 5:00 pm (New York time), then Term SOFR will be the rate published on the last SOFR Business Day preceding such Benchmark Determination Date for which Term SOFR was published.
3.Notwithstanding the foregoing, in no event shall Term SOFR be less than zero.
In making the above calculations, all percentages resulting from the calculation will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point (0.00001%).

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Sch. B-1

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SCHEDULE C
LIST OF AUTHORIZED OFFICERS OF COLLATERAL MANAGER
[Attached]

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Sch. C-1
9

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INCUMBENCY CERTIFICATE

I, Elizabeth Day, the duly elected, qualified and acting General Counsel and Assistant Secretary of Invesco Commercial Real Estate Finance Trust, Inc., a Maryland corporation (the “Guarantor”), which is the sole member of Invesco Commercial Real Estate Finance Trust Investments GP, LLC, a Delaware limited liability company (“INCREF GP”), hereby certify that the named persons identified on Exhibit A attached hereto and incorporated herein have been duly elected, duly qualified, and this day are officers of INCREF GP and all subsidiaries thereof (including, without limitation: (i) Invesco Commercial Real Estate Finance Investments, LP, a Delaware limited partnership (“INCREF LP”) and (ii) all subsidiaries of INCREF LP), holding the respective office set opposite their name and that the signature on Exhibit A set opposite their name is their genuine signature.

IN WITNESS WHEREOF, I have executed this certificate in the name and on behalf of the Guarantor effective as of June 16 , 2026.

By: /s/ E. Elizabeth Day
Name: E. Elizabeth Day
Title: General Counsel and Secretary

Docusign Envelope ID: CC3AA036-58B3-8350-8100-E7547611FDOC

EXHIBIT A
to Incumbency Certificate

Name	Title	Signature
Courtney Popelka	Vice President & Treasurer	/s/ Courtney Popelka
Charlie Rose	Vice President	/s/ Charlie Rose
Rivka Altman	Authorized Officer
Cris Cleghorn	Authorized Officer
Stephanie Holder	Authorized Officer
Jaime Kelley	Authorized Officer
Dan Kubiak	Authorized Officer
Clifford Stoops	Authorized Officer	/s/ Clifford Stoops
Bryan Ward	Authorized Officer
Teresa Zien	Authorized Officer	/s/ Teresa Zien
Amanda Thomas	Authorized Officer	/s/ Amanda Thomas

Docuslgn Envelope ID: 32!:73725s3EOC-BE76-'B130697669358Fb5

EXHlBITA
to Incumbency Certificate

Name	Title	Signature
Courtney Popelka	Vice President & Treasurer
Charlie Rose	Vice President
Rivka Altman	Authorized Officer	/s/ Rivka Altman
Cris Cleghorn	Authorized Officer
Stephanie Holder	Authorized Officer
Jaime Kelley	Authorized Officer
Dan Kubiak	Authorized Officer
Clifford Stoops	Authorized Officer
Bryan Ward	Authorized Officer	/s/ Bryan Ward
Teresa Zien	Authorized Officer
Amanda Thomas	Authorized Officer

EXHIBIT A
to Incumbency Certificate

Name	Title	Signature
Courtney Popelka	Vice President & Treasurer
Charlie Rose	Vice President
Rivka Altman	Authorized Officer
Cris Cleghorn	Authorized Officer	/s/ Cris Cleghorn
Stephanie Holder	Authorized Officer	/s/ Stephanie Holder
Jaime Kelley	Authorized Officer	/s/ Jaime Kelley
Dan Kubiak	Authorized Officer	/s/ Dan Kubiak
Clifford Stoops	Authorized Officer
Bryan Ward	Authorized Officer
Teresa Zien	Authorized Officer
Amanda Thomas	Authorized Officer

EXHIBIT A
to Incumbency Certificate

Name	Title	Signature
Courtney Popelka	Vice President & Treasurer
Charlie Rose	Vice President
Rivka Altman	Authorized Officer
Cris Cleghorn	Authorized Officer
Stephanie Holder	Authorized Officer	/s/ Stephanie Holder
Jaime Kelley	Authorized Officer
Dan Kubiak	Authorized Officer
Clifford Stoops	Authorized Officer
Bryan Ward	Authorized Officer
Teresa Zien	Authorized Officer
Amanda Thomas	Authorized Officer

EXHIBIT A-1
FORM OF GLOBAL OFFERED NOTE
Class of Note (check applicable):
☐Class A Senior Secured Floating Rate Note Due 2043
☐Class A-S Second Priority Secured Floating Rate Note Due 2043
☐Class B Third Priority Secured Floating Rate Note Due 2043
☐Class C Fourth Priority Secured Floating Rate Note Due 2043
☐Class D Fifth Priority Secured Floating Rate Note Due 2043
☐Class E Sixth Priority Secured Floating Rate Note Due 2043
Type of Note (check applicable):
☐Rule 144A Global Note
☐Temporary Regulation S Global Note
☐Regulation S Global Note
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR,” WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS, AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $1 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS BOTH (X) A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S AND (Y) A QUALIFIED PURCHASER, IN EACH

4937-3299-2433v.3

CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $1 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A GLOBAL NOTE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE NOTE ADMINISTRATOR, THE TRUSTEE OR ANY INTERMEDIARY. IF AT ANY TIME, THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH GLOBAL NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF SUCH INTEREST IN SUCH GLOBAL NOTE VOID AND REQUIRE THAT SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.
ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE MAY NOT BE EXCHANGED OR TRANSFERRED IN WHOLE OR IN PART FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THAT DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE NOTE ADMINISTRATOR.
[AN INTEREST IN THIS NOTE MAY NOT BE HELD BY A PERSON THAT IS A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AT ANY TIME. IN ADDITION, AN INTEREST IN THIS NOTE MAY BE HELD ONLY THROUGH EUROCLEAR OR CLEARSTREAM, LUXEMBOURG AT ANY TIME.]1

1 Temporary Regulation S Global Note and Regulation S Global Note

Exh. A-1-2

4937-3299-2433v.3

[PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF (A) THE COMMENCEMENT OF THE OFFERING TO PERSONS OTHER THAN DISTRIBUTORS IN RELIANCE ON REGULATION S UNDER THE SECURITIES ACT AND (B) THE DATE OF CLOSING OF THE OFFERING, THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON WITHIN THE MEANING OF RULE 902(k) OF REGULATION S UNDER THE SECURITIES ACT, EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.
NO BENEFICIAL OWNER OF THIS NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE INDENTURE.]2

2 Temporary Regulation S Global Note

Exh. A-1-3

4937-3299-2433v.3

No. [144A][Reg. S][Temp Reg. S] - [ ]
Class/Type/CUSIP:
☐Class A Senior Secured Floating Rate Note
☐Rule 144A Global Note (CUSIP No. 44989VAA2) (ISIN: US44989VAA26)
☐Temporary Regulation S Global Note (CUSIP No. U45200AA7) (ISIN: USU45200AA79)
☐Regulation S Global Note (CUSIP No. U45200AA7) (ISIN: USU45200AA79)
☐Class A-S Second Priority Secured Floating Rate Note
☐Rule 144A Global Note (CUSIP No. 44989VAC8) (ISIN: US44989VAC81)
☐Temporary Regulation S Global Note (CUSIP No. U45200AB5) (ISIN: USU45200AB52)
☐Regulation S Global Note (CUSIP No. U45200AB5) (ISIN: USU45200AB52)
☐Class B Third Priority Secured Floating Rate Note
☐Rule 144A Global Note (CUSIP No. 44989VAE4) (ISIN: US44989VAE48)
☐Temporary Regulation S Global Note (CUSIP No. U45200AC3) (ISIN: USU45200AC36)
☐Regulation S Global Note (CUSIP No. U45200AC3) (ISIN: USU45200AC36)
☐Class C Fourth Priority Secured Floating Rate Note
☐Rule 144A Global Note (CUSIP No. 44989VAG9) (ISIN: US44989VAG95)
☐Temporary Regulation S Global Note (CUSIP No. U45200AD1) (ISIN: USU45200AD19)
☐Regulation S Global Note (CUSIP No. U45200AD1) (ISIN: USU45200AD19)
☐Class D Fifth Priority Secured Floating Rate Note
☐Rule 144A Global Note (CUSIP No. 44989VAJ3) (ISIN: US44989VAJ35)
☐Temporary Regulation S Global Note (CUSIP No. U45200AE9) (ISIN: USU45200AE91)
☐Regulation S Global Note (CUSIP No. U45200AE9) (ISIN: USU45200AE91)
☐Class E Sixth Priority Secured Floating Rate Note
☐Rule 144A Global Note (CUSIP No. 44989VAL8) (ISIN: US44989VAL80)
☐Temporary Regulation S Global Note (CUSIP No. U45200AF6) (ISIN: USU45200AF66)
☐Regulation S Global Note (CUSIP No. U45200AF6) (ISIN: USU45200AF66)

Issuer:    INCREF 2026-FL2 LLC, a Delaware limited liability company.
Note Administrator:    Computershare Trust Company, National Association, a
national banking association.
Indenture:    Indenture dated as of June 16, 2026, by and among the Issuer, Invesco Commercial Real Estate Finance Investments, LP, as advancing agent, Wilmington Trust, National Association, as trustee (in such capacity and together with any successor trustee permitted under the Indenture, the “Trustee”), the Note Administrator, and Computershare Trust Company, National Association, as custodian, as amended, restated, supplemented or otherwise modified from time to time.
Determination Date    The 11th day of the month (or if such day is not a
Business Day, the next succeeding Business Day) in which such Payment Date occurs, commencing in July 2026.

Exh. A-1-4

4937-3299-2433v.3

Payment Date:    The 6th Business Day following each Determination Date of each month, commencing in July 2026, to and including the Stated Maturity Date, unless the Notes are redeemed or repaid prior thereto.
Record Date:    The Business Day immediately preceding the applicable Payment Date.
Stated Maturity Date:    The Payment Date occurring in December 2043.
Initial Principal Balance:    ☐ Rule 144A Global Class A Note: $743,346,000
☐Temporary Regulation S Global Class A Note: $0
☐Regulation S Global Class A Note: $0
☐Rule 144A Global Class A-S Note: $119,245,000
☐Temporary Regulation S Global Class A-S Note: $0
☐Regulation S Global Class A-S Note: $0
☐Rule 144A Global Class B Note: $91,370,000
☐Temporary Regulation S Global Class B Note: $0
☐Regulation S Global Class B Note: $0
☐Rule 144A Global Class C Note: $71,237,000
☐Temporary Regulation S Global Class C Note: $0
☐Regulation S Global Class C Note: $0
☐Rule 144A Global Class D Note: $41,814,000
☐Temporary Regulation S Global Class D Note: $0
☐Regulation S Global Class D Note: $0
☐Rule 144A Global Class E Note: $21,680,000
☐Temporary Regulation S Global Class E Note: $0
☐Regulation S Global Class E Note: $0

Maximum Principal Balance:    ☐ Class A Notes: $743,346,000
☐Class A-S Notes: $119,245,000
☐Class B Notes: $91,370,000
☐Class C Notes: $71,237,000
☐Class D Notes: $41,814,000
☐Class E Notes: $21,680,000

Interest Rate:    The interest rate set forth with respect to such Class in the Indenture.
The Issuer hereby promises to pay to CEDE & CO. or its registered assigns the amounts due and payable on such Note in such amounts, and at such time, as provided in the Indenture. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture. This Note is subject to all terms of the Indenture, and in the event of any inconsistency between the terms of the Indenture and this Note, the terms of the Indenture shall control.
Increases and decreases in the principal amount of this Note as a result of exchanges and transfers of interests in this Note, principal payments and advances shall be recorded in the records of the Note Administrator and the Depository or its nominee. So long as the Depository or its nominee is the registered owner of this Note, the Depository or such nominee, as the case

Exh. A-1-5

4937-3299-2433v.3

may be, will be considered the sole owner or Holder of this Note (represented hereby and beneficially owned by other persons) for all purposes under the Indenture.
The obligations of the Issuer under this Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Collateral pledged by the Issuer as security for the Secured Notes under the Indenture, and in the event the Collateral is insufficient to satisfy such obligations, any claims of the Holders of the Notes shall be extinguished, all in accordance with the Indenture.
The Holder of this Note shall be treated as the owner hereof for all purposes.
Except as specifically provided herein and in the Indenture, the Issuer shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.
Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Note Administrator, the Advancing Agent, the Holders of the Notes and the terms upon which the Notes are, and are to be, executed, authenticated and delivered.
This Note may be redeemed by the Issuer in the circumstances set forth in Article 9 of the Indenture.
The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.
This Note is issuable in minimum denominations of U.S.$100,000 and integral multiples of $1 in excess thereof.
The principal of each Note shall be payable on the Stated Maturity Date, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.
The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture.
Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt of INCREF Sub-REIT, LLC for United States federal and, to the extent permitted by law, state and local income and franchise tax purposes unless otherwise required by any relevant taxing authority.

Exh. A-1-6

4937-3299-2433v.3

In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final offering memorandum relating to the Notes and any representations expressly set forth in a written agreement with such party; (C) such Holder or beneficial owner has read and understands the final offering memorandum relating to the Notes (including, without limitation, the descriptions therein of the structure of the transaction in which the Notes are being issued and the risks to purchasers of the Notes); (D) none of the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates has given to such Holder or beneficial owner (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of the Holder’s or beneficial owner’s purchase of this Note; (E) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates ; (F) such Holder or beneficial owner will hold and transfer at least the minimum denomination of such Note; (G) the Holder was not formed for the purpose of investing in this Note; and (H) the Holder or beneficial owner is purchasing this Note with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and is capable of assuming and willing to assume (financially and otherwise) these risks.
Each Holder, by its acquisition of an interest in this Note, shall be deemed to have represented to the Issuer, the Note Administrator, the Trustee, the Collateral Manager and their counsel that either (A) it is not and will not be, and is not acting on behalf of or using any assets of any person that is or will become, an “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) subject to the fiduciary responsibility provisions of Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”) that is subject to Section 4975 of the Code, any other employee benefit plan that is subject to any federal, state, local or other law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”), or any entity whose underlying assets are deemed to include “plan assets” by reason of any such employee benefit plan’s or plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”), or (B) its acquisition, holding and disposition of this Note do not and will not constitute or give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or, in the case of a Plan subject to Similar Law, a violation of Similar Law.

Exh. A-1-7

4937-3299-2433v.3

Title to Notes shall pass by registration in the Notes Register kept by the Note Administrator, acting through its Corporate Trust Office.
No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
THE HOLDER OF THIS NOTE AGREES NOT TO INSTITUTE AGAINST, OR JOIN ANY OTHER PERSON INSTITUTING AGAINST, THE ISSUER OR ANY ISSUER SUBSIDIARY, ANY PETITION FOR BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY, WINDING UP, MORATORIUM, LIQUIDATION OR SIMILAR PROCEEDINGS UNDER THE LAWS OF ANY JURISDICTION BEFORE ONE YEAR AND ONE DAY OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT AND ONE DAY, THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.
AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

Exh. A-1-8

4937-3299-2433v.3

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.
Dated as of June 16, 2026

INCREF 2026-FL2 LLC, as Issuer

By:         Name:
Title:

Exh. A-1-9

4937-3299-2433v.3

CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Authenticating Agent

By:         Name:
Title:

Exh. A-1-10

4937-3299-2433v.3

ASSIGNMENT FORM
For value received      hereby sell, assign and transfer unto

Please insert social security or
other identifying number of assignee
Please print or type name
and address, including zip code, of assignee:

the within Note and does hereby irrevocably constitute and appoint
     Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.
Date:    Your Signature:      (Sign exactly as your name
appears on this Note)

Exh. A-1-11

4937-3299-2433v.3

EXHIBIT A-2
FORM OF GLOBAL NON-OFFERED NOTE
Class of Note (check applicable):
☐Class F Seventh Priority Secured Floating Rate Note Due 2043
☐Class G Eighth Priority Secured Floating Rate Note Due 2043
Type of Note (check applicable):
☐Rule 144A Global Note
☐Temporary Regulation S Global Note
☐Regulation S Global Note
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR”, WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (Y) A “QUALIFIED PURCHASER” (A “QUALIFIED PURCHASER”) AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $1 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS BOTH (X) A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S AND (Y) A QUALIFIED PURCHASER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $1 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A GLOBAL NOTE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE

Exh. A-2-1

4937-3299-2433v.3

FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE, THE NOTE ADMINISTRATOR, OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH GLOBAL NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF SUCH INTEREST IN SUCH GLOBAL NOTE VOID AND REQUIRE THAT SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.
ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE MAY NOT BE EXCHANGED OR TRANSFERRED IN WHOLE OR IN PART FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THAT DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE NOTE ADMINISTRATOR.
[AN INTEREST IN THIS NOTE MAY NOT BE HELD BY A PERSON THAT IS A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AT ANY TIME. IN ADDITION, AN INTEREST IN THIS NOTE MAY BE HELD ONLY THROUGH EUROCLEAR OR CLEARSTREAM, LUXEMBOURG AT ANY TIME.]1
[PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF (A) THE COMMENCEMENT OF THE OFFERING TO PERSONS OTHER THAN DISTRIBUTORS IN RELIANCE ON REGULATION S UNDER THE SECURITIES ACT AND (B) THE DATE OF CLOSING OF THE OFFERING, THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON WITHIN THE MEANING OF RULE 902(k) OF REGULATION S UNDER THE SECURITIES

Exh. A-2-2

4937-3299-2433v.3

1 Temporary Regulation S Global Note and Regulation S Global Note

Exh. A-2-3

4937-3299-2433v.3

ACT,    EXCEPT    PURSUANT    TO    AN    EXEMPTION    FROM    THE    REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.
NO BENEFICIAL OWNER OF THIS NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE INDENTURE.]2

2 Temporary Regulation S Global Note

Exh. A-2-4

4937-3299-2433v.3

No. [144A][Reg. S][Temp Reg. S] - [ ]
Class/Type/CUSIP:
☐Class F Seventh Priority Secured Floating Rate Note
☐Rule 144A Global Note (CUSIP No. 44989VAN4) (ISIN: US44989VAN47)
☐Temporary Regulation S Global Note (CUSIP No. U45200AG4) (ISIN: USU45200AG40)
☐Regulation S Global Note (CUSIP No. U45200AG4) (ISIN: USU45200AG40)

☐Class G Eighth Priority Secured Floating Rate Note
☐Rule 144A Global Note (CUSIP No. 44989VAQ7) (ISIN: US44989VAQ77)
☐Temporary Regulation S Global Note (CUSIP No. U45200AH2) (ISIN: USU45200AH23)
☐Regulation S Global Note (CUSIP No. U45200AH2) (ISIN: USU45200AH23)

Issuer:    INCREF 2026-FL2 LLC, a Delaware limited liability company.
Note Administrator:    Computershare Trust Company, National Association, a
national banking association.
Indenture:    Indenture dated as of June 16, 2026, by and among the Issuer, Invesco Commercial Real Estate Finance Investments, LP, as advancing agent, Wilmington Trust, National Association, as trustee (in such capacity and together with any successor trustee permitted under the Indenture, the “Trustee”), the Note Administrator, and Computershare Trust Company, National Association, as custodian, as amended, restated, supplemented or otherwise modified from time to time.
Determination Date    The 11th day of the month (or if such day is not a
Business Day, the next succeeding Business Day) in which such Payment Date occurs, commencing in July 2026.
Payment Date:    The 6th Business Day following each Determination Date of each month, commencing in July 2026, to and including the Stated Maturity Date, unless the Notes are redeemed or repaid prior thereto.
Record Date:    The Business Day immediately preceding the applicable Payment Date.
Stated Maturity Date:    The Payment Date occurring in December 2043.
Initial Principal Balance:    ☐ Rule 144A Global Class F Note: $38,716,000
☐Temporary Regulation S Global Class F Note: $0
☐Regulation S Global Class F Note: $0
☐Rule 144A Global Class G Note: $26,327,000
☐Temporary Regulation S Global Class G Note: $0
☐Regulation S Global Class G Note: $0

Exh. A-2-5

4937-3299-2433v.3

Maximum Principal Balance:    ☐ Class F Notes: $38,716,000
☐Class G Notes: $26,327,000

Interest Rate:    The interest rate set forth with respect to such Class in the Indenture.
The Issuer hereby promises to pay to CEDE & CO. or its registered assigns the amounts due and payable on such Note in such amounts, and at such time, as provided in the Indenture. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture. This Note is subject to all terms of the Indenture, and in the event of any inconsistency between the terms of the Indenture and this Note, the terms of the Indenture shall control.
Increases and decreases in the principal amount of this Note as a result of exchanges and transfers of interests in this Note, principal payments and advances shall be recorded in the records of the Note Administrator and the Depository or its nominee. So long as the Depository or its nominee is the registered owner of this Note, the Depository or such nominee, as the case may be, will be considered the sole owner or Holder of this Note (represented hereby and beneficially owned by other persons) for all purposes under the Indenture.
The obligations of the Issuer under this Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Collateral pledged by the Issuer as security for the Secured Notes under the Indenture, and in the event the Collateral is insufficient to satisfy such obligations, any claims of the Holders of the Notes shall be extinguished, all in accordance with the Indenture.
The Holder of this Note shall be treated as the owner hereof for all purposes.
Except as specifically provided herein and in the Indenture, the Issuer shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.
Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Note Administrator, the Advancing Agent, the Holders of the Notes and the terms upon which the Notes are, and are to be, executed, authenticated and delivered.
This Note may be redeemed by the Issuer in the circumstances set forth in Article 9 of the Indenture.
The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.

Exh. A-2-6

4937-3299-2433v.3

This Note is issuable in minimum denominations of U.S.$100,000 and integral multiples of $1 in excess thereof.
Payments of principal on this Note shall be payable in accordance with Section 11.1(a) of the Indenture.
The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture.
Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt of INCREF Sub-REIT, LLC for United States federal and, to the extent permitted by law, state and local income and franchise tax purposes unless otherwise required by any relevant taxing authority.
In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final offering memorandum relating to the Notes and any representations expressly set forth in a written agreement with such party; (C) such Holder or beneficial owner has read and understands the final offering memorandum relating to the Notes (including, without limitation, the descriptions therein of the structure of the transaction in which the Notes are being issued and the risks to purchasers of the Notes); (D) none of the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates has given to such Holder or beneficial owner (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of the Holder’s or beneficial owner’s purchase of this Note; (E) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates ; (F) such Holder or beneficial owner will hold and transfer at least the minimum denomination of such Note; (G) the Holder was not formed for the purpose of investing in this Note; and (H) the Holder or beneficial owner is purchasing this Note with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and is capable of assuming and willing to assume (financially and otherwise) these risks.

Exh. A-2-7

4937-3299-2433v.3

Each Holder, by its acquisition of an interest in this Note, shall be deemed to have represented to the Issuer, the Note Administrator, the Trustee, the Collateral Manager and their counsel that either (A) it is not and will not be, and is not acting on behalf of or using any assets of any person that is or will become, an “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) subject to the fiduciary responsibility provisions of Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”) that is subject to Section 4975 of the Code, any other employee benefit plan that is subject to any federal, state, local or other law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”), or any entity whose underlying assets are deemed to include “plan assets” by reason of any such employee benefit plan’s or plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”), or (B) its acquisition, holding and disposition of this Note do not and will not constitute or give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or, in the case of a Plan subject to Similar Law, a violation of Similar Law.
Title to Notes shall pass by registration in the Notes Register kept by the Note Administrator, acting through its Corporate Trust Office.
No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
THE HOLDER OF THIS NOTE AGREES NOT TO INSTITUTE AGAINST, OR JOIN ANY OTHER PERSON INSTITUTING AGAINST, THE ISSUER OR ANY ISSUER SUBSIDIARY, ANY PETITION FOR BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY, WINDING UP, MORATORIUM, LIQUIDATION OR SIMILAR PROCEEDINGS UNDER THE LAWS OF ANY JURISDICTION BEFORE ONE YEAR AND ONE DAY OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT AND ONE DAY, THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.
AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE

Exh. A-2-8

4937-3299-2433v.3

PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

Exh. A-2-9

4937-3299-2433v.3

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.
Dated as of June 16, 2026

INCREF 2026-FL2 LLC, as Issuer

By:         Name:
Title:

Exh. A-2-10

4937-3299-2433v.3

CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Authenticating Agent

By:         Name:
Title:

Exh. A-2-11

4937-3299-2433v.3

ASSIGNMENT FORM
For value received      hereby sell, assign and transfer unto

Please insert social security or
other identifying number of assignee
Please print or type name
and address, including zip code, of assignee:

the within Note and does hereby irrevocably constitute and appoint
     Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.
Date:    Your Signature:      (Sign exactly as your name
appears on this Note)

Exh. A-2-12

4937-3299-2433v.3

EXHIBIT A-3
FORM OF RULE 144A GLOBAL INCOME NOTE
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR”, WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (Y) A “QUALIFIED PURCHASER” (A “QUALIFIED PURCHASER”) AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $1 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) ON THE CLOSING DATE, TO INCREF 2026-FL2 RETENTION HOLDER LLC, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $1 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A GLOBAL NOTE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE, THE NOTE ADMINISTRATOR, OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH GLOBAL NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF SUCH INTEREST IN SUCH GLOBAL NOTE VOID AND REQUIRE THAT SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.
ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS

Exh. A-3-1

4937-3299-2433v.3

PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE MAY NOT BE EXCHANGED OR TRANSFERRED IN WHOLE OR IN PART FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THAT DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE NOTE ADMINISTRATOR.

Exh. A-3-2

4937-3299-2433v.3

No. 144A - [ ]
Rule 144A Global Income Note (CUSIP No. 44989VAS3) (ISIN: US44989VAS34)
Issuer:    INCREF 2026-FL2 LLC, a Delaware limited liability company.
Note Administrator:    Computershare Trust Company, National Association, a
national banking association.
Indenture:    Indenture dated as of June 16, 2026, by and among the Issuer, Invesco Commercial Real Estate Finance Investments, LP, as advancing agent, Wilmington Trust, National Association, as trustee (in such capacity and together with any successor trustee permitted under the Indenture, the “Trustee”), the Note Administrator, and Computershare Trust Company, National Association, as custodian, as amended, restated, supplemented or otherwise modified from time to time.
Determination Date    The 11th day of the month (or if such day is not a
Business Day, the next succeeding Business Day) in which such Payment Date occurs, commencing in July 2026.
Payment Date:    The 6th Business Day following each Determination Date of each month, commencing in July 2026, to and including the Stated Maturity Date, unless the Notes are redeemed or repaid prior thereto.
Record Date:    The Business Day immediately preceding the applicable Payment Date.
Stated Maturity Date:    The Payment Date occurring in December 2043.
Initial Principal Balance:    $85,175,910
Maximum Principal Balance:    $85,175,910
The Issuer hereby promises to pay to CEDE & CO. or its registered assigns the amounts due and payable on such Note in such amounts, and at such time, as provided in the Indenture. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture. This Note is subject to all terms of the Indenture, and in the event of any inconsistency between the terms of the Indenture and this Note, the terms of the Indenture shall control.
Increases and decreases in the principal amount of this Note as a result of exchanges and transfers of interests in this Note, principal payments and advances shall be recorded in the records of the Note Administrator and the Depository or its nominee. So long as the Depository

Exh. A-3-3

4937-3299-2433v.3

or its nominee is the registered owner of this Note, the Depository or such nominee, as the case may be, will be considered the sole owner or Holder of this Note (represented hereby and beneficially owned by other persons) for all purposes under the Indenture.
The obligations of the Issuer under this Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Collateral pledged by the Issuer as security for the Secured Notes under the Indenture, and in the event the Collateral is insufficient to satisfy such obligations, any claims of the Holders of the Notes shall be extinguished, all in accordance with the Indenture.
The Holder of this Note shall be treated as the owner hereof for all purposes.
Except as specifically provided herein and in the Indenture, the Issuer shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.
Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Note Administrator, the Advancing Agent, the Holders of the Notes and the terms upon which the Notes are, and are to be, executed, authenticated and delivered.
This Note may be redeemed by the Issuer in the circumstances set forth in Article 9 of the Indenture.
The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.
This Note is issuable in minimum denominations of U.S.$100,000 and integral multiples of $1 in excess thereof.
Payments of principal on this Note shall be payable in accordance with Section 11.1(a) of the Indenture.
The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture.
Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt of INCREF Sub-REIT, LLC for United States federal and, to the extent permitted by law, state and local income and franchise tax purposes unless otherwise required by any relevant taxing authority.

Exh. A-3-4

4937-3299-2433v.3

In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final offering memorandum relating to the Notes and any representations expressly set forth in a written agreement with such party; (C) such Holder or beneficial owner has read and understands the final offering memorandum relating to the Notes (including, without limitation, the descriptions therein of the structure of the transaction in which the Notes are being issued and the risks to purchasers of the Notes); (D) none of the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates has given to such Holder or beneficial owner (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of the Holder’s or beneficial owner’s purchase of this Note; (E) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates ; (F) such Holder or beneficial owner will hold and transfer at least the minimum denomination of such Note; (G) the Holder was not formed for the purpose of investing in this Note; and (H) the Holder or beneficial owner is purchasing this Note with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and is capable of assuming and willing to assume (financially and otherwise) these risks.
Each Holder, by its acquisition of an interest in this Note, shall be deemed to have represented to the Issuer, the Note Administrator, the Trustee, the Collateral Manager and their counsel that either (A) it is not and will not be, and is not acting on behalf of or using any assets of any person that is or will become, an “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) subject to the fiduciary responsibility provisions of Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”) that is subject to Section 4975 of the Code, any other employee benefit plan that is subject to any federal, state, local or other law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”), or any entity whose underlying assets are deemed to include “plan assets” by reason of any such employee benefit plan’s or plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”), or (B) its acquisition, holding and disposition of this Note do not and will not constitute or give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or, in the case of a Plan subject to Similar Law, a violation of Similar Law.

Exh. A-3-5

4937-3299-2433v.3

Title to Notes shall pass by registration in the Notes Register kept by the Note Administrator, acting through its Corporate Trust Office.
No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
THE HOLDER OF THIS NOTE AGREES NOT TO INSTITUTE AGAINST, OR JOIN ANY OTHER PERSON INSTITUTING AGAINST, THE ISSUER OR ANY ISSUER SUBSIDIARY, ANY PETITION FOR BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY, WINDING UP, MORATORIUM, LIQUIDATION OR SIMILAR PROCEEDINGS UNDER THE LAWS OF ANY JURISDICTION BEFORE ONE YEAR AND ONE DAY OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT AND ONE DAY, THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.
AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

Exh. A-3-6

4937-3299-2433v.3

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.
Dated as of June 16, 2026

INCREF 2026-FL2 LLC, as Issuer

By:         Name:
Title:

Exh. A-3-7

4937-3299-2433v.3

CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Authenticating Agent

By:         Name:
Title:

Exh. A-3-8

4937-3299-2433v.3

ASSIGNMENT FORM
For value received      hereby sell, assign and transfer unto

Please insert social security or
other identifying number of assignee
Please print or type name
and address, including zip code, of assignee:

the within Note and does hereby irrevocably constitute and appoint
     Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.
Date:    Your Signature:      (Sign exactly as your name
appears on this Note)

Exh. A-3-9

4937-3299-2433v.3

EXHIBIT B-1
FORM OF DEFINITIVE OFFERED NOTE
Class of Note (check applicable):
☐Class A Senior Secured Floating Rate Note Due 2043
☐Class A-S Second Priority Secured Floating Rate Note Due 2043
☐Class B Third Priority Secured Floating Rate Note Due 2043
☐Class C Fourth Priority Secured Floating Rate Note Due 2043
☐Class D Fifth Priority Secured Floating Rate Note Due 2043
☐Class E Sixth Priority Secured Floating Rate Note Due 2043
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR”, WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN
$100,000 (AND INTEGRAL MULTIPLES OF $1 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS (X) A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S AND (Y) A QUALIFIED PURCHASER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $1 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A DEFINITIVE NOTE WILL BE REQUIRED TO MAKE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF

Exh. B-1-1

4937-3299-2433v.3

NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE, THE NOTE ADMINISTRATOR, OR ANY INTERMEDIARY. IF AT ANY TIME, THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF THIS NOTE VOID AND REQUIRE THAT THIS NOTE BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.

Exh. B-1-2

4937-3299-2433v.3

No. IAI - [ ]
Class/Type/CUSIP:
☐Definitive Class A Senior Secured Floating Rate Note (CUSIP No. 44989VAB0) (ISIN: US44989VAB09)
☐Definitive Class A-S Second Priority Secured Floating Rate Note (CUSIP No. 44989VAD6) (ISIN: US44989VAD64)
☐Definitive Class B Third Priority Secured Floating Rate Note (CUSIP No. 44989VAF1) (ISIN: US44989VAF13)
☐Definitive Class C Fourth Priority Secured Floating Rate Note (CUSIP No. 44989VAH7) (ISIN: US44989VAH79)
☐Definitive Class D Fifth Priority Secured Floating Rate Note (CUSIP No. 44989VAK0) (ISIN: US44989VAK08)
☐Definitive Class E Sixth Priority Secured Floating Rate Note (CUSIP No. 44989VAM6) (ISIN: US44989VAM63)

Issuer:    INCREF 2026-FL2 LLC, a Delaware limited liability company.
Note Administrator:    Computershare Trust Company, National Association, a
national banking association.
Indenture:    Indenture dated as of June 16, 2026, by and among the Issuer, Invesco Commercial Real Estate Finance Investments, LP, as advancing agent, Wilmington Trust, National Association, as trustee (in such capacity and together with any successor trustee permitted under the Indenture, the “Trustee”), the Note Administrator, and Computershare Trust Company, National Association, as custodian, as amended, restated, supplemented or otherwise modified from time to time.
Determination Date    The 11th day of the month (or if such day is not a
Business Day, the next succeeding Business Day) in which such Payment Date occurs, commencing in July 2026.
Payment Date:    The 6th Business Day following each Determination Date of each month, commencing in July 2026, to and including the Stated Maturity Date, unless the Notes are redeemed or repaid prior thereto.
Record Date:    The Business Day immediately preceding the applicable Payment Date.
Stated Maturity Date:    The Payment Date occurring in December 2043.
Initial Principal Balance:    $[ ]
Interest Rate:    The interest rate set forth with respect to such Class in the Indenture.

Exh. B-1-3

4937-3299-2433v.3

The Issuer hereby promises to pay to [ ] or its registered assigns the amounts due and payable on such Note in such amounts, and at such time, as provided in the Indenture. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture. This Note is subject to all terms of the Indenture, and in the event of any inconsistency between the terms of the Indenture and this Note, the terms of the Indenture shall control.
The obligations of the Issuer under this Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Collateral pledged by the Issuer as security for the Secured Notes under the Indenture, and in the event the Collateral is insufficient to satisfy such obligations, any claims of the Holders of the Notes shall be extinguished, all in accordance with the Indenture.
The Holder of this Note shall be treated as the owner hereof for all purposes.
Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.
Except as specifically provided herein and in the Indenture, the Issuer shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.
Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Note Administrator, the Advancing Agent, the Holders of the Notes and the terms upon which the Notes are, and are to be, executed, authenticated and delivered.
The terms of Section 9.1 and Section 9.5 of the Indenture shall apply to this Note mutatis mutandis as if fully set forth herein.
The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.
This Note is issuable in minimum denominations of U.S.$100,000 and integral multiples of $1 in excess thereof.
Payments of principal on this Note shall be payable in accordance with Section 11.1(a) of the Indenture.
The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture.

Exh. B-1-4

4937-3299-2433v.3

Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt of INCREF Sub-REIT, LLC for United States federal and, to the extent permitted by law, state and local income and franchise tax purposes unless otherwise required by any relevant taxing authority.
In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final offering memorandum relating to the Notes and any representations expressly set forth in a written agreement with such party; (C) such Holder or beneficial owner has read and understands the final offering memorandum relating to the Notes (including, without limitation, the descriptions therein of the structure of the transaction in which the Notes are being issued and the risks to purchasers of the Notes); (D) none of the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates has given to such Holder or beneficial owner (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of the Holder’s or beneficial owner’s purchase of this Note; (E) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates ; (F) such Holder or beneficial owner will hold and transfer at least the minimum denomination of such Note; (G) the Holder was not formed for the purpose of investing in this Note; and (H) the Holder or beneficial owner is purchasing this Note with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and is capable of assuming and willing to assume (financially and otherwise) these risks.
Each Holder, by its acquisition of an interest in this Note, shall be deemed to have represented to the Issuer, the Note Administrator, the Trustee, the Collateral Manager and their counsel that either (A) it is not and will not be, and is not acting on behalf of or using any assets of any person that is or will become, an “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) subject to the fiduciary responsibility provisions of Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”) that is subject to Section 4975 of the Code, any other employee benefit plan that is subject to any federal, state, local or other law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”), or any entity whose underlying assets are deemed to include “plan assets” by reason of any such

Exh. B-1-5

4937-3299-2433v.3

employee benefit plan’s or plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”), or (B) its acquisition, holding and disposition of this Note do not and will not constitute or give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or, in the case of a Plan subject to Similar Law, a violation of Similar Law.
Title to Notes shall pass by registration in the Notes Register kept by the Note Administrator, acting through its Corporate Trust Office.
No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
THE HOLDER OF THIS NOTE AGREES NOT TO INSTITUTE AGAINST, OR JOIN ANY OTHER PERSON INSTITUTING AGAINST, THE ISSUER OR ANY ISSUER SUBSIDIARY, ANY PETITION FOR BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY, WINDING UP, MORATORIUM, LIQUIDATION OR SIMILAR PROCEEDINGS UNDER THE LAWS OF ANY JURISDICTION BEFORE ONE YEAR AND ONE DAY OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT AND ONE DAY, THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.
AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

Exh. B-1-6

4937-3299-2433v.3

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.
Dated as of June 16, 2026

INCREF 2026-FL2 LLC, as Issuer

By:         Name:
Title:

Exh. B-1-7

4937-3299-2433v.3

CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Authenticating Agent

By:         Name:
Title:

Exh. B-1-8

4937-3299-2433v.3

ASSIGNMENT FORM
For value received      hereby sell, assign and transfer unto

Please insert social security or
other identifying number of assignee
Please print or type name
and address, including zip code, of assignee:

the within Note and does hereby irrevocably constitute and appoint
     Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.
Date:    Your Signature:      (Sign exactly as your name
appears on this Note)

Exh. B-1-9

4937-3299-2433v.3

EXHIBIT B-2
FORM OF DEFINITIVE NON-OFFERED NOTE
Class of Note (check applicable):
☐Class F Seventh Priority Secured Floating Rate Note Due 2043
☐Class G Eighth Priority Secured Floating Rate Note Due 2043
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR”, WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN
$100,000 (AND INTEGRAL MULTIPLES OF $1 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS (X) A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S AND (Y) A QUALIFIED PURCHASER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $1 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A DEFINITIVE NOTE WILL BE REQUIRED TO MAKE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE, THE NOTE ADMINISTRATOR, OR ANY INTERMEDIARY. IF AT ANY TIME, THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE

Exh. B-2-1

4937-3299-2433v.3

ACQUISITION    OF    THIS    NOTE    VOID    AND    REQUIRE    THAT    THIS    NOTE    BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.

Exh. B-2-2

4937-3299-2433v.3

No. IAI- [ ]
Class/Type/CUSIP:
☐Definitive Class F Seventh Priority Secured Floating Rate Note (CUSIP No. 44989VAP9) (ISIN: US44989VAP94)
☐Definitive Class G Eighth Priority Secured Floating Rate Note (CUSIP No. 44989VAR5) (ISIN: US44989VAR50)

Issuer:    INCREF 2026-FL2 LLC, a Delaware limited liability company.
Note Administrator:    Computershare Trust Company, National Association, a
national banking association.
Indenture:    Indenture dated as of June 16, 2026, by and among the Issuer, Invesco Commercial Real Estate Finance Investments, LP, as advancing agent, Wilmington Trust, National Association, as trustee (in such capacity and together with any successor trustee permitted under the Indenture, the “Trustee”), the Note Administrator, and Computershare Trust Company, National Association, as custodian, as amended, restated, supplemented or otherwise modified from time to time.
Determination Date    The 11th day of the month (or if such day is not a
Business Day, the next succeeding Business Day) in which such Payment Date occurs, commencing in July 2026.
Payment Date:    The 6th Business Day following each Determination Date of each month, commencing in July 2026, to and including the Stated Maturity Date, unless the Notes are redeemed or repaid prior thereto.
Record Date:    The Business Day immediately preceding the applicable Payment Date.
Stated Maturity Date:    The Payment Date occurring in December 2043.
Initial Principal Balance:    $[ ]
Interest Rate:    The interest rate set forth with respect to such Class in the Indenture.
The Issuer hereby promises to pay to [ ] or its registered assigns the amounts due and payable on such Note in such amounts, and at such time, as provided in the Indenture. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture. This Note is subject to all terms of the Indenture, and in the event of any inconsistency between the terms of the Indenture and this Note, the terms of the Indenture shall control.

Exh. B-2-3

4937-3299-2433v.3

The obligations of the Issuer under this Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Collateral pledged by the Issuer as security for the Secured Notes under the Indenture, and in the event the Collateral is insufficient to satisfy such obligations, any claims of the Holders of the Notes shall be extinguished, all in accordance with the Indenture.
The Holder of this Note shall be treated as the owner hereof for all purposes.
Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.
Except as specifically provided herein and in the Indenture, the Issuer shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.
Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Note Administrator, the Advancing Agent, the Holders of the Notes and the terms upon which the Notes are, and are to be, executed, authenticated and delivered.
The terms of Section 9.1 of the Indenture shall apply to this Note mutatis mutandis as if fully set forth herein.
The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.
This Note is issuable in minimum denominations of U.S.$100,000 and integral multiples of $1 in excess thereof.
Payments of principal on this Note shall be payable in accordance with Section 11.1(a) of the Indenture.
The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture.
Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt of INCREF Sub-REIT, LLC for United States federal and, to the extent permitted by law, state and local income and franchise tax purposes unless otherwise required by any relevant taxing authority.

Exh. B-2-4

4937-3299-2433v.3

In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final offering memorandum relating to the Notes and any representations expressly set forth in a written agreement with such party; (C) such Holder or beneficial owner has read and understands the final offering memorandum relating to the Notes (including, without limitation, the descriptions therein of the structure of the transaction in which the Notes are being issued and the risks to purchasers of the Notes); (D) none of the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates has given to such Holder or beneficial owner (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of the Holder’s or beneficial owner’s purchase of this Note; (E) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates ; (F) such Holder or beneficial owner will hold and transfer at least the minimum denomination of such Note; (G) the Holder was not formed for the purpose of investing in this Note; and (H) the Holder or beneficial owner is purchasing this Note with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and is capable of assuming and willing to assume (financially and otherwise) these risks.
Each Holder, by its acquisition of an interest in this Note, shall be deemed to have represented to the Issuer, the Note Administrator, the Trustee, the Collateral Manager and their counsel that either (A) it is not and will not be, and is not acting on behalf of or using any assets of any person that is or will become, an “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) subject to the fiduciary responsibility provisions of Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”) that is subject to Section 4975 of the Code, any other employee benefit plan that is subject to any federal, state, local or other law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”), or any entity whose underlying assets are deemed to include “plan assets” by reason of any such employee benefit plan’s or plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”), or (B) its acquisition, holding and disposition of this Note do not and will not constitute or give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or, in the case of a Plan subject to Similar Law, a violation of Similar Law.

Exh. B-2-5

4937-3299-2433v.3

Title to Notes shall pass by registration in the Notes Register kept by the Note Administrator, acting through its Corporate Trust Office.
No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
THE HOLDER OF THIS NOTE AGREES NOT TO INSTITUTE AGAINST, OR JOIN ANY OTHER PERSON INSTITUTING AGAINST, THE ISSUER OR ANY ISSUER SUBSIDIARY, ANY PETITION FOR BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY, WINDING UP, MORATORIUM, LIQUIDATION OR SIMILAR PROCEEDINGS UNDER THE LAWS OF ANY JURISDICTION BEFORE ONE YEAR AND ONE DAY OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT AND ONE DAY, THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.
AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

Exh. B-2-6

4937-3299-2433v.3

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.
Dated as of June 16, 2026

INCREF 2026-FL2 LLC, as Issuer

By:         Name:
Title:

Exh. B-2-7

4937-3299-2433v.3

CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Authenticating Agent

By:         Name:
Title:

Exh. B-2-8

4937-3299-2433v.3

ASSIGNMENT FORM
For value received      hereby sell, assign and transfer unto

Please insert social security or
other identifying number of assignee
Please print or type name
and address, including zip code, of assignee:

the within Note and does hereby irrevocably constitute and appoint
     Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.
Date:    Your Signature:      (Sign exactly as your name
appears on this Note)

Exh. B-2-9

4937-3299-2433v.3

EXHIBIT B-3
FORM OF DEFINITIVE INCOME NOTE
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR”, WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN
$100,000 (AND INTEGRAL MULTIPLES OF $1 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) ON THE CLOSING DATE, TO INCREF 2026-FL2 RETENTION HOLDER LLC, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $1 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A DEFINITIVE NOTE WILL BE REQUIRED TO MAKE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE, THE NOTE ADMINISTRATOR, OR ANY INTERMEDIARY. IF AT ANY TIME, THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF THIS NOTE VOID AND REQUIRE THAT THIS NOTE BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.

4937-3299-2433v.3

Exh. B-3-1

4937-3299-2433v.3

No. IAI - [ ]
Definitive Income Note (CUSIP No. 44989VAT1) (ISIN: US44989VAT17)
Issuer:    INCREF 2026-FL2 LLC, a Delaware limited liability company.
Note Administrator:    Computershare Trust Company, National Association, a
national banking association.
Indenture:    Indenture dated as of June 16, 2026, by and among the Issuer, Invesco Commercial Real Estate Finance Investments, LP, as advancing agent, Wilmington Trust, National Association, as trustee (in such capacity and together with any successor trustee permitted under the Indenture, the “Trustee”), the Note Administrator, and Computershare Trust Company, National Association, as custodian, as amended, restated, supplemented or otherwise modified from time to time.
Determination Date    The 11th day of the month (or if such day is not a
Business Day, the next succeeding Business Day) in which such Payment Date occurs, commencing in July 2026.
Payment Date:    The 6th Business Day following each Determination Date of each month, commencing in July 2026, to and including the Stated Maturity Date, unless the Notes are redeemed or repaid prior thereto.
Record Date:    The Business Day immediately preceding the applicable Payment Date.
Stated Maturity Date:    The Payment Date occurring in December 2043.
Initial Principal Balance:    $85,175,910
The Issuer hereby promises to pay to [ ] or its registered assigns the amounts due and payable on such Note in such amounts, and at such time, as provided in the Indenture. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture. This Note is subject to all terms of the Indenture, and in the event of any inconsistency between the terms of the Indenture and this Note, the terms of the Indenture shall control.
The obligations of the Issuer under this Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Collateral pledged by the Issuer as security for the Secured Notes under the Indenture, and in the event the Collateral is insufficient to satisfy such obligations, any claims of the Holders of the Notes shall be extinguished, all in accordance with the Indenture.

4937-3299-2433v.3

Exh. B-3-2

4937-3299-2433v.3

The Holder of this Note shall be treated as the owner hereof for all purposes.
Notwithstanding the foregoing, the final payment of interest and principal due on this Note shall be made only upon presentation and surrender of this Note (except as otherwise provided in the Indenture) at the Corporate Trust Office of the Note Administrator or at the office of the Paying Agent.
Except as specifically provided herein and in the Indenture, the Issuer shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.
Unless the certificate of authentication hereon has been executed by the Note Administrator or by the Authenticating Agent by the manual signature of one of their Authorized Officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Note Administrator, the Advancing Agent, the Holders of the Notes and the terms upon which the Notes are, and are to be, executed, authenticated and delivered.
The terms of Section 9.1 of the Indenture shall apply to this Note mutatis mutandis as if fully set forth herein.
The Indenture may be amended and supplemented under the circumstances, and in accordance with the conditions, set forth therein.
This Note is issuable in minimum denominations of U.S.$100,000 and integral multiples of $1 in excess thereof.
Payments of principal on this Note shall be payable in accordance with Section 11.1(a) of the Indenture.
The term “Issuer” as used in this Note includes any successor-in-interest to the Issuer under the Indenture.
Each purchaser and any subsequent transferee of this Note or any interest herein shall, by virtue of its purchase or other acquisition of this Note or any interest herein, be deemed to have agreed to treat this Note as debt of INCREF Sub-REIT, LLC for United States federal and, to the extent permitted by law, state and local income and franchise tax purposes unless otherwise required by any relevant taxing authority.
In connection with the purchase of this Note, the Holder and each beneficial owner thereof agrees that: (A) none of the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for such Holder or beneficial owner; (B) such Holder or beneficial owner is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer,

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Exh. B-3-3

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the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final offering memorandum relating to the Notes and any representations expressly set forth in a written agreement with such party; (C) such Holder or beneficial owner has read and understands the final offering memorandum relating to the Notes (including, without limitation, the descriptions therein of the structure of the transaction in which the Notes are being issued and the risks to purchasers of the Notes); (D) none of the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates has given to such Holder or beneficial owner (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of the Holder’s or beneficial owner’s purchase of this Note; (E) such Holder or beneficial owner has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates ; (F) such Holder or beneficial owner will hold and transfer at least the minimum denomination of such Note; (G) the Holder was not formed for the purpose of investing in this Note; and (H) the Holder or beneficial owner is purchasing this Note with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and is capable of assuming and willing to assume (financially and otherwise) these risks.
Each Holder, by its acquisition of an interest in this Note, shall be deemed to have represented to the Issuer, the Note Administrator, the Trustee, the Collateral Manager and their counsel that either (A) it is not and will not be, and is not acting on behalf of or using any assets of any person that is or will become, an “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) subject to the fiduciary responsibility provisions of Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”) that is subject to Section 4975 of the Code, any other employee benefit plan that is subject to any federal, state, local or other law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”), or any entity whose underlying assets are deemed to include “plan assets” by reason of any such employee benefit plan’s or plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”), or (B) its acquisition, holding and disposition of this Note do not and will not constitute or give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or, in the case of a Plan subject to Similar Law, a violation of Similar Law.
Title to Notes shall pass by registration in the Notes Register kept by the Note Administrator, acting through its Corporate Trust Office.
No service charge shall be made to a Holder for any registration of transfer or exchange of this Note, but the Note Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

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No right or remedy conferred herein or in the Indenture upon or reserved to the Trustee or to the Holder hereof is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or thereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
THE HOLDER OF THIS NOTE AGREES NOT TO INSTITUTE AGAINST, OR JOIN ANY OTHER PERSON INSTITUTING AGAINST, THE ISSUER OR ANY ISSUER SUBSIDIARY, ANY PETITION FOR BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY, WINDING UP, MORATORIUM, LIQUIDATION OR SIMILAR PROCEEDINGS UNDER THE LAWS OF ANY JURISDICTION BEFORE ONE YEAR AND ONE DAY OR, IF LONGER, THE APPLICABLE PREFERENCE PERIOD THEN IN EFFECT AND ONE DAY, THE PAYMENT IN FULL OF ALL NOTES ISSUED UNDER THE INDENTURE.
AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

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IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.
Dated as of June 16, 2026

INCREF 2026-FL2 LLC, as Issuer

By:         Name:
Title:

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Exh. B-3-6

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CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Authenticating Agent

By:         Name:
Title:

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Exh. B-3-7

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ASSIGNMENT FORM
For value received      hereby sell, assign and transfer unto

Please insert social security or
other identifying number of assignee
Please print or type name
and address, including zip code, of assignee:

the within Note and does hereby irrevocably constitute and appoint
     Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.
Date:    Your Signature:      (Sign exactly as your name
appears on this Note)

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EXHIBIT C-1
FORM OF TRANSFER CERTIFICATE FOR TRANSFER FROM A RULE 144A GLOBAL NOTE OR DEFINITIVE NOTE TO A TEMPORARY REGULATION S GLOBAL NOTE OR REGULATION S GLOBAL NOTE
(Transfers pursuant to Article 2 of the Indenture) Computershare Trust Company, N.A., as Note Administrator
1505 Energy Park Drive St. Paul, Minnesota 55108
Attention: Transfer Agent Group – INCREF 2026-FL2

Re:    INCREF 2026-FL2 LLC, as Issuer of: the Class    Notes, Due 2043 (the “Transferred Notes”)
Reference is hereby made to the Indenture, dated as of June 16, 2026 (the “Indenture”) by and among INCREF 2026-FL2 LLC, as issuer of the Notes, Computershare Trust Company, National Association, as note administrator, paying agent, calculation agent, transfer agent, custodian, securities intermediary, backup advancing agent and notes registrar (in all such capacities, together with its successors and permitted assigns, the “Note Administrator”), Wilmington Trust, National Association, as trustee (in such capacity, together with its permitted successors and assigns, the “Trustee”), and Invesco Commercial Real Estate Finance Investments, LP, as advancing agent. Capitalized terms used but not defined herein will have the meanings assigned to such terms in the Indenture and if not defined in the Indenture then such terms will have the meanings assigned to them in Regulation S (“Regulation S”), or Rule 144A (“Rule 144A”), under the Securities Act of 1933, as amended (the “Securities Act”), and the rules promulgated thereunder.
This letter relates to the transfer of $[ ] aggregate principal amount of Class [ ] Notes being transferred for an equivalent beneficial interest in a Temporary Regulation S Global Note or a Regulation S Global Note of the same Class in the name of [name of transferee] (the “Transferee”).
In connection with such request, the Transferee hereby certifies that such transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated May 29, 2026 and hereby represents, warrants and agrees for the benefit of the Issuer, the Note Administrator, the Trustee, the Collateral Manager and their counsel that:
(i)at the time the buy order was originated, the Transferee was outside the United States;
(ii)the Transferee is not a U.S. Person, as defined in Regulation S;
(iii)the transfer is being made in an “offshore transaction”, as defined in Regulation S, pursuant to Rule 903 or 904 of Regulation S;

4937-3299-2433v.3

(iv)the Transferee is a “qualified purchaser” as defined under Section 2(a)(51) of the Investment Company Act of 1940, as amended;

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(v)the Transferee will notify future transferees of the transfer restrictions;
(vi)the Transferee understands that the Notes, including the Transferred Notes, are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, the Notes, including the Transferred Notes, have not been and will not be registered or qualified under the Securities Act or the securities laws of any state or other jurisdiction, and, if in the future the owner decides to reoffer, resell, pledge or otherwise transfer the Transferred Notes, such Transferred Notes may only be reoffered, resold, pledged or otherwise transferred only in accordance with the Indenture and the legend on such Transferred Notes. The Transferee acknowledges that no representation is made by the Issuer or the Placement Agents, as the case may be, as to the availability of any exemption from registration or qualification under the Securities Act or any state or other securities laws for resale of the Transferred Notes;
(vii)the Transferee is not purchasing the Transferred Notes with a view to the resale, distribution or other disposition thereof in violation of the Securities Act or the securities laws of any state or other jurisdiction. The Transferee understands that an investment in the Transferred Notes involves certain risks, including the risk of loss of all or a substantial part of its investment under certain circumstances. The Transferee has had access to such financial and other information concerning the Issuer and the Transferred Notes as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Transferred Notes, including, without limitation, an opportunity to ask questions of and request information from the Collateral Manager, the Placement Agents, the Issuer, including without limitation, an opportunity to access to such legal and tax representation as the Transferee deemed necessary or appropriate;
(viii)in connection with the purchase of the Transferred Notes: (A) none of the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Note Administrator, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for the Transferee; (B) the Transferee is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final offering memorandum relating to such Transferred Notes and any representations expressly set forth in a written agreement with such party; (C) the Transferee has read and understands the final offering memorandum relating to the Transferred Notes (including, without limitation, the descriptions therein of the structure of the transaction in which the Transferred Notes are being issued and the risks to purchasers of the Notes); (D) none of the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Note Administrator, the Trustee, or any of their respective affiliates has given to the Transferee (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect,

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4937-3299-2433v.3

consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of the Transferee’s purchase of the Transferred Notes; (E) the Transferee has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Placement Agents, the Collateral Manager, the Note Administrator, the Trustee, or any of their respective affiliates;
(F) the Transferee will hold and transfer at least the minimum denomination of such Transferred Notes; (G) the Transferee was not formed for the purpose of investing in the Transferred Notes; and (H) the Transferee is purchasing the Transferred Notes with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and is capable of assuming and willing to assume (financially and otherwise) these risks;
(ix)the Transferee understands that the Transferred Notes will bear the applicable legend set forth on such Transferred Notes;
(x)the Transferee represents and agrees that (a) it is not and will not be, and is not acting on behalf of or using any assets of any person that is or will become, an “employee benefit plan” (as defined in Section 3(3) of ERISA) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, any other employee benefit plan that is subject to any federal, state, local or other law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”) or any entity whose underlying assets are deemed to include “plan assets” by reason of such a plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”) or (b) in the case of the Offered Notes, its acquisition, holding and disposition of the Transferred Notes do not and will not constitute or give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or, in the case of a Plan subject to Similar Law, a violation of Similar Law;
(xi)except to the extent permitted by the Securities Act and any rules thereunder as in effect and applicable at the time of any such offer, the Transferee will not, at any time, offer to buy or offer to sell the Transferred Notes by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or at a seminar or meeting whose attendees have been invited by general solicitations or advertising;
(xii)the Transferee acknowledges that the obligations under the Transferred Notes are limited recourse obligations of the Issuer payable solely from the Collateral in accordance with the Indenture, and following realization of the Collateral in accordance with the Indenture, all claims of Noteholders shall be extinguished and shall not thereafter revive;

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Exh. C-1-3

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(xiii)the Transferee agrees not to seek to commence in respect of the Issuer or any Issuer Subsidiary, or cause the Issuer or any Issuer Subsidiary to commence, a bankruptcy, reorganization, arrangement, insolvency, winding up, moratorium or liquidation, or other proceeding under federal or State bankruptcy or similar laws of any jurisdiction before a year and a day has elapsed since the payment in full to the holders of the Notes issued pursuant to the Indenture or, if longer, the applicable preference period (plus one day) then in effect;
(xiv)the Transferee understands that (A) the Issuer, the Note Administrator, the Trustee or the Paying Agent will require certification acceptable to them (1) as a condition to the payment of principal of and interest on any Notes without, or at a reduced rate of, U.S. withholding or backup withholding tax, and (2) to enable the Issuer, the Note Administrator, the Trustee and the Paying Agent to determine their duties and liabilities with respect to any taxes or other charges that they may be required to pay, deduct or withhold from payments in respect of such Notes or the holder of such Notes under any present or future law or regulation of the United States or any present or future law or regulation of any political subdivision thereof or taxing authority therein or to comply with any reporting or other requirements under any such law or regulation, which certification may include U.S. federal income tax forms (such as IRS Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals)), IRS Form W-8BEN-E (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities)), IRS Form W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-through Entity, or Certain U.S. Branches for United States Tax Withholding and Reporting), IRS Form W-9 (Request for Taxpayer Identification Number and Certification), IRS Form W-8EXP (Certificate of Foreign Government or Other Foreign Organization for United States Tax Withholdings and Reporting) or IRS Form W-8ECI (Certificate of Foreign Person’s Claim that Income is Effectively Connected with the Conduct of a Trade or Business in the United States) or any successors to such IRS forms);
(B)the Issuer, the Note Administrator, the Trustee or the Paying Agent may require certification acceptable to them to enable the Issuer to qualify for a reduced rate of withholding in any jurisdiction from or through which the Issuer receives payments on its assets; (C) the Issuer, the Note Administrator, the Trustee or the Paying Agent will require the Transferee to provide the Issuer, the Note Administrator, the Trustee or the Paying Agent with any correct, complete and accurate information that may be required for the Issuer, the Note Administrator, the Trustee or the Paying Agent to comply with FATCA requirements and will take any other actions necessary for the Issuer, the Note Administrator, the Trustee or the Paying Agent to comply with FATCA requirements and in the event the Transferee fails to provide such information or take such actions, (1) the Issuer, the Note Administrator, the Trustee and the Paying Agent are authorized to withhold amounts otherwise distributable to the Transferee as compensation for any amount withheld from payments to the Issuer, the Note Administrator, the Trustee or the Paying Agent as a result of such failure, (2) to the extent necessary to avoid an adverse effect on the Issuer or

4937-3299-2433v.3

any other holder of Notes as a result of such failure, the Transferee may be compelled to sell its Notes or, if the Transferee

Exh. C-1-4

4937-3299-2433v.3

does not sell its Notes within 10 business days after notice from the Issuer, the Note Administrator, the Trustee or the Paying Agent, such Notes may be sold at a public or private sale called and conducted in any manner permitted by law, and to remit the net proceeds of such sale (taking into account any taxes incurred by the Issuer in connection with such sale) to the Transferee as payment in full for such Notes and (3) the Issuer may also assign each such Note a separate CUSIP or CUSIPs in the Issuer’s sole discretion; (D) if the Transferee is a “foreign financial institution” or other foreign financial entity subject to FATCA and does not provide the Issuer, Note Administrator, the Trustee or Paying Agent with evidence that it has complied with the applicable FATCA, the Issuer, Note Administrator, Trustee or Paying Agent may be required to withhold amounts under FATCA on payments to the Transferee; and (E) the Transferee agrees to provide any certification requested pursuant to this paragraph and to update or replace such form or certification in accordance with its terms or its subsequent amendments;
(xv)the Transferee acknowledges receipt of the Issuer’s privacy notice set out in the Offering Memorandum (the “Privacy Notice”). The Transferee shall promptly provide the Privacy Notice to (i) each individual whose personal data the Transferee has provided or will provide to the Issuer or any of its delegates in connection with the Transferee’s investment in the Notes (such as directors, trustees, employees, representatives, shareholders, investors, clients, beneficial owners or agents) and (ii) any other individual connected to the Transferee as may be requested by the Issuer or any of its delegates. The Transferee shall also promptly provide to any such individual, on request by the Issuer or any of its delegates, any updated versions of the Privacy Notice and the privacy notice (or other data protection disclosures) of any third party to which the Issuer or any of its delegates has directly or indirectly provided that individual’s personal data;
(xvi)the Transferee will treat its Notes as debt of INCREF Sub-REIT, LLC for United States federal and, to the extent permitted by law, state and local income and franchise tax purposes unless otherwise required by any relevant taxing authority;
(xvii)the Transferee acknowledges that it is its intent and that it understands it is the intent of the Issuer that, for purposes of U.S. federal, state and local income and franchise tax and any other income taxes, for so long as a direct or indirect wholly-owned disregarded subsidiary of INCREF Sub-REIT, LLC (or a subsequent REIT) owns 100% of the Class F Notes, the Class G Notes, the Income Notes and the Membership Interests, the Issuer will be treated as a Qualified REIT Subsidiary and the Offered Notes will be treated as indebtedness solely of INCREF Sub-REIT, LLC or such subsequent REIT; the Transferee agrees to such treatment and agrees to take no action inconsistent with such treatment;
(xviii)if the Transferee is not a “United States person” (as defined in Section 7701(a)(30) of the Code), it hereby represents that (i) either (A) it is not a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business (within the meaning of Section 881(c)(3)(A) of the Code),

4937-3299-2433v.3

a 10% shareholder of the Issuer within the meaning of Section 871(h)(3) of the Code or a controlled foreign corporation within the meaning of Section 957(a) of the Code

Exh. C-1-5

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that is related to the Issuer within the meaning of Section 881(c)(3) of the Code,
(B)it is a person that has provided an IRS Form W-8BEN or an IRS Form W-8BEN-E, as applicable, indicating that it is eligible for benefits under an income tax treaty with the United States that completely eliminates U.S. federal income taxation of U.S. source interest not attributable to a permanent establishment in the United States, or (C) it has provided an IRS Form W-8ECI representing that all payments received or to be received by it on the Notes are effectively connected with the conduct of a trade or business in the United States, and (ii) it is not purchasing the Notes in order to reduce its U.S. federal income tax liability pursuant to a tax avoidance plan;
(xix)the Transferee understands that the Notes have not been approved or disapproved by the SEC or any other governmental authority or agency or any jurisdiction and that neither the SEC nor any other governmental authority or agency has passed upon the adequacy or accuracy of the final offering memorandum relating to the Notes. The Transferee further understands that any representation to the contrary is a criminal offense;
(xx)the Transferee will, prior to any sale, pledge or other transfer by such Transferee of any Note (or interest therein), obtain from the prospective transferee, and deliver to the Note Administrator, a duly executed transferee certificate addressed to each of the Note Administrator, the Trustee, the Issuer, the Collateral Manager and the Servicer in the form of the relevant exhibit attached to the Indenture, and such other certificates and other information as the Issuer, the Collateral Manager, the Servicer, the Note Administrator, or the Trustee may reasonably require to confirm that the proposed transfer complies with the transfer restrictions contained in the Indenture;
(xxi)the Transferee agrees that no Note may be purchased, sold, pledged or otherwise transferred in an amount less than the minimum denomination set forth in the Indenture. In addition, the Transferee understands that the Notes will be transferable only upon registration of the transferee in the note register of the Issuer following delivery to Computershare Trust Company, National Association (in such capacity, the “Note Registrar”) of a duly executed transfer certificate and any other certificates and other information required by the Indenture;
(xxii)the Transferee is aware and agrees that no Note (or beneficial interest therein) may be reoffered, resold, pledged or otherwise transferred except to a person that is (1) both (a) either (i) a “qualified institutional buyer,” as defined in Rule 144A, who purchases such Notes in reliance on the exemption from Securities Act registration provided by Rule 144A, or (ii) solely in the case of Notes that are issued in the form of Definitive Notes, an institution that is an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act, or an entity in which all of the equity owners are such “accredited investors” and (b) a “qualified purchaser” as defined in Section 2(a)(51) of the 1940 Act and the rules thereunder (a “Qualified Purchaser”); or (2) a person that is both (a) not a “U.S. person” as defined in Regulation S, and is acquiring the

4937-3299-2433v.3

Notes in an “offshore transaction” as defined in Regulation S, in reliance on the exemption from

Exh. C-1-6

4937-3299-2433v.3

registration provided by Regulation S and (b) a Qualified Purchaser. The Transferee acknowledges that no representation is made as to the availability of any exemption from registration or qualification under the Securities Act or any state or other securities laws for resale of the Notes;
(xxiii)the Transferee understands that there is no secondary market for the Notes and that no assurances can be given as to the liquidity of any trading market for the Notes and that it is unlikely that a trading market for the Notes will develop. The Transferee further understands that, although the Placement Agents may from time to time make a market in the Notes, the Placement Agents are not under any obligation to do so and, following the commencement of any market-making, may discontinue the same at any time. Accordingly, the Transferee must be prepared to hold the Notes until the Stated Maturity Date;
(xxiv)the Transferee agrees that (i) any sale, pledge or other transfer of a Note (or any beneficial interest therein) made in violation of the transfer restrictions contained in the Indenture, or made based upon any false or inaccurate representation made by the Transferee or a transferee to the Issuer, the Note Administrator, the Trustee or the Note Registrar, will be void and of no force or effect and (ii) none of the Issuer, the Note Administrator, the Trustee and the Note Registrar has any obligation to recognize any sale, pledge or other transfer of a Note (or any beneficial interest therein) made in violation of any such transfer restriction or made based upon any such false or inaccurate representation;
(xxv)the Transferee approves and consents to any direct trades between the Issuer, the Collateral Manager and the Trustee and/or its affiliates that is permitted under the terms of the Indenture and the Servicing Agreement;
(xxvi)the Transferee acknowledges that the Issuer, the Note Administrator, the Trustee, the Note Registrar, the Servicer, the Special Servicer, the Placement Agents, the Collateral Manager and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties made or deemed to have been made by it in connection with its purchase of the Notes are no longer accurate, the Transferee will promptly notify the Issuer, the Trustee, the Note Administrator, Note Registrar, the Servicer, the Special Servicer, the Collateral Manager and the Placement Agents;
(xxvii)the Notes will bear a legend to the following effect unless the Issuer determines otherwise in compliance with applicable law:
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR

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BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR”, WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN
$100,000 (AND INTEGRAL MULTIPLES OF $1 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS BOTH (X) A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S AND (Y) A QUALIFIED PURCHASER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $1 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A GLOBAL NOTE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE NOTE ADMINISTRATOR, THE TRUSTEE OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH GLOBAL NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF SUCH INTEREST IN SUCH GLOBAL NOTE VOID AND REQUIRE THAT SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.
ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A

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DEPOSITARY. THIS NOTE MAY NOT BE EXCHANGED OR TRANSFERRED IN WHOLE OR IN PART

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FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THAT DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
[PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE NOTE ADMINISTRATOR.]
THE OWNER UNDERSTANDS AND AGREES THAT AN ADDITIONAL LEGEND IN SUBSTANTIALLY THE FOLLOWING FORM WILL BE PLACED ON EACH NOTE IN THE FORM OF A REGULATION S GLOBAL NOTE:
AN INTEREST IN THIS NOTE MAY NOT BE HELD BY A PERSON THAT IS A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AT ANY TIME. IN ADDITION, AN INTEREST IN THIS NOTE MAY BE HELD ONLY THROUGH EUROCLEAR OR CLEARSTREAM, LUXEMBOURG AT ANY TIME.
(xxviii)the Transferee understands that, if the Transferred Notes are Temporary Regulation S Global Notes, such Transferred Notes will bear a legend to the following effect unless the Issuer determines otherwise in compliance with applicable law:
PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF (A) THE COMMENCEMENT OF THE OFFERING TO PERSONS OTHER THAN DISTRIBUTORS IN RELIANCE ON REGULATION S UNDER THE SECURITIES ACT AND (B) THE DATE OF CLOSING OF THE OFFERING, THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON WITHIN THE MEANING OF RULE 902(k) OF REGULATION S UNDER THE SECURITIES ACT, EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.
NO BENEFICIAL OWNER OF THIS NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE INDENTURE.

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Exh. C-1-9

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You, the Trustee, the Issuer, the Collateral Manager and the Note Administrator are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.
[Name of Transferee]

By:         Name:
Title:

Dated:

cc:    INCREF 2026-FL2 LLC
2300 N. Field Street, Suite 1200
Dallas, Texas 75201

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Exh. C-1-10

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EXHIBIT C-2
FORM OF TRANSFER CERTIFICATE FOR TRANSFER FROM A TEMPORARY REGULATION S GLOBAL NOTE, REGULATION S
GLOBAL NOTE OR DEFINITIVE NOTE TO A RULE 144A GLOBAL NOTE

(Transfers pursuant to Article 2 of the Indenture)
Computershare Trust Company, National Association, as Note Administrator 1505 Energy Park Drive
St. Paul, Minnesota 55108
Attention: Note Transfers – INCREF 2026-FL2

Re:    INCREF 2026-FL2 LLC, as issuer of the Class    Notes, Due 2043
Reference is hereby made to the Indenture dated as of June 16, 2026 (the “Indenture”), by and among INCREF 2026-FL2 LLC, as issuer, of the Notes, Computershare Trust Company, National Association, as note administrator, paying agent, calculation agent, transfer agent, custodian, securities intermediary, backup advancing agent and notes registrar (in all such capacities, together with its successors and permitted assigns, the “Note Administrator”), Wilmington Trust, National Association, as trustee (in such capacity, together with its permitted successors and assigns, the “Trustee”), and Invesco Commercial Real Estate Finance Investments, LP, as advancing agent. Capitalized terms used but not defined herein will have the meanings assigned to such terms in the Indenture and if not defined in the Indenture then such terms will have the meanings assigned to them in Regulation S (“Regulation S”), or Rule 144A (“Rule 144A”), under the Securities Act of 1933, as amended (the “Securities Act”), and the rules promulgated thereunder.
This letter relates to the transfer of $[ ] aggregate principal amount of Class [ ] Notes being transferred in exchange for an equivalent beneficial interest in a Rule 144A Global Note of the same Class in the name of [name of transferee] (the “Transferee”).
In connection with such request, the Transferee hereby certifies that such transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated May 29, 2026 and hereby represents, warrants and agrees for the benefit of the Issuer, the Collateral Manager, the Note Administrator and the Trustee that:
(i)the Transferee is both (A) a “qualified institutional buyer” as defined in Rule 144A (a “QIB”) and (B) a “qualified purchaser” as defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended (a “Qualified Purchaser”);
(ii)(A) the Transferee is acquiring a beneficial interest in such Transferred Notes for its own account or for an account that is a QIB and as to each of which the Transferee exercises sole investment discretion, and (B) the Transferee and each such account is acquiring not less than the minimum denomination of the Transferred Notes;
(iii)the Transferee will notify future transferees of the transfer restrictions;

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Exh. C-2-1

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(iv)the Transferee is obtaining the Transferred Notes in a transaction pursuant to Rule 144A;
(v)the Transferee is obtaining the Transferred Notes in accordance with any applicable securities laws of any state of the United States and any other applicable jurisdiction;
(vi)the Transferee understands that the Notes, including the Transferred Notes, are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, the Notes, including the Transferred Notes, have not been and will not be registered or qualified under the Securities Act or the securities laws of any state or other jurisdiction, and, if in the future the owner decides to reoffer, resell, pledge or otherwise transfer the Transferred Notes, such Transferred Notes may only be reoffered, resold, pledged or otherwise transferred only in accordance with the Indenture and the legend on such Transferred Notes. The Transferee acknowledges that no representation is made by the Issuer or the Placement Agents, as the case may be, as to the availability of any exemption from registration or qualification under the Securities Act or any state or other securities laws for resale of the Transferred Notes;
(vii)the Transferee is not purchasing the Transferred Notes with a view to the resale, distribution or other disposition thereof in violation of the Securities Act or the securities laws of any state or other jurisdiction. The Transferee understands that an investment in the Transferred Notes involves certain risks, including the risk of loss of all or a substantial part of its investment under certain circumstances. The Transferee has had access to such financial and other information concerning the Issuer and the Transferred Notes as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Transferred Notes, including, without limitation, an opportunity to ask questions of and request information from the Servicer, the Special Servicer, the Collateral Manager, the Placement Agents, the Issuer, including without limitation, an opportunity to access to such legal and tax representation as the Transferee deemed necessary or appropriate;
(viii)in connection with the purchase of the Transferred Notes: (A) none of the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for the Transferee; (B) the Transferee is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final offering memorandum relating to such Transferred Notes and any representations expressly set forth in a written agreement with such party; (C) the Transferee has read and understands the final offering memorandum relating to the Transferred Notes (including, without

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Exh. C-2-2

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limitation, the descriptions therein of the structure of the transaction in which the Transferred Notes are being issued and the risks to purchasers of the Notes);
(D) none of the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates has given to the Transferee (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of the Transferee’s purchase of the Transferred Notes; (E) the Transferee has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates; (F) the Transferee will hold and transfer at least the minimum denomination of such Transferred Notes; (G) the Transferee was not formed for the purpose of investing in the Transferred Notes; and (H) the Transferee is purchasing the Transferred Notes with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and is capable of assuming and willing to assume (financially and otherwise) these risks;
(ix)the Transferee understands that the Transferred Notes will bear the applicable legend set forth on such Transferred Notes;
(x)(a) it is not and will not be, and is not acting on behalf of or using any assets of any person that is or will become, an “employee benefit plan” (as defined in Section 3(3) of ERISA) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, any other employee benefit plan that is subject to any federal, state, local or other law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”) or any entity whose underlying assets are deemed to include “plan assets” by reason of such a plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”) or (b) in the case of the Offered Notes, its acquisition, holding and disposition of the Transferred Notes do not and will not constitute or give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or, in the case of a Plan subject to Similar Law, a violation of Similar Law;
(xi)except to the extent permitted by the Securities Act and any rules thereunder as in effect and applicable at the time of any such offer, the Transferee will not, at any time, offer to buy or offer to sell the Transferred Notes by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or at a seminar or meeting whose attendees have been invited by general solicitations or advertising;

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Exh. C-2-3

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(xii)the Transferee acknowledges that the Transferred Notes are limited recourse obligations of the Issuer payable solely from the Collateral in accordance with the Indenture, and following realization of the Collateral in accordance with the Indenture, all claims of Noteholders shall be extinguished and shall not thereafter revive;
(xiii)the Transferee agrees not to seek to commence in respect of the Issuer or any Issuer Subsidiary, or cause the Issuer or any Issuer Subsidiary to commence, a bankruptcy, reorganization, arrangement, insolvency, winding up, moratorium or liquidation, or other proceeding under federal or State bankruptcy or similar laws of any jurisdiction before a year and a day has elapsed since the payment in full to the holders of the Notes issued pursuant to the Indenture or, if longer, the applicable preference period (plus one day) then in effect;
(xiv)the Transferee understands that (A) the Issuer, the Note Administrator, the Trustee or the Paying Agent will require certification acceptable to them (1) as a condition to the payment of principal of and interest on any Notes without, or at a reduced rate of, U.S. withholding or backup withholding tax, and (2) to enable the Issuer, the Note Administrator, the Trustee and the Paying Agent to determine their duties and liabilities with respect to any taxes or other charges that they may be required to pay, deduct or withhold from payments in respect of such Notes or the holder of such Notes under any present or future law or regulation of the United States or any present or future law or regulation of any political subdivision thereof or taxing authority therein or to comply with any reporting or other requirements under any such law or regulation, which certification may include U.S. federal income tax forms (such as IRS Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals)), IRS Form W-8BEN-E (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities)), IRS Form W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-through Entity, or Certain U.S. Branches for United States Tax Withholding and Reporting), IRS Form W-9 (Request for Taxpayer Identification Number and Certification), IRS Form W-8EXP (Certificate of Foreign Government or Other Foreign Organization for United States Tax Withholdings and Reporting) or IRS Form W-8ECI (Certificate of Foreign Person’s Claim that Income is Effectively Connected with the Conduct of a Trade or Business in the United States) or any successors to such IRS forms);
(B)the Issuer, the Note Administrator, the Trustee or the Paying Agent may require certification acceptable to them to enable the Issuer to qualify for a reduced rate of withholding in any jurisdiction from or through which the Issuer receives payments on its assets; (C) the Issuer, the Note Administrator, the Trustee or the Paying Agent will require the Transferee to provide the Issuer, the Note Administrator, the Trustee or the Paying Agent with any correct, complete and accurate information that may be required for the Issuer, the Note Administrator, the Trustee or the Paying Agent to comply with FATCA requirements and will take any other actions necessary for the Issuer, the Note Administrator, the Trustee or the Paying Agent to comply with FATCA

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requirements, in the event the Transferee fails to provide such information or take such actions, (1) the Issuer,

Exh. C-2-4

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the Note Administrator, the Trustee and the Paying Agent are authorized to withhold amounts otherwise distributable to the Transferee as compensation for any amount withheld from payments to the Issuer, the Note Administrator, the Trustee or the Paying Agent as a result of such failure, (2) to the extent necessary to avoid an adverse effect on the Issuer or any other holder of Notes as a result of such failure, the Transferee may be compelled to sell its Notes or, if the Transferee does not sell its Notes within 10 business days after notice from the Issuer, the Note Administrator, the Trustee or the Paying Agent, such Notes may be sold at a public or private sale called and conducted in any manner permitted by law, and to remit the net proceeds of such sale (taking into account any taxes incurred by the Issuer in connection with such sale) to the Transferee as payment in full for such Notes and (3) the Issuer may also assign each such Note a separate CUSIP or CUSIPs in the Issuer’s sole discretion; (D) if the Transferee is a “foreign financial institution” or other foreign financial entity subject to FATCA and does not provide the Issuer, Note Administrator, the Trustee, or Paying Agent with evidence that it has complied with the applicable FATCA, the Issuer, Note Administrator, Trustee, or Paying Agent may be required to withhold amounts under FATCA on payments to the Transferee; and (E) the Transferee agrees to provide any certification requested pursuant to this paragraph and to update or replace such form or certification in accordance with its terms or its subsequent amendments;
(xv)the Transferee will treat its Notes as debt of INCREF Sub-REIT, LLC for United States federal and, to the extent permitted by law, state and local income and franchise tax purposes unless otherwise required by any relevant taxing authority;
(xvi)the Transferee acknowledges that it is its intent and that it understands it is the intent of the Issuer that, for purposes of U.S. federal, state and local income and franchise tax and any other income taxes, for so long as a direct or indirect wholly-owned disregarded subsidiary of INCREF Sub-REIT, LLC (or a subsequent REIT) owns 100% of the Class F Notes, the Class G Notes, the Income Notes and the Membership Interests, the Issuer will be treated as a Qualified REIT Subsidiary and the Offered Notes will be treated as indebtedness solely of INCREF Sub-REIT, LLC or such subsequent REIT; the Transferee agrees to such treatment and agrees to take no action inconsistent with such treatment;
(xvii)if the Transferee is not a “United States person” (as defined in Section 7701(a)(30) of the Code), it hereby represents that (i) either (A) it is not a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business (within the meaning of Section 881(c)(3)(A) of the Code), a 10% shareholder of the Issuer within the meaning of Section 871(h)(3) of the Code or a controlled foreign corporation within the meaning of Section 957(a) of the Code that is related to the Issuer within the meaning of Section 881(c)(3) of the Code,
(B)it is a person that has provided an IRS Form W-8BEN or an IRS Form W-8BEN-E, as applicable, indicating that it is eligible for benefits under an

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income tax treaty with the United States that completely eliminates U.S. federal income taxation of U.S. source interest not attributable to a permanent

Exh. C-2-5

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establishment in the United States, or (C) it has provided an IRS Form W-8ECI representing that all payments received or to be received by it on the Notes are effectively connected with the conduct of a trade or business in the United States, and (ii) it is not purchasing the Notes in order to reduce its U.S. federal income tax liability pursuant to a tax avoidance plan;
(xviii)the Transferee understands that the Notes have not been approved or disapproved by the SEC or any other governmental authority or agency or any jurisdiction and that neither the SEC nor any other governmental authority or agency has passed upon the adequacy or accuracy of the final offering memorandum relating to the Notes. The Transferee further understands that any representation to the contrary is a criminal offense;
(xix)the Transferee will, prior to any sale, pledge or other transfer by such Transferee of any Note (or interest therein), obtain from the prospective transferee, and deliver to the Note Administrator, a duly executed transferee certificate addressed to each of the Note Administrator, the Trustee, the Issuer, the Collateral Manager, the Servicer and the Special Servicer, in the form of the relevant exhibit attached to the Indenture, and such other certificates and other information as the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, or the Trustee may reasonably require to confirm that the proposed transfer complies with the transfer restrictions contained in the Indenture;
(xx)the Transferee agrees that no Note may be purchased, sold, pledged or otherwise transferred in an amount less than the minimum denomination set forth in the Indenture. In addition, the Transferee understands that the Notes will be transferable only upon registration of the transferee in the note register of the Issuer following delivery to Computershare Trust Company, National Association (in such capacity, the “Note Registrar”) of a duly executed transfer certificate and any other certificates and other information required by the Indenture;
(xxi)the Transferee is aware and agrees that no Note (or beneficial interest therein) may be reoffered, resold, pledged or otherwise transferred except to a person that is (1) both (a) either (i) a “qualified institutional buyer,” as defined in Rule 144A, who purchases such Notes in reliance on the exemption from Securities Act registration provided by Rule 144A, or (ii) solely in the case of Notes that are issued in the form of Definitive Notes, an institution that is an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act, or an entity in which all of the equity owners are such “accredited investors” and (b) a Qualified Purchaser; or (2) a person that is both (a) not a “U.S. person” as defined in Regulation S, and is acquiring the Notes in an “offshore transaction” as defined in Regulation S, in reliance on the exemption from registration provided by Regulation S and (b) a Qualified Purchaser. The Transferee acknowledges that no representation is made as to the availability of any exemption from registration or qualification under the Securities Act or any state or other securities laws for resale of the Notes;

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Exh. C-2-6

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(xxii)the Transferee understands that there is no secondary market for the Notes and that no assurances can be given as to the liquidity of any trading market for the Notes and that it is unlikely that a trading market for the Notes will develop. The Transferee further understands that, although the Placement Agents may from time to time make a market in the Notes, the Placement Agents are not under any obligation to do so and, following the commencement of any market-making, may discontinue the same at any time. Accordingly, the Transferee must be prepared to hold the Notes until the Stated Maturity Date;
(xxiii)the Transferee agrees that (i) any sale, pledge or other transfer of a Note (or any beneficial interest therein) made in violation of the transfer restrictions contained in the Indenture, or made based upon any false or inaccurate representation made by the Transferee or a transferee to the Issuer, the Note Administrator, the Trustee or the Note Registrar, will be void and of no force or effect and (ii) none of the Issuer, the Note Administrator, the Trustee and the Note Registrar has any obligation to recognize any sale, pledge or other transfer of a Note (or any beneficial interest therein) made in violation of any such transfer restriction or made based upon any such false or inaccurate representation;
(xxiv)the Transferee approves and consents to any direct trades between the Issuer, the Collateral Manager and the Trustee and/or its affiliates that is permitted under the terms of the Indenture;
(xxv)the Transferee acknowledges that the Issuer, the Collateral Manager, the Note Administrator, the Trustee, the Note Registrar, the Servicer, the Special Servicer, the Placement Agents and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties made or deemed to have been made by it in connection with its purchase of the Notes are no longer accurate, the Transferee will promptly notify the Issuer, the Collateral Manager, the Note Administrator, the Trustee, the Note Registrar, the Servicer, the Special Servicer and the Placement Agents; and
(xxvi)the Notes will bear a legend to the following effect unless the Issuer determines otherwise in compliance with applicable law:
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR”, WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a)

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Exh. C-2-7

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OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (Y) A “QUALIFIED PURCHASER” (A “QUALIFIED PURCHASER”) AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $1 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS BOTH (X) A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S AND (Y) A QUALIFIED PURCHASER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $1 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A GLOBAL NOTE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE, THE NOTE ADMINISTRATOR, OR ANY INTERMEDIARY. IF AT ANY TIME THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH BENEFICIAL INTEREST IN SUCH GLOBAL NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF SUCH INTEREST IN SUCH GLOBAL NOTE VOID AND REQUIRE THAT SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.
ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE MAY NOT BE EXCHANGED OR TRANSFERRED IN WHOLE OR IN PART FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THAT DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

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Exh. C-2-8

4937-3299-2433v.3

[PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE NOTE ADMINISTRATOR.]
You, the Trustee, the Issuer, the Collateral Manager and the Note Administrator are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.
[Name of Transferee]

By:         Name:
Title:

Dated:

cc:    INCREF 2026-FL2 LLC
2300 N. Field Street, Suite 1200
Dallas, Texas 75201

4937-3299-2433v.3

Exh. C-2-9

4937-3299-2433v.3

EXHIBIT C-3
FORM OF TRANSFER CERTIFICATE FOR TRANSFER FROM A REGULATION S GLOBAL NOTE, RULE 144A GLOBAL NOTE OR
DEFINITIVE NOTE TO A DEFINITIVE NOTE
(Transfers pursuant to Article II of the Indenture) Computershare Trust Company, N.A., as Note Administrator
1505 Energy Park Drive St. Paul, Minnesota 55108
Attention: Transfer Agent Group – INCREF 2026-FL2

Re:    INCREF 2026-FL2 LLC, as Issuer of: the Class    Notes, Due 2043 (the “Transferred Notes”)
Reference is hereby made to the Indenture dated as of June 16, 2026 (the “Indenture”), by and among INCREF 2026-FL2 LLC, as issuer, of the Notes, Computershare Trust Company, National Association, as note administrator, paying agent, calculation agent, transfer agent, custodian, securities intermediary, backup advancing agent and notes registrar (in all such capacities, together with its successors and permitted assigns, the “Note Administrator”), Wilmington Trust, National Association, as trustee (in such capacity, together with its permitted successors and assigns, the “Trustee”), and Invesco Commercial Real Estate Finance Investments, LP, as advancing agent. Capitalized terms used but not defined herein will have the meanings assigned to such terms in the Indenture and if not defined in the Indenture then such terms will have the meanings assigned to them in Regulation S (“Regulation S”), or Rule 144A (“Rule 144A”), under the Securities Act of 1933, as amended (the “Securities Act”), and the rules promulgated thereunder.
This letter relates to the transfer of $[ ] aggregate principal amount of Class [ ] Notes being transferred in exchange for a Definitive Note of the same Class in the name of [name of transferee] (the “Transferee”).
In connection with such request, the Transferee hereby certifies that such transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated May 29, 2026 and hereby represents, warrants and agrees for the benefit of the Issuer, the Collateral Manager, the Note Administrator and the Trustee that:
(i)the Transferee is both (A) a QIB (as defined below) or an institution that is an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act (an “IAI”), or an entity in which all of the equity owners are such QIBs or “accredited investors” and (B) a “qualified purchaser” as defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended (a “Qualified Purchaser”);
(ii)the Transferee is acquiring the Notes for its own account (and not for the account of any other Person) in a minimum denomination of $100,000 and in integral multiples of $1 in excess thereof;

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Exh. C-3-1

4937-3299-2433v.3

(iii)the Transferee understands that the Notes have not been and will not be registered or qualified under the Securities Act or the securities laws of any state or other jurisdiction, and, if in the future the Transferee decides to reoffer, resell, pledge or otherwise transfer the Notes, such Notes may be reoffered, resold, pledged or otherwise transferred only in accordance with the provisions of the Indenture and the legends on such Notes. In particular, the Transferee understands that the Notes may be transferred only to a person that is (a) both (1) either (i) a “qualified institutional buyer” as defined in Rule 144A (a “QIB”), who purchases such Notes in reliance on the exemption from Securities Act registration provided by Rule 144A, or (ii) solely in the case of Notes that are issued in the form of Definitive Notes, a QIB or an IAI and (2) a Qualified Purchaser; or (b) a person that is both (1) not a “U.S. person” as defined in Regulation S, and is acquiring the Notes in an “offshore transaction” as defined in Regulation S, in reliance on the exemption from registration provided by Regulation S and (2) a Qualified Purchaser. The Transferee acknowledges that no representation is made as to the availability of any exemption from registration or qualification under the Securities Act or any state or other securities laws for resale of the Notes;
(iv)in connection with the Transferee’s purchase of the Notes: (a) none of the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates is acting as a fiduciary or financial or investment adviser for the Transferee; (b) the Transferee is not relying (for purposes of making any investment decision or otherwise) upon any written or oral advice, counsel or representations of the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates, other than any statements in the final Offering Memorandum relating to such Notes and any representations expressly set forth in a written agreement with such party; (c) the Transferee has read and understands the final Offering Memorandum relating to such Notes (including, without limitation, the descriptions therein of the structure of the transaction in which the Notes are being issued and the risks to purchasers of the Notes); (d) none of the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates has given to the Transferee (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of the Transferee’s purchase of the Notes;
(e) the Transferee has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer, the Note Administrator, the Trustee, or any of their respective affiliates; (f) the Transferee

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will hold and transfer at least the minimum denomination of such Notes; (g) the Transferee was

Exh. C-3-2

4937-3299-2433v.3

not formed for the purpose of investing in the Notes; and (h) the Transferee is a sophisticated investor and is purchasing the Notes with a full understanding of all of the terms, conditions and risks thereof, and it is capable of assuming and willing to assume those risks;
(v)the Transferee is acquiring the Notes as principal solely for its own account for investment and not with a view to the resale, distribution or other disposition thereof in violation of the Securities Act or the securities laws of any state or other jurisdiction; it is not a (A) partnership, (B) common trust fund, or
(C) special trust, pension, profit-sharing or other retirement trust fund or plan in which the partners, beneficiaries or participants may designate the particular investments to be made; it agrees that it shall not hold any Notes for the benefit of any other person, that it shall at all times be the sole beneficial owner thereof for purposes of the 1940 Act and all other purposes and that it shall not sell participation interests in the Notes or enter into any other arrangement pursuant to which any other person shall be entitled to a beneficial interest in the distributions on the Notes;
(vi)(a) it is not and will not be, and is not acting on behalf of or using any assets of any person that is or will become, an “employee benefit plan” (as defined in Section 3(3) of ERISA) subject to Title I of ERISA, a “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, any other employee benefit plan that is subject to any federal, state, local or other law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”) or any entity whose underlying assets are deemed to include “plan assets” by reason of such a plan’s investment in the entity or otherwise (any of the foregoing, a “Plan”) or (b) in the case of the Offered Notes, its acquisition, holding and disposition of the Transferred Notes do not and will not constitute or give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or, in the case of a Plan subject to Similar Law, a violation of Similar Law;
(vii)the Transferee will treat its Notes as debt of INCREF Sub-REIT, LLC for United States federal and, to the extent permitted by law, state and local income and franchise tax purposes unless otherwise required by any relevant taxing authority;
(viii)the Transferee acknowledges that it is its intent and that it understands it is the intent of the Issuer that, for purposes of U.S. federal, state and local income and franchise tax and any other income taxes, for so long as a direct or indirect wholly-owned disregarded subsidiary of INCREF Sub-REIT, LLC (or a subsequent REIT) owns 100% of the Class F Notes, the Class G Notes, the Income Notes and the Membership Interests, the Issuer will be treated as a Qualified REIT Subsidiary and the Offered Notes will be treated as indebtedness solely of INCREF Sub-REIT, LLC or such subsequent REIT; the Transferee agrees to such treatment and agrees to take no action inconsistent with such treatment;

4937-3299-2433v.3

(ix)if the Transferee is not a “United States person” (as defined in Section 7701(a)(30) of the Code), it hereby represents that (i) either (A) it is not a bank extending credit

Exh. C-3-3

4937-3299-2433v.3

pursuant to a loan agreement entered into in the ordinary course of its trade or business (within the meaning of Section 881(c)(3)(A) of the Code), a 10% shareholder of the Issuer within the meaning of Section 871(h)(3) of the Code or a controlled foreign corporation within the meaning of Section 957(a) of the Code that is related to the Issuer within the meaning of Section 881(c)(3) of the Code,
(B) it is a person that has provided an IRS Form W-8BEN or an IRS Form W-8BEN-E, as applicable, indicating that it is eligible for benefits under an income tax treaty with the United States that completely eliminates U.S. federal income taxation of U.S. source interest not attributable to a permanent establishment in the United States, or (C) it has provided an IRS Form W-8ECI representing that all payments received or to be received by it on the Notes are effectively connected with the conduct of a trade or business in the United States, and (ii) it is not purchasing the Notes in order to reduce its U.S. federal income tax liability pursuant to a tax avoidance plan;
(x)the Transferee acknowledges that the Transferred Notes are limited recourse obligations of the Issuer payable solely from the Collateral in accordance with the Indenture, and following realization of the Collateral in accordance with the Indenture, all claims of Noteholders shall be extinguished and shall not thereafter revive;
(xi)the Transferee understands that (A) the Issuer, the Collateral Manager, the Note Administrator, the Trustee or the Paying Agent will require certification acceptable to them (1) as a condition to the payment of principal of and interest on any Notes without, or at a reduced rate of, U.S. withholding or backup withholding tax, and (2) to enable the Issuer, the Collateral Manager, the Note Administrator, the Trustee and the Paying Agent to determine their duties and liabilities with respect to any taxes or other charges that they may be required to pay, deduct or withhold from payments in respect of such Notes or the holder of such Notes under any present or future law or regulation of the United States or any present or future law or regulation of any political subdivision thereof or taxing authority therein or to comply with any reporting or other requirements under any such law or regulation, which certification may include U.S. federal income tax forms (such as IRS Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals)), IRS Form W-8BEN-E (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities)), IRS Form W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-through Entity, or Certain U.S. Branches for United States Tax Withholding and Reporting), IRS Form W-9 (Request for Taxpayer Identification Number and Certification), IRS Form W-8EXP (Certificate of Foreign Government or Other Foreign Organization for United States Tax Withholdings and Reporting) or IRS Form W-8ECI (Certificate of Foreign Person’s Claim that Income is Effectively Connected with the Conduct of a Trade or Business in the United States) or any successors to such IRS forms); (B) the Issuer, the Note Administrator, the Trustee or the Paying Agent may require certification acceptable to them to

4937-3299-2433v.3

enable the Issuer to qualify for a reduced rate of withholding in any jurisdiction from or through which the Issuer receives

Exh. C-3-4

4937-3299-2433v.3

payments on its assets; (C) the Issuer, the Collateral Manager, the Trustee or the Paying Agent will require the Transferee to provide the Issuer, the Note Administrator, the Trustee or the Paying Agent with any correct, complete and accurate information that may be required for the Issuer, the Note Administrator, the Trustee or the Paying Agent to comply with FATCA requirements and will take any other actions necessary for the Issuer, the Note Administrator, the Trustee or the Paying Agent to comply with FATCA requirements in the event the Transferee fails to provide such information or take such actions, (1) the Issuer, the Note Administrator, the Trustee and the Paying Agent are authorized to withhold amounts otherwise distributable to the Transferee as compensation for any amount withheld from payments to the Issuer, the Note Administrator, the Trustee or the Paying Agent as a result of such failure, (2) to the extent necessary to avoid an adverse effect on the Issuer or any other holder of Notes as a result of such failure, the Transferee may be compelled to sell its Notes or, if the Transferee does not sell its Notes within 10 business days after notice from the Issuer, the Note Administrator, the Trustee or the Paying Agent, such Notes may be sold at a public or private sale called and conducted in any manner permitted by law, and to remit the net proceeds of such sale (taking into account any taxes incurred by the Issuer in connection with such sale) to the Transferee as payment in full for such Notes and (3) the Issuer may also assign each such Note a separate CUSIP or CUSIPs in the Issuer’s sole discretion; (D) if the Transferee is a “foreign financial institution” or other foreign financial entity subject to FATCA and does not provide the Issuer, the Collateral Manager, Note Administrator, the Trustee or Paying Agent with evidence that it has complied with the applicable FATCA, the Issuer, Note Administrator, Trustee or Paying Agent may be required to withhold amounts under FATCA on payments to the Transferee; and (E) the Transferee agrees to provide any certification requested pursuant to this paragraph and to update or replace such form or certification in accordance with its terms or its subsequent amendments;
(xii)the Transferee agrees not to seek to commence in respect of the Issuer, or cause the Issuer to commence, a bankruptcy proceeding before a year and a day has elapsed since the payment in full to the holders of the Notes issued pursuant to the Indenture or, if longer, the applicable preference period (plus one day) then in effect;
(xiii)the Transferee acknowledges that, to the extent required by the Issuer, as determined by the Issuer or the Collateral Manager on behalf of the Issuer, the Issuer may, upon notice to the Note Administrator and the Trustee, impose additional transfer restrictions on the Notes to comply with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and other similar laws or regulations, including, without limitation, requiring each transferee of a Note to make representations to the Issuer in connection with such compliance;
(xiv)the Transferee acknowledges that, each investor or prospective investor will be required to make such representations to the Issuer, as determined by the Issuer or

4937-3299-2433v.3

Exh. C-3-5

4937-3299-2433v.3

the Collateral Manager on behalf of the Issuer, as the Issuer will require in connection with applicable AML/OFAC obligations, including, without limitation, representations to the Issuer that such investor or prospective investor (or any person controlling or controlled by the investor or prospective investor; if the investor or prospective investor is a privately held entity, any person having a beneficial interest in the investor or prospective investor; or any person for whom the investor or prospective investor is acting as agent or nominee in connection with the investment) is not (i) an individual or entity named on any available lists of known or suspected terrorists, terrorist organizations or of other sanctioned persons issued by the United States government and the government(s) of any jurisdiction(s) in which the entity is doing business, including the List of Specially Designated Nationals and Blocked Persons administered by OFAC, as such list may be amended from time to time; (ii) an individual or entity otherwise prohibited by the OFAC sanctions programs; or (iii) a current or former senior foreign political figure or politically exposed person, or an immediate family member or close associate of such an individual. Further, such investor or prospective investor must represent to the Issuer that it is not a prohibited foreign shell bank;
(xv)the Transferee acknowledges that, each investor or prospective investor will also be required to represent to the Issuer that amounts invested with the Issuer were not directly or indirectly derived from activities that may contravene U.S. federal, state or international laws and regulations, including, without limitation, any applicable anti-money laundering laws and regulations;
(xvi)the Transferee acknowledges that, by law, the Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer or other service providers acting on behalf of the Issuer, may be obligated to “freeze” any investment in a Note by such investor. The Issuer, the Placement Agents, the Collateral Manager, the Servicer, the Special Servicer or other service providers acting on behalf of the Issuer may also be required to report such action and to disclose the investor’s identity to OFAC or other applicable governmental and regulatory authorities;
(xvii)the Transferee understands that the Issuer, the Note Administrator, the Trustee and the Placement Agents will rely upon the accuracy and truth of the foregoing representations, and it hereby consents to such reliance; and
(xviii)the Definitive Notes will bear a legend to the following effect unless the Issuer determines otherwise in compliance with applicable law:
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT: (A) (I) TO, OR FOR THE ACCOUNT OR

4937-3299-2433v.3

BENEFIT OF, A PERSON THAT IS BOTH (X) EITHER (1) A “QUALIFIED INSTITUTIONAL BUYER” (A “QIB”), AS DEFINED IN RULE 144A UNDER THE

Exh. C-3-6

4937-3299-2433v.3

SECURITIES ACT (“RULE 144A”), OR (2) SOLELY IN THE CASE OF A NOTE ISSUED AS A DEFINITIVE NOTE, A QIB OR AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR”, WITHIN THE MEANING OF CLAUSES (1), (2), (3), OR (7) OF RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, OR AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE SUCH ACCREDITED INVESTORS AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE 1940 ACT AND THE RULES THEREUNDER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN
$100,000 (AND INTEGRAL MULTIPLES OF $1 IN EXCESS THEREOF) FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE; OR (II) TO AN INSTITUTION THAT IS (X) A NON-“U.S. PERSON” IN AN “OFFSHORE TRANSACTION,” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S AND (Y) A QUALIFIED PURCHASER, IN EACH CASE IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 (AND INTEGRAL MULTIPLES OF $1 IN EXCESS THEREOF), SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A DEFINITIVE NOTE WILL BE REQUIRED TO MAKE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.5 OF THE INDENTURE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE, THE NOTE ADMINISTRATOR, OR ANY INTERMEDIARY. IF AT ANY TIME, THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH NOTE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE INDENTURE, THE TRUSTEE AND THE NOTE ADMINISTRATOR MAY CONSIDER THE ACQUISITION OF THIS NOTE VOID AND REQUIRE THAT THIS NOTE BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.
You, the Trustee, the Issuer, the Collateral Manager and the Note Administrator are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.
[Name of Transferee]

By:         Name:
Title:

Dated:
cc:    INCREF 2026-FL2 LLC
2300 N. Field Street, Suite 1200

4937-3299-2433v.3

Exh. C-3-7

4937-3299-2433v.3

Dallas, Texas 75201

4937-3299-2433v.3

Exh. C-3-8

4937-3299-2433v.3

EXHIBIT C-4-A
FORM OF TRANSFEROR CERTIFICATE FOR RULE 144A GLOBAL NOTE
TO TEMPORARY REGULATION S GLOBAL NOTE
Computershare Trust Company, National Association, as Note Administrator 1505 Energy Park Drive
St. Paul, Minnesota 55108
Attention: Note Transfers – INCREF 2026-FL2

Re: INCREF 2026-FL2 LLC, as Issuer of: the Class [ ] Notes, Due 2043 Reference is hereby made to the Indenture, dated as of June 16, 2026 (the
“Indenture”), among INCREF 2026-FL2 LLC, as issuer, Invesco Commercial Real Estate Finance Investments, LP, as advancing agent, Wilmington Trust, National Association, as trustee, Computershare Trust Company, National Association, as note administrator and as custodian. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
This letter relates to US $[         ] aggregate principal amount of the Class [ ] Notes (the “Notes”) which are held in the form of a beneficial interest in the Rule 144A Global Note of such Class (CUSIP No. [    ]) with the Depository in the name of [insert name of Transferor] (the “Transferor”). The Transferor has requested an exchange or transfer of such beneficial interest for a beneficial interest in the Temporary Regulation S Global Note of such Class (CINS No. [    ] and ISIN No. [    ]) to be held with the Depository in the name of [Euroclear] [Clearstream, Luxembourg]* (Common Code No. [    ]).
In connection with such request and in respect of such Notes, the Transferor does hereby certify that such exchange or transfer has been made in compliance with the transfer restrictions set forth in the Indenture and pursuant to and in accordance with Regulation S (“Regulation S”) under the Securities Act of 1933, as amended (the “Securities Act”), and accordingly the Transferor does hereby certify that:
(1)    the offer of the Notes was not made to a person in the United States;
[(2) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed and believes that the transferee was outside the United States;]**
[(2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;]**

*    Select appropriate depository.
**    Insert one of these two provisions, which come from the definition of “offshore transaction” in Regulation S.

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Exh. C-4-A-1

4937-3299-2433v.3

(3)no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and
(4)the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.
You, the Trustee, the Issuer, the Collateral Manager and the Note Administrator are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

[Insert Name of Transferor]

By:         Name:
Title:
Dated:
cc: INCREF 2026-FL2 LLC

4937-3299-2433v.3

Exh. C-4-A-2

4937-3299-2433v.3

EXHIBIT C-4-B
FORM OF TRANSFEROR CERTIFICATE FOR RULE 144A GLOBAL NOTE
TO REGULATION S GLOBAL NOTE

Computershare Trust Company, National Association, as Note Administrator 1505 Energy Park Drive
St. Paul, Minnesota 55108
Attention: Note Transfers – INCREF 2026-FL2

Re: INCREF 2026-FL2 LLC, as Issuer of: the Class [ ] Notes, Due 2043 Reference is hereby made to the Indenture, dated as of June 16, 2026 (the
“Indenture”), among INCREF 2026-FL2 LLC, as issuer, Invesco Commercial Real Estate Finance Investments, LP, as advancing agent, Wilmington Trust, National Association, as trustee, Computershare Trust Company, National Association, as note administrator and as custodian. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
This letter relates to US $[        ] aggregate principal amount of the Class [ ] Notes (the “Notes”) which are held in the form of a beneficial interest in the Rule 144A Global Note of such Class (CUSIP No. [    ]) with the Depository in the name of [insert name of Transferor] (the “Transferor”). The Transferor has requested an exchange or transfer of such beneficial interest for a beneficial interest in the Regulation S Global Note of such Class (CINS No. [    ], ISIN No. [    ] and Common Code No. [    ]).
In connection with such request and in respect of such Notes, the Transferor does hereby certify that such exchange or transfer has been made in compliance with the transfer restrictions set forth in the Indenture, and
(i)[with respect to transfers made in reliance on Regulation S (“Regulation S”) under the Securities Act of 1933, as amended (the “Securities Act”), the Transferor does hereby certify that:
(1)the offer of the Notes was not made to a person in the United States;
[(2) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed and believes that the transferee was outside the United States;]**

**    Insert one of these two provisions, which come from the definition of “offshore transaction” in Regulation S.

4937-3299-2433v.3

Exh. C-4-B-1

4937-3299-2433v.3

[(2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;]**
(3)no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and
(4)the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.]
(ii)[with respect to transfers made in reliance on Rule 144 under the Securities Act of 1933, as amended, the Transferor does hereby certify that the Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act, and the Transferor has enclosed with this certificate an opinion of counsel to the effect that the transferee is entitled to hold its interest in the Notes in the form of an interest in the Regulation S Global Note, without any registration of such Notes under the Securities Act.]
You, the Trustee, the Issuer, the Collateral Manager and the Note Administrator are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

[Insert Name of Transferor]

By:         Name:
Title:
Dated:
cc: INCREF 2026-FL2 LLC

4937-3299-2433v.3

Exh. C-4-B-2

4937-3299-2433v.3

EXHIBIT C-5
FORM OF TRANSFEROR CERTIFICATE
FOR TEMPORARY REGULATION S GLOBAL NOTE
TO RULE 144A GLOBAL NOTE DURING RESTRICTED PERIOD
Computershare Trust Company, National Association, as Note Administrator 1505 Energy Park Drive
St. Paul, Minnesota 55108
Attention: Note Transfers – INCREF 2026-FL2

Re: INCREF 2026-FL2 LLC, as Issuer of: the Class [ ] Notes, Due 2043 Reference is hereby made to the Indenture, dated as of June 16, 2026 (the
“Indenture”), among INCREF 2026-FL2 LLC, as issuer, Invesco Commercial Real Estate Finance Investments, LP, as advancing agent, Wilmington Trust, National Association, as trustee, Computershare Trust Company, National Association, as note administrator and as custodian. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
This letter relates to US $[    ] aggregate principal amount of the Class [ ] Notes (the “Notes”) which are held in the form of a beneficial interest in the Temporary Regulation S Global Note of such Class (CINS No. [    ] and ISIN No. [    ]) with [Euroclear] [Clearstream, Luxembourg]* (Common Code [        ]) through the Depository in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested an exchange or transfer of such beneficial interest for a beneficial interest in the Rule 144A Global Note of such Class (CUSIP No. [    ]).
In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such Notes are being exchanged or transferred in accordance with Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “Securities Act”), to a transferee that the Transferor reasonably believes is purchasing the Notes for its own account, or for one or more accounts with respect to which the transferee exercises sole investment discretion, and the transferee and any such account is a “qualified institutional buyer” within the meaning of Rule 144A in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or other applicable jurisdiction.
You, the Trustee, the Issuer, the Collateral Manager and the Note Administrator are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

*    Select appropriate depository.

4937-3299-2433v.3

Exh. C-5-1

4937-3299-2433v.3

[Insert Name of Transferor]

4937-3299-2433v.3

Dated:
cc: INCREF 2026-FL2 LLC

By:         Name:
Title:

Exh. C-5-2

4937-3299-2433v.3

EXHIBIT C-6-A
FORM OF TRANSFEROR CERTIFICATE FOR DEFINITIVE NOTE
TO TEMPORARY REGULATION S GLOBAL NOTE
Computershare Trust Company, National Association, as Note Administrator 1505 Energy Park Drive
St. Paul, Minnesota 55108
Attention: Note Transfers – INCREF 2026-FL2

Re: INCREF 2026-FL2 LLC, as Issuer of: the Class [ ] Notes, Due 2043 Reference is hereby made to the Indenture, dated as of June 16, 2026 (the
“Indenture”), among INCREF 2026-FL2 LLC, as issuer, Invesco Commercial Real Estate Finance Investments, LP, as advancing agent, Wilmington Trust, National Association, as trustee, Computershare Trust Company, National Association, as note administrator and as custodian. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
This letter relates to US $[    ] aggregate principal amount of the Class [ ] Notes (the “Notes”) which are held in the form of Definitive Notes of such Class (CUSIP No. [    ]) in the name of [insert name of Transferor] (the “Transferor”). The Transferor has requested an exchange or transfer of such Definitive Notes for a beneficial interest in the Temporary Regulation S Global Note of such Class (CINS No. [    ] and ISIN No. [    ]) to be held with [Euroclear] [Clearstream, Luxembourg]* (Common Code No. [    ]) through the Depository.
In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such exchange or transfer has been made in compliance with the transfer restrictions set forth in the Indenture and pursuant to and in accordance with Regulation S (“Regulation S”) under the Securities Act of 1933, as amended (the “Securities Act”), and accordingly the Transferor does hereby certify that:
(1)    the offer of the Notes was not made to a person in the United States;
[(2) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed and believes that the transferee was outside the United States;]**
[(2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;] **

*    Select appropriate depository.
**    Insert one of these two provisions, which come from the definition of “offshore transaction” in Regulation S.

Exh. C-6-A-1

4937-3299-2433v.3

(3)no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and
(4)the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.
You, the Trustee, the Issuer, the Collateral Manager and the Note Administrator are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

[Insert Name of Transferor]

By:         Name:
Title:
Dated:
cc: INCREF 2026-FL2 LLC

4937-3299-2433v.3

Exh. C-6-A-2

4937-3299-2433v.3

EXHIBIT C-6-B
FORM OF TRANSFEROR CERTIFICATE FOR DEFINITIVE NOTE
TO REGULATION S GLOBAL NOTE
Computershare Trust Company, National Association, as Note Administrator 1505 Energy Park Drive
St. Paul, Minnesota 55108
Attention: Note Transfers – INCREF 2026-FL2

Re: INCREF 2026-FL2 LLC, as Issuer of: the Class [ ] Notes, Due 2043 Reference is hereby made to the Indenture, dated as of June 16, 2026 (the
“Indenture”), among INCREF 2026-FL2 LLC, as issuer, Invesco Commercial Real Estate Finance Investments, LP, as advancing agent, Wilmington Trust, National Association, as trustee, Computershare Trust Company, National Association, as note administrator and as custodian. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
This letter relates to US $[    ] aggregate principal amount of the Class [ ] Notes (the “Notes”) which are held in the form of Definitive Notes of such Class (CUSIP No. [    ]) in the name of [insert name of Transferor] (the “Transferor”). The Transferor has requested an exchange or transfer of such Definitive Notes for a beneficial interest in the Regulation S Global Note of such Class (CINS No. [    ], ISIN No. [    ] and Common Code No. [    ]).
In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such exchange or transfer has been made in compliance with the transfer restrictions set forth in the Indenture, and:
(i)[with respect to transfers made in reliance on Regulation S (“Regulation S”) under the Securities Act of 1933, as amended (the “Securities Act”), the Transferor does hereby certify that:
(1)the offer of the Notes was not made to a person in the United States;
[(2) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed and believes that the transferee was outside the United States;]**
[(2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;]**

**    Insert one of these two provisions, which come from the definition of “offshore transaction” in Regulation S.

4937-3299-2433v.3

Exh. C-6-B-1

4937-3299-2433v.3

(3)no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and
(4)the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.]
(ii)[with respect to transfers made in reliance on Rule 144 under the Securities Act of 1933, as amended, the Transferor does hereby certify that the Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act, and the Transferor has enclosed with this certificate an opinion of counsel to the effect that the transferee is entitled to hold its interest in the Notes in the form of an interest in the Regulation S Global Note, without any registration of such Notes under the Securities Act.]
You, the Trustee, the Issuer, the Collateral Manager and the Note Administrator are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

[Insert Name of Transferor]

By:         Name:
Title:
Dated:
cc: INCREF 2026-FL2 LLC

4937-3299-2433v.3

Exh. C-6-B-2

4937-3299-2433v.3

EXHIBIT C-7
FORM OF CERTIFICATION TO BE GIVEN BY BENEFICIAL OWNER OF TEMPORARY REGULATION S GLOBAL NOTE
Computershare Trust Company, National Association, as Note Administrator 1505 Energy Park Drive
St. Paul, Minnesota 55108
Attention: Note Transfers – INCREF 2026-FL2
[Euroclear Bank Representative Office 40 Wall Street, 39th Floor
New York, New York 10005]
[Clearstream New York Representative Office 55 Broad Street, 8th Floor
New York, New York 10004]

Re: INCREF 2026-FL2 LLC, as Issuer of: the Class [ ] Notes, Due 2043 Reference is hereby made to the Indenture, dated as of June 16, 2026 (the
“Indenture”), among INCREF 2026-FL2 LLC, as issuer, Invesco Commercial Real Estate Finance Investments, LP, as advancing agent, Wilmington Trust, National Association, as trustee, Computershare Trust Company, National Association, as note administrator and as custodian. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
[For purposes of acquiring a beneficial interest in a Regulation S Global Note of the Class specified above after the expiration of the Restricted Period,] [For purposes of receiving payments under a Temporary Regulation S Global Note of the Class specified above,]* the undersigned holder of a beneficial interest in a Temporary Regulation S Global Note of the Class specified above issued under the Indenture certifies that it is an institution and is not a U.S. Person as defined by Regulation S under the Securities Act of 1933, as amended.
[We undertake to advise you promptly by facsimile on or prior to the date on which you intend to submit your corresponding certification relating to the Notes of the Class specified above held by you for our account if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.]
You, the Trustee, the Issuer, the Collateral Manager and the Note Administrator are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof

*    Select, as applicable.

4937-3299-2433v.3

Exh. C-7-1

4937-3299-2433v.3

to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

Dated:

By:
as, or as agent for, the holder of a beneficial interest in the Notes to which this certificate relates.

4937-3299-2433v.3

Exh. C-7-2

4937-3299-2433v.3

INCREF 2026-FL2 LLC

FORM OF CUSTODIAN RECEIPT
KeyBank National Association

EXHIBIT D

4937-3299-2433v.3

2300 N. Field Street, Suite 1200
Dallas, Texas 75201 Attention: Susan Mitchell
Email: Susan.Mitchell2@Invesco.com
Computershare Trust Company, National Association, as Note Administrator
9062 Old Annapolis Road Columbia, Maryland 21045
Attention: Computershare Corporate Trust – INCREF 2026-FL2
Email: CCTCREBondAdmin@computershare.com Trustadministrationgroup@computershare.com
Wilmington Trust, National Association, as Trustee
1100 North Market Street Wilmington, Delaware 19890
Attention: CMBS Trustee – INCREF 2026-FL2
Email: cmbstrustee@wilmingtontrust.com
Re:    INCREF 2026-FL2 LLC (the “Issuer”)
To the above-mentioned parties:

11501 Outlook Street, Suite 300 Overland Park, Kansas 66211 Attention: Todd Reynolds
Email: todd_reynolds@keybank.com

Bellwether Asset Services, LLC 200 N Pacific Coast Hwy, Ste 1400 El Segundo, CA 90245
Attention: Dennis Grzeskowiak
Email: dgrzeskowiak@bellwetherco.com

Invesco Advisers, Inc. c/o Invesco Real Estate
2300 N. Field Street, Suite 1200
Dallas, Texas 75201 Attention: Susan Mitchell
Email: Susan.Mitchell2@Invesco.com
In accordance with the provisions of the Indenture, dated as of June 16, 2026 (the “Indenture”), by and among the Issuer, Invesco Commercial Real Estate Finance Investments, LP, as advancing agent, Wilmington Trust, National Association, as Trustee, Computershare Trust Company, National Association, as note administrator (in such capacity and, together with any successor note administrator permitted under the Indenture, the “Note Administrator”), and as custodian, the undersigned, as the Custodian, hereby certifies pursuant to Section 3.3(f) of the Indenture that it has reviewed or caused to be reviewed the Collateral Interest Files and [subject to any exceptions set forth on Schedule II attached hereto] (A) the documents referred to in Section 3.3(e) of the Indenture and set forth on Schedule I attached hereto have been received and
(B) that such documents have been executed, appear on their face to be what they purport to be, purport to be recorded or filed (as applicable) and have not been torn, mutilated or otherwise defaced, and appear on their faces to relate to the Collateral Interest. Capitalized terms used but not defined in this Receipt have the meanings assigned to them in the Indenture.
The Custodian shall have no responsibility for reviewing the Collateral Interest File except as expressly set forth in Section 3.3(f) of the Indenture. None of the Trustee, the Note Administrator,

Exh. D-1

4937-3299-2433v.3

and the Custodian shall be under any duty or obligation to inspect, review, or examine any such documents, instruments or certificates to independently determine that they are valid, genuine, enforceable, legally sufficient, duly authorized, or appropriate for the represented purpose, whether the text of any assignment or endorsement is in proper or recordable form (except to determine if the endorsement conforms to the requirements of Section 3.3(e) of the Indenture), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, to independently determine that any document has actually been filed or recorded in the appropriate office, that any document is other than what it purports to be on its face, or whether the title insurance policies relate to the Mortgaged Property.
Computershare Trust Company, National Association,
solely in its capacity as Custodian

By:          Name:
Title:

Exh. D-2

4937-3299-2433v.3

EXHIBIT E
FORM OF REQUEST FOR RELEASE
To:    Computershare Trust Company, National Association, as Custodian
1055 10th Avenue SE Minneapolis, Minnesota 55414
Attention: Document Custody Group – INCREF 2026-FL2 LLC

In connection with the administration of the Collateral Interests held by you as the Custodian on behalf of the Issuer, we request the release, to the recipient specified below, of the document(s) specified below for the Collateral Interest described below, for the reason indicated below.

Name of Collateral Interest (as specified on Annex A):
Name of Obligor of Collateral Interest:
Outstanding Principal Balance of Collateral Interest:
Name, Address and Telephone Number of Recipient:
Description of Documents to Be Released:	[Entire Collateral Interest File] / [INSERT DESCRIPTION OF DOCUMENTS]
Reason for Requesting Documents (check one):

☐	1.
Collateral Interest Paid in Full. The undersigned hereby certifies that all amounts received in connection therewith that are required to be remitted by the obligors thereunder have been paid in full, and that any amounts in respect thereof required to be remitted to the Servicer pursuant to the Servicing Agreement have been so remitted.

☐	2.
Collateral Interest Sold or Liquidated. The undersigned hereby certifies that all proceeds of sale, exchange, or other disposition or insurance, condemnation or other liquidation have been or are expected to be finally received and that any amounts in

4937-3299-2433v.3

Exh. E-1

4937-3299-2433v.3

		respect thereof required to be remitted to the Servicer pursuant to the Servicing Agreement have been or are expected to be so remitted.
☐	3.
Modifications; Exercise of Remedies. The undersigned hereby certifies that the release of the documents described above is required in connection with a modification, workout or restructuring to the terms of the Collateral Interest or in connection with the exercise, or anticipated exercise, of remedies thereunder.

☐	4.
Servicing Shift. The undersigned hereby certifies that the relevant Collateral Interest is a Servicing Shift Collateral Interest and that the relevant files are being released to the holder of the Servicing Shift Lead Interest or a custodian on its behalf pursuant to Section 3.3(k) of the Indenture.

☐	5.
Redemption. The undersigned hereby certifies that, in connection with a redemption of the Notes on      and the sale of all of the Collateral Interests in connection therewith, each Collateral Interest will be transferred to      in accordance with Section of the Indenture, and any amounts in respect thereof required to be remitted to the Note Administrator pursuant to the Indenture will be so remitted.

☐	6.	Other (explain).

If box 1, 2, 3 or 4 above is checked, and if all or part of the Loan Documents were previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Collateral Interest.
If box 2 or 5 above is checked, it is hereby acknowledged that a security interest pursuant to the Uniform Commercial Code in the Collateral Interest described above and in the proceeds of said Collateral Interest has been granted to the Trustee pursuant to the Indenture.
If box 5 above is checked, in consideration of the aforesaid delivery by the Custodian, the undersigned hereby agrees to return to the Custodian each Loan Document released from custody pursuant to this Request within 20 Business Days of receipt thereof (except such Loan Documents as are released in connection with a sale, exchange or other disposition, in each case only as permitted under the Indenture, of the related Collateral Interest that is consummated within such 20-Business Day period).
Capitalized terms used but not defined in this Request have the meanings assigned to them in the Indenture, dated as of June 16, 2026, by and among INCREF 2026-FL2 LLC, as Issuer, Invesco Commercial Real Estate Finance Investments, LP, as advancing agent, Wilmington Trust, National Association, as Trustee, Computershare Trust Company, National Association, as note administrator (in such capacity and, together with any successor note administrator permitted under the Indenture, the “Note Administrator”), and as custodian.

Exh. E-2

4937-3299-2433v.3

[INVESCO ADVISERS, INC., as Collateral Manager][KEYBANK NATIONAL ASSOCIATION, as Servicer][BELLWETHER
ASSET SERVICES, LLC, as Special Servicer]

By:          Name:
Title:

Exh. E-3

4937-3299-2433v.3

EXHIBIT F
FORM OF AUCTION CALL PROCEDURE
I.Pre-Auction Process
a)The Special Servicer will initiate the Auction Procedures 15 days before each Payment Date occurring in March, June, September and December of each year commencing on the Payment Date in June 2036 (each, an “Auction Call Redemption Date”) by: (i) preparing a list of the Collateral; (ii) deriving a list of not less than three Eligible Bidders (the “Selected Bidders”) not Affiliates of (or funds or accounts managed by) the Special Servicer and any additional Eligible Bidders, which may include Affiliates of (or funds or accounts managed by) the Special Servicer (such additional Eligible Bidders, together with the Selected Bidders, the “Listed Bidders”) and requesting bids on a date (the “Auction Date”) at least 10 Business Days before the Auction Call Redemption Date, and (iii) notifying the Trustee of the list of Listed Bidders (the “List”).
b)The general solicitation package which the Special Servicer shall deliver to the Listed Bidders will include: (1) a form of a purchase agreement (“Purchase Agreement”) provided to the Trustee by the Special Servicer (which shall provide that (A) upon satisfaction of all conditions precedent therein, the purchaser is irrevocably obligated to purchase, and the Issuer is irrevocably obligated to sell, the Collateral on the date and on the terms stated therein, (B) if any Collateral is to be sold to multiple different bidders, that the consummation of the purchase of all Collateral must occur simultaneously and that the closing of each purchase is conditional on the closing of all other purchases, and (C) if for any reason whatsoever the Trustee has not received, by 10 or more Business Days before the Auction Call Redemption Date, payment in full in immediately available funds of the aggregate purchase price for all of the Collateral, at least equal to the aggregate Redemption Price for each Outstanding Class of Notes (the “Minimum Bid Amount”), the obligations of the parties shall terminate and the Issuer shall have no obligation or liability whatsoever), (2) the minimum aggregate cash purchase price (which shall be determined by the Special Servicer for the various Collateral or group thereof); (3) the list of the Collateral;
(4) a formal bid sheet (which shall permit the bidder to bid for some or all of the Collateral provided to the Trustee by the Special Servicer), including a representation from the bidder that it is an Eligible Bidder; (5) a detailed timetable; and (6) copies of a Purchase Agreement and all other transfer documents provided to the Trustee by the Special Servicer (including transfer certificates and subscription agreements which a bidder must execute and a list of the requirements which the bidder must satisfy).
c)The Special Servicer will send solicitation packages to all Listed Bidders on the List at least 20 Business Days before the Auction Call Redemption Date. Listed Bidders will be required to submit any due diligence questions (or comments on the draft Purchase Agreement) in writing to the Special Servicer by a date specified in the solicitation package. The Special Servicer will be required to answer all relevant questions by a date specified in the solicitation package and will distribute the revised final Purchase Agreement to all Listed Bidders (with a copy to the Issuer).

4937-3299-2433v.3

Exh. F-1

4937-3299-2433v.3

II.Auction Process
a)To the extent any Holder, any Placement Agent and any of their respective Affiliates are Eligible Bidders, such parties will be allowed to bid in the Auction but will not be required to do so.
b)On the Auction Date, all bids will be due by electronic transmission to the offices of the Trustee by 11:00 a.m. New York City time, with the winning bidder to be notified by 3:00
p.m. New York City time. All bids from Listed Bidders on the List will be due on the bid sheet contained in the solicitation package. Each bid shall be for the purchase and delivery to one purchaser (i) of all (but not less than all) of the Collateral or (ii) identified Collateral.
c)Reserved.
d)With the advice of the Special Servicer, the Trustee shall select the bid or bids which result in the Highest Auction Price (in excess of the specified Minimum Bid Amount) from one or more Listed Bidders.
e)Upon notification to the winning bidder or bidders, the winning bidder or bidders will be required to deliver to the Trustee a signed counterpart of the Purchase Agreement no later than 4:00 p.m. New York City time on the Auction Date. Each winning bidder shall make payment in full of the purchase price on the Business Day (the “Auction Purchase Closing Date”) specified in the general solicitation package (which shall be the tenth Business Day before the Auction Call Redemption Date). If a winning bidder so requests, the Trustee and the Issuer will enter into a bailee letter with the winning bidder and its designated bank (which bank shall be subject to approval by the Issuer or the Special Servicer on behalf of the Issuer); provided, that such bank enters into an account control agreement with the Trustee and the Issuer and has been assigned ratings at least equal to those required for a successor Trustee pursuant to the Indenture. If the above requirements are satisfied, the Trustee shall deliver the Collateral (to be sold to such bidder) pursuant thereto to the bailee bank at least one Business Day prior to the closing on the sale of the Collateral and accept payment of the purchase price pursuant thereto. If payment in full of the purchase price is not made by the Auction Purchase Closing Date for any reason whatsoever by any winning bidder, the Issuer shall decline to consummate the sale of any Collateral, the Trustee and the Issuer shall direct the bailee bank to return the Collateral to the Trustee, and (if notice of redemption has been given by the Trustee) the Trustee shall give notice (in accordance with the Trust Deed) that the Auction Call Redemption will not occur.
As used in this Exhibit F, “Eligible Bidder” means, any person that is able to satisfy the requirements under the Purchase Agreement and all other transfer documents applicable to the transactions for which such bid is submitted.
As used in this Exhibit F, “Highest Auction Price” means, whichever is higher, (i) the highest price bid by any Listed Bidder for all of the Collateral, or (ii) the sum of the highest prices bid by a Listed Bidder for any Collateral or group of Collateral. In any case in which more than one bidder bids for one or more items of Collateral in combination with other Collateral, the Special Servicer will select the bids which maximize the net sales proceeds to be received by the Auction. In each case, the price bid by a bidder shall be the dollar amount which the Special Servicer certifies to the Trustee based on the Special Servicer’s review of the bids, which certification shall be binding and conclusive.

4937-3299-2433v.3

Exh. F-2

4937-3299-2433v.3

INCREF 2026-FL2 LLC

FORM OF NRSRO CERTIFICATION
[Date]

EXHIBIT G

4937-3299-2433v.3

2300 N. Field Street, Suite 1200
Dallas, Texas 75201 Attention: Susan Mitchell

Computershare Trust Company, National Association, as Note Administrator
9062 Old Annapolis Road Columbia, Maryland 21045
Attention: INCREF 2026-FL2 LLC
In accordance with the requirements for obtaining certain information pursuant to the Indenture, dated as of June 16, 2026 (the “Indenture”), by and among INCREF 2026-FL2 LLC (the “Issuer”), as Issuer, Invesco Commercial Real Estate Finance Investments, LP, as advancing agent, Wilmington Trust, National Association, as Trustee, Computershare Trust Company, National Association, as note administrator (in such capacity and, together with any successor note administrator permitted under the Indenture, the “Note Administrator”), and as custodian, the undersigned hereby certifies and agrees as follows:
1.The undersigned, is (a) either (i) a Nationally Recognized Statistical Rating Organization (“NRSRO”) or (ii) a Rating Agency, (b) has provided the Issuer with the appropriate certifications under Exchange Act 17g-5(e), and (c) agrees that any information obtained from the Issuer’s 17g-5 Website will be subject to the same confidentiality provisions applicable to information obtained from the Issuer’s 17g-5 website.
2.The undersigned has access to the 17g-5 Website.
3.The undersigned shall be deemed to have recertified to the provisions herein each time it accesses the 17g-5 Information on the 17g-5 Website.
4.The undersigned agrees to the terms of the confidentiality agreement applicable to the NRSRO, attached as Annex A hereto.
Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Indenture.

Exh. G-1

4937-3299-2433v.3

IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereto by its duly authorized signatory, as of the day and year written above.

Exh. G-2

4937-3299-2433v.3

ANNEX A
CONFIDENTIALITY AGREEMENT
This Confidentiality Agreement (the “Confidentiality Agreement”) is made in connection with INCREF 2026-FL2 LLC, as issuer (the “Issuer”, and, together with its affiliates, the “Furnishing Entities” and each a “Furnishing Entity”) furnishing certain financial, operational, structural and other information relating to the issuance of the floating rate notes issued by the Issuer (the “Notes”) pursuant to the Indenture, dated as of June 16, 2026 (the “Indenture”), by and among the Issuer, Invesco Commercial Real Estate Finance Investments, LP, as advancing agent (the “Advancing Agent”), Wilmington Trust, National Association, as trustee, and Computershare Trust Company, National Association, as note administrator (in such capacity, the “Note Administrator”), and custodian, and the assets underlying or referenced by the Notes, including the identity of, and financial information with respect to borrowers, sponsors, guarantors, managers and lessees with respect to such assets (together, the “Collateral”) to you (the “NRSRO”) through the website of Computershare Trust Company, National Association, as 17g-5 Information Provider under the Indenture. Information provided by each Furnishing Entity is labeled as provided by the specific Furnishing Entity.
(1)Definition of Confidential Information. For purposes of this Confidentiality Agreement, the term “Confidential Information” shall include the following information (irrespective of its source or form of communication, including information obtained by you through access to this site) that may be furnished to you by or on behalf of a Furnishing Entity in connection with the issuance or monitoring of a rating with respect to the Notes: (x) all data, reports, interpretations, forecasts, records, agreements, legal documents and other information (such information, the “Evaluation Material”) and (y) any of the terms, conditions or other facts with respect to the transactions contemplated by the Indenture, including the status thereof; provided, however, that the term Confidential Information shall not include information which:
(a)was or becomes generally available to the public (including through filing with the Securities and Exchange Commission or disclosure in an offering document) other than as a result of a disclosure by you or a NRSRO Representative (as defined in Section 2(c)(i) below) in violation of this Confidentiality Agreement;
(b)was or is lawfully obtained by you from a source other than a Furnishing Entity or its representatives that (i) is reasonably believed by you to be under no obligation to maintain the information as confidential and (ii) provides it to you without any obligation to maintain the information as confidential; or
(c)is independently developed by the NRSRO without reference to any Confidential Information.
(2)Information to Be Held in Confidence.
(a)You will use the Confidential Information solely for the purpose of determining or monitoring a credit rating on the Notes and, to the extent that any information used is derived from but does not reveal any Confidential Information, for benchmarking, modeling or research purposes (the “Intended Purpose”).

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Exh. G-3

4937-3299-2433v.3

(b)You acknowledge that you are aware that the United States federal and state securities laws impose restrictions on trading in securities when in possession of material, non-public information and that the NRSRO will advise (through policy manuals or otherwise) each NRSRO Representative who is informed of the matters that are the subject of this Confidentiality Agreement to that effect.
(c)You will treat the Confidential Information as private and confidential. Subject to Section 3, without the prior written consent of the applicable Furnishing Entity, you will not disclose to any person any Confidential Information, whether such Confidential Information was furnished to you before, on or after the date of this Confidentiality Agreement. Notwithstanding the foregoing, you may:
(i)disclose the Confidential Information to any of the NRSRO’s affiliates, directors, officers, employees, legal representatives, agents and advisors (each, a “NRSRO Representative”) who, in the reasonable judgment of the NRSRO, need to know such Confidential Information in connection with the Intended Purpose; provided, that, prior to disclosure of the Confidential Information to a NRSRO Representative, the NRSRO shall have taken reasonable precautions to ensure, and shall be satisfied, that such NRSRO Representative will act in accordance with this Confidentiality Agreement;
(ii)solely to the extent required for compliance with Rule 17g-5(a)(3) of the Act (17 C.F.R. 240.17g-5), post the Confidential Information to the NRSRO’s password protected website; and
(iii)use information derived from the Confidential Information in connection with an Intended Purpose, if such derived information does not reveal any Confidential Information.
(3)Disclosures Required by Law. If you or any NRSRO Representative is requested or required (orally or in writing, by interrogatory, subpoena, civil investigatory demand, request for information or documents, deposition or similar process relating to any legal proceeding, investigation, hearing or otherwise) to disclose any Confidential Information, you agree to provide the relevant Furnishing Entity with notice as soon as practicable (except in the case of regulatory or other governmental inquiry, examination or investigation, and otherwise to the extent practical and permitted by law, regulation or regulatory or other governmental authority) that a request to disclose the Confidential Information has been made so that the relevant Furnishing Entity may seek an appropriate protective order or other reasonable assurance that confidential treatment will be accorded the Confidential Information if it so chooses. Unless otherwise required by a court or other governmental or regulatory authority to do so, and provided that you have been informed by written notice that the related Furnishing Entity is seeking a protective order or other reasonable assurance for confidential treatment with respect to the requested Confidential Information, you agree not to disclose the Confidential Information while the Furnishing Entity’s effort to obtain such a protective order or other reasonable assurance for confidential treatment is pending. You agree to reasonably cooperate with each Furnishing Entity in its efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded to the portion of the Confidential Information that

4937-3299-2433v.3

Exh. G-4

4937-3299-2433v.3

is being disclosed, at the sole expense of such Furnishing Entity; provided, however, that in no event shall the NRSRO be required to take a position that such information should be entitled to receive such a protective order or reasonable assurance as to confidential treatment. If a Furnishing Entity succeeds in obtaining a protective order or other remedy, you agree to comply with its terms with respect to the disclosure of the Confidential Information, at the sole expense of such Furnishing Entity. If a protective order or other remedy is not obtained or if the relevant Furnishing Entity waives compliance with the provisions of this Confidentiality Agreement in writing, you agree to furnish only such information as you are legally required to disclose, at the sole expense of the relevant Furnishing Entity.
(4)Obligation to Return Evaluation Material. Promptly upon written request by or on behalf of the relevant Furnishing Entity, all material or documents, including copies thereof, that contain Evaluation Material will be destroyed or, in your sole discretion, returned to the relevant Furnishing Entity. Notwithstanding the foregoing, (a) the NRSRO may retain one or more copies of any document or other material containing Evaluation Material to the extent necessary for legal or regulatory compliance (or compliance with the NRSRO’s internal policies and procedures designed to ensure legal or regulatory compliance) and (b) the NRSRO may retain any portion of the Evaluation Material that may be found in backup tapes or other archive or electronic media or other documents prepared by the NRSRO and any Evaluation Material obtained in an oral communication; provided, that any Evaluation Material so retained by the NRSRO will remain subject to this Confidentiality Agreement and the NRSRO will remain bound by the terms of this Confidentiality Agreement.
(5)Violations of this Confidentiality Agreement.
(a)The NRSRO will be responsible for any breach of this Confidentiality Agreement by you, the NRSRO or any NRSRO Representative.
(b)You agree promptly to advise each relevant Furnishing Entity in writing of any misappropriation or unauthorized disclosure or use by any person of the Confidential Information which may come to your attention and to take all steps reasonably requested by such Furnishing Entity to limit, stop or otherwise remedy such misappropriation, or unauthorized disclosure or use.
(c)You acknowledge and agree that the Furnishing Entities would not have an adequate remedy at law and would be irreparably harmed in the event that any of the provisions of this Confidentiality Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each Furnishing Entity shall be entitled to specific performance and injunctive relief to prevent breaches of this Confidentiality Agreement and to specifically enforce the terms and provisions hereof, in addition to any other remedy to which a Furnishing Entity may be entitled at law or in equity. It is further understood and agreed that no failure to or delay in exercising any right, power or privilege hereunder shall preclude any other or further exercise of any right, power or privilege.

4937-3299-2433v.3

Exh. G-5

4937-3299-2433v.3

(6)Term. Notwithstanding the termination or cancellation of this Confidentiality Agreement and regardless of whether the NRSRO has provided a credit rating on a Note, your obligations under this Confidentiality Agreement will survive indefinitely.
(7)Governing Law. This Confidentiality Agreement and any claim, controversy or dispute arising under the Confidentiality Agreement, the relationships of the parties and/or the interpretation and enforcement of the rights and duties of the parties shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed within such State.
(8)Amendments. This Confidentiality Agreement may be modified or waived only by a separate writing by the NRSRO and each Furnishing Entity.
(9)Entire Agreement. This Confidentiality Agreement represents the entire agreement between you and the Furnishing Entities relating to the treatment of Confidential Information heretofore or hereafter reviewed or inspected by you. This Confidentiality Agreement supersedes all other understandings and agreements between us relating to such matters; provided, however, that, if the terms of this Confidentiality Agreement conflict with another agreement relating to the Confidential Information that specifically states that the terms of such agreement shall supersede, modify or amend the terms of this Confidentiality Agreement, then to the extent the terms of this Confidentiality Agreement conflict with such agreement, the terms of such agreement shall control notwithstanding acceptance by you of the terms hereof by entry into this website.
(10)Contact Information. Notices for each Furnishing Entity under this Confidentiality Agreement, shall be directed as set forth below:
INCREF 2026-FL2 LLC
2300 N. Field Street, Suite 1200
Dallas, Texas 75201 Attention: Susan Mitchell

4937-3299-2433v.3

Exh. G-6

4937-3299-2433v.3

EXHIBIT H
FORM OF NOTE ADMINISTRATOR’S MONTHLY REPORT
(TO BE INSERTED)

Exh. H-1

4937-3299-2433v.3

Payment Date:	07/21/26
Determination Date:	07/13/26
Record Date:	07/20/26
INCREF 2026-FL2 LLC

Table of Contents		Contacts
Section	Pages	Role	Party and Contact Information
Note Distribution Detail	2	Issuer	INCREF 2026-FL2 LLC The Corporation Trust Company (302) 738-7210 1209 Orange Street | Wilmington, DE 19801 | United States
Note Factor Detail	3
Note Interest Reconciliation Detail	4
		Collateral Manager	Invesco Advisers, Inc. Attention: Susan G. Mitchell 2300 N. Field Street, Suite 1200 | Dallas, TX 75201 | United States	Susan.Mitchell2@invesco.com
Additional Information	5-6
Note/ Collateral Reconciliation - Cash Flows	7
Collateral Stratification and Historical Detail	8
		Note Administrator	Computershare Trust Company, N.A. Attention: Computershare Corporate Trust – INCREF 2026-FL2 9062 Old Annapolis Road | Columbia, MD 21045 | United States	trustadministrationgroup@computershare.com CCTCREBondAdmin@computershare.com
Mortgage Loan Detail (Part 1)	9
Mortgage Loan Detail (Part 2)	10
Calculation Amount Detail	11
		Trustee	Wilmington Trust, National Association Attention: CMBS Trustee - INCREF 2026-FL2 1100 North Market Street | Wilmington, DE 19890 | United States	cmbstrustee@wilmingtontrust.com
Cumulative Loan Acquisition Detail (Shown at Face Value)	12
Principal Prepayment Detail	13
Historical Detail	14
		Advancing Agent	Invesco Commercial Real Estate Finance Investments, LP Attention: Susan G. Mitchell 2300 N. Field Street, Suite 1200 | Dallas, TX 75201 | United States	Susan.Mitchell2@invesco.com
Delinquency Loan Detail	15
Specially Serviced Loan Detail - Part 1	16
Specially Serviced Loan Detail - Part 2	17	Servicer	KeyBank National Association Attention: Todd Reynolds 11501 Outlook Street, Suite 300 | Overland Park, KS 66211 | United States	todd_reynolds@keybank.com
Modified Loan Detail	18
Historical Liquidated Loan Detail	19
		Special Servicer	Bellwether Asset Services, LLC Attention: Dennis Grzeskowiak 200 N Pacific Coast Hwy, Ste 1400 | El Segundo, CA 90245 | United States	dgrzeskowiak@bellwetherco.com
Historical Bond / Collateral Loss Reconciliation Detail	20
Interest Shortfall Detail - Collateral Level	21
Supplemental Notes	22

This report is compiled by Computershare Trust Company, N.A. from information provided by third parties. Computershare Trust Company, N.A. has not independently confirmed the accuracy of the information.
Please visit www.ctslink.com for additional information and if applicable, any special notices and any credit risk retention notices. In addition, certificate holders may register online for email notification when special notices are posted. For information or assistance please call 866-846-4526.

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Payment Date:	07/21/26
Determination Date:	07/13/26
Record Date:	07/20/26
INCREF 2026-FL2 LLC

Note Distribution Detail

Class	CUSIP	Pass-Through Rate	Original Balance Beginning	Balance	Principal Distribution	Interest Distribution	Prepayment Penalties	Losses		Total Distribution	Ending Balance	Current Credit Support¹	Original Credit Support¹
Regular Notes
A		0.000000%	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00%	0.00%
A-S		0.000000%	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00%	0.00%
B		0.000000%	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00%	0.00%
C		0.000000%	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00%	0.00%
D		0.000000%	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00%	0.00%
E		0.000000%	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00%	0.00%
F		0.000000%	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00%	0.00%
G		0.000000%	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00%	0.00%
Income Notes		0.000000%	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00%	0.00%
Regular SubTotal			0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00

Deal Distribution	Total				0.00	0.00	0.00		0.00	0.00

(1)    Calculated by taking (A) the sum of the ending certificate balance of all classes in a series less (B) the sum of (i) the ending certificate balance of the designated class and (ii) the ending certificate balance of all classes which are not subordinate to the designated class and dividing the result by (A).

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Payment Date: Determination Date:		07/21/26 07/13/26			INCREF 2026-FL2 LLC
Record Date:		07/20/26
					Note Factor Detail
						Interest Shortfalls	Cumulative Interest
Class	CUSIP	Beginning Balance		Principal Distribution	Interest Distribution / (Paybacks)		Shortfalls	Prepayment Penalties	Losses	Total Distribution	Ending Balance
Regular Notes
A			0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000
A-S			0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000
B			0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000
C			0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000
D			0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000
E			0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000
F			0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000
G			0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000
Income Notes			0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000	0.00000000

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Payment Date: Determination Date:	07/21/26 07/13/26		INCREF 2026-FL2 LLC
Record Date:	07/20/26
				Note Interest Reconciliation Detail
					(PPIS)/PPIE (Net				Additional
					Aggregate		Interest		Interest Amount
		Accrual	Prior Interest	Accrued Note	Prepayment	Distributable	Shortfalls	Payback of Prior	(Net Current	Interest	Cumulative	Additional
Class	Accrual Period	Days	Shortfalls	Interest	Interest Shortfall)	Note Interest	(Paybacks)	Realized Losses	Accrued/Paid)	Distribution	Interest Shortfalls Interest Shortfalls
A	MM/DD/YY-MM/DD/YY	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
A-S	MM/DD/YY-MM/DD/YY	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
B	MM/DD/YY-MM/DD/YY	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
C	MM/DD/YY-MM/DD/YY	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
D	MM/DD/YY-MM/DD/YY	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
E	MM/DD/YY-MM/DD/YY	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
F	MM/DD/YY-MM/DD/YY	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
G	MM/DD/YY-MM/DD/YY	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Income Notes	MM/DD/YY-MM/DD/YY	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Totals			0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

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Payment Date:	07/21/26
Determination Date:	07/13/26
Record Date:	07/20/26
INCREF 2026-FL2 LLC

Additional Information

© 2021 Computershare. All rights reserved. Confidential.

Current Benchmark %    0.000000
Trustee will post (A) each confirmation of compliance delivered by the EU/UK Retention Holder and the Retention Holder in accordance with Section 3(c) of the EU/UK Risk Retention Letter and (B) any other confirmation or notification received from the EU/UK Retention Holder or the Retention Holder under the EU/UK Risk Retention Letter

Current Period Deposits    0.00

Ending Account Balance    0.00
Yes/No

Aggregate Outstanding Portfolio Balance Before Payment Date    0.00

Current Period Deposits    0.00

Ending Account Balance    0.00

(1)The Available Distribution Amount includes any Prepayment Premiums.
(2)Including Defaulted Interest
(3)Including Defaulted Interest and Deferred Interest
*    See Supplemental Notes for footnote

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Payment Date:	07/21/26
Determination Date:	07/13/26
Record Date:	07/20/26
INCREF 2026-FL2 LLC

Additional Information
Par Value Ratio %    0.0000    Interest Coverage Ratio %    0.0000

© 2021 Computershare. All rights reserved. Confidential.

Calculation: (A)/(B+C+D+E+F+G+H)

(ii) the Aggregate Principal Balance of all Principal Proceeds held as Cash or Eligible Investments and all Cash and Eligible Investments held in the Reinvestment Account and the Unused Proceeds Account; and

0.00

(1) the expected scheduled interest payments due (in each case regardless of whether the due date for any such interest payment has yet occurred) in the Due Period in which such Measurement Date occurs on the Collateral Interests

(3) Interest Advances, if any, advanced by the Advancing Agent, the Backup Advancing Agent or the Trustee, with respect to the related Payment Date

0.00

0.00
(A) = Sum of (i), (ii), and (iii): Net Outstanding Portfolio Balance*    0.00

Divided by the sum of the following:
(B) Aggregate Outstanding Amount of the Class A Notes    0.00
(D) Aggregate Outstanding Amount of the Class B Notes    0.00

(5)the Closing Date Deposit    N/A

(6)Any amounts scheduled to be paid pursuant to Section 11.1(a)(i)(1) through (4)
(F) Aggregate Outstanding Amount of the Class D Notes    0.00
(H)Unreimbursed Interest Advances    0.00

(other than any Collateral Manager Fees that the Collateral Manager has agreed to waive in accordance with this Indenture and the Collateral Management Agreement)

0.00

Divided by the sum of the following:
(7)Class A Notes Scheduled Interest Due (2)    0.00
(9) Class B Notes Scheduled Interest Due (2)    0.00
(11) Class D Notes Scheduled Interest Due (3)    0.00
Sum of (7), (8), (9), (10), (11), and (12):    0.00

(1)The Available Distribution Amount includes any Prepayment Premiums.
(2)Including Defaulted Interest
(3)Including Defaulted Interest and Deferred Interest
*    See Supplemental Notes for footnote

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Payment Date:	07/21/26
Determination Date:	07/13/26
Record Date:	07/20/26
INCREF 2026-FL2 LLC

Note/ Collateral Reconciliation - Cash Flows
Interest    Fees

Interest Paid or Advanced	0.00	Servicing Fee	0.00
Interest Reductions due to Nonrecoverability Determination	0.00	Note Administration Fee	0.00
Interest Adjustments	0.00	Trustee Fee	0.00
Deferred Interest	0.00	CREFC Royalty Payment (Fee)	0.00
Net Prepayment Interest Excess / (Shortfall)	0.00	Collateral Manager Fee	0.00
Extension Interest	0.00	Advancing Agent Fee	0.00
Total Interest Collected	0.00	Total Fees	0.00
Principal		Expenses/Reimbursements
Scheduled Principal	0.00	Reimbursement for Interest on Advances	0.00
Unscheduled Principal Collections		ASER Amount	0.00
Principal Prepayments	0.00	Special Servicing Fees (Monthly)	0.00
Collection of Principal after Maturity Date	0.00	Legal Fees	0.00
Recoveries From Liquidations and Insurance Proceeds	0.00	Rating Agency Expenses	0.00
Excess of Prior Principal Amounts Paid	0.00	Bankruptcy Expenses Amount	0.00
Curtailments	0.00	Taxes Imposed on Trust Fund	0.00
Principal Adjustments	0.00	Non-Recoverable Advances	0.00
Total Principal Collected	0.00	Workout Delayed Reimbursement Amounts	0.00
		Other Expenses	0.00
		Total Expenses/Reimbursements	0.00
Other		Payments to Certificateholders and Others
Prepayment Penalties / Yield Maintenance	0.00	Interest Distribution	0.00
Exit / Extension Fees	0.00	Principal Distribution	0.00
Reinvestment Account Withdrawal	0.00	Reinvestment Account Deposit	0.00
Interest Earned on Reinvestment Account	0.00	Unused Proceeds Account Deposit	0.00
Unused Proceeds Account Withdrawal	0.00	Expense Account Deposit	0.00
Interest Earned on Unused Proceeds Account	0.00	Total Payments to Noteholders and Others	0.00
Expense Account Withdrawal	0.00

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Interest Earned on Expense Account	0.00
Amounts Contributed By Issuer	0.00
Total Other Collected	0.00

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Payment Date:	07/21/26
Determination Date:	07/13/26
Record Date:	07/20/26
INCREF 2026-FL2 LLC

Collateral Stratification and Historical Detail

Maturity Dates and Loan Status¹
	Total		Performing		Non-Performing		REO/Foreclosure

Past Maturity		0		0		0		0
0 - 6 Months		0		0		0		0
7 - 12 Months		0		0		0		0
13 - 24 Months		0		0		0		0
25 - 36 Months		0		0		0		0
37 - 48 Months		0		0		0		0
49 - 60 Months		0		0		0		0
> 60 Months		0		0		0		0

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Historical Delinquency Information
Total Current 30-59 Days 60-89 Days 90+ Days REO/Foreclosure

Jul-26 0 0 0 0 0 0
Jun-26 0 0 0 0 0 0
May-26 0 0 0 0 0 0
Apr-26 0 0 0 0 0 0
Mar-26 0 0 0 0 0 0
Feb-26 0 0 0 0 0 0
Jan-26 0 0 0 0 0 0
Dec-25 0 0 0 0 0 0
Nov-25 0 0 0 0 0 0
Oct-25 0 0 0 0 0 0
Sep-25 0 0 0 0 0 0
Aug-25 0 0 0 0 0 0
(1)    Maturity dates used in this chart are based on the dates provided by the Master Servicer in the Loan Periodic File.

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Payment Date:	07/21/26
Determination Date:	07/13/26
Record Date:	07/20/26
INCREF 2026-FL2 LLC

Mortgage Loan Detail (Part 1)

Totals

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1 Property Type Codes

HC - Health Care	MU - Mixed Use	WH - Warehouse	MF - Multi-Family
SS - Self Storage	LO - Lodging	RT - Retail	SF - Single Family Rental
98 - Other	IN - Industrial	OF - Office	MH - Mobile Home Park
SE - Securities	CH - Cooperative Housing	ZZ - Missing Information/Undefined

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Payment Date:	07/21/26
Determination Date:	07/13/26
Record Date:	07/20/26
INCREF 2026-FL2 LLC

Mortgage Loan Detail (Part 2)

Pros ID	Loan Group	Most Recent Fiscal NOI	Most Recent NOI	Most Recent NOI Start Date	Most Recent NOI End Date	Appraisal Reduction Date	Appraisal Reduction Amount	Cumulative ASER	Current P&I Advances	Cumulative P&I Advances	Cumulative Servicer Advances	Current NRA/WODRA from Principal	Defease Status

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Totals
1Defeasance Status
F - Full Defeasance    P - Partial Defeasance
N - No Defeasance has Occurred    X - Defeasance not Allowable

2Event Flag
ABC - Loan going into default XYZ - Loan approaching maturity

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Payment Date:	07/21/26
Determination Date:	07/13/26
Record Date:	07/20/26
INCREF 2026-FL2 LLC

Calculation Amount Detail

Defaulted Loan Subtotal				0.00	0.00	0.00	0.00
Modified Loan Subtotal				0.00	0.00	0.00	0.00
Totals				0.00	0.00	0.00	0.00
1 Property Type Codes HC - Health Care	MU - Mixed Use	WH - Warehouse	MF - Multi-Family
SS - Self Storage 98 – Other SE - Securities	LO - Lodging IN - Industrial CH - Cooperative Housing	RT- Retail OF – Office ZZ - Missing Information/Undefined	SF - Single Family Rental MH - Mobile Home Park

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Payment Date:	07/21/26
Determination Date:	07/13/26
Record Date:	07/20/26
INCREF 2026-FL2 LLC

Cumulative Loan Acquisition Detail (Shown at Face Value)

Remaining Future
Asset						Beginning Securitized			Future Funding	Funding
Acquisition						Face	Asset Acquisition	Ending Securitized Face	Participation	Participation
Date¹	Loan Number	ODCR	Property Type	City	State	Value	Amount	Value²	Commitment³	Commitment⁴

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1 Property Type Codes
HC - Health Care	MU - Mixed Use	WH - Warehouse	MF - Multi-Family	SS - Self Storage
LO - Lodging	RT - Retail	SF - Single Family Rental	98 - Other	IN - Industrial
OF - Office	MH - Mobile Home Park	SE - Securities	CH - Cooperative Housing	ZZ - Missing Information/Undefined
(1)Bolded and underlined rows denote activity in the current period.
(2)Does not reflect partial release or principal pay down. Please refer to Mortgage Loan Detail for principal pay down.
(3)Value obtained from Annex A or Servicer setup file at time of loan acquisition.
Does not reflect any Future Fundings that may have occurred but not purchased by the Trust.

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Payment Date:	07/21/26
Determination Date:	07/13/26
Record Date:	07/20/26
INCREF 2026-FL2 LLC

Principal Prepayment Detail

				Unscheduled Principal	Prepayment Premiums
Loan
Pros ID	Loan Number	Group	Amount	Prepayment / Liquidation Code	Prepayment Premium Amount Yield Maintenance Amount

Totals
(1) Principal Prepayment Amount listed here may include Principal Adjustment Amounts on the loan in addition to the Unscheduled Principal Amount.

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Payment Date:	07/21/26
Determination Date:	07/13/26
Record Date:	07/20/26
INCREF 2026-FL2 LLC

Historical Detail

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Payment Date:	07/21/26
Determination Date:	07/13/26
Record Date:	07/20/26
INCREF 2026-FL2 LLC

Delinquency Loan Detail

		Paid		Mortgage			Outstanding		Servicing	Resolution
		Through	Months	Loan	Current P&I	Outstanding P&I	Servicer	Actual Principal	Transfer	Strategy	Bankruptcy	Foreclosure
Pros ID	Loan ID	Date	Delinquent	Status¹	Advances	Advances	Advances	Balance	Date	Code²	Date	Date	REO Date

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Totals
1 Mortgage Loan Status

3 - Bankruptcy	8 - Resolved	12 - Reps and Warranties
4 - Extension	9 - Pending Return to Master Servicer	13 - TBD
5 - Note Sale	98 - Other
A - Payment Not Received But Still in Grace Period 0 - Current    4 - Performing Matured Balloon

2 Resolution Strategy Code
1 - Modification    6 - DPO    10 - Deed in Lieu of Foreclosures
B - Late Payment But Less Than 30 days Delinquent

1 - 30-59 Days Delinquent 5 - Non Performing Matured Balloon
2 - 60-89 Days Delinquent 6 - 121+ Days Delinquent
3 - 90-120 Days Delinquent

2 - Foreclosure    7 - REO    11- Full Payoff

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Payment Date:	07/21/26
Determination Date:	07/13/26
Record Date:	07/20/26
INCREF 2026-FL2 LLC

Specially Serviced Loan Detail - Part 1

		Ending Scheduled				Net Operating				Remaining
Pros ID	Loan ID	Balance	Actual Balance	Appraisal Value	Appraisal Date	Income	DSCR	DSCR Date	Maturity Date	Amort Term

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Totals
1Mortgage Loan Status
A - Payment Not Received But Still in Grace Period    0 - Current    4 - Performing Matured Balloon
B - Late Payment But Less Than 30 days Delinquent 1 - 30-59 Days Delinquent 5 - Non Performing Matured Balloon 2 - 60-89 Days Delinquent    3 - 90-120 Days Delinquent 6 - 121+ Days Delinquent
REO

2Resolution Strategy Code
1- Modification    6 - DPO    10 - Deed in Lieu of Foreclosures
2- Foreclosure    7 - REO    11- Full Payoff
3- Bankruptcy    8 - Resolved    12 - Reps and Warranties
4- Extension    9 - Pending Return to Master Servicer    13 - TBD
5- Note Sale    98 - Other

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Payment Date:	07/21/26
Determination Date:	07/13/26
Record Date:	07/20/26
INCREF 2026-FL2 LLC

Specially Serviced Loan Detail - Part 2

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1Property Type Codes
HC - Health Care    MU - Mixed Use    WH - Warehouse
MF - Multi-Family    SS - Self Storage    LO - Lodging
RT - Retail    SF - Single Family Rental    98 - Other
IN - Industrial    OF - Office    MH - Mobile Home Park
SE - Securities    CH - Cooperative Housing    ZZ - Missing Information/Undefined
2Resolution Strategy Code
1- Modification    6 - DPO    10 - Deed in Lieu of Foreclosures
2- Foreclosure    7 - REO    11- Full Payoff
3- Bankruptcy    8 - Resolved    12 - Reps and Warranties
4- Extension    9 - Pending Return to Master Servicer    13 - TBD
5- Note Sale    98 - Other

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Payment Date:	07/21/26
Determination Date:	07/13/26
Record Date:	07/20/26
INCREF 2026-FL2 LLC

Modified Loan Detail

Totals
1 Modification Codes

1 - Maturity Date Extension	7 - Capitalization on Taxes	2 - Amortization Change
5 - Temporary Rate Reduction	8 - Other	3 - Principal Write-Off
6 - Capitalization on Interest	9 - Combination	10 - Forbearance

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Payment Date:	07/21/26
Determination Date:	07/13/26
Record Date:	07/20/26
INCREF 2026-FL2 LLC

Historical Liquidated Loan Detail

Pros ID¹	Loan Number	Dist.Date	Loan Beginning Scheduled Balance	Most Recent Appraised Value or BPO	Gross Sales Proceeds or Other Proceeds	Fees, Advances, and Expenses	Net Proceeds Received on Liquidation	Net Proceeds Available for Distribution	Realized Loss to Loan	Current Period Adjustment to Loan	Cumulative Adjustment to Loan	Loss to Loan with Cumulative Adjustment	Percent of Original Loan Balance

Current Period Totals Cumulative Totals

*    Fees, Advances and Expenses also include outstanding P & I advances and unpaid fees (servicing, trustee, etc.).

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Payment Date:	07/21/26
Determination Date:	07/13/26
Record Date:	07/20/26
INCREF 2026-FL2 LLC

Historical Bond / Collateral Loss Reconciliation Detail

		Certificate	Reimb of Prior
		Interest Paid	Realized Losses		Loss Covered by					Total Loss
		from Collateral	from Collateral	Aggregate	Credit	Loss Applied to	Loss Applied to	Non-Cash	Realized Losses	Applied to
Loan	Distribution	Principal	Interest	Realized Loss to	Support/Deal	Certificate	Certificate	Principal	from	Certificate
Pros ID Number	Date	Collections	Collections	Loan	Structure	Interest Payment	Balance	Adjustment	NRA/WODRA	Balance

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Current Period Totals Cumulative Totals

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Payment Date:	07/21/26
Determination Date:	07/13/26
Record Date:	07/20/26
INCREF 2026-FL2 LLC

Interest Shortfall Detail - Collateral Level

Pros ID	Interest Adjustments	Deferred Interest Collected	Special Servicing Fees Monthly Liquidation Work Out	ASER	PPIS / (PPIE)	Non-Recoverable Interest	Interest on Advances	Reimbursement of Advances from Interest	Other Shortfalls / (Refunds)	Modified Interest Reduction / (Excess)

Total

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Interest Adjustments listed for each loan do not include amounts that were used to adjust the Weighted Average Net Rate of the mortgage loans.

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Payment Date:	07/21/26
Determination Date:	07/13/26
Record Date:	07/20/26
INCREF 2026-FL2 LLC

Supplemental Notes
provided, however, that (a) with respect to each Collateral Interest acquired at a purchase price that is less than 95% of the outstanding Principal Balance of such Collateral Interest, the “Principal Balance” of such Collateral Interest will be the lesser of the purchase price and the amount determined pursuant to clause (iii) above, if applicable, for purposes of computing the Net Outstanding Portfolio Balance, (b) with respect to each Defaulted Collateral Interest that has been owned by the Issuer for more than three years after becoming a Defaulted Collateral Interest, the Principal Balance of such Defaulted Collateral Interest will be zero for purposes of computing the Net Outstanding Portfolio Balance, (c) in the case of a Collateral Interest subject to a Credit Risk/Defaulted Collateral Interest Cash Purchase or an exchange for an Exchange Collateral Interest, the Collateral Manager will have 45 days to exercise such purchase or exchange and during such period such Collateral Interest will not be treated as a Defaulted Collateral Interest for purposes of computing the Net Outstanding Portfolio Balance and (d) any Collateral Interest with respect to which the related Mortgaged Property has become an REO Property shall be treated as a Defaulted Collateral Interest for purposes of computing the Net Outstanding Portfolio Balance.
The "Interest Coverage Test" will be satisfied (i) prior to the Purchase Termination Date, as of any Measurement Date and (ii) after the Purchase Termination Date, as of any Measurement Date on which any Offered Notes remain Outstanding if the Interest Coverage Ratio as of such Measurement Date is equal to or greater than 120.00%.

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[Date]

FORM OF INVESTOR CERTIFICATION
(For Non-Borrower Affiliates)

EXHIBIT I-1

4937-3299-2433v.3

Computershare Trust Company, National Association 9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Computershare Corporate Trust – INCREF 2026-FL2 LLC Re:    INCREF 2026-FL2 LLC
In accordance with the requirements for obtaining certain information pursuant to the Indenture, dated as of June 16, 2026 (the “Indenture”), by and among INCREF 2026-FL2 LLC (the “Issuer”), as Issuer, Invesco Commercial Real Estate Finance Investments, LP, as advancing agent, Wilmington Trust, National Association (the “Trustee”), as Trustee, Computershare Trust Company, National Association, as note administrator (in such capacity and, together with any successor note administrator permitted under the Indenture, the “Note Administrator”), and as custodian, the undersigned hereby certifies and agrees as follows:
1.The undersigned is a Noteholder, a beneficial owner of a Note, or a prospective purchaser of a Note.
2.The undersigned is not a borrower, an agent of, or an investment advisor to, any borrower or affiliate of any borrower under a Collateral Interest.
3.The undersigned is requesting access pursuant to the Indenture to certain information (the “Information”) on the Note Administrator’s Website and/or is requesting the information identified on the schedule attached hereto (also, the “Information”) pursuant to the provisions of the Indenture.
4.In consideration of the disclosure to the undersigned of the Information, or the access thereto, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in making an evaluation in connection with purchasing the related Notes, from its accountants and attorneys, and otherwise from such governmental or banking authorities or agencies to which the undersigned is subject), and such Information will not, without the prior written consent of the Note Administrator, be otherwise disclosed by the undersigned or by its officers, directors, partners, employees, agents or representatives (collectively, the “Representatives”) in any manner whatsoever, in whole or in part.
The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended, or would require registration of any Note not previously registered pursuant to Section 5 of the Securities Act.

Exh. I-1-1

4937-3299-2433v.3

5.The undersigned shall be fully liable for any breach of this certification by itself or any of its Representatives and shall indemnify the Issuer, the Placement Agents, the Note Administrator, the Trustee, the Servicer, and the Special Servicer for any loss, liability or expense incurred thereby with respect to any such breach by the undersigned or any of its Representatives.
6.The undersigned shall be deemed to have recertified to the provisions herein each time it accesses the Information on the Note Administrator’s Website.
7.Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Indenture.

4937-3299-2433v.3

Exh. I-1-2

4937-3299-2433v.3

BY ITS CERTIFICATION HEREOF, the undersigned has made the representations above and shall be deemed to have caused its name to be signed hereto by its duly authorized signatory, as of the date certified.

By:          Name:
Title:

4937-3299-2433v.3

Exh. I-1-3

4937-3299-2433v.3

EXHIBIT I-2
FORM OF INVESTOR CERTIFICATION
(For Borrower Affiliates) [Date]
Computershare Trust Company, National Association 9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Computershare Corporate Trust – INCREF 2026-FL2 LLC Re:    INCREF 2026-FL2 LLC
In accordance with the requirements for obtaining certain information pursuant to the Indenture, dated as of June 16, 2026 (the “Indenture”), by and among INCREF 2026-FL2 LLC (the “Issuer”), as Issuer, Invesco Commercial Real Estate Finance Investments, LP, as advancing agent, Wilmington Trust, National Association (the “Trustee”), as Trustee, Computershare Trust Company, National Association, as note administrator (in such capacity and, together with any successor note administrator permitted under the Indenture, the “Note Administrator”), and as custodian, the undersigned hereby certifies and agrees as follows:
1.The undersigned is a Noteholder, a beneficial owner of a Note, or a prospective purchaser of a Note.
2.The undersigned is a borrower, an agent or Affiliate of, or an investment advisor to, a borrower under a Collateral Interest.
3.The undersigned is requesting access pursuant to the Indenture to [the Monthly Reports][the Monthly Reports and any documents, reports and information posted in connection with the EU Transparency Requirements] (the “Information”) on the Note Administrator’s Website pursuant to the provisions of the Indenture.
4.In consideration of the disclosure to the undersigned of the Information, or the access thereto, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in making an evaluation in connection with purchasing the related Notes, from its accountants and attorneys, and otherwise from such governmental or banking authorities or agencies to which the undersigned is subject), and such Information will not, without the prior written consent of the Note Administrator, be otherwise disclosed by the undersigned or by its officers, directors, partners, employees, agents or representatives (collectively, the “Representatives”) in any manner whatsoever, in whole or in part.
The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended, or would require registration of any Note not previously registered pursuant to Section 5 of the Securities Act.

4937-3299-2433v.3

Exh. I-2-1

4937-3299-2433v.3

5.The undersigned shall be fully liable for any breach of this certification by itself or any of its Representatives and shall indemnify the Issuer, the Placement Agents, the Note Administrator, the Trustee, the Servicer, and the Special Servicer for any loss, liability or expense incurred thereby with respect to any such breach by the undersigned or any of its Representatives.
6.The undersigned shall be deemed to have recertified to the provisions herein each time it accesses the Information on the Note Administrator’s Website.
7.Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Indenture.

4937-3299-2433v.3

Exh. I-2-2

4937-3299-2433v.3

BY ITS CERTIFICATION HEREOF, the undersigned has made the representations above and shall be deemed to have caused its name to be signed hereto by its duly authorized signatory, as of the date certified.

By:          Name:
Title:

4937-3299-2433v.3

Exh. I-2-3

4937-3299-2433v.3

EXHIBIT J FORM OF ONLINE MARKET DATA PROVIDER CERTIFICATION
This Certification has been prepared for provision of information to the market data providers listed in Paragraph 1 below pursuant to the direction of the Issuer. If you represent a market data provider not listed herein and would like access to the information, please contact CTSLink at 866-846-4526, or at ctslink.customerservice@computershare.com.
In accordance with the requirements for obtaining certain information pursuant to the Indenture, dated as of June 16, 2026 (the “Indenture”), by and among INCREF 2026-FL2 LLC, as Issuer (the “Issuer”), Invesco Commercial Real Estate Finance Investments, LP, as Advancing Agent, Computershare Trust Company, National Association, as Note Administrator and Custodian, and Wilmington Trust, National Association, as Trustee, the undersigned hereby certifies and agrees as follows:
1.The undersigned is an employee or agent of Bloomberg, L.P., Trepp, LLC, Intex Solutions, Inc., Markit Group Limited, Interactive Data Corp., BlackRock Financial Management, Inc., CMBS.com, Inc., Moody’s Analytics, Inc., KBRA Analytics, LLC, MBS Data, LLC, RealInsight, Deal View Technologies Ltd/StructureIt, LSEG, CRED iQ or PricingDirect Inc. or any such other provider of data and analytical software that has been given access to certain offering documents and transaction documents, the Monthly Reports, CREFC® reports, supplemental notices and certain other information on www.ctslink.com (the “Note Administrator’s Website”) by request of the Issuer.
2.The undersigned agrees that each time it accesses the Note Administrator’s Website, the undersigned is deemed to have recertified that the representation above remains true and correct.
3.The undersigned acknowledges and agrees that the provision to it of information and/or reports on the Note Administrator’s Website is for its own use only, and agrees that it will not disseminate or otherwise make such information available to any other person without the written consent of the Issuer, and any confidentiality agreement applicable to the undersigned with respect to information obtained from the Issuer’s 17g-5 Website shall also be applicable to information obtained from the Note Administrator’s Website.
4.Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Indenture pursuant to which the Notes were issued.
BY ITS CERTIFICATION HEREOF, the undersigned has made the representations above and shall be deemed to have caused its name to be signed hereto by its duly authorized signatory, as of the date certified.

4937-3299-2433v.3

Exh. J-1

4937-3299-2433v.3

EXHIBIT K
FORM OF OFFICER’S CERTIFICATE OF THE COLLATERAL MANAGER WITH RESPECT TO THE ACQUISITION OF DELAYED COLLATERAL INTERESTS AND SUBSEQUENT COLLATERAL INTERESTS
[DATE]
This officer’s certificate is being delivered pursuant to the Indenture, dated as of June 16, 2026 (the “Indenture”), by and among INCREF 2026-FL2 LLC, as Issuer (the “Issuer”), Invesco Commercial Real Estate Finance Investments, LP, as advancing agent, Wilmington Trust, National Association, as trustee, and Computershare Trust Company, National Association, as note administrator, paying agent, calculation agent, transfer agent, authenticating agent, custodian, backup advancing agent and notes registrar. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Indenture.
Pursuant to the Subsequent Transfer Instrument, dated as of the date hereof, INCREF CLO Seller LLC (the “Seller”) has agreed to sell to the Issuer, and the Issuer has agreed to purchase from the Seller, the Subsequent Collateral Interest or Delayed Collateral Interest described on Schedule A to the related Subsequent Transfer Instrument (the “Transferred Collateral Interest”).
In connection with the foregoing, the undersigned, in its capacity as Collateral Manager, hereby certifies that, with respect to the acquisition of each Transferred Collateral Interest, as of the date hereof [each of the Acquisition Criteria, the Acquisition and Disposition Requirements and the Eligibility Criteria are satisfied]1[the Delayed Acquisition Conditions are satisfied]2.

Signature on following page.

1 For Subsequent Collateral Interests (other than Contribution Collateral Interests).
2 For Delayed Collateral Interests.

Exh. K-1

4937-3299-2433v.3

IN WITNESS WHEREOF, the undersigned has executed this Officer’s Certificate as of the date first set forth above.

INVESCO ADVISERS, INC.

By:          Name:
Title:

Exh. K-2

4937-3299-2433v.3